UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2015

DATE OF REPORTING PERIOD:                 November 1, 2014 through April 30, 2015

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2015

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 19 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2015. In this report, you will find commentary from the management teams of the Calamos Funds, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about each Fund’s performance and positioning.

Market Review

Stocks advanced during the reporting period, surmounting headwinds related to energy prices, unrest in Ukraine, political wrangling in the euro zone, global growth rates, and the potential impact of a strengthening dollar. In the U.S., unemployment continued to fall, the Federal Reserve maintained accommodative monetary policy, and corporate profits remained healthy. Outside the U.S., positive economic surprises in Europe and Japan boosted investor sentiment. Markets responded favorably to the European Central Bank’s decision to move forward with quantitative easing as well as to Japan’s concerted and coordinated efforts to promote economic recovery.

The MSCI World Index, a measure of stocks from developed markets, returned 5.38% for the six-month period. Growth stocks outperformed, with the MSCI World Growth Index gaining 7.49%. In the U.S., stocks extended their bull market run, with the S&P 500 Index advancing 4.40%. Investors also demonstrated a preference for growth stocks, with the Russell 3000 Growth Index returning 6.59%, versus the Russell 3000 Value Index, up 2.82%. Emerging market equities gained 4.04%, as measured by the MSCI Emerging Markets Index.

Convertible securities, which combine attributes of stocks and fixed income securities, captured a substantial measure of the stock market’s gains. U.S. convertibles advanced 3.64%, as measured by the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index, and global convertibles gained 4.11%, as measured by the BofA Merrill Lynch Global 300 Convertible Index. The U.S. bond market produced more muted returns, with the Barclays U.S. Aggregate Bond Index rising 2.06%.

Outlook

Our team is optimistic about the global markets and the prospects for stocks and convertible securities. We see especially attractive potential for growth-oriented

www.calamos.com	1

Letter to Shareholders

companies—the focus of many of our funds, including our flagship Calamos Growth Fund (page 4) and Calamos International Growth Fund (page 22), which marked its 10-year anniversary during the reporting period.

Although the U.S. economy grew slowly during the first quarter of the year—due in large measure to unseasonably cold weather and turmoil in the energy sector—we believe the U.S. can resume its steady expansion for the remainder of 2015, if energy prices continue to stabilize, inflation remains contained, and the Federal Reserve maintains its accommodative stance. We also expect the global economy to expand in 2015, benefiting from ranging factors including central bank policy in the euro zone, Japan, and select emerging markets.

Looking beyond stocks and convertibles, we are concerned about the potential risks associated with oversized allocations to traditional fixed-income securities, as history has shown that interest rates can rise quickly. We believe investors should work proactively with their financial advisors to ensure appropriate diversification, which may include convertibles strategies and liquid alternative strategies. As a starting point for your discussions, you may wish to review the commentaries for two of our newer offerings, Calamos Global Convertible Fund (page 51) and Calamos Hedged Equity Income Fund (page 62).

While we see a good deal of opportunity, this is an environment where active management, rigorous research and keen awareness of risk will be important drivers of success. We anticipate market volatility will persist as investors respond to the activities of central banks (particularly those of the Federal Reserve), as well as geopolitical uncertainties. We believe that our disciplined, tested, and fundamentally driven approach will serve the Funds well.

In closing, I invite you to visit us at www.calamos.com. We’re continually updating our site with thought leadership, blogs and commentary designed to help you and your financial advisor decide which opportunities are most appropriate for you.

On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored you have chosen us to help you pursue your investment goals.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO

2	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Sources: Lipper, Inc.; Morningstar.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The Fund invests in the equities of U.S. companies with a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher-growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 6.27% (Class A shares at net asset value) versus the Russell 3000 Growth Index gain of 6.59%. For the same period the S&P 500 Index rose 4.40% and the Russell Midcap Growth Index returned 7.77%.

The Fund’s strong absolute results, which outperformed by 95 basis points the average return of peers in the Morningstar Large Growth category, reflected the strength of the growth equity market. We remain especially bullish on growth stocks as we believe earnings growth remains solidly positive and corporate earnings will continue to expand. We feel we have entered a growth regime, and recent market performance has aligned with our view. In the first quarter of 2015, growth stocks led value by 460 basis points, a spread not seen since the first quarter of 2009.

Since its inception on September 4, 1990, the Fund has returned 13.52% on an annualized basis (Class A shares at net asset value), demonstrating its ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.55%, while the S&P 500 Index and the Russell Midcap Growth Index returned 10.14% and 11.21%, respectively.

What factors influenced performance over the period?

The U.S. equity market continues to be buoyed by solid corporate performance, benign inflation and the prospect of a slower path to interest rate increases. Our use of both cyclical and secular themes supports our stance that we are in the mid-stages of the business cycle, and this approach worked well for the Fund during the period.

Selection in financials contributed to performance versus the Russell 3000 Growth Index. Holdings in the asset management, custody banks and regional banks industries were especially strong. An underweight and selection within the consumer staples sector also added value. In particular, positioning and holdings within the tobacco and drug retail industries contributed to performance.

Although the Fund’s overweight to consumer discretionary was positive, selection held back relative performance. We believe the sector continues to benefit from an improving housing industry and sustained positive consumer sentiment. Selection in energy hampered performance. As we believe oil and gas prices could remain lower for an extended period, we remain underweight and will be selective moving forward.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the

4	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

technology, consumer discretionary and health care sectors, and the Fund is positioned as such. Overall, changes to sector weights were modest during the period. We added to the consumer discretionary sector by virtue of improving fundamentals and growth prospects as well as security-specific factors. For example, we added names from the general merchandise stores, apparel, accessories and luxury goods, and restaurants industries. On the other hand, we marginally reduced the Fund’s stake in consumer staples, industrials and financials. We sold companies marked by declining growth catalysts, deteriorating fundamentals and valuation concerns.

At period end, the Fund’s largest allocations in absolute terms included the information technology and consumer discretionary sectors. Relative to the Russell 3000 Growth Index, the portfolio’s largest overweight was in information technology, and its largest underweight was in consumer staples.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off on raising interest rates until later this year, we believe stock prices should continue their upward trend, though experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, and particularly growth equities, where valuations remain attractive on a number of our favored measures. We believe the current growth regime is similar to 1995 – 1999, supported by low inflation, high cash levels and high innovation. We favor companies with strong growth catalysts, improving fundamentals and solid balance sheets. That mindset leads us to favor the information technology, consumer discretionary and health care sectors, while we remain underweight to consumer staples and materials.

SECTOR WEIGHTINGS
Information Technology	31.5%
Consumer Discretionary	20.4
Health Care	15.5
Industrials	11.8
Financials	6.2
Energy	4.6
Consumer Staples	3.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

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Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	6.27%	16.75%	11.34%	7.67%
With Sales Charge	1.23	11.19	10.26	7.15
Class B Shares – Inception 9/11/00
Without Sales Charge	5.89	15.87	10.51	7.03
With Sales Charge	1.70	11.29	10.28	7.03
Class C Shares – Inception 9/3/96
Without Sales Charge	5.90	15.89	10.51	6.87
With Sales Charge	5.10	15.01	10.51	6.87
Class I Shares – Inception 9/18/97	6.40	17.03	11.62	7.94
Class R Shares – Inception 3/1/07	6.15	16.46	11.06	6.40	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.29%; Class B and C shares is 2.04%; Class I shares is 1.04%; Class R shares is 1.54%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Morningstar Large Growth category funds invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

6	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund dipped 0.10% (Class A shares at net asset value) versus a 2.89% gain for the Russell 1000 Value Index.

This core value equity option invests in U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values. We focus on companies with higher-quality attributes, such as high margins and cash flow growth, with reasonable stock prices. Our goal is to purchase companies that are battered but not broken, with potential catalysts to lead their stock prices higher.

Since its inception on January 2, 2002, the Fund has returned 5.19% on an annualized basis (Class A shares at net asset value) versus 7.39% for the Russell 1000 Value Index.

What factors influenced performance?

An overweight to and stock selection in consumer discretionary contributed to returns in the period. Holdings within both the movies and entertainment industry and the auto parts and equipment industry posted especially strong gains. Selection within consumer staples added to performance. Specifically, holdings within the drug retail and tobacco industries contributed to return.

The Fund’s average overweight to energy detracted from return, as this was the worst-performing sector during the period. We gradually reduced the Fund’s energy allocation throughout the time period and finished at a slight underweight. Although the Fund’s overweight to health care added value, stock selection, specifically holdings within health care services and pharmaceuticals, underperformed.

How is the Fund positioned?

The Fund seeks to identify attractively valued out of favor stocks or mispriced companies with good future business prospects. In essence, the Fund’s positioning reflects good businesses trading at value prices.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us toward opportunities within the financials and health care sectors, and the Fund is positioned as such. Among selected changes in the period, we added to the Fund’s weights in the utilities, information technology and industrials sectors. These moves were made in part to bring underweight allocations up to market-equivalent levels within the respective sectors. In the case of technology, however, we moved to a slight overweight stance given attractive prospects within the sector. From a bottom-up perspective, we added holdings in response to improving fundamentals and favorable valuations as well as security-specific factors, such as attractive future business prospects. On the flipside, Fund positioning was reduced within the energy sector. We sold companies marked by declining profitability, deteriorating fundamentals and valuation concerns. Broadly, these moves were made to reduce a large overweight allocation to a slight underweight stance.

OVERVIEW

The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund is a core value equity option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or a momentum growth strategy over full market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

www.calamos.com	7

Calamos Opportunistic Value Fund

SECTOR WEIGHTINGS
Financials	29.4%
Health Care	15.0
Energy	10.6
Information Technology	10.0
Industrials	9.7
Consumer Discretionary	7.0
Consumer Staples	7.0
Utilities	5.3
Materials	2.9
Telecommunication Services	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off raising interest rates until later this year, we believe stock prices should continue their upward trend, while also experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, where valuations remain attractive on a number of our favored measures. We believe we are in an environment supported by low inflation, high cash levels and high innovation. We feel our use of both cyclical and secular themes is appropriate and continue to favor good businesses that may be out of favor or mispriced.

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

8	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	-0.10%	2.70%	7.86%	5.37%
With Sales Charge	-4.83	-2.17	6.81	4.86
Class B Shares – Inception 1/2/02
Without Sales Charge	-0.41	1.93	7.06	4.73
With Sales Charge	-5.03	-2.80	6.75	4.73
Class C Shares – Inception 1/2/02
Without Sales Charge	-0.43	1.94	7.07	4.58
With Sales Charge	-1.35	0.99	7.07	4.58
Class I Shares – Inception 3/1/02	0.03	2.89	8.12	5.63
Class R Shares – Inception 3/1/07	-0.18	2.43	7.60	3.58	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.50%; Class B and C shares is 2.25%; Class I shares is 1.25%; Class R shares is 1.75%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	9

Calamos Focus Growth Fund

OVERVIEW

The Fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

¡	Active management utilizing over 20 years of extensive research experience in growth investing

¡	A compact portfolio consisting of only those large cap stocks in which we have the greatest confidence of sustained growth

¡	Stress company fundamentals, including global presence, strong and/or accelerated earnings growth, and solid returns on invested capital

PORTFOLIO FIT

The Fund is a core growth equity allocation option centered on a compact portfolio of large cap stocks.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 5.10% (Class A shares at net asset value) versus the S&P 500 Index gain of 4.40% and the Russell 1000 Growth Index increase of 6.54%.

The Fund performed well on an absolute basis and outperformed the broad equity market, although it did not capture the full strength of the growth equity market. We remain especially bullish on growth stocks as we believe earnings growth remains solidly positive and corporate earnings will continue to expand. We feel we have entered a growth regime, and recent market performance has aligned with our view. In the first quarter, growth stocks led value by 460 basis points, a spread not seen since the first quarter of 2009.

Since its inception on December 1, 2003, the Fund has returned 6.85% on an annualized basis (Class A shares at net asset value) versus a return of 8.22% for the S&P 500 Index and an 8.59% return for the Russell 1000 Growth Index.

What factors influenced performance?

The U.S. equity market continues to be buoyed by solid corporate performance, benign inflation and the prospect of a slower path to interest rate increases. Our use of both cyclical and secular themes supports our stance that we are in the mid-stages of the business cycle, and this approach worked well for the Fund during the period.

In terms of economic sectors, selection in financials contributed to relative performance. Holdings in the asset management, custody banks and regional banks industries were especially strong. Selection in the consumer staples sector also added value. In particular, holdings within the tobacco industry and the packaged foods and meats industry contributed to performance.

Although the Fund’s overweight to consumer discretionary was positive, selection held back relative performance. Further, selection in health care hampered performance. Specifically, holdings within the health care equipment industry and life sciences tools and services industry underperformed. That said, we continue to seek growth opportunities based on new and modernized technologies in these industries. From a risk-management standpoint, we are mindful of the U.S. health care system’s changing dynamics and the potential impact of new regulations on current and future holdings.

How is the Fund positioned?

This large cap growth equity Fund invests in a more concentrated portfolio of common stocks. The Fund seeks to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The portfolio aims to participate in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the technology, consumer discretionary and health care sectors, and the Fund is positioned

10	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

as such. We added to the portfolio’s weight in the consumer staples sector by virtue of improving fundamentals and growth prospects, attractive valuations, as well as security-specific factors. For example, we added names from the tobacco, packaged foods and meats and food retail industries. We also modestly boosted the Fund’s health care allocation in the period. On the other hand, we reduced the Fund’s industrials position, selling across a number of industries, such as electrical components and equipment, construction machinery and heavy trucks, and aerospace and defense. The Fund’s weighting within consumer discretionary was also dialed back, as we selectively sold companies marked by declining growth catalysts, deteriorating fundamentals and valuation concerns.

At period end, the Fund’s largest allocations in absolute terms spanned the information technology and consumer discretionary sectors. Relative to the Russell 1000 Growth Index, the portfolio’s largest overweight was in the financials sector, and its largest underweight was in materials.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off on raising interest rates until later this year, we believe stock prices should continue their upward trend, though experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, and particularly growth equities, where valuations remain attractive on a number of our favored measures. We favor companies with strong growth catalysts, improving fundamentals and solid balance sheets. That mindset leads us to favor the information technology, consumer discretionary and health care sectors, while we remain underweight to materials, utilities and telecommunication services.

SECTOR WEIGHTINGS
Information Technology	28.8%
Consumer Discretionary	19.0
Health Care	14.7
Consumer Staples	10.4
Financials	9.4
Industrials	8.3
Energy	5.1
Telecommunication Services	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (12/1/03) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	11

Calamos Focus Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	5.10%	14.26%	11.52%	7.19%
With Sales Charge	0.09	8.85	10.44	6.67
Class B Shares – Inception 12/1/03
Without Sales Charge	4.66	13.38	10.69	6.55
With Sales Charge	-0.03	8.38	10.43	6.55
Class C Shares – Inception 12/1/03
Without Sales Charge	4.72	13.38	10.69	6.39
With Sales Charge	3.78	12.38	10.69	6.39
Class I Shares – Inception 12/1/03	5.22	14.49	11.80	7.46
Class R Shares – Inception 3/1/07	5.00	13.94	11.24	6.08	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.56%; Class B and C shares is 2.31%; Class I shares is 1.31%; Class R shares is 1.81%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 5.72% (Class A shares at net asset value) versus an 8.31% gain for the Russell 2500 Growth Index. Although sector allocations added value to the Fund, stock selection detracted markedly, especially within health care and financials.

Growth stocks performed strongly and outperformed value during the period, and we believe we are in a growth regime similar to 1995 – 1999. We think growth stocks can perform well as earnings growth slows but remains solidly positive and corporate earnings continue to expand.

Since its inception on June 1, 2010, the Fund has returned 12.10% on an annualized basis (Class A shares at net asset value) versus a return of 18.28% for the Russell 2500 Growth Index.

What factors influenced performance?

Stock selection within industrials contributed to return in the period. Holdings in the industrial machinery, building products, and construction machinery and heavy trucks industries posted especially strong gains. An overweight allocation and selection within the information technology sector added value. In particular, Internet software and services holdings contributed to performance. We continue to own a larger relative weight to information technology because of attractive fundamentals, including the potential for strong earnings growth and cash flow. We believe the Fund’s tech holdings are well positioned to benefit from key secular themes, including innovation in mobility and connectivity, social media and e-commerce, and demand for productivity enhancements. Despite choppy global growth conditions, many of these businesses are capable of delivering strong revenue and earnings growth, capitalizing on synergistic product cycles and high-growth end markets.

Although the Fund’s overweight to health care was positive, selection within health care equipment underperformed. Portfolio selection within financials also hampered performance although our underweight to the sector helped partly offset the underperformance of individual stocks.

How is the Fund positioned?

The Fund offers a diversified way to participate in the long-term growth potential of small and mid-cap equities. We seek to invest in U.S. companies that we believe offer the best prospects for sustainable and high relative appreciation. The Fund aims to engage in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations.

The Fund is positioned to reflect our positive long-term outlook for equities. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in the mid-part of the business cycle with low inflation and moderate global growth. We are emphasizing small to mid-cap companies with sound growth fundamentals, increasing returns on invested capital and attractive valuations.

OVERVIEW

The Fund invests in small and midsize U.S. companies that we believe offer the best potential for growth.

KEY FEATURES

¡	Bottom-up stock selection based on a combination of quantative and fundamental research drivers

¡	In-depth research can add significant value in the inefficient small- and mid-cap market

¡	Risk management and portfolio construction are central to the process, seeking greater risk-adjusted returns over full market cycles

PORTFOLIO FIT

The Fund is a SMID cap growth equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

www.calamos.com	13

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	24.3%
Health Care	22.4
Consumer Discretionary	17.5
Industrials	12.6
Financials	6.6
Energy	4.2
Materials	2.6
Consumer Staples	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the technology, consumer discretionary and health care sectors, and the Fund is positioned as such. Overall, changes to sector weights were modest during the period. By virtue of improving fundamentals and growth prospects as well as security-specific factors, we added to the Fund’s weight in the health care sector. For example, we added select holdings from the health care supplies, biotechnology and health care facilities industries. We also modestly increased the weighting to the energy sector. Conversely, we reduced the Fund’s stake within the industrials sector, selling companies susceptible to declining growth catalysts, deteriorating fundamentals and valuation concerns.

At period end, the fund’s largest allocations in absolute terms spanned the information technology and health care sectors. Relative to the Russell 2500 Growth Index, the Fund’s largest overweight went to the health care sector, and its largest underweights went to materials and industrials.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off on raising interest rates until later this year, we believe stock prices should continue their upward trend, though experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We feel our use of both cyclical and secular themes is appropriate, given our stance that we are in the mid-stages of the business cycle. We favor companies with strong growth catalysts, improving fundamentals and solid balance sheets that we believe will prosper in this growth environment.

14	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	5.72%	14.25%	12.10%
With Sales Charge	0.73	8.83	10.99
Class B Shares – Inception 6/1/2010
Without Sales Charge	5.40	13.44	11.29
With Sales Charge	0.64	8.44	11.02
Class C Shares – Inception 6/1/2010
Without Sales Charge	5.32	13.35	11.27
With Sales Charge	4.37	12.35	11.27
Class I Shares – Inception 6/1/2010	5.87	14.56	12.39
Class R Shares – Inception 6/1/2010	5.56	13.92	11.82

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.63%; Class B is 2.38% and Class C shares is 2.38%; Class I shares is 1.38%; Class R shares is 1.88%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.50%, 2.25%, 2.25%, 1.25% and 1.75% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	15

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have an ability to increase dividend over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 0.88% (Class A shares at net asset value) versus a 4.40% gain for the S&P 500 Index and a 4.75% gain for the Russell 1000 Index.

Overall sector positioning and allocations within the fund detracted the most from performance in the period. The portfolio was rebalanced during the period to include companies that we believe can deliver higher dividends over time, either through increasing profits or more efficient use of capital. We believe dividend-paying companies can not only help provide income in a portfolio, but may do so while also delivering the potential for both lower volatility and better risk-adjusted performance than companies that don’t pay dividends.

Since its inception on August 5, 2013, the Fund gained 6.14% on an annualized basis (Class A shares at net asset value) versus returns of 14.55% for the S&P 500 Index and 14.64% for the Russell 1000 Index.

What factors influenced performance?

The Fund’s average overweight to energy detracted from return, as this was the worst-performing sector during the period. Specifically, an overweight allocation to the oil-and-gas storage and transportation industry hurt. We gradually reduced the Fund’s energy allocation throughout the time period and finished at a slight underweight.

An underweight stance and lagging selection within the consumer discretionary sector also hampered performance. In particular, automobile manufacturers and the hotels, resorts and cruise lines industry weighed on results. An underweight position and selection within health care detracted. Specifically, positioning and holdings within the pharmaceuticals, health care equipment, and managed health care industries underperformed.

Selection within consumer staples added to performance. Specifically, holdings within the drug retail and tobacco industries contributed to return. Selection in financials also contributed to relative return. Holdings in the asset management, custody banks and regional banks industries posted especially strong gains.

How is the Fund positioned?

The Fund’s investments reflect our positive long-term outlook for equities. We are emphasizing dividend-paying companies with sound fundamentals and attractive valuations. As stated earlier, we seek companies that have an ability to increase dividends over time, either through increasing profits or more efficient use of capital.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the technology, financials, health care and consumer discretionary sectors, and the Fund is positioned as such.

Among selected changes in the period, we added to the Fund’s allocations in the information technology, health care, consumer discretionary and industrials sectors. These moves were made to reduce underweight allocations and gravitate to a more

16	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

neutral stance within the respective sectors. From a bottom-up perspective, we added holdings based on improving fundamentals and attractive valuations as well as security-specific factors, such as increasing profitability. Conversely, Fund positioning was reduced within the financials and energy sectors. We sold companies marked by declining profitability, deteriorating fundamentals and valuation concerns. Broadly, these moves were made to reduce large overweight allocations and establish more sector-neutral positions.

The Fund’s largest allocations in absolute terms went to the financials and information technology sectors. Relative to the S&P 500 Index, the Fund’s largest overweight allocation went to the financials sector, and its largest underweight allocation went to consumer staples.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off raising interest rates until later this year, we believe stock prices should continue their upward trend, while also experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, where valuations remain attractive on a number of our favored measures. We believe we are in an environment supported by low inflation, high cash levels and high innovation. We feel our use of both cyclical and secular themes is appropriate, given our stance that we are in the mid-stages of the business cycle. We favor companies with strong and improving fundamentals, solid balance sheets, and the ability to increase dividends over time. That mindset leads us to favor the information technology, financials and health care sectors, while we remain underweight to consumer staples and materials.

SECTOR WEIGHTINGS
Information Technology	18.9%
Financials	16.1
Consumer Discretionary	14.9
Health Care	14.3
Industrials	8.4
Energy	7.7
Consumer Staples	6.3
Utilities	3.9
Telecommunication Services	3.8
Materials	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	17

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	0.88%	4.52%	6.14%
With Sales Charge	-3.94	-0.44	3.20
Class C Shares – Inception 8/5/2013
Without Sales Charge	0.42	3.69	5.33
With Sales Charge	-0.56	2.69	5.33
Class I Shares – Inception 8/5/2013	0.94	4.76	6.36
Class R Shares – Inception 8/5/2013	0.72	4.20	5.86

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.74%; Class C shares is 2.45%; Class I shares is 1.49%; Class R shares is 1.98%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund

CALAMOS MID CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 5.02% (Class A shares at net asset value) versus a gain of 7.77% for the Russell Midcap Growth Index.

In this Fund, we selectively target mid-cap companies with established track records and strong revenue and earnings profiles relative to larger companies. While the Fund’s top-down allocations contributed to a strong period return, overall stock selection did not hold up to the benchmark’s return.

Since its inception on August 5, 2013, the Fund has returned 10.71% on an annualized basis (Class A shares at net asset value) versus a return of 15.17% for the Russell Midcap Growth Index.

What factors influenced performance?

Selection in financials contributed to relative performance. Holdings in the asset management, custody banks, regional banks and thrifts and mortgage finance industries posted especially strong gains. An overweight allocation and selection within the information technology sector added value as well. In particular, positioning and holdings within IT consulting and other services, and semiconductors contributed to performance. We continue to own a larger relative weight to information technology because of attractive fundamentals, including the potential for strong earnings growth and cash flow. We believe the Fund’s technology holdings are well positioned to benefit from key secular themes, including innovation in mobility and connectivity, social media and e-commerce, and demand for productivity enhancements. Despite choppy global growth conditions, many of these businesses are capable of delivering strong revenue and earnings growth, capitalizing on synergistic product cycles and high-growth end markets.

An underweight allocation and selection within the consumer discretionary sector detracted from return. Although the Fund’s overweight to health care was positive, selection within the health care equipment and pharmaceuticals industries underperformed.

How is the Fund positioned?

This Fund seeks to invest in midsized U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified and active approach, and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations.

Our investments reflect what we believe to be a positive long-term outlook for equities. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in the mid-part of the business cycle with low inflation and moderate global growth. We are emphasizing companies with sound growth fundamentals, increasing returns on invested capital and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the information technology, consumer discretionary and health care sectors, and the Fund

OVERVIEW

The Fund invests primarily in equity securities issued by midsize U.S. companies that we believe offer the best opportunities for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

The Fund may be suitable for investors seeking to diversify equity allocations with a primarily mid cap growth strategy and add holdings in companies that historically have higher growth rates and returns than larger companies.

FUND NASDAQ SYMBOLS
A Shares	CMXAX
C Shares	CMXCX
I Shares	CMXIX
R Shares	CMXRX

FUND CUSIP NUMBERS
A Shares	128120870
C Shares	128120862
I Shares	128120854
R Shares	128120847

www.calamos.com	19

Calamos Mid Cap Growth Fund

SECTOR WEIGHTINGS
Information Technology	19.8%
Consumer Discretionary	19.8
Health Care	18.6
Industrials	13.9
Financials	10.1
Energy	3.8
Consumer Staples	3.3
Materials	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

is positioned as such. Overall, changes to sector weights were modest during the period. We added to the consumer discretionary sector by virtue of improving fundamentals and growth prospects as well as security-specific factors. For example, we added names from the general merchandise stores, apparel, accessories and luxury goods, and restaurants industries. We also modestly dialed up the Fund’s allocation to health care in the period. Conversely, we lightened the Fund’s weight to the information technology sector by reducing holdings in the semiconductors, application software, and systems software industries. We also reduced the Fund’s exposure to energy where we sold companies susceptible to declining growth catalysts, deteriorating fundamentals and valuation concerns.

At period end, the fund’s largest allocations in absolute terms included the information technology and consumer discretionary sectors. Relative to the Russell Midcap Growth Index, the Fund’s largest overweight was in the health care sector, and its largest underweight was in consumer staples.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off on raising interest rates until later this year, we believe stock prices should continue their upward trend, though experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, and particularly growth equities, where valuations remain attractive on a number of our favored measures. We believe we are in a growth regime (similar to 1995 – 1999), supported by low inflation, high cash levels and high innovation. We feel our use of both cyclical and secular themes is appropriate, given our stance that we are in the mid-stages of the business cycle. We favor companies with strong growth catalysts, improving fundamentals and solid balance sheets. That mindset leads us to favor the information technology, consumer discretionary and health care sectors, while we remain underweight to consumer staples and materials.

20	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	5.02%	11.60%	10.71%
With Sales Charge	0.00	6.33	7.64
Class C Shares – Inception 8/5/2013
Without Sales Charge	4.62	10.82	9.89
With Sales Charge	3.62	9.82	9.89
Class I Shares – Inception 8/5/2013	5.18	12.06	11.05
Class R Shares – Inception 8/5/2013	4.94	11.43	10.48

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.69%; Class C shares is 2.42%; Class I shares is 1.47%; Class R shares is 1.98%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell Midcap Growth Index measures the performance of midcap growth companies.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	21

Calamos International Growth Fund

OVERVIEW

The Fund invests in non-U.S. growth companies, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Focus on growth in an asset class that is mostly defined by core and value offerings

¡	Stress company fundamentals, including global presence and strong and/or accelerating earnings growth

¡	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Only about 10% of international stock assets are currently invested in growth. The Fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund gained 6.49% (Class A shares at net asset value) versus a gain of 7.48% for the MSCI ACWI ex-U.S. Growth Index and 8.51% for the MSCI EAFE Growth Index. While the Fund’s overall sector weights and regional allocations added value, trailing security selection caused the Fund to finish behind the index.

The Fund recently marked its 10-year anniversary with a top ranking for the period. As of April 30, the Fund’s I shares ranked #1 and the A shares ranked #2, both for the 10 year period, in the Morningstar Foreign Large Growth category peer group*. Since its inception on March 16, 2005, the Fund gained 7.97% on an annualized basis (Class A Shares at net asset value) versus a return of 5.97% for the MSCI EAFE Growth Index and 6.38% for the MSCI ACWI ex-U.S. Growth Index.

In launching our international growth strategy, we sought to provide investors access to growth opportunities outside the U.S. using our time-tested approach to growth investing. We believe the Fund’s 10-year track record and top-tier ranking is a testament to our focus on long-term investing and adding value over full market cycles.

What factors influenced performance?

From a geographic perspective, the Fund’s country weights contributed positively to performance while selection within countries trailed the index. In particular, underweight positions and better selection in Canada and Australia were key positives while lagging selection in China, Mexico and Switzerland hampered performance.

From a sector perspective, the Fund’s positioning in information technology contributed the most value to performance during the period. Holdings in the Internet software and semiconductors industries notably outperformed. We believe many of these holdings exhibit leading growth fundamentals and are well positioned to benefit from growth in mobility, social media, e-commerce and analytics—areas that are of key focus for our team from a thematic standpoint. Despite slow global growth conditions, many of these businesses are delivering strong revenue and earnings results by virtue of synergistic product cycles and high-growth end markets.

The Fund’s security selection in industrials also added significant value in the period. Our team has emphasized companies positioned to benefit from weakened currency and enhanced export opportunities. As a result of this emphasis, we have had an overweight to the industrial machinery industry, in particular those companies generating significant export growth and tied to one of our key themes of robotics and automation.

*	Fund data is as of 4/30/15. Morningstar category percentile rating is based on annualized total return for the 10-year period. Calamos International Growth Fund Class A, Class I and Class A Load-waived shares were in the first percentile for the Morningstar Foreign Large Growth Category. Morningstar data is as of 4/30/15. Morningstar category percentile rating is based on annualized total return. Calamos International Growth Fund Class A and Class A Load-waived shares were in the 62nd, 96th, 46th, and 1st percentiles for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth Category. Calamos International Growth Fund Class I shares were in the 58th, 95th, 40th, and 1st percentiles for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth Category.

22	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

The Fund’s relative security selection and modest underweight position in health care detracted the most value from performance in the period. Select companies in the index performed especially well due to stock-specific events, such as merger and acquisition transactions. The Fund held a relatively lower weight in these stocks. We continue to hold a blend of secular growth and stable growth positions in this sector and believe the strong fundamental profile and valuation discipline position the Fund well to participate in potential sector gains. Within health care, we also seek to invest in higher-growth, higher-quality companies in diversified regions including Europe, Japan and India.

Although the Fund’s underweight allocation added value, trailing selection in the materials sector also negatively affected performance in the period. Security selection in the construction materials industry lagged the index because of company-specific factors. We have held an underweight position in the materials sector with respect to our relatively cautious view on commodity prices, pressured from measured global growth and a stronger U.S. dollar.

How is the Fund positioned?

The team’s investment process has remained consistent during the International Growth Fund’s 10-year tenure, combining our top-down insights with bottom-up fundamental research, and an approach to investing that focuses on understanding a company’s entire capital structure. The International Growth Fund’s strong 10-year performance speaks to our team’s ability to navigate many different market environments.

We continue to position the portfolio with the goal of including aspects of both secular and cyclical growth opportunities, while also paying close attention to valuation discipline. We continue to emphasize companies with attractive growth fundamentals, increasing returns on invested capital and reasonable valuations. While we expect global growth will continue at a moderate pace, we also believe there will be periods of spiking volatility within international markets and, therefore, we maintain a strong focus on risk and reward.

With respect to geographic positioning, the most notable changes occurred in Europe. We increased the Fund weight in Europe during the period and benefited from strong market performance year-to-date, driven by stabilizing economic data, positive corporate revisions, a weaker euro, and the ECB’s quantitative easing program. In addition to a larger allocation, we are favoring companies benefiting from asset reflation and export opportunities via the weakened currency.

We are holding a modest overweight in Japan, also reflecting a more constructive view on the market during the period. We added to our Japan allocation based on a combination of factors including relative valuation, accommodative monetary policy and corporate reforms. Economic data has been mixed to stable, but we are seeing individual companies surprise investors with more strategic capital allocation and shareholder friendly policies. We have seen an increase in stock buybacks, dividend payouts and capital expenditures. Against this backdrop, we believe Japan’s market is well positioned to climb, although a bottom-up approach remains paramount.

We offset additions to Europe and Japan by reducing the Fund’s weight in emerging markets during the period, reflecting our view of relative opportunities. We expect divergence in the near-term prospects of emerging market economies due to differing growth prospects and structural reform trajectories. We have favored commodity consumers relative to producers (given the lower-cost environment), exporters benefiting

SECTOR WEIGHTINGS
Consumer Discretionary	20.5%
Information Technology	17.1
Industrials	15.1
Financials	14.9
Health Care	14.8
Consumer Staples	10.6
Energy	3.5
Telecommunication Services	1.0
Materials	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	23

Calamos International Growth Fund

from increased developed market demand, and companies benefiting from pro-growth structural reform opportunities at home and abroad in the markets they serve.

In terms of sector positioning, we have positioned the portfolio to focus on a balance of secular and cyclical growth areas including information technology, consumer discretionary, health care and industrials. We increased the Fund weight in health care, discretionary, and industrials during the period while reducing the overweight to technology because of company-specific factors. The largest underweight positions are in materials, consumer staples and financials reflecting our view of relative growth and valuation characteristics.

What closing thoughts do you have for Fund shareholders?

We expect international equities to deliver additional gains this year but we believe investors should anticipate periods of higher volatility as markets confront slow global growth, policy uncertainty, and fluctuations in currencies and commodities. We believe acquisitions and share buyback activity may provide a floor for valuations and support higher prices and demand for equities. However, we think markets will continue to confront ambiguity as commodity prices fluctuate and global growth fears linger. We believe many investors remain underweight in Europe and Japan, but we expect that changing monetary conditions, relative valuations, stable and improving macro fundamentals, and positive sentiment could provide additional catalysts for investment in international equities. We continue to favor companies with higher cash flows, growth catalysts and balance sheet flexibility. The Fund reflects our emphasis on key secular themes related to mobility and connectivity, rising consumption, financial disintermediation, and the need for modernized infrastructure. We believe a selective return environment buffeted by many international market cross-currents will benefit our active investment approach.

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

24	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	6.49%	3.59%	7.91%	8.67%
With Sales Charge	1.44	-1.34	6.87	8.15
Class B Shares – Inception 3/16/05
Without Sales Charge	6.14	2.86	7.11	8.03
With Sales Charge	1.46	-1.67	6.81	8.03
Class C Shares – Inception 3/16/05
Without Sales Charge	6.08	2.80	7.11	7.87
With Sales Charge	5.15	1.90	7.11	7.87
Class I Shares – Inception 3/16/05	6.63	3.86	8.20	8.95
Class R Shares – Inception 3/1/07	6.36	3.37	7.65	4.95	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.39%; Class B is 2.15%; C shares is 2.14%; Class I shares is 1.14%; Class R shares is 1.64%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex-U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	25

Calamos Evolving World Growth Fund

OVERVIEW

The Fund invests in growth companies globally, emphasizing companies with revenue streams derived within or from emerging markets. The Fund is designed to actively manage the risk profile over full market cycles.

KEY FEATURES

¡	Active risk management with an aim of generating alpha and less downside risk than the benchmark and peers

¡	Stress company fundamentals, including strong and/or accelerating earnings growth and solid returns on invested capital

¡	Seek global growth companies that may benefit from long-term secular themes in the emerging markets such as the rise of the EM consumer

PORTFOLIO FIT

Because of its focus on risk management, the Fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, Calamos Evolving World Growth Fund returned 3.66% (Class A shares at net asset value) versus the MSCI Emerging Markets Index return of 4.04%. Since its inception on August 15, 2008, the Fund gained 5.83% on an annualized basis (Class A shares at net asset value) versus 3.86% for the MSCI Emerging Markets Index.

On May 22, 2013, then Federal Reserve Chairman Ben Bernanke commented on the potential timing of the Quantitative Easing (QE) taper which set in motion the “taper tantrum” and elevated concerns about emerging markets. In the two years that have followed Bernanke’s statement, the Fund has demonstrated the virtues of an actively managed approach to investing in emerging market (EM) companies.

Our team’s focus on actively managing risk while pursuing opportunities tied to the growth trends in emerging markets (notably, the rise of the consumer) has led the Fund to outperform the benchmark since its inception. While there are risk factors that warrant close attention, we continue to see significant long-term growth potential in many markets and believe that clients can continue to benefit from the active management we provide through both calm and volatile periods.

What factors influenced performance?

Emerging market equities experienced bouts of volatility and generally choppy returns during the period. Against this backdrop, the Fund provided resilience versus the index during downturns and participated appreciably during periods of emerging market gains, including 91% of the benchmark’s upside during the period.

Late in 2014, investors exhibited a risk-off stance based on concerns of a global economic slowdown brought on by a slide in oil prices and Russia’s worsening financial crisis. However, emerging and developed market equities generated moderate gains in the first quarter of 2015 as investors responded to the Shanghai-Hong Kong connect program; the ECB pursued a major quantitative easing program; economic indexes surprised on the upside; and corporate earnings exceeded estimates in many regions. The end of the six-month period was marked by a return to a choppy and volatile performance environment. April took on a rotational nature as global markets saw a reversal in several prevalent market trends: the U.S. dollar sold off, crude oil prices jumped, and many emerging markets outperformed.

With respect to geographic influences on performance, the fund’s positions in developed market equities with significant economic ties to emerging markets performed well during the period. These holdings generally benefited from strong trends in developed market equities, particularly those in Europe and Japan, enjoying a tailwind from highly accommodative monetary policies, structural reforms and attractive relative valuation. In particular, our positioning in Japan performed well in response to these macro influences and strong bottom-up company execution. Within Japan, we are seeing individual companies surprise investors with more strategic capital allocation and shareholder friendly policies, including increased dividends, buybacks, and higher return on equity targets. These companies, many of which enjoy significant revenue generation in emerging markets, have been key contributors.

26	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

In terms of economic sectors, the Fund’s security selection in industrials contributed to performance in the period. Specifically, holdings in the industrial machinery and industrial conglomerates industries outperformed. Our positioning in these industries benefited from a tailwind fanned by weakened currencies (vis-a-vis the U.S. dollar) and enhanced export opportunities. In fact, these factors have been key drivers behind our decision to overweight the industrial machinery industry, in particular those companies generating significant foreign sales and tied to our key theme related to the ubiquitous demand for robotics and automation. Holdings in this area performed well in the period and continue to be high-conviction positions.

Trailing selection in the consumer discretionary sector had a negative impact on Fund performance in the period. Specifically, Fund holdings in the education services and casinos and gaming industries underperformed as a consequence of unfavorable reform initiatives and slowing growth fundamentals. We have an overweight position in the sector and own companies that are well-positioned to tap into potential rising demand from emerging market consumers. Recent holdings within the sector span a number of industries including cable and satellite, automobiles, department stores, and apparel and accessories.

The Fund’s security selection in the materials sector also weighed on performance in the period, while the fund’s underweight allocation added value. Security selection in the construction materials industry lagged the index due to weaker demand, particularly in energy-related projects. We have held an underweight position in the materials sector based on our relatively cautious view of commodity prices under pressure from measured global growth and a stronger U.S. dollar.

How is the Fund positioned?

Broadly speaking, we have positioned the Fund toward net commodity-consuming nations, high-value exporters, and economies that benefit from positive economic and fiscal reforms. Within our top-down framework, we favor countries positioned to benefit from secular tailwinds, such as China, India, the Philippines, Indonesia and Mexico. We modestly increased the weight in local emerging market holdings during the period (relative to developed market holdings), reflecting potential valuation opportunities and company-specific growth factors.

In regard to select key markets, we are encouraged by China’s recent policy initiatives and stimulus actions, yet remain keenly aware of the Chinese market’s volatility and maintain what we believe to be an appropriate valuation discipline. Although India’s Prime Minister Narendra Modi faces increased pressure to deliver on expectations for reforms and economic growth, we remain positive on the prospects for India. Lower energy prices have allowed the central bank to be more accommodative. Our team continues to identify investments in the Philippines, which we believe is one of the faster growing emerging markets. Valuations are more expensive relative to some other emerging markets, but we are finding bottom-up opportunities that we believe are positioned to benefit from the Philippines’ economic growth potential.

From a sector perspective, the Fund is overweight to information technology, consumer discretionary and health care, while underweight toward commodity-intensive areas including energy and materials. We also have lower weights in utilities and telecommunication services, which are both challenged by low-growth and regulatory headwinds. Most sector positioning changes were relatively modest during the period.

SECTOR WEIGHTINGS
Financials	25.0%
Information Technology	23.1
Consumer Discretionary	16.9
Consumer Staples	8.1
Industrials	6.7
Energy	5.7
Telecommunication Services	4.3
Health Care	3.9
Materials	2.5
Utilities	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	27

Calamos Evolving World Growth Fund

We reduced the weight to telecommunication services, energy and materials given our views noted earlier and company-specific factors. We added to financials reflecting a widening opportunity set and a more constructive view on sector fundamentals. We believe loan growth, attractive valuations and increased earnings power support a more positive yet selective view of the sector. We also rotated modestly from consumer discretionary to consumer staples based on bottom-up fundamentals.

What closing thoughts do you have for Fund shareholders?

We believe that market fluctuations will likely continue, but also believe that key reform initiatives, moderate economic growth, improving capital accounts and robust secular trends support our positioning. The nations that embrace these initiatives versus those that do not should result in greater differentiation between countries’ performances, underscoring the importance of selectivity. We are seeing stronger company fundamentals generally rewarded in emerging markets and we think that we will continue to see better prospects for commodity-consumer countries versus producers. We believe that countries with burgeoning domestic demand and positive reform catalysts are also positioned to benefit. Ultimately, we believe a selective environment and many emerging market crosscurrents, which cause countries to rise or fall, will benefit our active and risk-aware investment approach.

28	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	3.66%	1.66%	4.93%	5.83%
With Sales Charge	-1.23	-3.18	3.92	5.06
Class B Shares – Inception 8/15/08
Without Sales Charge	3.26	0.83	4.13	5.03
With Sales Charge	-1.74	-4.09	3.79	5.03
Class C Shares – Inception 8/15/08
Without Sales Charge	3.26	0.90	4.15	5.05
With Sales Charge	2.26	-0.08	4.15	5.05
Class I Shares – Inception 8/15/08	3.74	1.83	5.18	6.09
Class R Shares – Inception 8/15/08	3.47	1.39	4.65	5.56

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.62%; Class B shares is 2.36%; C shares is 2.37%; Class I shares is 1.37%; Class R shares is 1.86%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	29

Calamos Emerging Market Equity Fund

OVERVIEW

The Fund invests in growth companies globally, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offer the best opportunities for emerging-market growth.

KEY FEATURES

¡	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital and lower debt-to-capital levels

¡	Actively seeks growth opportunities by investing in 100% equity, with at least 80% emerging-market exposure

¡	Utilizes decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed Fund complements emerging-markets strategies with less pronounced growth orientations, such as those that more closely track broad emerging-markets equity.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
R Shares	CEGRX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
R Shares	128120755

EMERGING MARKET EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund gained 2.15% (Class A shares at net asset value) versus a return of 4.04% for the MSCI Emerging Markets Index.

While the Fund’s overall sector weights added value during the period, the Fund trailed the index primarily because of security selection. In particular, security selection lagged in the materials sector as Fund holdings in construction materials reported decelerating growth fundamentals. We have held a cautious underweight in this sector and will continue to analyze relative growth and valuation attributes for investment opportunities.

Since its inception on December 31, 2013, the Fund returned 0.39% on an annualized basis (Class A shares at net asset value) versus a 6.07% gain for the index.

What factors influenced performance?

Emerging market equities experienced bouts of volatility and generally choppy returns during the period. Late in 2014, investors exhibited a risk-off stance based on concerns of a global economic slowdown brought on by a slide in oil prices and Russia’s worsening financial crisis. However, emerging market equities generated moderate gains in the first quarter of 2015 as investors responded to the Shanghai-Hong Kong connect program; the ECB pursued a major quantitative easing program; economic indexes surprised on the upside; and corporate earnings exceeded estimates in many regions. The end of the six-month period was marked by a return to a choppy and volatile performance environment in global markets. April took on a rotational nature as global markets saw a reversal in several prevalent market trends: the U.S. dollar sold off, crude oil prices jumped and many emerging markets outperformed.

Strong security selection in the financials sector contributed the most to relative performance in the period. In particular, holdings in the asset management and custody banks industry significantly outperformed those of the index. We have increased our investments in financials based on positive structural-reform catalysts and improved sector fundamentals. We believe loan growth, attractive valuations and increased earnings power support a more positive yet selective view of financials.

Selection in telecommunication services and an underweight position versus the index also added to return. Specifically, holdings in the wireless telecom services industry outperformed their index peers. We continue to seek attractive growth opportunities in the telecommunication services, traditionally a more defensive sector but one offering more substantial organic growth potential in many emerging market economies.

Selection in health care hindered results. In particular, holdings in the pharmaceuticals and health care equipment industries trailed the index. We invest in companies in the sector according to their research and development profile, return on invested capital characteristics and long-term growth potential within emerging markets. Selection in the consumer discretionary sector also held back performance. Specifically, holdings in education services and the casinos and gaming industries underperformed as a consequence of unfavorable reform initiatives and slowing growth fundamentals. We have an overweight position in the sector and own companies that are well positioned

30	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

to tap into potential rising demand from emerging market consumers. Recent holdings within the sector span a number of industries including cable and satellite, automobiles, department stores, and apparel and accessories.

From a geographic perspective, the Fund’s country weights contributed positively to performance while selection within countries trailed the index. In particular, overweight positions and stronger selection in Hong Kong and Taiwan led to positive results. Holdings in China delivered strong gains yet trailed the even higher returns in the index. Also, the Fund’s overweight stance in Mexico hampered performance as the market there performed poorly.

How is the Fund positioned?

Broadly speaking, we have positioned the Fund toward net commodity-consuming nations, high-value exporters, and economies benefiting from positive economic and fiscal reforms. Within our top-down framework, we favor countries that we believe are positioned to benefit from secular tailwinds, such as China, India, the Philippines, Indonesia and Mexico.

In regard to select key markets, we are encouraged by China’s recent policy initiatives and stimulus actions, yet we remain keenly aware of the Chinese market’s volatility and maintain what we believe to be an appropriate valuation discipline. Although India’s Prime Minister Narendra Modi faces increased pressure to deliver on expectations for reforms and economic growth, we remain positive on the prospects for India. Lower energy prices have allowed the central bank to be more accommodative. Our team continues to identify investments in the Philippines, which we believe to be one of the faster growing emerging markets. Valuations are more expensive relative to some other emerging markets, but we are finding bottom-up opportunities that we believe are positioned to benefit from the Philippines’ economic growth potential.

From a sector perspective, the Fund is overweight to information technology and consumer discretionary and underweight toward commodity-intensive areas including energy and materials. We also have lower weights in utilities and telecommunication services, which are both challenged by low-growth characteristics and regulatory headwinds.

Most sector positioning changes were relatively modest during the period. We reduced the weight in telecommunication services, energy and materials because of company-specific factors and our more cautious view toward commodity-producers. We added weight to the industrials and financials sectors reflecting a widening opportunity set and a more constructive view on sector fundamentals. We also rotated modestly from consumer discretionary to consumer staples based on bottom-up fundamentals.

In terms of geographic positioning, we added to greater China (including China and Hong Kong) and South Korea in acknowledgement of an increased opportunity set, structural reform initiatives and bottom-up security catalysts. Offsetting this, we modestly reduced the weight in Mexico and Brazil, and we trimmed holdings in Indonesia in response to company-specific rationale.

What closing thoughts do you have for Fund shareholders?

We believe that market fluctuations will likely continue, but also believe that key reform initiatives, moderate economic growth, improving capital accounts and robust secular trends support our positioning. The nations that embrace these initiatives versus those

SECTOR WEIGHTINGS
Financials	28.4%
Information Technology	24.1
Consumer Discretionary	13.2
Industrials	7.3
Consumer Staples	6.7
Telecommunication Services	5.2
Energy	5.1
Materials	2.2
Health Care	2.0
Utilities	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	31

Calamos Emerging Market Equity Fund

that do not should result in greater differentiation between countries’ performances, underscoring the importance of selectivity. We are seeing stronger company fundamentals generally rewarded in emerging markets and we think that we will continue to see better prospects for commodity-consumer countries versus producers. We believe that countries with burgeoning domestic demand and positive reform catalysts are also positioned to benefit. Ultimately, we believe a selective environment and many emerging market crosscurrents will benefit our active and risk-aware investment approach.

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	2.15%	1.74%	0.39%
With Sales Charge	-2.69	-3.07	-3.22
Class C Shares – Inception 12/31/2013
Without Sales Charge	1.84	1.12	-0.30
With Sales Charge	0.84	0.12	-0.30
Class I Shares – Inception 12/31/2013	2.31	2.11	0.66
Class R Shares – Inception 12/31/2013	2.01	1.49	0.13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 3.45%; Class C shares is 4.07%; Class I shares is 3.03%; Class R shares is 3.71%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund gained 6.92% (Class A shares at net asset value) versus a 5.38% return for the MSCI World Index and 7.29% for the MSCI ACWI Growth Index.

The Fund’s strong results, which outperformed by 217 basis points the average return of peers in the Morningstar World Stock category, reflected the strength of the Fund’s growth holdings. We remain especially bullish on growth stocks as we believe earnings growth remains solidly positive and corporate earnings will continue to expand. We feel we have entered a growth regime, and recent market performance has aligned with our view. In the first quarter, U.S. growth stocks led value by 460 basis points, a spread not seen since the first quarter of 2009.

Since its inception on March 1, 2007, the Fund has returned 7.55% on an annualized basis (Class A shares at net asset value), outperforming the 5.07% return for the MSCI World Index as well as the 6.13% return for the MSCI ACWI Growth Index. We believe the Fund’s solid track record since its inception is a testament to our focus on long-term global investing and adding value over full market cycles.

What factors influenced performance?

From a geographic perspective, the Fund’s country weights contributed positively to performance while selection within countries trailed. In particular, overweight positions and stronger selection in Denmark and South Africa led to positive results while lagging selection in China and the U.S. hampered performance.

In terms of economic sectors, selection in industrials added the most value in the period. Our team has emphasized companies positioned to benefit from weakened currency and enhanced export opportunities. As a result of this emphasis, we have had an overweight to the industrial machinery industry, in particular those companies generating significant export growth and tied to one of our key themes of robotics and automation.

Selection in financials also added considerable value. In particular, holdings in the asset management and custody banks industry outperformed those of the index. We gradually increased our investments in financials based on improved sector fundamentals and our positive market outlook. We believe loan growth, attractive valuations and increased earnings power support a more positive yet selective view of the sector.

Selection in and a modest underweight to health care hindered performance. In particular, holdings in the health care equipment industry lagged their index peers. Select companies in the index, which we didn’t own, performed especially well due to stock-specific events, such as merger and acquisition transactions. Within health care, we prefer the higher-growth, higher-innovation opportunities in select industries including pharmaceuticals, biotechnology and health care technology. Fund holdings are mainly diversified across the U.S., Europe and Japan.

Although the Fund’s underweight allocation added value, selection in the materials sector held back performance. Holdings in the construction materials industry lagged

OVERVIEW

The Fund invests in equities of companies around the globe, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Flexibility to seek growth globally, pursuing the best risk/reward opportunities across country, market capitalization and sector

¡	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and an increased demand for information and entertainment

PORTFOLIO FIT

The Fund is a growth-oriented addition to a strategic global equity allocation that may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

www.calamos.com	33

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	27.1%
Consumer Discretionary	21.9
Health Care	13.6
Industrials	12.5
Financials	11.6
Consumer Staples	5.8
Energy	3.6
Materials	1.3
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

because of company-specific factors. We have held an underweight to materials as we believe commodity prices will remain under pressure from measured global growth and a stronger U.S. dollar.

How is the Fund positioned?

We continue to seek secular and cyclical growth opportunities that are appropriately valued. In the U.S., we favor companies that we think are poised to execute well and outperform despite a backdrop of low global growth. We are most interested in companies with attractive growth fundamentals, increasing returns on invested capital and reasonable valuations.

We increased the Fund’s weight to Europe where market performance has been strong because of stabilizing economic data, positive corporate revisions, a weaker euro and quantitative easing. In addition to a larger allocation, we are favoring companies benefiting from asset reflation and export opportunities via the weakened currency.

We are holding a modest overweight in Japan, which reflects our increasingly positive view on the market because of relative valuation, accommodative monetary policy and corporate reforms. Economic data has been mixed to stable, but we are seeing individual companies beating expectations with better strategic investments and shareholder friendly policies. For example, we have seen an increase in stock buybacks, dividend payouts and capital expenditures. Against this backdrop, we believe Japan’s market is well positioned to climb, although a bottom-up approach remains paramount.

With respect to emerging markets, we expect divergences in the near-term prospects of many economies due to differing growth prospects and structural reform. We have favored commodity consumers relative to producers (given the lower-cost environment), exporters benefiting from increased developed market demand and companies benefitting from pro-growth structural reform opportunities at home and abroad in the markets they serve.

In terms of sector positioning, we are focused on a combination of secular and cyclical growth areas including information technology, consumer discretionary, health care and industrials. We increased health care, consumer discretionary and industrials during the period and reduced the overweight to technology as we sold some holdings on company-specific issues. We also trimmed energy and materials because of weaker fundamentals. The largest underweight positions are in energy, materials, consumer staples and financials, reflecting our view of relative growth and valuation.

What closing thoughts do you have for Fund shareholders?

We expect global equities to deliver additional gains in 2015 but we also believe investors should anticipate periods of higher volatility as markets confront slow global growth, policy uncertainty, and fluctuations in currencies and commodities. We believe acquisitions and share buybacks may provide a floor for valuations and support higher prices for equities and equity-sensitive securities. We maintain our belief that global equities remain attractive against a backdrop of moderate economic growth, low inflation, reasonable valuations and highly accommodative central bank policy.

34	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	6.92%	12.52%	10.54%	7.55%
With Sales Charge	1.85	7.20	9.47	6.91
Class B Shares – Inception 3/1/07
Without Sales Charge	6.56	11.76	9.72	6.77
With Sales Charge	2.35	7.34	9.45	6.77
Class C Shares – Inception 3/1/07
Without Sales Charge	6.57	11.71	9.73	6.75
With Sales Charge	5.73	10.83	9.73	6.75
Class I Shares – Inception 3/1/07	7.14	12.85	10.83	7.84
Class R Shares – Inception 3/1/07	6.83	12.29	10.27	7.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.40%; Class B is 2.15%; Class C shares is 2.14%; Class I shares is 1.15%; Class R shares is 1.64%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Morningstar World Stock category funds have few geographical limitations. It is common for these funds to invest the majority of their assets in the U.S., Europe and Japan, with the remainder divided among the globe’s smaller markets. These funds typically have 20% – 60% of assets in U.S. stocks.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	35

Calamos Growth and Income Fund

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Leverage more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Seek to participate in the upside movements of the equity market while lessening the blows of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to equities with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 2.10% (Class A shares at net asset value) versus returns of 4.40% for the S&P 500 Index and 3.64% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles, and the Fund’s historical performance reflects our goal. Since its inception on September 22, 1988, the Fund returned 11.29% on an annualized basis (Class A shares at net asset value) versus a 10.40% gain for the S&P 500 Index and a 9.64% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

The Fund invests in a combination of stocks, convertible securities and bonds. It offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

During the six-month period, the Fund participated in equity upside. While the Fund’s equities performed generally in line with the market, the Fund’s convertible bond allocation trailed. The Fund did not hold a large weighting to the most equity-sensitive convertible bonds, and these bonds led the convertible bond market as equities continued to gain. We believe the asymmetric risk/reward characteristics of hybrid or “middle of the road” convertibles are more appealing in managing market volatility.

Selection in financials contributed to relative performance. Holdings in the asset management, custody banks and regional banks industries posted especially strong gains. An underweight allocation to the utilities and telecommunication services sectors also added value. Performance in these lower-growth sectors trailed the overall market in the period, and our underweight positioning helped. Underweight allocations to the utilities and telecom services sectors also added value. Performance in these lower -growth sectors trailed the overall market in the period, and our underweight positioning was helpful.

36	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

In terms of economic sectors, positioning and security selection within the health care sector detracted from return. In particular, selection within the pharmaceuticals and health care equipment industries held back results. That said, we uphold our conviction regarding higher-growth and highly innovative companies within the pharmaceuticals, health care equipment and biotechnology industries. We believe these companies offer a desirable combination of growth and quality characteristics founded on strong fundamentals, in addition to a wider opportunity set within the convertible universe, which is well suited to our risk-adjusted portfolio mandate. Portfolio positioning and security selection within energy lagged during the period. Specifically, holdings within the oil-and-gas equipment and services industry along with names in the oil-and-gas exploration and production industry hampered performance.

SECTOR WEIGHTINGS
Information Technology	22.5%
Financials	16.5
Health Care	15.4
Consumer Discretionary	14.5
Industrials	9.7
Consumer Staples	7.7
Energy	6.2
Utilities	2.0
Materials	1.3
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the Fund will achieve or maintain its investment objective. Results are before taxes on Fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

www.calamos.com	37

Calamos Growth and Income Fund

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up-and-down market trends. In the chart above, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

From a portfolio perspective, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations. We believe the Fund’s historical low-volatility characteristics are a by-product of both our investment style and our focus on participating in equity market upside with less volatility than the market as a whole.

The Fund’s investments reflect our positive long-term outlook for equities and equity-sensitive securities. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in the mid-part of the business cycle with low inflation and moderate global growth. We are emphasizing companies with sound growth fundamentals, increasing returns on invested capital, and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the technology, financials, health care and consumer discretionary sectors, and the Fund is positioned as such. Overall, changes to sector weights were modest during the period. Among selected changes, we added to the Fund’s weight in the health care sector by virtue of improving fundamentals and growth prospects as well as security-specific factors. For example, we added names from the pharmaceuticals and biotechnology industries. We also increased the Fund’s weighting to consumer staples. Conversely, Fund positioning was marginally reduced within the energy sector. We sold companies marked by declining growth catalysts, deteriorating fundamentals and valuation concerns. We pared back the industrials sector on lower oil prices, a strong U.S. dollar and a sluggish global economy.

The Fund’s largest allocation in absolute terms went to the information technology sector. Relative to the S&P 500 Index, the Fund’s largest overweight allocations went to the information technology and consumer discretionary sectors, and its largest underweights went to energy and materials.

38	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off on raising interest rates until later this year, we believe stock prices should continue their upward trend, though experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, and particularly growth equities, where valuations remain attractive on a number of our favored measures. We believe we are in a growth regime (similar to 1995 – 1999), supported by low inflation, high cash levels and high innovation. We feel our use of both cyclical and secular themes is appropriate, given our stance that we are in the mid-stages of the business cycle. We favor companies with strong growth catalysts, improving fundamentals and solid balance sheets. That mindset leads us to favor the information technology, health care and consumer discretionary sectors, while we remain underweight to energy, materials and telecom services.

Convertible securities have tended to perform well in a slow-growth environment, when stocks are rising and interest rates are increasing slowly. We believe convertibles can also benefit from market volatility, as their embedded option can become more valuable. Because convertibles combine equity and fixed income characteristics, they offer the opportunity for upside equity participation with potential downside protection when equity markets decline. Against this backdrop, we believe the benefits of convertible securities are especially pronounced.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	39

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	2.10%	8.44%	8.42%	7.15%
With Sales Charge	-2.76	3.29	7.36	6.63
Class B Shares – Inception 9/11/00
Without Sales Charge	1.74	7.77	7.84	6.57
With Sales Charge	-2.88	2.89	7.55	6.57
Class C Shares – Inception 8/5/96
Without Sales Charge	1.74	7.65	7.60	6.35
With Sales Charge	0.83	6.69	7.60	6.35
Class I Shares – Inception 9/18/97	2.24	8.71	8.69	7.42
Class R Shares – Inception 3/1/07	1.99	8.17	8.14	5.63	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.09%; Class B is 1.85%; Class C shares is 1.84%; Class I shares is 0.84%; Class R shares is 1.34%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

40	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund returned 4.74% (Class A shares at net asset value) versus a return of 5.24% for the MSCI ACWI Index and 5.38% for the MSCI World Index.

The Fund’s strong results, which outperformed by 240 basis points the average return of peers in the Morningstar World Allocation category, reflected the strength of the Fund’s growth holdings. Also, we manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. The Fund’s performance captured 90% of the MSCI ACWI Index’s return and 88% of the MSCI World Index’s upside during the six-month period.

Since its inception on September 9, 1996, the Fund returned 8.45% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index return of 6.98% and the MSCI World Index return of 7.02%.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.69 (Class A shares) versus the MSCI ACWI Index. The Fund has therefore outperformed the broader equity market, as measured by the MSCI ACWI Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

From a geographic perspective, the Fund’s country weights contributed positively to performance while selection within countries trailed. In particular, overweight positions and stronger selection in South Africa, Hong Kong and Denmark led to positive results while lagging selection in China and the U.S. hampered performance.

In terms of economic sectors, selection in industrials added the most value in the period versus the MSCI ACWI Index benchmark. Our team has emphasized companies positioned to benefit from weakened currency and enhanced export opportunities. As a result of this emphasis, we have overweighted the industrial machinery industry, in particular those companies generating significant export growth and tied to one of our key themes of robotics and automation.

An overweight to the consumer discretionary sector also contributed positively to performance. Specifically, the Fund’s overweight stance and holdings in the cable and satellite and the apparel and accessories industries outperformed. We own companies that we believe comprise attractive growth fundamentals and are well positioned to

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Combining equity and convertible holdings, aiming to limit downside risk while potentially capturing upside equity participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Participate in the upside movements of the global equity market while lessening the damage of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

www.calamos.com	41

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	25.0%
Consumer Discretionary	17.4
Financials	15.3
Health Care	12.0
Industrials	9.6
Energy	6.7
Consumer Staples	5.5
Materials	2.6
Utilities	1.3
Telecommunication Services	0.6
Other	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

tap into rising consumption in both developed and emerging markets. Recent holdings span a number of industries including cable and satellite, apparel and accessories, automobiles, and Internet retail.

Selection in and a modest underweight to health care hindered performance. In particular, holdings in the health care equipment industry lagged their index peers. Select companies in the index, which we didn’t own, performed especially well in response to stock-specific events, such as merger and acquisition transactions. Within health care, we prefer the higher-growth, higher-innovation opportunities in select industries including pharmaceuticals, biotechnology and health care technology. Fund holdings are mainly diversified across the U.S., Europe and Japan.

Although the Fund’s underweight allocation added value, selection in the materials sector held back performance. Holdings in the construction materials industry lagged because of company-specific factors. We have held an underweight to materials as we believe commodity prices will remain under pressure from measured global growth and a stronger U.S. dollar.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

42	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

We position the Fund with the goal of providing the opportunity for upside equity participation along with downside resilience in the event that markets retreat. We favor company structures that offer compelling risk/reward characteristics relative to their underlying common stocks. Generally, we view prevailing valuations of global growth companies relative to value companies as attractive by historic standards, and we anticipate outperformance in growth areas as the global economic recovery advances. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the many cross-currents in markets and the potential effects of diverging monetary policies. We believe the global equity opportunity set is well suited to our active, risk-aware approach.

In the U.S., we favor companies that we believe possess attractive secular growth characteristics and are positioned to execute well and outperform despite a backdrop of low global growth. We are investing in companies with attractive growth fundamentals, increasing returns on invested capital and reasonable valuations.

During the period, we increased the Fund weight to Japan and held a moderate overweight at period end. We did this based on a combination of factors including relative valuation, accommodative monetary policy, and corporate reforms. Economic data has been mixed to stable, but we are seeing individual companies beat expectations with better strategic investments and shareholder friendly policies. For example, we have seen an increase in stock buybacks, dividend payouts and capital expenditures. Against this backdrop, we believe Japan’s market is well positioned to climb, although a bottom-up approach remains paramount.

We maintained a relatively stable weight in Europe during the period. Fund holdings benefited from strong market performance year-to-date, driven by stabilizing economic data, positive corporate revisions, a weaker euro and the central bank’s quantitative easing program. We are favoring companies benefiting from asset reflation and export opportunities born out of the weakened currency.

With respect to emerging markets, we expect divergences in the near-term prospects of many economies due to differing growth prospects and structural reform. We have favored commodity consumers relative to producers (given the lower-cost environment), exporters benefiting from increased developed market demand and companies benefitting from pro-growth structural reform opportunities at home and abroad in the markets they serve.

www.calamos.com	43

Calamos Global Growth and Income Fund

We are focused on a combination of secular and cyclical growth areas including information technology, consumer discretionary, health care and industrials. We increased the Fund’s weight to health care, consumer discretionary and industrials during the period and reduced the overweight to technology as we sold holdings on company-specific issues. We also trimmed energy and materials because of weaker fundamentals. The largest underweight positions are in energy, materials, consumer staples and financials reflecting our view of relative growth and valuation.

We increased the Fund’s weight to the health care sector by virtue of market performance and our identification of bottom-up opportunities offering attractive growth, quality and innovation characteristics. We decreased Fund weight to energy as a consequence of our relatively cautious view of sector fundamentals, in addition to the sector’s lagging performance.

What closing thoughts do you have for Fund shareholders?

We expect global equities to deliver additional gains in 2015 but we believe investors should anticipate periods of higher volatility as markets confront sluggish global growth, policy uncertainty, and fluctuations in currencies and commodities. We believe merger and acquisition and share buyback activity may provide a floor for market valuations, and support higher prices and investor demand for equities and equity-sensitive securities. However, we believe markets will continue to confront uncertainty as commodity prices fluctuate and geopolitical events and global growth fears linger.

It’s under this partly cloudy, partly sunny sky that we believe the benefits of convertible securities are especially pronounced. Convertibles have tended to perform well in a slow-growth environment, when stocks are rising and interest rates are increasing slowly. We believe convertibles can also benefit from market volatility, as their embedded option can become more valuable. Because convertibles combine equity and fixed income characteristics, they offer the opportunity for upside equity participation with potential downside protection when equity markets decline.

In summary, we believe global equities and convertible securities remain attractive against a backdrop of moderate economic growth, low inflation, reasonable valuations, and highly accommodative central bank policy.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

44	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	4.74%	6.19%	7.04%	7.47%
With Sales Charge	-0.24	1.17	6.00	6.95
Class B Shares – Inception 9/11/00
Without Sales Charge	4.30	5.42	6.25	6.82
With Sales Charge	-0.05	1.02	5.96	6.82
Class C Shares – Inception 9/24/96
Without Sales Charge	4.28	5.39	6.24	6.66
With Sales Charge	3.43	4.53	6.24	6.66
Class I Shares – Inception 9/18/97	4.77	6.30	7.29	7.73
Class R Shares – Inception 3/1/07	4.48	5.84	6.76	4.23	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.44%; Class B and C shares is 2.19%; Class I shares is 1.19%; Class R shares is 1.69%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	45

Calamos Convertible Fund

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

¡	Leverage more than three decades of research in convertible security investing

¡	A portfolio diversified across market sector and credit quality emphasizing mid-sized companies with higher-quality balance sheets

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

The Fund offers a way to potentially manage risk alongside an equity allocation with securities that participate in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2015, Calamos Convertible Fund returned 1.60% (Class A shares at net asset value). For this same period, the BofA Merrill Lynch All U.S. Convertibles Index returned 3.91%, the Value Line Convertible Index gained 5.20%, and the S&P 500 Index returned 4.40%.

The Fund has historically been managed with an investment philosophy that seeks to use convertibles as a means of participating in the equity market’s upside while holding up better during down market periods. The portfolio delivered positive results but trailed the BofA Merrill Lynch All U.S. Convertibles Index, which was led by the strong performance of convertibles with the greatest equity sensitivity. We have been significantly underweight to these convertibles relative to the index as they do not offer downside protection when their underlying equities retreat.

Since its inception on June 21, 1985, the Fund returned 9.38% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.86% for the Value Line Convertible Index and 10.89% for the S&P 500 Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and we focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus a market index, which is assigned a beta of 1.0. A fund with half the volatility of the benchmark index has a beta of 0.5, while a fund with a beta of 2.0 is twice as volatile as the market.

Since its inception, the Fund had a beta of 0.63 (Class A shares) versus the S&P 500 Index. The Fund has therefore provided comparable performance to the broader equity market, as measured by the S&P 500 Index, with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

As discussed above, we actively seek securities that we believe offer the best risk-reward characteristics. This may lead us to invest differently from the benchmark, which has become increasingly equity sensitive with the long-term bull market. The most equity-sensitive convertibles tend to behave more like their underlying stocks and may have larger losses in down markets than other, more bond-like convertibles. Based on our proprietary analysis, about 40% of convertibles in the BofA Merrill Lynch All U.S. Convertibles Index are equity sensitive, as they participate in about 80% of the movement of their underlying equities. Those convertibles represented more than 70% of the index return during the period. Our underweight toward these types of convertibles hindered performance.

46	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

On an economic sector basis, the Fund’s underweight toward the energy sector, the worst-performing sector during the period, contributed to relative performance. We had no holdings in the coal and consumer fuel industry, which dropped significantly, and we were underweight toward the oil and gas exploration industry that performed poorly. Further, the Fund’s underweight toward the materials sector, the second-worst performer behind energy, contributed to relative performance. We did not have any holdings in the steel or aluminum industries, which suffered losses.

Selection in the health care sector hindered performance. As mentioned previously, the portfolio had a considerably lower allocation to convertibles displaying high equity sensitivity within the outperforming biotechnology industry. Selection within financials also held back results, as diversified banks and life and health insurance lagged. We also were underweight to the relatively strong-performing REITs industries.

SECTOR WEIGHTINGS
Information Technology	32.8%
Health Care	23.0
Financials	14.8
Consumer Discretionary	13.0
Energy	6.4
Industrials	3.7
Utilities	2.7
Consumer Staples	1.5
Telecommunication Services	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the Fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains.

www.calamos.com	47

Calamos Convertible Fund

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining equity markets.

There are a variety of ways to express up-market and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down market trends. In the chart above, you can see how the Convertible Fund performed compared to the U.S. equity market through distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

Reflecting our belief that the economy remains within the midrange of its cycle, the portfolio is positioned heaviest towards the cyclical growth sectors, which we believe tend to outperform in this phase. As such, the portfolio’s largest allocations are to the information technology, health care, and consumer discretionary sectors. We also expect heightened volatility in this phase of the market cycle and continue to manage the portfolio with a risk-aware mindset. In response, we advocate an active approach to convertibles and place emphasis on those issues which strike a balance of risk and reward. Conversely, we remain underweight to convertibles displaying the most equity and credit sensitivities.

Valuations are attractive and our team is finding many securities that meet our criteria. More specifically, we seek out issues that offer higher skew on the upside. To identify these securities, we combine our proprietary credit research (given our emphasis on downside resilience) and equity analysis (to secure a healthy measure of equity upside).

We increased the portfolio’s weight in the health care sector by adding or swapping holdings within the pharmaceuticals and biotechnology industries. We continue to see the health care sector benefiting from several trends including increased access to health care in emerging markets and the U.S. implementation of the Affordable Care Act. We pared back the industrials sector on lower oil prices, a strong U.S. dollar and a sluggish global economy. Specifically, we sold holdings in the construction machinery and heavy trucks industry.

What are your closing thoughts for Fund shareholders?

Convertible securities have tended to perform well in a slow-growth environment, when stocks are rising and interest rates are increasing slowly. We believe convertibles can also benefit from market volatility, as their embedded option can become more valuable. Because convertibles combine equity and fixed income characteristics, they offer the opportunity for upside equity participation with potential downside protection when equity markets decline. Against this backdrop, we believe the benefits of convertible securities are especially pronounced.

48	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	49

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	1.60%	5.89%	6.97%	6.62%
With Sales Charge	-3.24	0.85	5.94	6.11
Class B Shares – Inception 9/11/00
Without Sales Charge	1.19	5.06	6.16	5.99
With Sales Charge	-3.65	0.06	5.85	5.99
Class C Shares – Inception 7/5/96
Without Sales Charge	1.23	5.10	6.16	5.83
With Sales Charge	0.27	4.12	6.16	5.83
Class I Shares – Inception 6/25/97	1.71	6.18	7.24	6.89
Class R Shares – Inception 3/1/07	1.50	5.62	6.70	5.50	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.11%; Class B and C shares is 1.86%; Class I shares is 0.86%; Class R shares is 1.36%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

50	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

What is your rationale behind launching this Fund?

Calamos introduced the Calamos Global Convertible Fund on December 31, 2014, as a natural extension of the investment team’s established capabilities. Calamos has actively managed convertibles for more than 30 years and managed global convertible portfolios for institutional clients since 2001. Global convertible issuance has been robust in recent years, and 2014 was another strong year. Through the fund, investors can take advantage of the healthy sector breadth in convertible issuance as well as regional diversification.

Although the Federal Reserve may be patient, sooner or later interest rates will rise. When they do, traditional fixed-income investments often struggle. Historically, convertibles have proven less vulnerable to rate increases than traditional debt. In general, the more a convertible’s price is determined by the value of its underlying equity, the greater its resilience to rising interest rates, which allows it to outperform traditional bonds when rates rise.

Therefore, we believe the case for convertible securities is strong, and the use of convertibles in a risk-managed strategy may provide benefits that stock and bond allocations alone cannot. However, we believe convertible securities require active management to achieve a desired outcome.

How has the Fund performed?

Since the Fund’s inception on December 31, 2014 to April 30, 2015, the Global Convertible Fund returned 4.10% (Class A shares at net asset value). For this same period, the BofA Merrill Lynch Global 300 Convertible Index returned 3.92%.

The Fund is managed with an investment philosophy that seeks to use convertibles as a means of participating in the equity market’s upside while holding up better during down market periods. The portfolio outperformed the benchmark in a solid period for global convertibles, which captured most of the equity upside.

What factors influenced performance over the period?

In our active investment approach, we seek convertibles that we believe will participate in the equity market’s upside and have limited downside when equities fall. This philosophy generally leads us to invest in total return convertibles, or convertibles that display asymmetric upside and downside characteristics relative to their underlying stocks. During the inception-to-date period, the Fund’s A shares participated in the equity upside by capturing 84% of the MSCI World Index’s return.

At the same time, from a convertible market standpoint, the convertibles that displayed the highest equity sensitivity performed the strongest during the period. In the benchmark, about 39% of the convertibles are the most equity sensitive convertibles, defined as those that capture at least 80% of underlying equity movement (up or down). These names contributed 59% of the benchmark return. Given our more defensive investment philosophy, the Fund was significantly underweight to these more sensitive securities, which hindered results.

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Provides broadly diversified exposure to the global convertible bond universe

¡	Leverages more than 30 years of research in convertible security investing

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

¡	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk vis-a-vis an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX
R Shares	CRGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722
R Shares	128120714

www.calamos.com	51

Calamos Global Convertible Fund

SECTOR WEIGHTINGS
Information Technology	16.2%
Financials	12.3
Health Care	6.8
Consumer Discretionary	6.5
Industrials	5.3
Energy	2.3
Telecommunication Services	2.0
Materials	1.8
Utilities	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

From an economic sector perspective, the Fund’s overweight position to and selection in industrials added value relative to the benchmark, in particular holdings in the aerospace and defense and electrical equipment businesses. Selection in the information technology sector also contributed with investments in the communication equipment, semiconductors and application software industries. Selection in the health care sector lagged, as we were underweight to the strong performing biotechnology and pharmaceuticals industries. Further, selection in the materials sector hindered results, as the Fund lacked holdings in the strong performing steel industry.

From a geographic perspective, the Fund’s underweight toward Europe and the weakened euro currency added value and our selection in Europe strongly outperformed. The underweight toward emerging markets and Latin America hindered results.

How is the Fund positioned?

The portfolio is positioned towards the high-growth sectors of the market which include information technology, financials, consumer discretionary, industrials and health care. As equity prices continue to move higher, the convertible market has become increasingly equity sensitive, as discussed above. While the convertible index is positioned to participate more fully with the equity market’s upside, it also offers less downside protection should the markets retreat. We recognize that there will be volatility in the markets and will proceed with a risk-aware mindset. As such, we follow an active approach to convertibles and emphasize those issues which strike a balance of risk and reward.

Versus the benchmark, the Fund has heavier allocations in the U.S. and emerging markets. The portfolio is significantly underweight in Europe.

What are your closing thoughts for shareholders?

We expect global convertibles to deliver additional gains in 2015, but we believe investors should anticipate periods of higher volatility as markets confront sluggish global growth, policy uncertainty, and fluctuations in currencies and commodities. We believe merger and acquisition and share buyback activity may provide a floor for market valuations and support higher prices. We believe markets will continue to confront uncertainty as commodity prices fluctuate and geopolitical events and global growth fears linger.

Although many investors remain underweight in Europe and Japan, potential catalysts could spur further investment. These include changing monetary conditions, relative valuations, stable and improving macro fundamentals, and more upbeat sentiment. U.S. companies remain relatively upbeat given solid earnings, strong balance sheets, and resilient consumer demand, while concerns linger regarding the impact of the strong U.S. dollar on multinational businesses and persistently low capital expenditures continue to plague many industries. We maintain our belief that global convertibles remain attractive against a backdrop of moderate economic growth, low inflation, reasonable valuations and highly accommodative central bank policy.

52	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

SINCE INCEPTION*
Class A Shares – Inception 12/31/2014
Without Sales Charge	4.10%
With Sales Charge	-0.86
Class C Shares – Inception 12/31/2014
Without Sales Charge	3.90
With Sales Charge	2.90
Class I Shares – Inception 12/31/2014	4.30
Class R Shares – Inception 12/31/2014	4.10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 2.75%; Class C shares is 3.50%; Class I shares is 2.50%; Class R shares is 3.00%. The fund’s investment adviser has contractually agreed to reimburse the fund expenses through March 1, 2017, to the extent necessary so that total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and C shares have been adjusted for the contingent deferred sales charge (CDSC).

*	Cumulative since inception.

NOTES:

The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

www.calamos.com	53

Calamos Total Return Bond Fund

OVERVIEW

The Fund invests primarily in U.S. fixed income instruments, including government and agency securities, corporate debt and high yield debt.

KEY FEATURES

¡	Active management blending global investment themes and fundamental research

¡	Opportunistic sector allocations that provide greater flexibility in managing risk and reward

¡	Broad diversified exposure to U.S. investment-grade bond market and complementary holdings that may include high yield securities, international bonds and currencies

¡	Active interest rate analysis focused on conservative portfolio duration positioning, given our expectation of rising interest rates

PORTFOLIO FIT

The Fund offers broad exposure to the U.S. investment-grade bond market.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

ASSET ALLOCATION

Corporate Bonds	88.4%
U.S. Government and Agency Securities	8.8
Cash and Receivables/Payables	2.8

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, Calamos Total Return Bond Fund gained 2.07% (Class A shares at net asset value) versus a 2.06% return for the Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 5.01% on an annualized basis (Class A shares at net asset value) versus a 5.21% return for the Barclays U.S. Aggregate Bond Index.

What factors influenced performance over the period?

The Fund benefited from its significant overweight in corporate bonds, which outperformed versus other bond sectors. Additionally, performance was aided by strong selection in corporate bonds and the overweight to BBB and BB credit tiers. The lack of mortgage and agency holdings also contributed, as those segments underperformed.

Conversely, the Fund’s shorter duration hindered results as longer-dated bonds outperformed as the yield curve flattened (long-term yields fell more than short-term yields). While the allocation to non-U.S. government bonds in the benchmark was very small, they outperformed versus other bond segments, and the Fund’s lack of ownership in those bonds slightly held back performance.

How is the Fund positioned?

Duration continues to be shorter than the benchmark as we think that the eventual rise in interest rates makes longer-term bonds too risky. The Fund remains overweight to corporate debt, which we believe is the most attractive segment. Within corporate bonds, we favor companies in the financials, consumer discretionary and information technology sectors. Our lightest positions are in utilities, telecommunication services and consumer staples.

What closing thoughts do you have for Fund shareholders?

We believe a combination of lower Treasury yields and moderate economic growth continues to support corporate bonds as companies strengthen their balance sheets and reduce interest expenses. However, we also believe that the focus is on interest rates. Investors are assessing the timing of the Federal Reserve’s first rate hike and the likely tempo of subsequent increases given weaker recent U.S. economic indicators, heightened fears of Greece exiting the euro zone and unimpressive first-quarter earnings. We believe interest rates will be range bound over the next few months while low global government yields offset the Fed’s intent to move inflation toward long-term targets. We feel that the Fund’s shorter duration gives us flexibility to reposition when higher-yield opportunities become available.

54	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 04/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 04/30/15

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	2.07%	3.55%	3.37%	5.01%
With Sales Charge	-1.78	-0.37	2.59	4.50
Class B Shares – Inception 6/27/07
Without Sales Charge	1.69	2.78	2.60	4.23
With Sales Charge	-1.79	-0.70	2.38	4.23
Class C Shares – Inception 6/27/07
Without Sales Charge	1.69	2.88	2.60	4.23
With Sales Charge	0.70	1.88	2.60	4.23
Class I Shares – Inception 6/27/07	2.20	3.91	3.64	5.28
Class R Shares – Inception 6/27/07	1.94	3.29	3.11	4.75

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.05%; Class B and C shares is 1.80%; Class I shares is 0.80%; Class R shares is 1.29%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 0.90%, 1.65%, 1.65%, 0.65% and 1.15% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

www.calamos.com	55

Calamos High Income Fund

OVERVIEW

The Fund invests in a diversified portfolio of U.S. and non-U.S. high yield bonds.

KEY FEATURES

¡	Uses three decades of experience in credit evaluation to find issuers with sustainable revenues and lower risk of default

¡	Emphasis on total return, rather than an exclusive focus on yield, may enhance our ability to generate alpha and preserve capital over the entire credit cycles

¡	A disciplined process using fundamental analysis which can potentially provide the best opportunity for identifying investments

PORTFOLIO FIT

The Fund can complement speculative-grade or investment-grade credit exposure which may provide an attractive option for fixed income investors concerned about generating income.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, Calamos High Income Fund gained 0.70% (Class A shares at net asset value) versus a 1.93% return for the BofA ML BB-B U.S. High Yield Constrained Index and a 1.33% gain for the Credit Suisse High Yield Index.

We believe the Fund will benefit from our commitment to specialized fundamental research with the strengthening of the firm’s team, including the addition of high yield expertise with the hiring of Jeremy Hughes, CFA, and Chris Langs, CFA, in 2013. Collectively, they have more than 40 years of investment experience. The Fund utilizes decades of experience in credit research to create a portfolio that is focused on total return and preserving capital, rather than an exclusive focus on yield.

Since its inception on August 2, 1999, the Fund gained 6.62% on an annualized basis (Class A shares at net asset value) versus a 6.91% return for BofA ML BB-B U.S. High Yield Constrained Index and 7.52% for the Credit Suisse High Yield Index over the same period.

What factors influenced performance over the period?

The high yield market was muted during the period, mostly because of weakness in the energy sector. Oil prices plummeted after a November decision by OPEC members not to cut production; a reduction by the cartel may have stabilized prices. In the later part of the period, energy companies and the high-yield market recovered as oil prices rallied. The average credit spread widened 34 basis points, or 0.34%, during the period. Spreads in the B credit tier widened 35 basis points while spreads in the BB credit tier increased 21 basis points.

The market also recovered as the Federal Reserve took the stance that decisions on whether to raise interest rates would be data dependent, and as of late U.S. economic indicators have been sluggish. While the greatly anticipated removal of the term “patient” from the March minutes occurred, subsequent commentary by Fed Chair Janet Yellen comforted the markets into believing that the Fed would still bide its time.

The Fund’s relative performance was impacted by the overweight to the energy sector, the worst performing sector during the period. Further, selection in telecommunication services, including holdings of alternative carriers, held back the Fund’s return. However, the Fund benefited from its overweight position and security selection in industrials, including aerospace and defense companies, as well as its overweight and selection in consumer discretionary, including holdings in the automobile manufacturers, specialty stores and apparel retail industries.

How is the Fund positioned?

We remain focused on issuers’ balance sheets and debt-servicing abilities. With equal diligence, we continue to assess the impact of various exogenous macro factors (such as a strengthening dollar, oil prices and interest rate increases) on the overall financial stability and creditworthiness of an issuer. We continue to favor mid-grade credits (BB/B) that we believe offer more favorable risk/reward profiles over the credit cycle,

56	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

especially given the possibilities of widening credit spreads and higher default rates. The Fund’s largest overweight positions relative to the BofA ML BB-B U.S. High Yield Constrained Index are to the industrials and information technology sectors. The largest underweights are to the financials and utilities sectors as of the end of the period.

In mid-January, we reduced our heavy exposure to the energy sector by selling our most stressed positions. With the plunge in oil prices, we felt there was still substantial downside if oil prices kept cratering. Within the oil-and-gas exploration and production industry specifically, we looked to position the Fund in names that could survive even if low oil prices persisted for the next several years. As such, we reduced our allocation to the lowest-quality names in favor of higher-quality names in this area. Our aim is to improve the risk/return profile of the sector allocation and the Fund as a whole. Further, we added holdings in the information technology and financials sectors.

From a credit quality perspective, the Fund is positioned relatively underweight to the BB credit tier while relatively overweight to B. We believe that the BB credit tier has the highest degree of interest rate sensitivity should rates move higher as we expect. In similar respect, we also maintain a lower overall duration in the Fund relative to the index.

What are your closing thoughts for Fund shareholders?

We believe interest rates will stay range-bound for the foreseeable future. When the Fed’s first rate hike approaches, we believe it will likely be counteracted by the historically low level of government-bond yields in Europe with its continued quantitative easing. In high yield, we expect volatility with some pressure on technicals, and we believe ultimately the market will price in the likelihood of higher default rates and higher liquidity premiums. However, we think defaults will not occur uniformly across industries, which we believe underscores the importance of rigorous fundamental research.

We think achieving better-than-coupon returns for the balance of the calendar year will be a challenge given strong returns this year. However, for risk-tolerant fixed income investors, we believe that the high-yield asset class still is attractive given the lack of fixed income alternatives. As we approach more volatile periods, we believe active security selection will become paramount to success.

SECTOR WEIGHTINGS
Consumer Discretionary	21.8%
Industrials	15.3
Energy	12.8
Health Care	10.7
Materials	10.0
Information Technology	9.1
Telecommunication Services	6.8
Financials	5.2
Consumer Staples	2.8
Utilities	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	57

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 04/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	0.70%	1.18%	6.34%	6.33%
With Sales Charge	-4.08	-3.60	5.31	5.81
Class B Shares – Inception 12/21/00
Without Sales Charge	0.28	0.34	5.53	5.70
With Sales Charge	-4.50	-4.33	5.22	5.70
Class C Shares – Inception 12/21/00
Without Sales Charge	0.30	0.37	5.53	5.53
With Sales Charge	-0.66	-0.57	5.53	5.53
Class I Shares – Inception 3/1/02	0.82	1.44	6.61	6.60
Class R Shares – Inception 3/1/07	0.47	0.83	6.05	5.26	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.19%; Class B and C shares is 1.94%; Class I shares is 0.94%; Class R shares is 1.44%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch BB-B US High Yield Constrained index tracks the performance of BB and B rated high yield bonds.

The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

58	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, Calamos Market Neutral Income Fund gained 1.54% (Class A shares at net asset value) versus a 2.12% return for the Barclays U.S. Government/Credit Bond Index and 0.01% return for the Citigroup 30-Day U.S. Treasury Bill Index.

The Fund is among the first liquid alternative offerings with more than 20 years of history that blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities. The strategies all contributed positively to performance during the period.

Since inception on September 4, 1990, the Fund gained 6.65% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index gained 6.58% while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.76%.

How did the covered call strategy contribute?

The strategy benefited from the positive return of the S&P 500 Index as the Fund’s equity basket advanced along with the stock market during the reporting period.

Volatility during the quarter was low on average, which made options selling challenging as low volatility depresses options prices. Still, there was significant “volatility in volatility” on a month-to-month basis. The equity volatility level, as measured by the CBOE Volatility Index (VIX), started the period at 14.03, rose to as high as 23.57 in mid-December, and finished the period at 14.55. As the price of options fluctuated with the changes in volatility, this environment provided opportunities to execute profitable trading strategies with sales of call options.

We also purchase put options that allow us to hedge the risk of loss from equities. Investors remain concerned about equity declines, which made purchasing put options expensive relative to the income we receive from the sale of call options. This hindered performance.

How did convertible arbitrage perform?

The convertible arbitrage strategy also benefited from rising equity prices as more value was gained on the long convertible than was lost on the short equity position over the six-month period. Two detractors for convertible arbitrage during the reporting period included the near-zero fed funds rate (no overnight interest received on cash from short equity positions) and widened credit spreads that exceeded the benefit from declining interest rates. The average high yield credit spread rose 34 basis points, or 0.34%, while the 5-Year Treasury yield fell 19 basis points.

How did the opportunistic allocation to the beta neutral long-short equity strategy perform?

The strategy seeks to minimize market risk by taking long positions in an economic sector or industry while simultaneously utilizing short positions in the same sector or

OVERVIEW

The Fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies are intended to provide the Fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

¡	One of the first alternative mutual funds, capitalizing on experience in the convertible space going back more than three decades

¡	Low correlation with most fixed income benchmarks

¡	Risk management is a primary focus, with risk characteristics that remain well below the equity and fixed income benchmarks

PORTFOLIO FIT

The Fund may provide potential diversification, in particular in a low interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

www.calamos.com	59

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS
Information Technology	29.1%
Consumer Discretionary	15.7
Health Care	13.7
Financials	12.2
Energy	8.6
Industrials	7.0
Consumer Staples	5.3
Materials	3.2
Telecommunication Services	1.6
Utilities	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

industry. It provided a positive return that was largely in line with our expectations given its mandate and beta constraint. Given this strategy’s low correlation to the equity market, the Fund utilizes this strategy as a tool to help control volatility relative to equities.

How is the Fund positioned?

At the end of the reporting period, the Fund had its highest allocation in the core strategies of convertible arbitrage (49%) and covered call writing (45%). The opportunistic allocation to the beta-neutral long-short equity allocation was 6%. This reflected a slight reduction in convertible arbitrage and a slight increase in covered call writing during the period. Convertible arbitrage usually performs well in periods of rising volatility, so the slightly heavier emphasis in convertible arbitrage reflects our expectations that volatility will increase. At the same time, the lack of interest earned from cash on short positions in convertible arbitrage keeps us from raising the convertible arbitrage allocation higher.

What closing thoughts do you have for Fund shareholders?

We continue to expect rising volatility, an environment which may benefit the Fund. Geopolitical events, speculation on the Federal Reserve and interest rates, and concerns about a slowing global economy are among just a few factors that may fuel volatility. The Fund derives benefits from “volatility in volatility,” either from rebalancing opportunities in the convertible arbitrage strategy or more income from selling options in covered call writing. We believe the Fund is well positioned to provide stability in investors’ portfolios amid a relatively uncertain market environment. Additionally, when used to complement fixed income allocations, the Market Neutral Income Fund has historically provided bond-like returns and bond-like risk without bond-like interest rate sensitivity.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

60	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	1.54%	2.86%	4.21%	3.92%
With Sales Charge	-3.25	-2.04	3.19	3.42
Class B Shares – Inception 9/11/00
Without Sales Charge	1.14	2.09	3.42	3.30
With Sales Charge	-3.86	-2.91	3.07	3.30
Class C Shares – Inception 2/16/00
Without Sales Charge	1.22	2.15	3.42	3.15
With Sales Charge	0.22	1.15	3.42	3.15
Class I Shares – Inception 5/10/00	1.69	3.08	4.47	4.18
Class R Shares – Inception 3/1/07	1.42	2.63	3.94	2.93	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.22%; Class B shares is 1.96% and C shares is 1.96%; Class I shares is 0.97%; Class R shares is 1.47%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	61

Calamos Hedged Equity Income Fund

OVERVIEW

The Fund uses an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

¡	Draws upon almost a decade of experience in covered call writing and more than two decades of equity investing

¡	Option-based risk-management strategy may lower the volatility of equity investments

¡	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The Fund provides an alternative strategy that can generate income and equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX
R Shares	CRHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672
R Shares	128120664

HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching the Fund?

The Calamos Hedged Equity Income Fund was launched on December 31, 2014, continuing the firm’s history of providing liquid alternative strategies with the aim of helping to generate income, total return and lower volatility. Covered call writing, the strategy utilized by the Fund, involves investing in a diversified portfolio of stocks that represents the S&P 500 Index and selling options to generate income and potentially reduce volatility over the long-term. We also purchase put options to limit losses from the equity basket in down markets. As one of the first asset managers to establish an alternative-oriented mutual fund, Calamos has almost a decade of experience with covered call writing. We believe the strategy is most likely to perform well in volatile equity markets that trend sideways or down. The Fund has low correlations to common asset classes, has asymmetric performance characteristics and is more liquid than hedge funds.

How has the Fund performed?

Since the Fund’s inception on December 31, 2014 to April 30, 2015, the Hedged Equity Income Fund returned 0.40% (Class A shares at net asset value). For this same period, the S&P 500 Index returned 1.92% and the Barclays U.S. Aggregate Bond Index returned 1.24%.

We believe it’s important to consider that the since inception performance comparison between the Fund and the benchmark S&P 500 Index was negatively affected by a timing issue. Fund trades made on the inception date of December 31, 2014, resulted in a loss as the equity market declined, reflected by a 1.03% fall in the S&P 500. However, inception dates for benchmarks conventionally start at the end of the trading day. While the loss on December 31 is reflected in the Fund’s performance, the equity market decline on the same day is not reflected in the S&P 500 because the benchmark inception commenced after the market closed.

What factors influenced performance over the period?

Volatility during the quarter was low on average, which made options selling challenging as low volatility depresses options prices. Still, there was significant “volatility in volatility” on a month-to-month basis. The equity volatility level as measured by the CBOE Volatility Index (VIX), a measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices, rose to as high as 23.57 in mid-December and finished the period at 14.55. As the price of options fluctuated with the changes in volatility, this environment provided opportunities to execute profitable trading strategies with sales of call options.

We also purchase put options that allow us to hedge the risk of loss from equities. Investors remain concerned about equity declines, which made purchasing put options expensive relative to the income we receive from the sale of call options. This hindered performance.

How is the Fund positioned?

Our relative positions between call and put options are frequently adjusted to maintain a balanced risk and reward profile in the Fund. At the end of April, the portfolio was

62	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Income Fund

positioned with 80% calls written against the equity basket versus 67% puts purchased. Additionally, the calls written averaged roughly 1.9% out of the money with 45 days to expiration while the puts purchased averaged 2.2% out of the money with 6 days to expiration.

At the end of the reporting period, the equity basket was slightly overweight to the information technology, financials, consumer staples and utilities sectors versus the S&P 500 Index. The Fund had underweight positions in the consumer discretionary and industrials sectors. The Fund maintained a heavier relative weight to larger cap holdings and a lighter weight to small cap and mid cap names. Even with these differences, the equity basket tracked very closely to the S&P 500.

What closing thoughts do you have for Fund shareholders?

We continue to expect rising volatility in the markets. Geopolitical events, continued speculation on the Federal Reserve and interest rates, and concerns about a slowing global economy are among just a few factors that we believe will help fuel volatility. The Fund also derives benefits from swings in volatility, which creates opportunities to profit from option strategies. We remain optimistic that this environment is favorable to the Fund and its goal to achieve equity-like returns with lower volatility.

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

SINCE INCEPTION*
Class A Shares – Inception 12/31/2014
Without Sales Charge	0.40%
With Sales Charge	-4.38
Class C Shares – Inception 12/31/2014
Without Sales Charge	0.20
With Sales Charge	-0.80
Class I Shares – Inception 12/31/2014	0.50
Class R Shares – Inception 12/31/2014	0.40

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 2.61%; Class C shares is 3.36%; Class I shares is 2.36%; Class R shares is 2.86%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and C shares have been adjusted for the contingent deferred sales charge (CDSC).

*	Cumulative since inception.

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

SECTOR WEIGHTINGS
Information Technology	20.3%
Financials	15.9
Health Care	14.1
Consumer Discretionary	11.1
Consumer Staples	9.4
Industrials	9.3
Energy	8.5
Materials	3.1
Utilities	3.0
Telecommunication Services	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	63

Calamos Long/Short Fund

OVERVIEW

The Fund utilizes a high-conviction, best ideas long/short strategy that invests primarily in U.S. equity securities and is diversified with exposure to key sectors.

KEY FEATURES

¡	Seasoned team of investment professionals in the hedge fund and long/short space with deep expertise in the industries they cover

¡	High-conviction investing with the aim of generating alpha through both long and short positions

¡	Catalyst driven and bottom-up fundamental equity investment approach

¡	Collaborative assessment of ideas that are vetted by the entire team rather than one portfolio manager

PORTFOLIO FIT

The Fund may be suitable for investors seeking an alternative solution to complement and diversify a long-only portfolio with an investment that has the potential to lower overall portfolio beta and create superior risk-adjusted returns.

FUND NASDAQ SYMBOLS
A Shares	CALSX
C Shares	CCLSX
I Shares	CILSX
R Shares	CRLSX

FUND CUSIP NUMBERS
A Shares	128120607
C Shares	128120706
I Shares	128120805
R Shares	128120888

CALAMOS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 6-month period ended April 30, 2015, Calamos Long/Short Fund returned 1.40% (Class A shares at net asset value) versus the HFRI Equity Hedge Index gain of 4.17% and S&P 500 Index return of 4.40%.

The Fund is an alternative strategy, where we take long positions on individual companies that gain when stocks rise and short positions that gain when stocks fall. We believe the Fund provides an opportunity for consistent performance under various market conditions. Our focus is on fundamental research, a consistent portfolio management process, and a mission to generate attractive risk-adjusted returns for our investors.

Since its inception on June 3, 2013, the Fund returned 5.54% on an annualized basis (Class A shares at net asset value). Over the same period, the HFRI Equity Hedge Index returned 6.90%, while the S&P 500 Index returned 15.73%.

What factors influenced performance over the period?

Stock selection and our preference for investments with the best risk-reward profiles benefited results, but overriding market factors that had the most impact on performance included subdued economic indicators, disappointing earnings guidance from companies, the stronger dollar and unstable oil prices. As fundamental investors we look forward to an environment of low correlation and high dispersion of returns among individual equities, an environment where our security selection can be most rewarded.

From an economic perspective, the largest contributors came from investments in the financials and materials sectors, while investments in the energy and health care sectors hindered performance. Long positions contributed positively to results and short investments detracted. Notable contributors during the period included long positions in Berry Plastics Group, Inc. (3.8%*), Blackstone Group Holdings LP (3.8%*) and Apple, Inc. (4.3%*). Notable detractors included long positions in WPX Energy, Inc. (5.36%†), Cameron International Corp. (3.93%†) and Lumber Liquidators Holdings Inc. (1.42%‡).

How is the Fund positioned?

The Fund’s gross exposure, or the sum of long and short positions, totaled 104%. The net long exposure, or the long position less the short position, totaled 45%. The team reduced its net long exposure throughout the period against the backdrop of market uncertainty. We plan to remain conservatively positioned for the time being while we proactively seek opportunities. We are on the hunt for emerging and disruptive trends, and we are focused on risk management as we enter the later stages of the economic cycle.

Our market cap exposure continues to remain fairly balanced between large and mid/small cap companies. We believe small capitalization securities provide relative shelter against a strengthening U.S. dollar, rising interest rates and an unstable energy sector. As always, we continue to invest the majority of our assets in the North America region where we believe that we have an edge through differentiated research.

*	as of 4/30/15

†	as of 10/31/14

‡	as of 1/30/15

64	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund

The team expects that volatility will continue throughout 2015 and we stand ready to invest capital at prudent entry points during market selloffs, as we did in October last year. The team continuously utilizes industry-specific expertise to identify themes and opportunities to optimize the positioning of the portfolio. We seek investment opportunities in enduring or eroding franchises by identifying unappreciated change in market size, market share or structural profitability. The team continues to allocate the majority of its capital to its highest-conviction positions.

What are your closing thoughts for shareholders?

We believe in the Fund’s ability to mute portfolio volatility and protect during drawdowns by seeking skewed return profiles and remaining diligent with respect to entry and exit prices. Especially during periods of uncertainty, we believe investors should consider dampening drawdown risk by allocating a portion of their equity allocation to alternative equity strategies. Doing so may limit losses versus equity markets in downturns, lower volatility and increase alpha versus more traditional portfolios. These are important factors to increase wealth creation.

We view ourselves as playing an instrumental role in aligning our clients with their goals. As always, our ongoing commitment is to deliver superior risk-adjusted returns to our investors.

SECTOR WEIGHTINGS
Consumer Discretionary	26.5%
Financials	14.2
Information Technology	12.6
Health Care	10.9
Materials	3.8
Consumer Staples	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	65

Calamos Long/Short Fund

GROWTH OF $10,000: SINCE INCEPTION (6/3/13) THROUGH 4/30/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/15

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/3/2013
Without Sales Charge	1.40%	3.50%	5.54%
With Sales Charge	-3.42	-1.42	2.87
Class C Shares – Inception 6/3/2013
Without Sales Charge	1.03	2.75	4.77
With Sales Charge	0.03	1.75	4.77
Class I Shares – Inception 6/3/2013	1.58	3.77	5.81
Class R Shares – Inception 6/3/2013	1.31	3.22	5.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 2.61%; Class C shares is 3.27%; Class I shares is 2.14%; Class R shares is 2.72%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

66	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2014 to April 30, 2015, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of a fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2014 to April 30, 2015, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	67

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2014 and held through April 30, 2015.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.65	$10.47	$10.47	$5.37	$7.92
Actual – Ending Balance	$1,062.70	$1,058.90	$1,059.00	$1,064.00	$1,061.50

Hypothetical Expenses per $1,000*	$6.51	$10.24	$10.24	$5.26	$7.75
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,014.63	$1,019.59	$1,017.11

Annualized expense ratio	1.30%	2.05%	2.05%	1.05%	1.55%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.70	$9.40	$9.40	$4.46	$6.94
Actual – Ending Balance	$999.00	$995.90	$995.70	$1,000.30	$998.20

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$5.85	$9.64	$9.64	$4.58	$7.12
Actual – Ending Balance	$1,051.00	$1,046.60	$1,047.20	$1,052.20	$1,050.00

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.65	$11.46	$11.45	$6.38	$8.92
Actual – Ending Balance	$1,057.20	$1,054.00	$1,053.20	$1,058.70	$1,055.60

Hypothetical Expenses per $1,000*	$7.50	$11.23	$11.23	$6.26	$8.75
Hypothetical – Ending Value	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.72	—	$10.44	$5.48	$7.96
Actual – Ending Balance	$1,008.80	—	$1,004.20	$1,009.40	$1,007.20

Hypothetical Expenses per $1,000*	$6.76	—	$10.49	$5.51	$8.00
Hypothetical – Ending Value	$1,018.10	—	$1,014.38	$1,019.34	$1,016.86

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%
CALAMOS MID CAP GROWTH FUND
Actual Expenses per $1,000*	$6.35	—	$10.15	$5.09	$7.62
Actual – Ending Balance	$1,050.20	—	$1,046.20	$1,051.80	$1,049.40

Hypothetical Expenses per $1,000*	$6.26	—	$9.99	$5.01	$7.50
Hypothetical – Ending Value	$1,018.60	—	$1,014.88	$1,019.84	$1,017.36

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Total Return Bond Fund and Hedged Equity Income Fund are adjusted to reflect fee waiver.

68	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2014 and held through April 30, 2015.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.81	$10.63	$10.63	$5.53	$8.08
Actual – Ending Balance	$1,064.95	$1,061.40	$1,060.80	$1,066.30	$1,063.60

Hypothetical Expenses per $1,000*	$6.66	$10.39	$10.39	$5.41	$7.90
Hypothetical – Ending Value	$1,018.20	$1,014.48	$1,014.48	$1,019.44	$1,016.96

Annualized expense ratio	1.33%	2.08%	2.08%	1.08%	1.58%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.33	$12.10	$12.10	$7.07	$9.59
Actual – Ending Balance	$1,036.60	$1,032.60	$1,032.60	$1,037.40	$1,034.70

Hypothetical Expenses per $1,000*	$8.25	$11.98	$11.98	$7.00	$9.49
Hypothetical – Ending Value	$1,016.61	$1,012.89	$1,012.89	$1,017.85	$1,015.37

Annualized expense ratio	1.65%	2.40%	2.40%	1.40%	1.90%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.77	—	$12.51	$7.52	$10.02
Actual – Ending Balance	$1,021.50	—	$1,018.40	$1,023.10	$1,020.10

Hypothetical Expenses per $1,000*	$8.75	—	$12.47	$7.50	$9.99
Hypothetical – Ending Value	$1,016.12	—	$1,012.40	$1,017.36	$1,014.88

Annualized expense ratio(1)	1.75%	—	2.50%	1.50%	2.00%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.87	$10.70	$10.70	$5.60	$8.15
Actual – Ending Balance	$1,069.20	$1,065.60	$1,065.70	$1,071.40	$1,068.30

Hypothetical Expenses per $1,000*	$6.71	$10.44	$10.44	$5.46	$7.95
Hypothetical – Ending Value	$1,018.15	$1,014.43	$1,014.43	$1,019.39	$1,016.91

Annualized expense ratio	1.34%	2.09%	2.09%	1.09%	1.59%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.46	$9.20	$9.20	$4.21	$6.71
Actual – Ending Balance	$1,021.00	$1,017.40	$1,017.40	$1,022.40	$1,019.90

Hypothetical Expenses per $1,000*	$5.46	$9.20	$9.20	$4.21	$6.71
Hypothetical – Ending Value	$1,019.39	$1,015.67	$1,015.67	$1,020.63	$1,018.15

Annualized expense ratio	1.09%	1.84%	1.84%	0.84%	1.34%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.46	$11.25	$11.24	$6.19	$8.72
Actual – Ending Balance	$1,047.40	$1,043.00	$1,042.80	$1,047.70	$1,044.80

Hypothetical Expenses per $1,000*	$7.35	$11.08	$11.08	$6.11	$8.60
Hypothetical – Ending Value	$1,017.51	$1,013.79	$1,013.79	$1,018.75	$1,016.27

Annualized expense ratio	1.47%	2.22%	2.22%	1.22%	1.72%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.55	$9.28	$9.28	$4.30	$6.79
Actual – Ending Balance	$1,016.00	$1,011.90	$1,012.30	$1,017.10	$1,015.00

Hypothetical Expenses per $1,000*	$5.56	$9.30	$9.30	$4.31	$6.80
Hypothetical – Ending Value	$1,019.29	$1,015.57	$1,015.57	$1,020.53	$1,018.05

Annualized expense ratio	1.11%	1.86%	1.86%	0.86%	1.36%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Total Return Bond Fund and Hedged Equity Income Fund are adjusted to reflect fee waiver.

www.calamos.com	69

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2014 and held through April 30, 2015.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GLOBAL CONVERTIBLE FUND†
Actual Expenses per $1,000	$4.53	—	$7.04	$3.69	$5.37
Actual – Ending Balance	$1,041.00	—	$1,039.00	$1,043.00	$1,041.00

Hypothetical Expenses per $1,000	$4.46	—	$6.94	$3.64	$5.29
Hypothetical – Ending Value	$1,012.00	—	$1,009.53	$1,012.82	$1,011.18

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.51	$8.25	$8.25	$3.26	$5.76
Actual – Ending Balance	$1,020.70	$1,016.90	$1,016.90	$1,022.00	$1,019.40

Hypothetical Expenses per $1,000*	$4.51	$8.25	$8.25	$3.26	$5.76
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,016.61	$1,021.57	$1,019.09

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.27	$9.98	$9.98	$5.03	$7.51
Actual – Ending Balance	$1,007.00	$1,002.80	$1,003.00	$1,008.20	$1,004.70

Hypothetical Expenses per $1,000*	$6.31	$10.04	$10.04	$5.06	$7.55
Hypothetical – Ending Value	$1,018.55	$1,014.83	$1,014.83	$1,019.79	$1,017.31

Annualized expense ratio	1.26%	2.01%	2.01%	1.01%	1.51%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.15	$9.87	$9.88	$4.90	$7.39
Actual – Ending Balance	$1,015.40	$1,011.40	$1,012.20	$1,016.90	$1,014.20

Hypothetical Expenses per $1,000*	$6.16	$9.90	$9.90	$4.91	$7.40
Hypothetical – Ending Value	$1,018.70	$1,015.67	$1,015.67	$1,019.94	$1,017.46

Annualized expense ratio(2)	1.23%	1.98%	1.98%	0.98%	1.48%
CALAMOS HEDGED EQUITY INCOME FUND†
Actual Expenses per $1,000	$4.15	—	$6.64	$3.32	$4.98
Actual – Ending Balance	$1,004.00	—	$1,002.00	$1,005.00	$1,004.00

Hypothetical Expenses per $1,000	$4.17	—	$6.66	$3.34	$5.00
Hypothetical – Ending Value	$1,012.43	—	$1,009.95	$1,013.26	$1,011.60

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS LONG/SHORT FUND
Actual Expenses per $1,000*	$11.34	—	$15.00	$10.10	$12.58
Actual – Ending Balance	$1,014.00	—	$1,010.30	$1,015.80	$1,013.10

Hypothetical Expenses per $1,000*	$11.33	—	$15.02	$10.09	$12.57
Hypothetical – Ending Value	$1,013.54	—	$1,012.40	$1,014.78	$1,012.30

Annualized expense ratio(2)	2.27%	—	3.01%	2.02%	2.52%

†	December 31, 2014 (commencement of operations) through April 30, 2015. Expenses for all Fund Classes of the Global Convertible Fund and Hedged Equity Income Fund are equal to each Fund’s annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 120/365.

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Total Return Bond Fund and Hedged Equity Income Fund are adjusted to reflect fee waiver.

(2)	Includes 0.02%, 0.02%, 0.14% and 0.52% related to dividend expense on short positions for Market Neutral Income Fund and Long/Short Fund, respectively.

70	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (93.4%)
	Consumer Discretionary (20.4%)
82,000	Amazon.com, Inc.#	$34,585,960
711,000	Bloomin’ Brands, Inc.	16,111,260
426,000	Comcast Corp. - Class A	24,605,760
806,000	D.R. Horton, Inc.	20,472,400
435,100	Deckers Outdoor Corp.#	32,197,400
604,000	Dollar General Corp.	43,916,840
464,100	Home Depot, Inc.	49,649,418
501,000	Las Vegas Sands Corp.	26,492,880
1,134,000	Lions Gate Entertainment Corp.^	35,165,340
1,088,000	LKQ Corp.#	29,452,160
358,300	Nike, Inc. - Class B	35,414,372
59,513	Priceline Group, Inc.#	73,665,787
269,000	PVH Corp.	27,801,150
235,000	Restoration Hardware Holdings, Inc.#	20,249,950
305,000	Royal Caribbean Cruises, Ltd.	20,758,300
1,486,000	Starbucks Corp.	73,675,880
402,000	Walt Disney Company	43,705,440
1,784,000	Wendy’s Company	18,054,080
102,000	Whirlpool Corp.	17,911,200

		643,885,577

	Consumer Staples (3.4%)
1,066,190	Mondelez International, Inc. - Class A	40,909,710
568,400	Reynolds American, Inc.	41,663,720
203,700	Walgreens Boots Alliance, Inc.	16,892,841
165,249	WhiteWave Foods Company - Class A#	7,265,999

		106,732,270

	Energy (4.6%)
364,060	Antero Resources Corp.#^	16,131,499
363,065	EOG Resources, Inc.	35,925,282
679,300	Gulfport Energy Corp.#	33,244,942
655,135	Schlumberger, Ltd.	61,982,322

		147,284,045

	Financials (6.2%)
438,080	Arthur J. Gallagher & Company	20,953,366
662,000	Blackstone Group, LP	27,115,520
384,300	Evercore Partners, Inc. - Class A	18,538,632
400,055	JPMorgan Chase & Company	25,307,479
690,800	Realogy Holdings Corp.#	32,750,828
230,500	SVB Financial Group#	30,601,180
741,135	Wells Fargo & Company	40,836,539

		196,103,544

	Health Care (15.5%)
452,067	Acadia Healthcare Company, Inc.#	30,966,589
121,200	Biogen, Inc.#	45,320,316

NUMBER OF SHARES			VALUE
424,000		Celgene Corp.#	$45,817,440
557,000		Cepheid#	31,247,700
1,365,300		Cerner Corp.#	98,042,193
703,000		Envision Healthcare Holdings, Inc.#	26,685,880
161,000		Illumina, Inc.#	29,664,250
418,000		Insulet Corp.#	12,477,300
86,800		Jazz Pharmaceuticals, PLC#	15,511,160
321,000		Laboratory Corp. of America Holdings#	38,378,760
233,400		PAREXEL International Corp.#	14,838,405
136,700		Shire, PLC	33,287,817
318,000		Stryker Corp.	29,332,320
146,281		Wright Medical Group, Inc.#	3,711,149
311,000		Zimmer Holdings, Inc.	34,160,240

			489,441,519

		Industrials (11.8%)
313,045		B/E Aerospace, Inc.	18,716,961
158,025		Boeing Company	22,651,303
744,000		Delta Air Lines, Inc.	33,212,160
502,000		Eaton Corp., PLC	34,502,460
748,000		Fortune Brands Home & Security, Inc.	33,360,800
164,000		Lockheed Martin Corp.	30,602,400
194,900		Manpowergroup, Inc.	16,630,817
545,000		Quanta Services, Inc.#	15,755,950
338,050		Rockwell Automation, Inc.	40,092,730
484,140		Spirit Airlines, Inc.#	33,149,066
282,000		United Parcel Service, Inc. - Class B	28,349,460
291,000		United Technologies Corp.	33,101,250
264,500		WABCO Holdings, Inc.#	32,917,025

			373,042,382

		Information Technology (31.5%)
2,287,700		Apple, Inc.	286,305,655
1,491,000		Applied Materials, Inc.	29,506,890
907,000		Booz Allen Hamilton Holding Corp.	24,942,500
788,000		Cognizant Technology Solutions Corp. - Class A#	46,129,520
141,100		Equinix, Inc.	36,111,723
1,432,000		Facebook, Inc. - Class A#	112,798,640
611,400		FireEye, Inc.#^	25,250,820
155,600		Google, Inc. - Class A#	85,388,612
183,100		LinkedIn Corp. - Class A#	46,165,003
828,000		MasterCard, Inc. - Class A	74,693,880
1,426,000		Microsoft Corp.	69,360,640
1,082,000		Sabre Corp.	26,930,980
453,000		Salesforce.com, Inc.#^	32,987,460
813,000	HKD	Tencent Holdings, Ltd.	16,779,410
141,000		Ultimate Software Group, Inc.#	23,437,020

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
750,200	VeriFone Systems, Inc.#	$26,834,654
328,300	Western Digital Corp.	32,088,042

		995,711,449

	TOTAL COMMON STOCKS (Cost $2,146,923,539)	2,952,200,786

SHORT TERM INVESTMENT (7.5%)
238,503,185	Fidelity Prime Money Market Fund - Institutional Class (Cost $238,503,185)	238,503,185

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.8%)
	Federal Home Loan Bank Discount Notes
16,800,224	0.000%, 05/29/15	16,800,224
10,500,962	0.000%, 06/10/15	10,500,962
5,250,709	0.000%, 05/27/15	5,250,709
5,250,564	0.000%, 06/15/15	5,250,564
10,500,458	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	10,500,458
20,860,763	Fidelity Prime Money Market Fund - Institutional Class	20,860,763
9,567,963	Goldman Sachs Financial Square Fund	9,567,963
10,501,732	Morgan Stanley Institutional Liquidity Fund	10,501,732

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $89,233,375)	89,233,375

TOTAL INVESTMENTS (103.7%) (Cost $2,474,660,099)		3,279,937,346

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.8%)		(89,233,375)

LIABILITIES, LESS OTHER ASSETS (-0.9%)		(28,756,106)

NET ASSETS (100.0%)		$3,161,947,865

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Hong Kong Dollar	07/23/15	41,664,000	$5,375,568	$1,408

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/23/15	21,505,000	$32,992,193	$(926,195)
Barclays Bank PLC	Hong Kong Dollar	07/23/15	165,281,000	21,324,867	(5,282)

					$(931,477)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATION

HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

72	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Opportunistic Value Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.9%)
	Consumer Discretionary (7.0%)
3,300	Bed Bath & Beyond, Inc.#	$232,518
13,100	Chico’s FAS, Inc.	220,866
1,070	Dillard’s, Inc. - Class A	140,801
1,955	Dollar General Corp.	142,148
4,500	Foot Locker, Inc.	267,525
26,900	Ford Motor Company	425,020
11,900	General Motors Company, Inc.	417,214
14,000	Gentex Corp.	242,900
2,600	Genuine Parts Company	233,610
250	Graham Holdings Company	255,732
4,500	Johnson Controls, Inc.	226,710
2,250	Lear Corp.	249,818
4,000	Macy’s, Inc.	258,520
9,300	Mattel, Inc.	261,888
1,800	Ralph Lauren Corp.	240,138
4,300	Target Corp.	338,969
6,980	Time Warner, Inc.	589,182
7,000	Twenty-First Century Fox, Inc.	238,560
2,130	Walt Disney Company	231,574

		5,213,693

	Consumer Staples (7.0%)
2,640	Campbell Soup Company	118,034
8,400	CVS Health Corp.	834,036
2,990	Ingredion, Inc.	237,406
11,700	Mondelez International, Inc. - Class A	448,929
5,100	Philip Morris International, Inc.	425,697
20,900	Procter & Gamble Company	1,661,759
13,400	Wal-Mart Stores, Inc.	1,045,870
2,505	Walgreens Boots Alliance, Inc.	207,740
4,400	Whole Foods Market, Inc.	210,144

		5,189,615

	Energy (10.6%)
5,000	Anadarko Petroleum Corp.	470,500
3,300	Apache Corp.	225,720
14,470	Chevron Corp.	1,607,038
12,355	ConocoPhillips	839,152
3,888	Devon Energy Corp.	265,200
34,420	Exxon Mobil Corp.	3,007,275
9,100	Kinder Morgan, Inc.	390,845
4,200	National Oilwell Varco, Inc.	228,522
5,725	Occidental Petroleum Corp.	458,573
2,900	Phillips 66	229,999
3,970	Valero Energy Corp.	225,893

		7,948,717

NUMBER OF SHARES		VALUE

	Financials (29.4%)
5,225	American Financial Group, Inc.	$330,220
12,265	American International Group, Inc.	690,397
2,195	AON, PLC	211,225
7,190	Aspen Insurance Holdings, Ltd.	335,989
1,300	AvalonBay Communities, Inc.	213,642
80,400	Bank of America Corp.	1,280,772
5,540	Bank of Hawaii Corp.	334,561
10,900	Bank of New York Mellon Corp.	461,506
14,471	Berkshire Hathaway, Inc. - Class B#	2,043,450
1,225	BlackRock, Inc.	445,826
1,600	Boston Properties, Inc.	211,696
6,805	Brown & Brown, Inc.	217,420
5,500	Capital One Financial Corp.	444,675
16,200	Charles Schwab Corp.	494,100
3,295	Chubb Corp.	324,063
4,075	Cincinnati Financial Corp.	206,358
26,530	Citigroup, Inc.	1,414,579
7,805	Commerce Bancshares, Inc.	333,351
8,235	East West Bancorp, Inc.	334,259
2,800	Equity Residential	206,808
22,995	First Horizon National Corp.	327,679
6,125	Franklin Resources, Inc.	315,805
7,900	General Growth Properties, Inc.	216,460
3,455	Goldman Sachs Group, Inc.	678,631
4,635	Hanover Insurance Group, Inc.	317,822
5,400	HCP, Inc.	217,566
2,015	Jones Lang LaSalle, Inc.	334,611
32,470	JPMorgan Chase & Company	2,054,052
5,660	Legg Mason, Inc.	297,999
3,770	Marsh & McLennan Companies, Inc.	211,723
4,135	Mercury General Corp.	227,177
8,600	MetLife, Inc.	441,094
12,060	Morgan Stanley	449,959
4,800	PNC Financial Services Group, Inc.	440,304
6,390	Principal Financial Group, Inc.	326,657
8,340	Progressive Corp.	222,344
2,650	Signature Bank#	355,338
4,970	StanCorp Financial Group, Inc.	358,238
9,790	Unum Group	334,426
14,400	US Bancorp	617,328
2,030	Vornado Realty Trust	210,085
38,150	Wells Fargo & Company	2,102,065
6,605	WR Berkley Corp.	323,579

		21,915,839

	Health Care (15.0%)
13,285	Abbott Laboratories	616,690
2,500	Aetna, Inc.	267,175

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Opportunistic Value Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
1,500	Anthem, Inc.	$226,395
7,500	Bristol-Myers Squibb Company	477,975
2,800	Cardinal Health, Inc.	236,152
2,050	Cigna Corp.	255,512
4,800	DENTSPLY International, Inc.	244,800
7,900	Eli Lilly and Company	567,773
2,850	Express Scripts Holding Company#	246,240
4,300	Health Net, Inc.#	226,395
19,100	Johnson & Johnson	1,894,720
2,050	Laboratory Corp. of America Holdings#	245,098
3,500	MEDNAX, Inc.#	247,730
10,200	Medtronic, PLC	759,390
21,325	Merck & Company, Inc.	1,270,117
52,621	Pfizer, Inc.	1,785,430
3,700	St. Jude Medical, Inc.	259,185
7,800	UnitedHealth Group, Inc.	868,920
4,700	VCA, Inc.#	239,559
2,040	Zimmer Holdings, Inc.	224,074

		11,159,330

	Industrials (9.7%)
3,940	Alaska Air Group, Inc.	252,396
5,100	Caterpillar, Inc.	443,088
2,870	Danaher Corp.	234,996
5,300	Delta Air Lines, Inc.	236,592
3,375	Dover Corp.	255,555
4,280	Emerson Electric Company	251,792
1,395	FedEx Corp.	236,550
3,900	Fluor Corp.	234,546
3,050	General Dynamics Corp.	418,826
69,605	General Electric Company	1,884,904
2,135	Hubbell Inc - Class B	232,352
3,640	Ingersoll-Rand, PLC	239,658
6,040	ITT Corp.	239,486
1,880	L-3 Communications Holdings, Inc.	216,031
3,555	Lincoln Electric Holdings, Inc.	237,687
720	Northrop Grumman Corp.	110,909
2,015	Parker-Hannifin Corp.	240,510
1,205	Raytheon Company	125,320
5,480	Textron, Inc.	241,010
7,900	United Technologies Corp.	898,625

		7,230,833

	Information Technology (10.0%)
4,750	Amdocs, Ltd.	261,583
1,896	Apple, Inc.	237,284

NUMBER OF SHARES		VALUE
10,300	Applied Materials, Inc.	$203,837
19,890	Brocade Communications Systems, Inc.	224,757
41,675	Cisco Systems, Inc.	1,201,490
23,100	EMC Corp.	621,621
22,000	Hewlett-Packard Company	725,340
37,730	Intel Corp.	1,228,112
27,300	Microsoft Corp.	1,327,872
6,420	NetApp, Inc.	232,725
9,785	Symantec Corp.	243,891
5,260	Synopsys, Inc.#	246,589
2,330	Western Digital Corp.	227,734
12,000	Yahoo!, Inc.#	510,780

		7,493,615

	Materials (2.9%)
4,475	Albemarle Corp.	267,157
4,550	Avery Dennison Corp.	252,934
4,260	Celanese Corp.^	282,694
5,100	Domtar Corp.	220,422
8,800	Dow Chemical Company	448,800
3,275	Eastman Chemical Company	249,621
4,320	International Paper Company	232,070
3,515	Rock-Tenn Company - Class A	221,375

		2,175,073

	Telecommunication Services (2.0%)
42,500	AT&T, Inc.	1,472,200

	Utilities (5.3%)
4,000	American Electric Power Company, Inc.	227,480
3,800	Consolidated Edison, Inc.	233,890
8,390	Dominion Resources, Inc.	601,395
7,870	Duke Energy Corp.	610,476
6,900	Exelon Corp.	234,738
5,845	NextEra Energy, Inc.	589,936
4,200	PG&E Corp.	222,264
6,800	PPL Corp.	231,404
5,450	Public Service Enterprise Group, Inc.	226,393
2,050	Sempra Energy	217,649
13,360	Southern Company	591,848

		3,987,473

	TOTAL COMMON STOCKS (Cost $71,841,876)	73,786,388

SHORT TERM INVESTMENT (1.1%)
811,324	Fidelity Prime Money Market Fund - Institutional Class (Cost $811,324)	811,324

74	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.1%)
	Federal Home Loan Bank Discount Notes
14,083	0.000%, 05/29/15	$14,083
8,803	0.000%, 06/10/15	8,803
4,401	0.000%, 05/27/15	4,401
4,401	0.000%, 06/15/15	4,401
8,802	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	8,802
17,487	Fidelity Prime Money Market Fund - Institutional Class	17,487
8,020	Goldman Sachs Financial Square Fund	8,020
8,803	Morgan Stanley Institutional Liquidity Fund	8,803

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $74,800)	74,800

TOTAL INVESTMENTS (100.1%) (Cost $72,728,000)		74,672,512

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.1%)		(74,800)

OTHER ASSETS, LESS LIABILITIES (0.0%)		11,859

NET ASSETS (100.0%)		$74,609,571

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	75

Focus Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (96.7%)
	Consumer Discretionary (19.0%)
18,200	Deckers Outdoor Corp.#~	$1,346,800
14,000	Home Depot, Inc.	1,497,720
16,500	Nike, Inc. - Class B	1,630,860
855	Priceline Group, Inc.#	1,058,328
16,565	Restoration Hardware Holdings, Inc.#~	1,427,406
18,300	Royal Caribbean Cruises, Ltd.	1,245,498
29,000	Starbucks Corp.	1,437,820
16,000	Under Armour, Inc.#	1,240,800
14,600	Walt Disney Company~	1,587,312

		12,472,544

	Consumer Staples (10.4%)
17,300	Keurig Green Mountain, Inc.	2,013,201
28,300	Mondelez International, Inc. - Class A	1,085,871
32,300	Reynolds American, Inc.	2,367,590
30,100	Sprouts Farmers Market, Inc.#	962,748
8,679	WhiteWave Foods Company - Class A#	381,616

		6,811,026

	Energy (5.1%)
10,600	EOG Resources, Inc.	1,048,870
24,600	Schlumberger, Ltd.	2,327,406

		3,376,276

	Financials (9.4%)
25,700	Blackstone Group, LP	1,052,672
18,100	Morgan Stanley	675,311
28,300	Realogy Holdings Corp.#	1,341,703
10,400	SVB Financial Group#	1,380,704
89,500	WisdomTree Investments, Inc.	1,704,080

		6,154,470

	Health Care (14.7%)
1,700	Biogen, Inc.#	635,681
11,600	Cepheid#	650,760
23,100	Cerner Corp.#	1,658,811
5,925	Illumina, Inc.#~	1,091,681
45,700	Insulet Corp.#~	1,364,145
11,400	Laboratory Corp. of America Holdings#	1,362,984
5,018	Perrigo Company, PLC	919,699
25,300	Wright Medical Group, Inc.#	641,861
12,300	Zimmer Holdings, Inc.	1,351,032

		9,676,654

	Industrials (8.3%)
11,050	Boeing Company	1,583,907
9,200	FedEx Corp.	1,560,044
22,000	Fortune Brands Home & Security, Inc.	981,200
12,900	Honeywell International, Inc.	1,301,868

		5,427,019

NUMBER OF SHARES		VALUE

	Information Technology (28.8%)
52,000	Apple, Inc.~	$6,507,800
2,900	Equinix, Inc.	742,197
24,600	Facebook, Inc. - Class A#~	1,937,742
23,700	FireEye, Inc.#^	978,810
3,280	Google, Inc. - Class A#~	1,799,966
30,400	Microsoft Corp.	1,478,656
91,100	Tencent Holdings, Ltd.~	1,878,482
41,500	Twitter, Inc.#	1,616,840
29,800	Visa, Inc. - Class A^	1,968,290

		18,908,783

	Telecommunication Services (1.0%)
19,300	T-Mobile USA, Inc.#	656,972

	TOTAL COMMON STOCKS (Cost $53,963,516)	63,483,744

SHORT TERM INVESTMENT (2.5%)
1,633,029	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,633,029)	1,633,029

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.7%)
	Federal Home Loan Bank Discount Notes
214,631	0.000%, 05/29/15	214,631
134,155	0.000%, 06/10/15	134,155
67,080	0.000%, 05/27/15	67,080
67,079	0.000%, 06/15/15	67,079
134,148	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	134,148
266,507	Fidelity Prime Money Market Fund - Institutional Class	266,507
122,235	Goldman Sachs Financial Square Fund	122,235
134,165	Morgan Stanley Institutional Liquidity Fund	134,165

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,140,000)	1,140,000

TOTAL INVESTMENTS (100.9%) (Cost $56,736,545)		66,256,773

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.7%)		(1,140,000)

OTHER ASSETS, LESS LIABILITIES (0.8%)		540,723

NET ASSETS (100.0%)		$65,657,496

76	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Focus Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Barclays Bank plc	Hong Kong Dollar	07/23/15	13,314,000	$1,717,797	$(425)
Northern Trust Company	Hong Kong Dollar	07/23/15	794,000	102,443	1

					$(424)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $488,932.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	77

Discovery Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (90.8%)
	Consumer Discretionary (17.5%)
8,600	AMC Networks, Inc. - Class A#	$648,784
44,800	Belmond, Ltd.#	551,936
9,400	Bloomin’ Brands, Inc.	213,004
10,600	D.R. Horton, Inc.	269,240
2,600	Deckers Outdoor Corp.#	192,400
14,600	Gentherm, Inc.#	769,858
12,800	Homeinns Hotel Group#	358,016
28,200	Kirkland’s, Inc.#	669,468
16,000	Lions Gate Entertainment Corp.	496,160
41,800	LKQ Corp.#	1,131,526
11,300	Monro Muffler Brake, Inc.	676,757
5,300	Norwegian Cruise Line Holdings, Ltd.#	257,103
6,900	Red Robin Gourmet Burgers, Inc.#	518,121
18,300	Sotheby’s	781,593
13,800	Vitamin Shoppe, Inc.#	577,944
38,700	Wendy’s Company	391,644

		8,503,554

	Consumer Staples (0.6%)
17,600	Dean Foods Company	286,000

	Energy (4.2%)
12,200	Carrizo Oil & Gas, Inc.#	679,906
6,200	Diamondback Energy, Inc.#	511,934
4,000	Dril-Quip, Inc.#	318,880
10,500	Gulfport Energy Corp.#	513,870

		2,024,590

	Financials (6.6%)
7,700	BankUnited, Inc.	253,022
13,800	Evercore Partners, Inc. - Class A	665,712
6,200	PRA Group, Inc.#	339,605
12,600	PrivateBancorp, Inc.	467,082
14,000	Realogy Holdings Corp.#	663,740
6,300	SVB Financial Group#	836,388

		3,225,549

	Health Care (22.4%)
17,800	Acadia Healthcare Company, Inc.#	1,219,300
14,700	Air Methods Corp.#	671,790
8,500	Alkermes, PLC#	470,645
27,700	Allscripts Healthcare Solutions, Inc.#	368,410
8,700	Amsurg Corp.#	545,664
10,600	Cepheid#	594,660
11,500	Community Health Systems, Inc.#	617,320
25,500	Endologix, Inc.#	396,780
20,800	Envision Healthcare Holdings, Inc.#	789,568
26,800	Globus Medical, Inc. - Class A#	640,252
13,608	Insulet Corp.#	406,199

NUMBER OF SHARES		VALUE
3,600	Isis Pharmaceuticals, Inc.#	$204,192
3,700	Jazz Pharmaceuticals, PLC#	661,190
13,700	NxStage Medical, Inc.#	251,121
4,800	PAREXEL International Corp.#	305,160
6,600	Phibro Animal Health Corp.	209,616
29,600	Spectranetics Corp.#	759,240
68,200	Staar Surgical Company#^	603,570
8,300	STERIS Corp.^	551,950
9,368	Wright Medical Group, Inc.#	237,666
21,100	XenoPort, Inc.#	125,123
7,600	Zeltiq Aesthetics, Inc.#	233,320

		10,862,736

	Industrials (12.6%)
7,900	A.O. Smith Corp.	504,810
22,000	DigitalGlobe, Inc.#	707,740
4,300	Huron Consulting Group, Inc.#	260,666
30,800	JetBlue Airways Corp.#	632,324
6,100	Manpowergroup, Inc.	520,513
5,400	Power Solutions International, Inc.#	344,520
25,600	Quanta Services, Inc.#	740,096
29,400	Roadrunner Transportation Systems, Inc.#	719,418
7,900	Spirit Airlines, Inc.#	540,913
9,400	US Ecology, Inc.	440,954
5,500	WABCO Holdings, Inc.#	684,475

		6,096,429

	Information Technology (24.3%)
16,900	Booz Allen Hamilton Holding Corp.	464,750
60,500	Calix, Inc.#	447,095
5,700	Criteo, SA#	236,322
6,200	Demandware, Inc.#	381,920
1,100	Equinix, Inc.	281,523
8,700	FireEye, Inc.#	359,310
25,800	GTT Communications, Inc.#	471,108
11,500	Guidewire Software, Inc.#	574,425
15,200	Hollysys Automation Technologies, Ltd.	333,944
3,500	IAC/InterActiveCorp	244,370
11,200	Imperva, Inc.#	510,944
61,700	Internap Network Services Corp.#	579,980
8,500	J2 Global, Inc.	589,645
51,400	MaxLinear, Inc. - Class A#	438,442
11,400	Mellanox Technologies, Ltd.#	529,986
10,100	NICE-Systems, Ltd.	604,485
18,700	Progress Software Corp.#	493,680
5,250	Proofpoint, Inc.#	283,395
23,600	Sabre Corp.	587,404
16,200	SunPower Corp.#^	521,478

78	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
4,500	Ultimate Software Group, Inc.#	$747,990
9,000	Vantiv, Inc. - Class A#	351,900
15,750	VeriFone Systems, Inc.#	563,377
10,600	Verint Systems, Inc.#	651,158
7,300	Virtusa Corp.#	290,540
17,100	Workiva, Inc.#	247,437

		11,786,608

	Materials (2.6%)
46,500	Horsehead Holding Corp.#	695,175
15,100	PolyOne Corp.	589,655

		1,284,830

	TOTAL COMMON STOCKS (Cost $40,628,536)	44,070,296

SHORT TERM INVESTMENT (9.6%)
4,654,869	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,654,869)	4,654,869

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.3%)
	Federal Home Loan Bank Discount Notes
298,525	0.000%, 05/29/15	298,525
186,593	0.000%, 06/10/15	186,593
93,301	0.000%, 05/27/15	93,301
93,298	0.000%, 06/15/15	93,298
186,584	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	186,584
370,678	Fidelity Prime Money Market Fund -Institutional Class	370,678
170,014	Goldman Sachs Financial Square Fund	170,014
186,607	Morgan Stanley Institutional Liquidity Fund	186,607

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,585,600)	1,585,600

TOTAL INVESTMENTS (103.7%) (Cost $46,869,005)		50,310,765

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.3%)		(1,585,600)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(203,477)

NET ASSETS (100.0%)		$48,521,688

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	79

Dividend Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (94.8%)
	Consumer Discretionary (14.9%)
5,600	Comcast Corp. - Class A	$323,456
9,715	Ford Motor Company	153,497
4,115	General Motors Company, Inc.	144,272
4,970	Home Depot, Inc.	531,691
17,300	Lamar Advertising Company	1,002,708
2,480	Nike, Inc. - Class B	245,123
9,470	Omnicom Group, Inc.	717,447
1,205	Royal Caribbean Cruises, Ltd.	82,012
7,200	Starbucks Corp.	356,976
10,120	Target Corp.	797,760
1,855	Time Warner, Inc.	156,580
3,200	Walt Disney Company	347,904

		4,859,426

	Consumer Staples (6.3%)
7,700	Coca-Cola Company	312,312
2,330	Lorillard, Inc.	162,774
3,300	PepsiCo, Inc.	313,896
5,385	Philip Morris International, Inc.	449,486
2,870	Procter & Gamble Company	228,193
6,915	Walgreens Boots Alliance, Inc.	573,461

		2,040,122

	Energy (7.7%)
3,940	Chevron Corp.	437,576
1,770	EOG Resources, Inc.	175,142
8,495	Exxon Mobil Corp.	742,208
18,140	Kinder Morgan, Inc.~	779,113
3,865	Schlumberger, Ltd.	365,668

		2,499,707

	Financials (16.1%)
4,490	Allstate Corp.	312,773
19,510	American Homes 4 Rent	329,524
4,300	American International Group, Inc.	242,047
3,255	Berkshire Hathaway, Inc. - Class B#	459,639
14,700	Blackstone Group, LP	602,112
5,400	Charles Schwab Corp.	164,700
5,715	Citigroup, Inc.	304,724
10,780	JPMorgan Chase & Company	681,943
22,580	Oaktree Capital Group, LLC	1,207,578
14,670	Senior Housing Properties Trust	300,295
3,170	State Street Corp.	244,470
7,261	Wells Fargo & Company~	400,081

		5,249,886

	Health Care (14.3%)
3,200	AbbVie, Inc.	206,912
2,300	Anthem, Inc.	347,139

NUMBER OF SHARES		VALUE
350	Biogen, Inc.#	$130,875
3,200	Bristol-Myers Squibb Company	203,936
2,665	Cardinal Health, Inc.	224,766
2,900	Gilead Sciences, Inc.#	291,479
9,640	Johnson & Johnson~	956,288
760	Laboratory Corp. of America Holdings#	90,866
14,765	Merck & Company, Inc.	879,403
25,294	Pfizer, Inc.	858,225
3,420	Stryker Corp.	315,461
1,340	Zimmer Holdings, Inc.	147,186

		4,652,536

	Industrials (8.4%)
3,095	Boeing Company	443,637
3,475	Delta Air Lines, Inc.	155,124
4,600	Eaton Corp., PLC	316,158
18,665	General Electric Company	505,448
1,530	Honeywell International, Inc.	154,408
3,550	Ingersoll-Rand, PLC	233,732
1,605	Lockheed Martin Corp.	299,493
2,980	Union Pacific Corp.	316,566
2,700	United Technologies Corp.	307,125

		2,731,691

	Information Technology (18.9%)
1,785	Accenture, PLC - Class A	165,380
10,810	Apple, Inc.	1,352,871
6,650	Applied Materials, Inc.	131,604
3,500	Broadcom Corp. - Class A	154,718
8,295	Cisco Systems, Inc.	239,145
2,995	Facebook, Inc. - Class A#	235,916
1,002	Google, Inc. - Class C#	538,415
12,830	Intel Corp.	417,616
1,695	International Business Machines Corp.	290,337
2,640	MasterCard, Inc. - Class A	238,154
22,495	Microsoft Corp.	1,094,157
6,000	Oracle Corp.	261,720
4,620	QUALCOMM, Inc.	314,160
2,415	Salesforce.com, Inc.#	175,860
10,000	Symantec Corp.	249,250
5,700	Texas Instruments, Inc.	308,997

		6,168,300

	Materials (0.5%)
3,310	Dow Chemical Company	168,810

	Telecommunication Services (3.8%)
9,400	AT&T, Inc.	325,616
18,284	Verizon Communications, Inc.	922,245

		1,247,861

80	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

	Utilities (3.9%)
4,400	Dominion Resources, Inc.	$315,392
4,000	Duke Energy Corp.	310,280
9,500	Exelon Corp.	323,190
3,100	NextEra Energy, Inc.	312,883

		1,261,745

	TOTAL COMMON STOCKS (Cost $29,370,340)	30,880,084

SHORT TERM INVESTMENT (5.0%)
1,630,512	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,630,512)	1,630,512

TOTAL INVESTMENTS (99.8%) (Cost $31,000,852)		32,510,596

OTHER ASSETS, LESS LIABILITIES (0.2%)		58,317

NET ASSETS (100.0%)		$32,568,913

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $245,455.

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	81

Mid Cap Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (90.7%)
	Consumer Discretionary (19.8%)
700	AutoZone, Inc.#	$470,862
13,600	Bloomin’ Brands, Inc.	308,176
10,900	D.R. Horton, Inc.	276,860
13,200	Dave & Buster’s Entertainment, Inc.#	416,064
15,800	Deckers Outdoor Corp.#	1,169,200
3,800	Delphi Automotive, PLC	315,400
8,400	Dollar General Corp.	610,764
4,900	Gentherm, Inc.#	258,377
17,400	Lions Gate Entertainment Corp.	539,574
26,500	LKQ Corp.#	717,355
2,300	Mohawk Industries, Inc.#	399,050
4,400	PVH Corp.	454,740
10,600	Restoration Hardware Holdings, Inc.#	913,402
5,500	Royal Caribbean Cruises, Ltd.	374,330
24,600	Wendy’s Company	248,952
2,750	Whirlpool Corp.	482,900

		7,956,006

	Consumer Staples (3.3%)
18,700	Dean Foods Company	303,875
5,500	Kroger Company	379,005
18,500	Smart & Final Stores, Inc.#	320,420
6,839	WhiteWave Foods Company - Class A#	300,711

		1,304,011

	Energy (3.8%)
7,500	Antero Resources Corp.#^	332,325
11,300	Bonanza Creek Energy, Inc.#	311,428
2,000	Cimarex Energy Company	248,800
2,700	Dril-Quip, Inc.#	215,244
8,850	Gulfport Energy Corp.#	433,119

		1,540,916

	Financials (10.1%)
1,200	Affiliated Managers Group, Inc.#	271,356
10,400	Arthur J. Gallagher & Company	497,432
7,000	Blackstone Group, LP	286,720
53,000	MGIC Investment Corp.#	552,260
29,233	Och-Ziff Capital Management Group, LLC - Class A	377,398
12,300	Realogy Holdings Corp.#	583,143
8,750	SVB Financial Group#	1,161,650
4,100	T. Rowe Price Group, Inc.	332,838

		4,062,797

	Health Care (18.6%)
5,700	Acadia Healthcare Company, Inc.#	390,450
6,300	Align Technology, Inc.#	370,692
6,700	Amsurg Corp.#	420,224

NUMBER OF SHARES			VALUE

8,400		Cepheid#	$471,240
17,700		Cerner Corp.#	1,271,037
11,600		Envision Healthcare Holdings, Inc.#	440,336
4,425		Illumina, Inc.#	815,306
20,800		Insulet Corp.#	620,880
1,120		Jazz Pharmaceuticals, PLC#	200,144
4,400		Laboratory Corp. of America Holdings#	526,064
3,400		PAREXEL International Corp.#	216,155
5,700		Stryker Corp.	525,768
9,152		Wright Medical Group, Inc.#	232,186
19,500		XenoPort, Inc.#	115,635
7,725		Zimmer Holdings, Inc.	848,514

			7,464,631

		Industrials (13.9%)
8,100		B/E Aerospace, Inc.	484,299
9,500		Delta Air Lines, Inc.	424,080
16,745		DigitalGlobe, Inc.#	538,687
16,500		Fortune Brands Home & Security, Inc.	735,900
5,100		Huron Consulting Group, Inc.#	309,162
2,600		L-3 Communications Holdings, Inc.	298,766
8,200		Manpowergroup, Inc.	699,706
4,200		Quanta Services, Inc.#	121,422
17,600		Roadrunner Transportation Systems, Inc.#	430,672
4,700		Rockwell Automation, Inc.	557,420
9,800		Spirit Airlines, Inc.#	671,006
2,450		WABCO Holdings, Inc.#	304,902

			5,576,022

		Information Technology (19.8%)
26,100		Applied Materials, Inc.	516,519
12,000		Booz Allen Hamilton Holding Corp.	330,000
12,700		Cognizant Technology Solutions Corp. - Class A#	743,458
800	CAD	Constellation Software, Inc.	313,634
2,700		Equinix, Inc.	691,011
4,800		FireEye, Inc.#	198,240
8,550		Guidewire Software, Inc.#	427,073
13,700		Hollysys Automation Technologies, Ltd.	300,989
4,810		LinkedIn Corp. - Class A#	1,212,745
11,900		Mellanox Technologies, Ltd.#	553,231
20,800		Sabre Corp.	517,712
12,100		SunPower Corp.#	389,499
2,800		Synaptics, Inc.#	237,216
18,900		Teradyne, Inc.	344,925
1,400		Ultimate Software Group, Inc.#	232,708
7,400		Vantiv, Inc. - Class A#	289,340
12,700		VeriFone Systems, Inc.#	454,279
2,125		Western Digital Corp.	207,698

			7,960,277

82	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Mid Cap Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

	Materials (1.4%)
7,800	KapStone Paper and Packaging Corp.	$218,010
5,000	Packaging Corp. of America	345,950

		563,960

	TOTAL COMMON STOCKS (Cost $33,272,378)	36,428,620

SHORT TERM INVESTMENT (9.0%)
3,628,818	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,628,818)	3,628,818

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.2%)
	Federal Home Loan Bank Discount Notes
18,837	0.000%, 05/29/15	18,837
11,774	0.000%, 06/10/15	11,774
5,887	0.000%, 05/27/15	5,887
5,887	0.000%, 06/15/15	5,887
11,773	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	11,773
23,389	Fidelity Prime Money Market Fund - Institutional Class	23,389

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

11,775	Morgan Stanley Institutional Liquidity Fund	$11,775
10,728	Goldman Sachs Financial Square Fund	10,728

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $100,050)	100,050

TOTAL INVESTMENTS (99.9%) (Cost $37,001,246)		40,157,488

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.2%)		(100,050)

OTHER ASSETS, LESS LIABILITIES (0.3%)		128,130

NET ASSETS (100.0%)		$40,185,568

FORWARD FOREIGN CURRENCY CONTRACT

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Canadian Dollar	07/23/15	377,000	$312,120	$(4,169)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATION

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	83

International Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (98.3%)
		Consumer Discretionary (20.5%)
57,000	GBP	ASOS, PLC#	$3,274,489
3,400,000	HKD	Brilliance China Automotive Holdings, Ltd.	6,380,887
80,000	CHF	Compagnie Financière Richemont, SA	7,130,636
390,000	GBP	Compass Group, PLC	6,894,314
25,500	EUR	Continental, AG^	5,976,047
86,000	EUR	Daimler, AG	8,268,621
13,500	JPY	Fast Retailing Co., Ltd.	5,317,378
700,000	INR	Motherson Sumi Systems, Ltd.	5,540,757
93,000	ZAR	Naspers, Ltd. - Class N	14,590,382
200,000	DKK	Pandora, A/S	20,672,306
141,000	GBP	Persimmon, PLC	3,660,971
49,632	EUR	Renault, SA	5,222,164
2,850,100	HKD	Samsonite International, SA	10,394,795
170,000	JPY	Sony Corp.#	5,139,397
202,800	JPY	Toyota Motor Corp.	14,116,732
300,000	EUR	TUI, AG	5,592,271
53,000	GBP	Whitbread, PLC	4,255,866
385,131	GBP	WPP, PLC	8,981,829

			141,409,842

		Consumer Staples (10.6%)
140,000	EUR	Anheuser-Busch InBev, NV	17,044,767
140,000	GBP	British American Tobacco, PLC	7,692,107
391,000	GBP	Diageo, PLC	10,855,086
185,000	CHF	Nestlé, SA	14,353,081
34,800	EUR	Pernod Ricard, SA	4,325,079
141,000	JPY	Seven & I Holdings Company, Ltd.	6,060,793
195,000	JPY	Unicharm Corp.	4,908,183
170,000	EUR	Unilever, NV^	7,415,502

			72,654,598

		Energy (3.5%)
105,000	EUR	Royal Dutch Shell, PLC	3,329,255
64,000		Schlumberger, Ltd.	6,055,040
150,000	EUR	TOTAL, SA	8,122,494
190,000	CAD	Tourmaline Oil Corp.#	6,557,480

			24,064,269

		Financials (14.9%)
1,363,400	HKD	AIA Group, Ltd.	9,067,265
358,600	EUR	Azimut Holding, S.p.A	10,525,884
1,630,000	JPY	Daiwa Securities Group, Inc.	13,522,181
231,506	EUR	Deutsche Annington Immobilien, SE	7,770,528
1,310,000	MXN	Grupo Financiero Banorte, SAB de CV	7,431,189
1,550,000	GBP	Henderson Group, PLC	6,613,851
315,000	INR	Housing Development Finance Corp, Ltd.	5,793,831

NUMBER OF SHARES			VALUE

408,000	EUR	ING Groep, NV#	$6,259,354
2,330,000	EUR	Intesa Sanpaolo, S.p.A	7,827,642
2,299,854	PHP	Metropolitan Bank & Trust Company	4,794,279
268,000	JPY	Mitsui Fudosan Company, Ltd.	7,944,673
210,000	GBP	Prudential, PLC	5,228,483
356,000	GBP	St. James’s Place, PLC	4,856,091
114,000	SEK	Svenska Handelsbanken, AB - Class A	5,262,122

			102,897,373

		Health Care (14.8%)
358,000	JPY	Chugai Pharmaceutical Co., Ltd.	10,887,414
58,000	EUR	Fresenius, SE & Company KGaA	3,450,590
267,000	INR	Glenmark Pharmaceuticals, Ltd.	3,734,790
2,556,000	AUD	Healthscope, Ltd.	5,728,162
167,000	GBP	Hikma Pharmaceuticals, PLC	5,222,453
226,582	INR	Lupin, Ltd.	6,314,337
151,000	CHF	Novartis, AG	15,412,901
167,000	DKK	Novo Nordisk, A/S - Class B	9,375,492
36,000	CHF	Roche Holding, AG	10,301,584
58,000	EUR	Sanofi	5,903,849
182,000	GBP	Shire, PLC	14,789,974
152,000	EUR	UCB, SA^	10,948,994

			102,070,540

		Industrials (15.1%)
240,000	CHF	ABB, Ltd.#	5,258,986
60,000	EUR	Airbus Group, NV	4,158,128
113,000	EUR	ANDRITZ, AG	6,615,783
28,000	CAD	Canadian Pacific Railway, Ltd.^	5,338,450
200,000	GBP	Experian, PLC	3,572,055
91,100	JPY	FANUC Corp.	20,038,601
66,000	EUR	HOCHTIEF, AG^	5,099,613
590,000	HKD	Hutchison Whampoa, Ltd.	8,674,013
7,500	CHF	Kaba Holding, AG#	4,925,755
165,000	EUR	KION Group, AG	7,320,211
175,000	JPY	MISUMI Group, Inc.	6,567,423
124,000	JPY	Nidec Corp.	9,275,797
231,250	EUR	Safran, SA^	16,896,823

			103,741,638

		Information Technology (17.1%)
218,000	JPY	Alps Electric Company, Ltd.	5,415,210
411,000	GBP	ARM Holdings, PLC	6,983,458
33,000	EUR	ASML Holding, NV	3,551,228
47,000		Baidu, Inc.#	9,413,160
80,000		Check Point Software Technologies, Ltd.#	6,678,400
29,700	CAD	Constellation Software, Inc.	11,643,680
108,000	CAD	Enghouse Systems, Ltd.	4,620,771
71,000	TWD	Hermes Microvision, Inc.	4,992,563

84	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE
30,000	EUR	Ingenico^	$3,764,180
9,000	JPY	Keyence Corp.	4,804,642
52,000	TWD	Largan Precision Company, Ltd.	5,210,716
221,600		Mellanox Technologies, Ltd.#	10,302,184
5,412	KRW	Samsung Electronics Co., Ltd.	7,099,753
100,800	EUR	SAP SE	7,616,953
1,503,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,235,852
168,034	INR	Tata Consultancy Services, Ltd.	6,550,456
393,900	HKD	Tencent Holdings, Ltd.	8,129,655
75,000	EUR	United Internet, AG	3,353,177

			117,366,038

		Materials (0.8%)
1,150,000	GBP	Glencore, PLC#	5,463,156

		Telecommunication Services (1.0%)
107,000	JPY	SoftBank Corp.	6,688,607

		TOTAL COMMON STOCKS (Cost $609,388,009)	676,356,061

SHORT TERM INVESTMENT (2.4%)
16,209,024		Fidelity Prime Money Market Fund - Institutional Class (Cost $16,209,024)	16,209,024

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.2%)
		Federal Home Loan Bank Discount Notes
5,508,294		0.000%, 05/29/15	5,508,294
3,442,953		0.000%, 06/10/15	3,442,953
1,721,551		0.000%, 05/27/15	1,721,551
1,721,504		0.000%, 06/15/15	1,721,504
3,442,788		Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	3,442,788
6,839,624		Fidelity Prime Money Market Fund - Institutional Class	6,839,624
3,137,050		Goldman Sachs Financial Square Fund	3,137,050
3,443,206		Morgan Stanley Institutional Liquidity Fund	3,443,206

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $29,256,970)	29,256,970

TOTAL INVESTMENTS (104.9%) (Cost $654,854,003)			721,822,055

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.2%)			(29,256,970)

LIABILITIES, LESS OTHER ASSETS (-0.7%)			(4,649,501)

NET ASSETS (100.0%)			$687,915,584

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank N.A.	British Pound Sterling	05/29/15	13,085,000	$20,081,974	$(234,332)
Brown Brothers Harriman & Company	European Monetary Unit	05/29/15	49,919,000	56,068,910	(1,805,958)
Northern Trust Company	Japanese Yen	05/29/15	1,005,500,000	8,422,840	(4,852)
JPMorgan Chase Bank N.A.	Japanese Yen	05/29/15	940,896,000	7,881,667	28,594

					$(2,016,548)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	85

International Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$176,359,137	24.4%
Japanese Yen	120,687,031	16.7%
British Pound Sterling	98,344,183	13.6%
US Dollar	77,914,778	10.8%
Swiss Franc	57,382,943	8.0%
Hong Kong Dollar	42,646,615	5.9%
Danish Krone	30,047,798	4.2%
Canadian Dollar	28,160,381	3.9%
Indian Rupee	27,934,171	3.9%
New Taiwan Dollar	17,439,131	2.4%
South African Rand	14,590,382	2.0%
Mexican Peso	7,431,189	1.0%
South Korean Won	7,099,753	1.0%
Australian Dollar	5,728,162	0.8%
Swedish Krona	5,262,122	0.7%
Philippine Peso	4,794,279	0.7%
Total Investments	$721,822,055	100.0%

Currency exposure may vary over time.

86	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (17.3%)
		Consumer Discretionary (3.8%)
3,600,000	EUR	Adidas, AG 0.250%, 06/14/19	$4,763,993
33,000,000	HKD	Hengan International Group Company, Ltd. 0.000%, 06/27/18	4,648,018
6,800,000,000	KRW	Lotte Shopping Company, Ltd. 0.000%, 01/24/18	6,508,769
3,650,000	EUR	Steinhoff Finance Holding, GmbH 4.500%, 03/31/18	7,183,169

			23,103,949

		Financials (5.0%)
9,000,000		AYC Finance, Ltd. 0.500%, 05/02/19	10,271,899
5,200,000		China Overseas Finance Investment Cayman IV, Ltd. 0.000%, 02/04/21	6,587,781
4,000,000		HKEx International, Ltd. 0.500%, 10/23/17	7,488,071
5,600,000		National Bank of Abu Dhabi PJSC 1.000%, 03/12/18	5,976,375

			30,324,126

		Health Care (1.1%)
7,600,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	6,661,114

		Industrials (1.4%)
8,110,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	8,747,726

		Information Technology (2.5%)
4,600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 09/05/18	6,224,008
3,990,000		NXP Semiconductors, NV* 1.000%, 12/01/19	4,669,377
4,100,000		Yahoo!, Inc. 0.000%, 12/01/18	4,363,364

			15,256,749

		Materials (2.0%)
10,800,000		Cemex, SAB de CV 3.250%, 03/15/16	12,529,836

		Telecommunication Services (1.0%)
5,900,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	6,299,385

		Utilities (0.5%)
2,500,000		ENN Energy Holdings, Ltd. 0.000%, 02/26/18	3,147,369

		TOTAL CONVERTIBLE BONDS (Cost $103,043,777)	106,070,254

NUMBER OF SHARES			VALUE
COMMON STOCKS (79.3%)
		Consumer Discretionary (13.1%)
2,016,971	MXN	Alsea, SAB de CV#^	$6,060,642
5,085,000	IDR	Astra International, Tbk PT	2,675,890
4,500,000	HKD	Brilliance China Automotive Holdings, Ltd.	8,445,292
476,280	TWD	Eclat Textile Company, Ltd.	6,376,590
36,100	KRW	Hyundai Motor Company	5,665,573
112,000	INR	Jubilant Foodworks, Ltd.#	2,624,973
74,000		Las Vegas Sands Corp.	3,913,120
3,998,667	IDR	Matahari Department Store, Tbk PT	5,377,845
760,000	INR	Motherson Sumi Systems, Ltd.	6,015,679
141,290	ZAR	Naspers, Ltd. - Class N	22,166,398
1,680,100	HKD	Samsonite International, SA	6,127,608
197,000	GBP	WPP, PLC	4,594,334

			80,043,944

		Consumer Staples (8.1%)
1,164,500	BRL	Ambev, SA	7,320,277
760,000	HKD	China Mengniu Dairy Company, Ltd.	3,858,565
225,000	GBP	Diageo, PLC	6,246,533
686,000	MXN	Fomento Economico Mexicano, SAB de CV#	6,207,178
457,453	BRL	Hypermarcas, SA#	3,018,359
559,750	INR	ITC, Ltd.	2,836,803
80,000	CHF	Nestlé, SA	6,206,738
150,000	JPY	Unicharm Corp.	3,775,525
105,000	EUR	Unilever, NV^	4,580,163
2,500,000	MXN	Wal-Mart de Mexico SAB de CV^	5,882,545

			49,932,686

		Energy (5.7%)
50,000		Anadarko Petroleum Corp.	4,705,000
2,000,000	HKD	CNOOC, Ltd.	3,410,425
690,000	INR	Oil & Natural Gas Corp, Ltd.	3,295,833
6,000,000	HKD	PetroChina Company, Ltd. - Class H	7,738,585
913,000	BRL	Petróleo Brasileiro, SA#	4,318,110
285,000	THB	PTT PCL	3,072,882
83,000	ZAR	Sasol, Ltd.	3,341,868
90,000	EUR	TOTAL, SA	4,873,496

			34,756,199

		Financials (19.3%)
997,000	HKD	AIA Group, Ltd.	6,630,529
927,500	INR	Axis Bank, Ltd.	8,279,586
4,725,000	IDR	Bank Mandiri Persero, Tbk PT	3,886,507
542,000	BRL	BB Seguridade Participacoes, SA	6,341,127
7,250,000	HKD	China Construction Bank Corp.	7,037,827
1,100,000	HKD	China Life Insurance Company, Ltd.	5,338,613
39,250		Credicorp, Ltd.	5,987,587
1,040,000	MXN	Fibra Uno Administracion, SA de CV^	2,593,560
2,167,000	MXN	Grupo Financiero Banorte, SAB de CV^	12,292,661

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Evolving World Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE
6,925,207	HKD	Haitong International Securities Group, Ltd.	$7,701,905
1,458,000	INR	ICICI Bank, Ltd.	7,617,095
8,600,000	HKD	Industrial & Commercial Bank of China, Ltd.	7,460,164
397,300		Itau Unibanco Holding, SA	5,093,386
770,000	BRL	Itausa - Investimentos Itau, SA	2,711,529
660,000	THB	Kasikornbank, PCL	4,190,096
4,072,538	PHP	Metropolitan Bank & Trust Company	8,489,619
18,500	KRW	Samsung Fire & Marine Insurance Company, Ltd.	4,875,233
107,000	KRW	Shinhan Financial Group Company, Ltd.	4,428,534
160,000	INR	Shriram Transport Finance Company, Ltd.	2,441,890
657,000	TRY	Turkiye Garanti Bankasi AS	2,090,412
1,100,000	TRY	Turkiye Is Bankasi - Class C	2,473,434

			117,961,294

		Health Care (2.8%)
470,000	INR	Glenmark Pharmaceuticals, Ltd.	6,574,350
110,000	GBP	Hikma Pharmaceuticals, PLC	3,439,939
248,437	INR	Lupin, Ltd.	6,923,387

			16,937,676

		Industrials (5.3%)
60,000	EUR	ANDRITZ, AG	3,512,805
700,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	3,650,161
1,000,000	HKD	China Communications Construction Company, Ltd.	1,818,855
34,300	JPY	FANUC Corp.	7,544,720
484,000	HKD	Hutchison Whampoa, Ltd.	7,115,631
218,000	BRL	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao, SA	3,389,801
675,000	HKD	Zhuzhou CSR Times Electric Company, Ltd.	5,739,589

			32,771,562

		Information Technology (20.6%)
80,700		Baidu, Inc.#	16,162,596
380,000	TWD	Catcher Technology Company, Ltd.	4,446,701
250,000	INR	HCL Technologies, Ltd.	3,484,020
141,000	TWD	Hermes Microvision, Inc.	9,914,809
61,000	TWD	Largan Precision Company, Ltd.	6,112,570
3,201,000	HKD	Lenovo Group, Ltd.	5,504,344
140,000	BRL	Linx, SA	2,063,094
4,200	KRW	NAVER Corp.	2,539,649
5,122,000	HKD	PAX Global Technology, Ltd.#	7,441,228
15,594	KRW	Samsung Electronics Co., Ltd.	20,457,049
94,000	KRW	SK Hynix, Inc.	4,021,798
3,209,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	15,452,125
277,518	INR	Tata Consultancy Services, Ltd.	10,818,461
856,500	HKD	Tencent Holdings, Ltd.	17,677,202

			126,095,646

NUMBER OF SHARES			VALUE

		Materials (0.5%)
1,000,000	MXN	Grupo Mexico, SAB de CV - Series B	$3,090,210

		Telecommunication Services (3.3%)
874,500	HKD	China Mobile, Ltd.	12,490,733
152,000	ZAR	MTN Group, Ltd.	3,051,998
17,900	KRW	SK Telecom Company, Ltd.	4,796,716

			20,339,447

		Utilities (0.6%)
80,000	KRW	Korea Electric Power Corp.	3,478,715

		TOTAL COMMON STOCKS (Cost $443,611,312)	485,407,379

RIGHT (0.8%) #
		Financials (0.8%)
6,925,207		HKD Haitong International Securities Group, Ltd. (Cost $1,274,666)	4,601,585

SHORT TERM INVESTMENT (1.9%)
11,764,356		Fidelity Prime Money Market Fund - Institutional Class (Cost $11,764,356)	11,764,356

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
		Federal Home Loan Bank Discount Notes
944,416		0.000%, 05/29/15	944,416
590,306		0.000%, 06/10/15	590,306
295,166		0.000%, 05/27/15	295,166
295,158		0.000%, 06/15/15	295,158
590,278		Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	590,278
1,172,677		Fidelity Prime Money Market Fund - Institutional Class	1,172,677
537,858		Goldman Sachs Financial Square Fund	537,858
590,350		Morgan Stanley Institutional Liquidity Fund	590,350

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,016,209)	5,016,209

TOTAL INVESTMENTS (100.1%) (Cost $564,710,320)			612,859,783

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)			(5,016,209)

OTHER ASSETS, LESS LIABILITIES (0.7%)			4,735,678

NET ASSETS (100.0%)			$612,579,252

88	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2015 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	05/29/15	4,536,000	$5,094,825	$24,017

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank N.A.	British Pound Sterling	05/29/15	8,872,000	$13,616,146	$(158,884)
Brown Brothers Harriman & Company	European Monetary Unit	05/29/15	24,385,000	27,389,178	(882,195)
JPMorgan Chase Bank N.A.	Japanese Yen	05/29/15	1,352,794,000	11,332,041	41,112
Income Repatriation Hong Kong IBS	Thai Baht	05/06/15	2,079,000	63,067	79

					$(999,888)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
Hong Kong Dollar	$130,786,698	21.3%
US Dollar	128,947,445	21.0%
Indian Rupee	60,912,077	9.9%
South Korean Won	56,772,036	9.3%
New Taiwan Dollar	42,302,795	6.9%
Mexican Peso	36,126,796	5.9%
Brazilian Real	29,162,297	4.8%
South African Rand	28,560,264	4.7%
European Monetary Unit	24,913,626	4.1%
British Pound Sterling	14,280,806	2.3%
Indonesian Rupiah	11,940,242	2.0%
Japanese Yen	11,320,245	1.8%
Philippine Peso	8,489,619	1.4%
Turkish Lira	8,214,007	1.3%
Thai Baht	7,262,978	1.2%
Singapore Dollar	6,661,114	1.1%
Swiss Franc	6,206,738	1.0%
Total Investments	$612,859,783	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	89

Emerging Market Equity Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (95.8%)
		Consumer Discretionary (13.2%)
62,600	MXN	Alsea, SAB de CV#	$188,102
186,000	IDR	Astra International, Tbk PT	97,879
136,000	HKD	Brilliance China Automotive Holdings, Ltd.	255,236
13,960	TWD	Eclat Textile Company, Ltd.	186,901
1,660	KRW	Hyundai Motor Company	260,522
2,300	KRW	LOTTE Himart Company, Ltd.	152,680
146,870	IDR	Matahari Department Store, Tbk PT	197,527
4,219	ZAR	Naspers, Ltd. - Class N	661,901
32,000	ZAR	Steinhoff International Holdings, Ltd.	203,049
2,900		Tata Motors, Ltd.	119,451
33,000	TWD	Tung Thih Electronic Company, Ltd.	149,952

			2,473,200

		Consumer Staples (6.7%)
47,400	BRL	Ambev, SA	297,966
32,000	HKD	China Mengniu Dairy Company, Ltd.	162,466
20,200	MXN	Fomento Economico Mexicano, SAB de CV#^	182,777
19,540	BRL	Hypermarcas, SA#	128,928
25,100		ITC, Ltd.#~	127,182
2,660		Magnit PJSC	146,699
600		Magnit PJSC~	33,090
75,000	MXN	Wal-Mart de Mexico SAB de CV	176,476

			1,255,584

		Energy (5.1%)
98,000	HKD	CNOOC, Ltd.	167,111
1,800		Lukoil OAO	92,250
195,000	HKD	PetroChina Company, Ltd. - Class H	251,504
27,800	BRL	Petróleo Brasileiro, SA#	131,482
24,700	THB	PTT Exploration & Production, PCL	87,666
13,000	THB	PTT PCL	140,167
2,100	ZAR	Sasol, Ltd.	84,553

			954,733

		Financials (28.4%)
24,200	HKD	AIA Group, Ltd.	160,942
8,050		Axis Bank, Ltd.~	357,018
218,200	PHP	Ayala Land, Inc.	188,773
4,400		Banco Santander Chile	95,964
96,000	IDR	Bank Mandiri Persero, Tbk PT	78,964
320,000	HKD	Bank of China, Ltd.	219,265
147,000	IDR	Bank Rakyat Indonesia Persero, Tbk PT	131,242
18,200	BRL	BB Seguridade Participacoes, SA	212,931
217,000	HKD	China Construction Bank Corp.	210,650
3,000		China Life Insurance Company, Ltd.	218,010
24,000	HKD	China Overseas Land & Investment, Ltd.	99,969

NUMBER OF SHARES			VALUE

15,500	ZAR	Coronation Fund Managers, Ltd.	$118,428
1,100		Credicorp, Ltd.	167,805
33,400	MXN	Fibra Uno Administracion, SA de CV	83,293
65,300	MXN	Grupo Financiero Banorte, SAB de CV	370,425
36,800	HKD	Haitong Securities Company, Ltd. - Class H	120,192
12,400	EUR	Hellenic Exchanges - Athens Stock Exchange, SA Holding#	80,755
24,475		ICICI Bank, Ltd.	267,512
251,000	HKD	Industrial & Commercial Bank of China, Ltd.	217,733
21,130	BRL	Itau Unibanco Holding, SA	270,213
24,000	BRL	Itausa - Investimentos Itau, SA	84,515
11,700	THB	Kasikornbank, PCL	74,240
9,000	THB	Kasikornbank, PCL	57,138
144,891	PHP	Metropolitan Bank & Trust Company	302,040
26,400	AED	National Bank of Abu Dhabi PJSC	79,569
740	KRW	Samsung Fire & Marine Insurance Company, Ltd.	195,009
4,700	KRW	Shinhan Financial Group Company, Ltd.	194,524
33,000		Turkiye Garanti Bankasi AS	105,930
50,000	TRY	Turkiye Is Bankasi - Class C	112,429
153,000	HKD	Value Partners Group, Ltd.	282,877
250,000	TWD	Yuanta Financial Holding Company, Ltd.	145,308

			5,303,663

		Health Care (2.0%)
3,100	ZAR	Aspen Pharmacare Holdings, Ltd.#	94,270
3,590		Dr. Reddy’s Laboratories, Ltd.	186,608
201,000	HKD	PW Medtech Group, Ltd.#	86,364

			367,242

		Industrials (7.3%)
28,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	146,006
177,000	HKD	AviChina Industry & Technology Company, Ltd. - Class H	200,532
28,000	HKD	China Communications Construction Company, Ltd.	50,928
12,000		Controladora Vuela Cia de Aviacion SAB de CV#	149,040
1,900	KRW	Hyundai Engineering & Construction Company, Ltd.	91,412
7,300		Larsen & Toubro, Ltd.~	186,515
12,400	BRL	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao, SA	192,814
504,000	IDR	Wijaya Karya Persero, Tbk PT	115,547
27,000	HKD	Zhuzhou CSR Times Electric Company, Ltd.	229,584

			1,362,378

90	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE

		Information Technology (24.1%)
121,000	TWD	Advanced Semiconductor Engineering, Inc.	$171,593
2,830		Baidu, Inc.#	566,792
16,000	TWD	Catcher Technology Company, Ltd.	187,230
4,000	TWD	Hermes Microvision, Inc.	281,271
10,590		Infosys, Ltd.	328,078
3,000	TWD	Largan Precision Company, Ltd.	300,618
101,000	HKD	Lenovo Group, Ltd.	173,677
5,300	BRL	Linx, SA	78,103
210	KRW	NAVER Corp.	126,982
193,000	HKD	PAX Global Technology, Ltd.#	280,390
530	KRW	Samsung Electronics Co., Ltd.	695,283
4,300	KRW	SK Hynix, Inc.	183,976
103,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	495,870
25,700	HKD	Tencent Holdings, Ltd.	530,419
4,600		Yandex, NV - Class A#	88,504

			4,488,786

		Materials (2.2%)
325,353	MXN	Cemex, SAB de CV#	314,071
32,200	MXN	Grupo Mexico, SAB de CV - Series B	99,505

			413,576

		Telecommunication Services (5.2%)
26,500	HKD	China Mobile, Ltd.	378,507
54,000	HKD	China Unicom Hong Kong, Ltd.	101,419
9,450	ZAR	MTN Group, Ltd.	189,746
880	KRW	SK Telecom Company, Ltd.	235,816
3,800		Tim Participacoes, SA	59,736

			965,224

		Utilities (1.6%)
72,000	HKD	Huaneng Power International, Inc.	102,112
4,400	KRW	Korea Electric Power Corp.	191,329

			293,441

		TOTAL COMMON STOCKS (Cost $16,795,107)	17,877,827

SHORT TERM INVESTMENT (3.7%)
677,275		Fidelity Prime Money Market Fund - Institutional Class (Cost $677,275)	677,275

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
	Federal Home Loan Bank Discount Notes
18,357	0.000%, 05/29/15	$18,357
11,474	0.000%, 06/10/15	11,474
5,737	0.000%, 06/15/15	5,737
5,737	0.000%, 05/27/15	5,737
11,473	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	11,473
22,793	Fidelity Prime Money Market Fund - Institutional Class	22,793
10,454	Goldman Sachs Financial Square Fund	10,454
11,475	Morgan Stanley Institutional Liquidity Fund	11,475

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $97,500)	97,500

TOTAL INVESTMENTS (100.0%) (Cost $17,569,882)		18,652,602

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(97,500)

OTHER ASSETS, LESS LIABILITIES (0.5%)		100,748

NET ASSETS (100.0%)		$18,655,850

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Income Repatriation Hong Kong IBS	Thai Baht	05/06/15	28,350	$860	$1

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $108,156.

See accompanying Notes to Financial Statements	www.calamos.com	91

Emerging Market Equity Fund    Schedule of Investments April 30, 2015 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AED	UAE Dirham
BRL	Brazilian Real
EUR	European Monetary Unit
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
Hong Kong Dollar	$4,281,877	23.0%
US Dollar	4,070,959	21.8%
South Korean Won	2,327,533	12.5%
New Taiwan Dollar	1,918,743	10.3%
Mexican Peso	1,414,649	7.6%
Brazilian Real	1,396,952	7.5%
South African Rand	1,351,947	7.3%
Indonesian Rupiah	621,159	3.3%
Philippine Peso	490,813	2.6%
Thai Baht	359,211	1.9%
Turkish Lira	258,435	1.4%
European Monetary Unit	80,755	0.4%
UAE Dirham	79,569	0.4%
Total Investments	$18,652,602	100.0%

Currency exposure may vary over time.

92	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (97.9%)
		Consumer Discretionary (21.9%)
8,400		Amazon.com, Inc.#	$3,542,952
778,000	HKD	Brilliance China Automotive Holdings, Ltd.	1,460,097
27,000		Comcast Corp. - Class A	1,559,520
19,800	CHF	Compagnie Financière Richemont, SA	1,764,833
16,900	EUR	Daimler, AG	1,624,880
4,200	JPY	Fast Retailing Co., Ltd.	1,654,295
20,000		Home Depot, Inc.	2,139,600
17,000		Las Vegas Sands Corp.	898,960
71,500		Lions Gate Entertainment Corp.^	2,217,215
140,000	INR	Motherson Sumi Systems, Ltd.	1,108,151
43,000	ZAR	Naspers, Ltd. - Class N	6,746,090
59,400	DKK	Pandora, A/S	6,139,675
3,600		Priceline Group, Inc.#	4,456,116
625,000	HKD	Samsonite International, SA	2,279,480
22,800		Starbucks Corp.	1,130,424
32,700	JPY	Toyota Motor Corp.	2,276,219
60,000	EUR	TUI, AG	1,118,454
13,400		Walt Disney Company	1,456,848
103,000	GBP	WPP, PLC	2,402,114

			45,975,923

		Consumer Staples (5.8%)
18,300	EUR	Anheuser-Busch InBev, NV	2,227,995
20,700	GBP	British American Tobacco, PLC	1,137,333
72,100	GBP	Diageo, PLC	2,001,667
13,200		Keurig Green Mountain, Inc.	1,536,084
28,000		Mondelez International, Inc. - Class A	1,074,360
10,400	EUR	Pernod Ricard, SA	1,292,552
39,000	JPY	Seven & I Holdings Company, Ltd.	1,676,389
14,700		Walgreens Boots Alliance, Inc.	1,219,071

			12,165,451

		Energy (3.6%)
15,000		Anadarko Petroleum Corp.	1,411,500
18,000		Continental Resources, Inc.#	947,340
16,750		EOG Resources, Inc.	1,657,413
15,000		Occidental Petroleum Corp.	1,201,500
24,900		Schlumberger, Ltd.	2,355,789

			7,573,542

		Financials (11.6%)
281,600	HKD	AIA Group, Ltd.	1,872,775
32,500		Arthur J. Gallagher & Company	1,554,475
94,500	EUR	Azimut Holding, S.p.A	2,773,832
45,000		Blackstone Group, LP	1,843,200
52,000		Citigroup, Inc.	2,772,640
374,000	JPY	Daiwa Securities Group, Inc.	3,102,635

NUMBER OF SHARES			VALUE

30,335	EUR	Deutsche Annington Immobilien, SE	$1,018,198
165,000	MXN	Grupo Financiero Banorte, SAB de CV^	935,990
50,000	INR	Housing Development Finance Corp, Ltd.	919,656
350,000	EUR	Intesa Sanpaolo S.p.A	1,175,826
739,197	PHP	Metropolitan Bank & Trust Company	1,540,931
40,000	JPY	Mitsui Fudosan Company, Ltd.	1,185,772
13,000		State Street Corp.	1,002,560
30,000		Wells Fargo & Company	1,653,000
56,000		WisdomTree Investments, Inc.	1,066,240

			24,417,730

		Health Care (13.6%)
4,900		Biogen, Inc.#	1,832,257
6,250		C.R. Bard, Inc.	1,041,125
18,900		Celgene Corp.#	2,042,334
69,500		Cerner Corp.#	4,990,795
69,900	JPY	Chugai Pharmaceutical Co., Ltd.	2,125,783
10,200		Gilead Sciences, Inc.#	1,025,202
11,000		Illumina, Inc.#	2,026,750
17,500		Laboratory Corp. of America Holdings#	2,092,300
26,500	CHF	Novartis, AG	2,704,913
26,000	DKK	Novo Nordisk, A/S - Class B	1,459,657
12,000	EUR	Sanofi	1,221,486
27,500	GBP	Shire, PLC	2,234,749
22,000		Stryker Corp.	2,029,280
15,500		Zimmer Holdings, Inc.	1,702,520

			28,529,151

		Industrials (12.5%)
50,000	CHF	ABB, Ltd.#	1,095,622
35,100	EUR	ANDRITZ, AG	2,054,991
5,500	CAD	Canadian Pacific Railway, Ltd.^	1,048,624
47,000		Delta Air Lines, Inc.	2,098,080
25,000	JPY	FANUC Corp.	5,499,067
15,000	EUR	HOCHTIEF, AG	1,159,003
157,000	HKD	Hutchison Whampoa, Ltd.	2,308,170
2,300	CHF	Kaba Holding, AG#	1,510,565
55,500	EUR	KION Group, AG	2,462,253
59,800	EUR	Safran, SA	4,369,427
16,600		United Parcel Service, Inc. - Class B	1,668,798
8,500		United Technologies Corp.	966,875

			26,241,475

		Information Technology (27.1%)
64,100		Apple, Inc.	8,022,115
125,000	GBP	ARM Holdings, PLC	2,123,923
14,400		Baidu, Inc.#	2,884,032
32,300		Cognizant Technology Solutions Corp. - Class A#	1,890,842
5,300	CAD	Constellation Software, Inc.	2,077,829

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Global Equity Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE

40,500		Facebook, Inc. - Class A#	$3,190,185
12,025		Google, Inc. - Class A#	6,598,959
8,347		Google, Inc. - Class C#	4,485,177
1,900	JPY	Keyence Corp.	1,014,313
76,000		LendingClub Corp.#^	1,326,200
21,400		LinkedIn Corp. - Class A#	5,395,582
39,400		MasterCard, Inc. - Class A	3,554,274
32,900		Mellanox Technologies, Ltd.#	1,529,521
1,230	KRW	Samsung Electronics Co., Ltd.	1,613,580
15,000	EUR	SAP SE	1,133,475
30,000		Splunk, Inc.#	1,990,350
614,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,955,964
247,200	HKD	Tencent Holdings, Ltd.	5,101,931

			56,888,252

		Materials (1.3%)
1,560,000	MXN	Cemex, SAB de CV#	1,505,905
270,000	GBP	Glencore, PLC#	1,282,654

			2,788,559

		Telecommunication Services (0.5%)
16,800	JPY	SoftBank Corp.	1,050,174

		TOTAL COMMON STOCKS (Cost $170,382,012)	205,630,257

SHORT TERM INVESTMENT (1.9%)
4,005,916		Fidelity Prime Money Market Fund - Institutional Class (Cost $4,005,916)	4,005,916

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.5%)
		Federal Home Loan Bank Discount Notes
984,357		0.000%, 05/29/15	984,357
615,271		0.000%, 06/10/15	615,271
307,649		0.000%, 05/27/15	307,649
307,640		0.000%, 06/15/15	307,640
615,242		Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	615,242
1,222,271		Fidelity Prime Money Market Fund - Institutional Class	1,222,271
560,605		Goldman Sachs Financial Square Fund	560,605

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

615,316	Morgan Stanley Institutional Liquidity Fund	$615,316

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,228,351)	5,228,351

TOTAL INVESTMENTS (102.3%) (Cost $179,616,279)		214,864,524

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.5%)		(5,228,351)

OTHER ASSETS, LESS LIABILITIES (0.2%)		354,593

NET ASSETS (100.0%)		$209,990,766

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	05/29/15	1,312,000	$1,473,635	$6,946

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	European Monetary Unit	05/29/15	9,194,000	$10,326,680	$(332,618)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

94	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments April 30, 2015 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$112,314,627	52.3%
European Monetary Unit	23,632,372	11.0%
Japanese Yen	19,584,647	9.1%
Hong Kong Dollar	13,022,453	6.1%
British Pound Sterling	11,182,440	5.2%
Danish Krone	7,599,332	3.5%
Swiss Franc	7,075,933	3.3%
South African Rand	6,746,090	3.1%
Canadian Dollar	3,126,453	1.5%
New Taiwan Dollar	2,955,964	1.4%
Mexican Peso	2,441,895	1.1%
Indian Rupee	2,027,807	0.9%
South Korean Won	1,613,580	0.8%
Philippine Peso	1,540,931	0.7%
Total Investments	$214,864,524	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	95

Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (21.4%)
	Consumer Discretionary (5.0%)
	Jarden Corp.
16,600,000	1.125%, 03/15/34^	$19,216,326
9,275,000	1.500%, 06/15/19	12,858,906
38,195,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	55,318,583
13,063,000	Liberty Media Corp.^ 1.375%, 10/15/23	13,074,365
24,600,000	Priceline Group, Inc. 1.000%, 03/15/18	34,459,803
6,000,000	Tesla Motors, Inc. 1.250%, 03/01/21	5,553,210

		140,481,193

	Energy (0.4%)
8,700,000	Whiting Petroleum Corp.* 1.250%, 04/01/20	10,370,617

	Financials (1.1%)
20,550,000	Ares Capital Corp.^ 5.750%, 02/01/16	21,197,736
5,850,000	MGIC Investment Corp. 2.000%, 04/01/20	9,199,505

		30,397,241

	Health Care (6.8%)
31,500,000	Anthem, Inc. 2.750%, 10/15/42	63,627,952
9,904,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	13,917,844
15,130,000	Cepheid 1.250%, 02/01/21	16,837,950
3,920,000	Gilead Sciences, Inc. 1.625%, 05/01/16	17,307,016
14,100,000	Hologic, Inc.‡ 2.000%, 12/15/37	21,211,194
40,825,000	Illumina, Inc.^* 0.000%, 06/15/19	45,494,359
8,457,000	Molina Healthcare, Inc.* 1.625%, 08/15/44	9,876,761

		188,273,076

	Industrials (0.5%)
10,050,000	Air Lease Corp. 3.875%, 12/01/18	14,752,847

	Information Technology (6.6%)
9,000,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	9,834,435
9,300,000	Intel Corp. 3.250%, 08/01/39	15,175,600
12,990,000	LinkedIn Corp.* 0.500%, 11/01/19	14,419,420

PRINCIPAL AMOUNT		VALUE
14,260,000	Microchip Technology, Inc.* 1.625%, 02/15/25	$14,579,495
17,270,000	NVIDIA Corp. 1.000%, 12/01/18	21,083,389
7,375,000	Rovi Corp.^* 0.500%, 03/01/20	7,166,472
23,700,000	Salesforce.com, Inc.^ 0.250%, 04/01/18	29,647,515
26,000,000	SanDisk Corp. 0.500%, 10/15/20	26,910,390
12,974,000	ServiceNow, Inc. 0.000%, 11/01/18	15,597,862
15,450,000	Twitter, Inc.* 0.250%, 09/15/19	14,300,366
14,700,000	Yahoo!, Inc. 0.000%, 12/01/18	15,644,254

		184,359,198

	Materials (1.0%)
11,000,000	Cemex, SAB de CV 3.250%, 03/15/16	12,761,870
12,721,000	RTI International Metals, Inc. 1.625%, 10/15/19	15,108,923

		27,870,793

	TOTAL CONVERTIBLE BONDS (Cost $507,550,814)	596,504,965

CORPORATE BONDS (6.8%)
	Consumer Discretionary (3.5%)
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	12,632,813
10,030,000	5.125%, 05/01/20	10,155,375
23,500,000	Expedia, Inc. 5.950%, 08/15/20	26,499,070
6,500,000	FCA US, LLC 8.250%, 06/15/21	7,182,500
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	10,019,295
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,039,125
23,000,000	L Brands, Inc. 5.625%, 02/15/22	25,185,000
2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,640,687
3,040,000	PVH Corp. 4.500%, 12/15/22	3,116,000

		98,469,865

	Consumer Staples (0.4%)
9,865,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	10,412,902

	Financials (0.6%)
4,950,000	Berkshire Hathaway, Inc. 3.000%, 02/11/23	5,116,394

96	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
12,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	$12,911,940

		18,028,334

	Health Care (0.5%)
10,750,000	Endo International, PLC* 7.000%, 07/15/19	11,206,875
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,168,750

		14,375,625

	Industrials (0.4%)
9,941,000	Actuant Corp. 5.625%, 06/15/22	10,264,083

	Information Technology (1.1%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,349,863
4,935,000	Apple, Inc. 3.450%, 05/06/24	5,194,433
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,357,925
9,865,000	Google, Inc. 3.375%, 02/25/24	10,395,194

		29,297,415

	Materials (0.3%)
7,135,000	Alcoa, Inc. 5.125%, 10/01/24	7,674,584

	TOTAL CORPORATE BONDS (Cost $182,617,790)	188,522,808

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (9.6%)
	Consumer Staples (0.3%)
176,350	Tyson Foods, Inc. 4.750%	8,674,657

	Energy (1.1%)
35,950	Chesapeake Energy Corp. 5.750%	31,563,400

	Financials (2.9%)
653,216	Affiliated Managers Group, Inc. 5.150%	40,213,610
161,930	American Tower Corp. 5.250%	16,788,902
220,000	Crown Castle International Corp. 4.500%	23,034,000

		80,036,512

	Health Care (1.1%)
29,200	Actavis, PLC 5.500%	29,219,272

NUMBER OF SHARES		VALUE

	Industrials (1.7%)
135,000	Stanley Black & Decker, Inc.^ 6.250%	$15,776,100
553,500	United Technologies Corp. 7.500%	32,556,870

		48,332,970

	Telecommunication Services (0.5%)
236,200	T-Mobile USA, Inc. 5.500%	14,727,070

	Utilities (2.0%)
301,775	Dominion Resources, Inc. 6.375%	14,983,129
320,000	Exelon Corp.^ 6.500%	15,766,400
380,000	NextEra Energy, Inc. 5.889%	24,187,000

		54,936,529

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $241,893,961)	267,490,410

COMMON STOCKS (58.5%)
	Consumer Discretionary (6.0%)
47,500	Amazon.com, Inc.#	20,034,550
480,000	Home Depot, Inc.	51,350,400
268,000	Nike, Inc. - Class B	26,489,120
508,000	Starbucks Corp.	25,186,640
435,000	Twenty-First Century Fox, Inc.	14,824,800
275,000	Walt Disney Company	29,898,000

		167,783,510

	Consumer Staples (7.0%)
1,000,000	Coca-Cola Company	40,560,000
260,000	Costco Wholesale Corp.	37,193,000
560,000	Mondelez International, Inc. - Class A	21,487,200
215,000	PepsiCo, Inc.	20,450,800
200,000	Philip Morris International, Inc.	16,694,000
321,000	Procter & Gamble Company	25,522,710
415,000	Walgreens Boots Alliance, Inc.	34,415,950

		196,323,660

	Energy (4.7%)
200,000	Anadarko Petroleum Corp.	18,820,000
130,600	Chevron Corp.	14,504,436
140,000	EOG Resources, Inc.	13,853,000
409,000	Exxon Mobil Corp.	35,734,330
400,000	Occidental Petroleum Corp.	32,040,000
179,000	Schlumberger, Ltd.	16,935,190

		131,886,956

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

	Financials (11.9%)
520,000	American International Group, Inc.	$29,270,800
350,000	Arthur J. Gallagher & Company	16,740,500
420,000	Blackstone Group, LP	17,203,200
945,000	Citigroup, Inc.	50,387,400
1,140,000	JPMorgan Chase & Company	72,116,400
400,890	MetLife, Inc.	20,561,648
412,350	State Street Corp.	31,800,432
300,000	T. Rowe Price Group, Inc.	24,354,000
1,250,000	Wells Fargo & Company	68,875,000

		331,309,380

	Health Care (7.0%)
33,200	Biogen, Inc.#	12,414,476
215,000	Celgene Corp.#	23,232,900
482,400	Johnson & Johnson	47,854,080
500,175	Merck & Company, Inc.	29,790,423
870,000	Pfizer, Inc.	29,519,100
281,000	Stryker Corp.	25,919,440
249,000	Zimmer Holdings, Inc.	27,350,160

		196,080,579

	Industrials (7.1%)
196,000	Boeing Company	28,094,640
416,000	Delta Air Lines, Inc.	18,570,240
450,000	Eaton Corp., PLC	30,928,500
1,100,000	General Electric Company	29,788,000
136,000	Honeywell International, Inc.	13,725,120
72,800	Lockheed Martin Corp.	13,584,480
100,000	Northrop Grumman Corp.	15,404,000
220,000	Union Pacific Corp.	23,370,600
240,000	United Parcel Service, Inc. - Class B	24,127,200

		197,592,780

	Information Technology (14.8%)
300,000	Accenture, PLC - Class A	27,795,000
1,234,000	Apple, Inc.	154,435,100
600,000	Applied Materials, Inc.	11,874,000
392,000	Broadcom Corp. - Class A	17,328,360
205,800	Facebook, Inc. - Class A#	16,210,866
67,500	Google, Inc. - Class A#	37,041,975
349,500	MasterCard, Inc. - Class A	31,528,395
1,315,000	Microsoft Corp.	63,961,600
375,000	Oracle Corp.	16,357,500
300,000	QUALCOMM, Inc.	20,400,000
275,000	Texas Instruments, Inc.	14,907,750

		411,840,546

	TOTAL COMMON STOCKS (Cost $1,301,179,473)	1,632,817,411

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.7%)
104,036,048	Fidelity Prime Money Market Fund - Institutional Class (Cost $104,036,048)	$104,036,048

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.4%)
	Federal Home Loan Bank Discount Notes
12,451,936	0.000%, 05/29/15	12,451,936
7,783,069	0.000%, 06/10/15	7,783,069
3,891,703	0.000%, 05/27/15	3,891,703
3,891,596	0.000%, 06/15/15	3,891,596
7,782,696	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	7,782,696
15,461,513	Fidelity Prime Money Market Fund - Institutional Class	15,461,513
7,091,552	Goldman Sachs Financial Square Fund	7,091,552
7,783,640	Morgan Stanley Institutional Liquidity Fund	7,783,640

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $66,137,705)	66,137,705

TOTAL INVESTMENTS (102.4%) (Cost $2,403,415,791)		2,855,509,347

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.4%)		(66,137,705)

LIABILITIES, LESS OTHER ASSETS (0.0%)		(156,996)

NET ASSETS (100.0%)		$2,789,214,646

FORWARD FOREIGN CURRENCY CONTRACT

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Mexican Peso	07/23/15	124,033,000	$8,039,534	$53,397

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of

98	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	99

Global Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (37.4%)
		Consumer Discretionary (4.9%)
2,800,000	EUR	Adidas, AG 0.250%, 06/14/19	$3,705,328
220,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	2,090,061
1,950,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	2,824,224
8,300,000		Priceline Group, Inc.^ 0.350%, 06/15/20	9,791,136
1,100,000	EUR	Steinhoff Finance Holding, GmbH 4.500%, 03/31/18	2,164,791

			20,575,540

		Energy (0.7%)
2,970,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	3,088,310

		Financials (7.6%)
		Ares Capital Corp.
3,975,000		5.750%, 02/01/16	4,100,292
2,912,000		4.750%, 01/15/18	3,066,132
5,500,000		AYC Finance, Ltd. 0.500%, 05/02/19	6,277,272
7,200,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	10,206,712
2,000,000		HKEx International, Ltd. 0.500%, 10/23/17	3,744,035
3,650,000	EUR	Industrivarden, AB 1.875%, 02/27/17	4,703,920

			32,098,363

		Health Care (3.6%)
2,700,000		Cepheid 1.250%, 02/01/21	3,004,789
6,915,000		Illumina, Inc.^* 0.000%, 06/15/19	7,705,903
2,100,000		Insulet Corp. 2.000%, 06/15/19	2,032,664
2,030,000		Medidata Solutions, Inc.^ 1.000%, 08/01/18	2,379,911

			15,123,267

		Industrials (4.6%)
3,200,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	5,182,223
700,000	EUR	International Consolidated Airlines Group, SA 1.750%, 05/31/18	1,386,240
3,350,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	3,613,426
4,800,000		MISUMI Group, Inc. 0.000%, 10/22/18	5,477,826

PRINCIPAL AMOUNT			VALUE
265,000,000	JPY	Nidec Corp. 0.000%, 09/18/15	$3,725,470

			19,385,185

		Information Technology (13.5%)
2,000,000		Advanced Semiconductor Engineering, Inc. 0.000%, 09/05/18	2,706,091
220,000,000	JPY	Alps Electric Company, Ltd. 0.000%, 03/25/19	3,039,509
4,100,000		Epistar Corp. 0.000%, 08/07/18	4,239,371
2,400,000		Euronet Worldwide, Inc.* 1.500%, 10/01/44	2,622,516
3,225,000		InvenSense, Inc. 1.750%, 11/01/18	3,124,783
8,200,000		LinkedIn Corp.* 0.500%, 11/01/19	9,102,328
2,120,000		Microchip Technology, Inc.* 1.625%, 02/15/25	2,167,499
2,103,000		NVIDIA Corp. 1.000%, 12/01/18	2,567,363
3,100,000		NXP Semiconductors, NV* 1.000%, 12/01/19	3,627,837
2,200,000		ON Semiconductor Corp. 2.625%, 12/15/26	2,744,852
2,180,000		Rovi Corp.^* 0.500%, 03/01/20	2,118,361
3,800,000		Salesforce.com, Inc. 0.250%, 04/01/18	4,753,610
2,020,000		SanDisk Corp. 0.500%, 10/15/20	2,090,730
1,332,000		ServiceNow, Inc. 0.000%, 11/01/18	1,601,384
2,200,000		Twitter, Inc.* 0.250%, 09/15/19	2,036,298
3,000,000		Yahoo!, Inc. 0.000%, 12/01/18	3,192,705
405,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	5,024,746

			56,759,983

		Materials (2.5%)
3,500,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	4,735,119
5,025,000		Cemex, SAB de CV 3.250%, 03/15/16	5,829,854

			10,564,973

		TOTAL CONVERTIBLE BONDS (Cost $153,426,761)	157,595,621

SYNTHETIC CONVERTIBLE SECURITIES (4.9%)¤
Corporate Bonds (4.3%)
		Consumer Discretionary (2.1%)
3,525,000		FCA US, LLC 8.250%, 06/15/21	3,895,125

100	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
4,400,000		L Brands, Inc. 5.625%, 02/15/22	$4,818,000

			8,713,125

		Energy (0.9%)
		Cimarex Energy Company
2,612,000		4.375%, 06/01/24	2,649,547
1,030,000		5.875%, 05/01/22	1,098,238

			3,747,785

		Industrials (1.2%)
		Icahn Enterprises, LP
2,725,000		4.875%, 03/15/19	2,776,094
2,460,000		5.875%, 02/01/22	2,547,638

			5,323,732

		Materials (0.1%)
334,000		FMG Resources^* 8.250%, 11/01/19	292,041

		TOTAL CORPORATE BONDS	18,076,683

NUMBER OF CONTRACTS			VALUE
Purchased Options (0.6%)#
		Consumer Discretionary (0.1%)
1,550	EUR	Daimler, AG Call, 06/19/15, Strike 88.00	539,529

		Financials (0.0%)
2,300	CHF	Credit Suisse Group, AG Call, 06/19/15, Strike 28.00	19,722

		Information Technology (0.1%)
900		Facebook, Inc. Call, 06/19/15, Strike $80.00	204,300

		Other (0.4%)
6,210		iShares MSCI EAFE Index Fund Put, 06/19/15, Strike $65.00	605,475
2,930		Powershares QQQ Trust Series Put, 06/30/15, Strike $108.00	858,490
735		SPDR S&P 500 ETF Trust Put, 06/30/15, Strike $210.00	408,293

			1,872,258

		TOTAL PURCHASED OPTIONS	2,635,809

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $22,880,664)	20,712,492

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.9%)
		Energy (1.4%)
6,488		Chesapeake Energy Corp. 5.750%	5,709,440

NUMBER OF SHARES			VALUE

		Financials (0.7%)
28,600		American Tower Corp. 5.250%	$2,965,248

		Health Care (0.8%)
3,250		Actavis, PLC 5.500%	3,252,145

		Industrials (0.7%)
51,325		United Technologies Corp. 7.500%	3,018,937

		Utilities (1.3%)
97,500		NextEra Energy, Inc. 5.799%	5,546,775

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $21,134,558)	20,492,545

COMMON STOCKS (49.2%)
		Consumer Discretionary (10.3%)
37,500		Comcast Corp. - Class A	2,166,000
25,700	CHF	Compagnie Financière Richemont, SA	2,290,717
28,000		Home Depot, Inc.	2,995,440
37,000		Las Vegas Sands Corp.	1,956,560
71,350	ZAR	Naspers, Ltd. - Class N	11,193,804
81,625	DKK	Pandora, A/S	8,436,885
37,000		Starbucks Corp.	1,834,460
58,800	JPY	Toyota Motor Corp.	4,093,017
73,000		Twenty-First Century Fox, Inc.	2,487,840
28,000		Walt Disney Company	3,044,160
125,000	GBP	WPP, PLC	2,915,186

			43,414,069

		Consumer Staples (5.5%)
38,500	EUR	Anheuser-Busch InBev, NV	4,687,311
43,000	GBP	British American Tobacco, PLC	2,362,576
53,600		Coca-Cola Company	2,174,016
146,600	GBP	Diageo, PLC	4,069,963
69,000	CHF	Nestlé, SA	5,353,311
22,000	EUR	Pernod Ricard, SA	2,734,246
19,200		Walgreens Boots Alliance, Inc.	1,592,256

			22,973,679

		Energy (3.7%)
26,000		Anadarko Petroleum Corp.	2,446,600
30,000	CAD	Canadian Natural Resources, Ltd.	996,850
34,597		EOG Resources, Inc.	3,423,373
38,450		Schlumberger, Ltd.	3,637,755
38,000	EUR	TOTAL, SA	2,057,698
82,000	CAD	Tourmaline Oil Corp.#	2,830,071

			15,392,347

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Global Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE

		Financials (7.0%)
556,000	HKD	AIA Group, Ltd.	$3,697,667
49,000		Arthur J. Gallagher & Company	2,343,670
105,700		Citigroup, Inc.	5,635,924
497,000	JPY	Daiwa Securities Group, Inc.	4,123,021
59,410	EUR	Deutsche Annington Immobilien, SE	1,994,104
75,000	JPY	Mitsui Fudosan Company, Ltd.	2,223,323
30,000		State Street Corp.	2,313,600
62,000	JPY	Sumitomo Mitsui Financial Group, Inc.	2,707,205
81,000		Wells Fargo & Company	4,463,100

			29,501,614

		Health Care (7.6%)
5,200		Biogen, Inc.#	1,944,436
13,000		C.R. Bard, Inc.	2,165,540
16,600		Gilead Sciences, Inc.#	1,668,466
72,700		Johnson & Johnson	7,211,840
43,500	CHF	Novartis, AG	4,440,140
28,000	DKK	Novo Nordisk, A/S - Class B	1,571,939
38,000	EUR	Sanofi	3,868,039
54,600	GBP	Shire, PLC	4,436,992
29,000		Stryker Corp.	2,674,960
19,500		Zimmer Holdings, Inc.	2,141,880

			32,124,232

		Industrials (3.1%)
28,000	JPY	FANUC Corp.	6,158,955
318,000	HKD	Hutchison Whampoa, Ltd.	4,675,146
23,500		United Parcel Service, Inc. - Class B	2,362,455

			13,196,556

		Information Technology (11.4%)
32,900		Accenture, PLC - Class A	3,048,185
69,300		Apple, Inc.	8,672,895
19,800		Baidu, Inc.#	3,965,544
24,500		Google, Inc. - Class A#	13,444,865
24,000		MasterCard, Inc. - Class A	2,165,040
72,000		Microsoft Corp.	3,502,080
1,607	KRW	Samsung Electronics Co., Ltd.	2,108,149
1,203,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,791,570
250,100	HKD	Tencent Holdings, Ltd.	5,161,784

			47,860,112

		Telecommunication Services (0.6%)
40,000	JPY	SoftBank Corp.	2,500,414

		TOTAL COMMON STOCKS (Cost $180,074,022)	206,963,023

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.6%)
10,815,796	Fidelity Prime Money Market Fund - Institutional Class (Cost $10,815,796)	$10,815,796

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.1%)
	Federal Home Loan Bank Discount Notes
2,484,212	0.000%, 05/29/15	2,484,212
1,552,754	0.000%, 06/10/15	1,552,754
776,411	0.000%, 05/27/15	776,411
776,390	0.000%, 06/15/15	776,390
1,552,680	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	1,552,680
3,084,636	Fidelity Prime Money Market Fund - Institutional Class	3,084,636
1,414,794	Goldman Sachs Financial Square Fund	1,414,794
1,552,868	Morgan Stanley Institutional Liquidity Fund	1,552,868

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $13,194,745)	13,194,745

TOTAL INVESTMENTS (102.1%) (Cost $401,526,546)		429,774,222

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)		(13,194,745)

OTHER ASSETS, LESS LIABILITIES (1.0%)		4,447,981

NET ASSETS (100.0%)		$421,027,458

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	05/29/15	2,951,000	$3,314,557	$15,625

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	European Monetary Unit	05/29/15	9,294,000	$10,439,000	$(336,236)

102	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$273,770,769	63.7%
European Monetary Unit	42,783,037	10.0%
Japanese Yen	35,685,721	8.3%
British Pound Sterling	18,966,940	4.4%
Hong Kong Dollar	13,534,597	3.2%
Swiss Franc	12,103,890	2.8%
South African Rand	11,193,804	2.6%
Danish Krone	10,008,824	2.3%
New Taiwan Dollar	5,791,570	1.3%
Canadian Dollar	3,826,921	0.9%
South Korean Won	2,108,149	0.5%
Total Investments	$429,774,222	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	103

Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (71.4%)
		Consumer Discretionary (11.0%)
		Jarden Corp.
7,000,000		1.125%, 03/15/34^	$8,103,270
1,750,000		1.500%, 06/15/19	2,426,209
6,100,000		Lennar Corp.* 3.250%, 11/15/21	12,065,221
12,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	17,379,840
13,600,000		Liberty Media Corp.^ 1.375%, 10/15/23	13,611,832
27,300,000		Priceline Group, Inc. 0.350%, 06/15/20	32,204,581
12,500,000		Standard Pacific Corp. 1.250%, 08/01/32	14,591,125
		Tesla Motors, Inc.
20,200,000		1.250%, 03/01/21	18,695,807
6,700,000		0.250%, 03/01/19^	6,262,457
9,000,000	EUR	Volkswagen International Finance, NV* 5.500%, 11/09/15	13,314,583

			138,654,925

		Energy (2.9%)
1,496,000		Hornbeck Offshore Services, Inc.^ 1.500%, 09/01/19	1,268,481
12,300,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	12,789,970
18,600,000		Whiting Petroleum Corp.* 1.250%, 04/01/20	22,171,665

			36,230,116

		Financials (5.1%)
		Ares Capital Corp.
23,000,000		4.750%, 01/15/18	24,217,390
3,200,000		4.375%, 01/15/19^	3,360,832
4,200,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	5,953,915
956,000		PRA Group, Inc. 3.000%, 08/01/20	1,030,707
13,450,000		Spirit Realty Capital, Inc.^ 2.875%, 05/15/19	13,326,663
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	11,645,613
5,000,000		Starwood Waypoint Residential Trust* 3.000%, 07/01/19	4,843,250

			64,378,370

		Health Care (18.8%)
10,800,000		Acorda Therapeutics, Inc. 1.750%, 06/15/21	10,522,494
3,000,000		Anacor Pharmaceuticals, Inc.* 2.000%, 10/15/21	5,400,630
17,600,000		Anthem, Inc. 2.750%, 10/15/42	35,550,856

PRINCIPAL AMOUNT		VALUE
4,900,000	BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	$6,713,686
6,300,000	Cepheid 1.250%, 02/01/21	7,011,176
8,574,000	Depomed, Inc. 2.500%, 09/01/21	11,794,566
6,400,000	Emergent Biosolutions, Inc. 2.875%, 01/15/21	7,582,208
2,900,000	Gilead Sciences, Inc. 1.625%, 05/01/16	12,803,659
5,900,000	HealthSouth Corp. 2.000%, 12/01/43	7,544,006
13,000,000	Hologic, Inc.^‡ 2.000%, 03/01/42	16,278,275
5,430,000	Horizon Pharma Investment, Ltd.* 2.500%, 03/15/22	6,748,377
	Illumina, Inc.
7,250,000	0.000%, 06/15/19^*	8,079,219
6,950,000	0.500%, 06/15/21^*	8,067,039
3,700,000	0.250%, 03/15/16	8,154,892
3,700,000	Incyte Corp. 0.375%, 11/15/18	7,082,855
12,900,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	14,549,652
6,600,000	Isis Pharmaceuticals, Inc.* 1.000%, 11/15/21	7,169,943
11,400,000	Jazz Pharmaceuticals, PLC^* 1.875%, 08/15/21	13,660,677
9,733,000	Medidata Solutions, Inc. 1.000%, 08/01/18	11,410,677
	Molina Healthcare, Inc.
7,100,000	1.625%, 08/15/44	8,426,138
5,557,000	1.625%, 08/15/44*	6,489,909
2,198,000	NuVasive, Inc. 2.750%, 07/01/17	2,708,639
7,584,000	Wright Medical Group, Inc.* 2.000%, 02/15/20	7,930,323
5,000,000	XenoPort, Inc.* 2.500%, 02/01/22	4,393,500

		236,073,396

	Industrials (1.1%)
6,300,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	6,457,500
5,135,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	7,876,859

		14,334,359

	Information Technology (32.5%)
12,300,000	AOL, Inc.^* 0.750%, 09/01/19	12,441,634
12,500,000	Citrix Systems, Inc.^* 0.500%, 04/15/19	13,360,000
4,500,000	Electronic Arts, Inc. 0.750%, 07/15/16	8,243,730

104	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
6,800,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	$7,430,462
8,100,000	Intel Corp. 3.250%, 08/01/39	13,217,458
12,100,000	InvenSense, Inc. 1.750%, 11/01/18	11,723,993
21,900,000	Lam Research Corp. 0.500%, 05/15/16	27,715,983
13,700,000	LinkedIn Corp.* 0.500%, 11/01/19	15,207,548
12,900,000	Microchip Technology, Inc.* 1.625%, 02/15/25	13,189,024
24,100,000	Micron Technology, Inc. 3.000%, 11/15/43	27,343,860
27,500,000	NVIDIA Corp. 1.000%, 12/01/18	33,572,275
6,800,000	NXP Semiconductors, NV* 1.000%, 12/01/19	7,957,836
10,800,000	ON Semiconductor Corp. 2.625%, 12/15/26	13,474,728
5,150,000	Palo Alto Networks, Inc.* 0.000%, 07/01/19	7,382,113
5,600,000	Red Hat, Inc.^* 0.250%, 10/01/19	6,859,356
13,100,000	Rovi Corp.^* 0.500%, 03/01/20	12,729,597
32,900,000	Salesforce.com, Inc.^ 0.250%, 04/01/18	41,156,255
23,500,000	SanDisk Corp. 0.500%, 10/15/20	24,322,852
8,050,000	ServiceNow, Inc. 0.000%, 11/01/18	9,678,032
14,500,000	SunEdison, Inc.^* 0.250%, 01/15/20	16,280,310
8,300,000	SunPower Corp.^ 0.750%, 06/01/18	11,806,045
19,700,000	Synchronoss Technologies, Inc. 0.750%, 08/15/19	22,824,420
	Twitter, Inc.*
13,300,000	1.000%, 09/15/21	12,095,951
5,830,000	0.250%, 09/15/19	5,396,190
13,900,000	Verint Systems, Inc.^ 1.500%, 06/01/21	16,244,374
5,500,000	Workday, Inc. 0.750%, 07/15/18	6,943,503
8,900,000	Yahoo!, Inc. 0.000%, 12/01/18	9,471,692

		408,069,221

	TOTAL CONVERTIBLE BONDS (Cost $830,681,173)	897,740,387

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (3.3%)¤
Corporate Bonds (2.7%)
	Consumer Discretionary (1.5%)
	DISH DBS Corp.
3,170,000	5.125%, 05/01/20	$3,209,625
2,830,000	5.875%, 07/15/22	2,860,069
7,000,000	GameStop Corp.^* 5.500%, 10/01/19	7,240,625
5,534,000	Outerwall, Inc. 6.000%, 03/15/19	5,461,366

		18,771,685

	Energy (0.6%)
	Cimarex Energy Company
3,092,000	4.375%, 06/01/24	3,136,447
1,815,000	5.875%, 05/01/22	1,935,244
2,289,000	Rice Energy, Inc. 6.250%, 05/01/22	2,311,890

		7,383,581

	Telecommunication Services (0.6%)
7,200,000	SBA Communications Corp.* 4.875%, 07/15/22	7,101,000

	TOTAL CORPORATE BONDS	33,256,266

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.6%)#
	Health Care (0.3%)
450	Biogen, Inc. Call, 10/16/15, Strike $425.00	783,000
3,350	Mylan, NV Call, 10/16/15, Strike $70.00	2,797,250

		3,580,250

	Industrials (0.1%)
2,750	Delta Air Lines, Inc. Call, 01/15/16, Strike $50.00	845,625

	Information Technology (0.2%)
1,680	Apple, Inc. Call, 01/15/16, Strike $125.71	1,835,400
1,650	Twitter, Inc. Call, 06/19/15, Strike $40.00	315,150
5,000	Xilinx, Inc. Call, 01/15/16, Strike $45.00	1,255,000

		3,405,550

	TOTAL PURCHASED OPTIONS	7,831,425

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $43,236,329)	41,087,691

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (24.3%)
	Consumer Discretionary (0.5%)
46,600	Fiat Chrysler Automobiles, NV 7.875%	$5,992,084

	Consumer Staples (1.5%)
387,000	Tyson Foods, Inc. 4.750%	19,036,530

	Energy (2.9%)
25,800	Chesapeake Energy Corp. 5.750%	22,640,000
231,000	Southwestern Energy Company 6.250%	13,702,920

		36,342,920

	Financials (9.7%)
408,022	Affiliated Managers Group, Inc. 5.150%	25,118,854
131,000	American Tower Corp. 5.250%	13,582,080
22,100	Bank of America Corp. 7.250%	25,613,900
105,500	Crown Castle International Corp. 4.500%	11,045,850
135,000	Health Care REIT, Inc. 6.500%	8,606,250
26,200	Wells Fargo & Company 7.500%	31,931,250
111,500	Weyerhaeuser Company 6.375%	5,952,985

		121,851,169

	Health Care (3.9%)
39,425	Actavis, PLC 5.500%	39,451,021
75,900	Amsurg Corp. 5.250%	9,564,159

		49,015,180

	Industrials (2.5%)
145,000	Stanley Black & Decker, Inc.^ 4.750%	19,946,925
207,000	United Technologies Corp. 7.500%	12,175,740

		32,122,665

	Telecommunication Services (0.6%)
113,500	T-Mobile USA, Inc. 5.500%	7,076,725

	Utilities (2.7%)
140,600	Dominion Resources, Inc. 6.375%	6,980,790
263,000	Exelon Corp. 6.500%	12,958,010

NUMBER OF SHARES		VALUE
250,000	NextEra Energy, Inc. 5.799%	$14,222,500

		34,161,300

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $297,305,282)	305,598,573

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.1%)#
	Information Technology (0.1%)
1,400	Electronic Arts, Inc. Put, 09/18/15, Strike $55.00	458,500
460	Palo Alto Networks, Inc. Put, 09/18/15, Strike $145.00	519,800

	TOTAL PURCHASED OPTIONS (Cost $1,064,524)	978,300

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (1.5%)
18,305,987	Fidelity Prime Money Market Fund - Institutional Class (Cost $18,305,987)	18,305,987

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.4%)
	Federal Home Loan Bank Discount Notes
15,174,711	0.000%, 05/29/15	15,174,711
9,484,938	0.000%, 06/10/15	9,484,938
4,742,674	0.000%, 05/27/15	4,742,674
4,742,544	0.000%, 06/15/15	4,742,544
9,484,482	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	9,484,482
18,842,371	Fidelity Prime Money Market Fund - Institutional Class	18,842,371
8,642,212	Goldman Sachs Financial Square Fund	8,642,212
9,485,633	Morgan Stanley Institutional Liquidity Fund	9,485,633

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $80,599,565)	80,599,565

TOTAL INVESTMENTS (107.0%) (Cost $1,271,192,860)		1,344,310,503

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.4%)		(80,599,565)

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(7,131,933)

NET ASSETS (100.0%)		$1,256,579,005

106	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%)#
	Information Technology (0.0%)
460	Palo Alto Networks, Inc. Put, 09/18/15, Strike $125.00 (Premium $168,568)	$(179,400)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	07/23/15	17,118,000	$19,241,177	$(833,815)
Northern Trust Company	Mexican Peso	07/23/15	—	—	29,286

					$(804,529)

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	107

Global Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (41.7%)
		Consumer Discretionary (4.5%)
75,000		Liberty Media Corp. 1.375%, 10/15/23	$75,065
		Priceline Group, Inc.
125,000		0.900%, 09/15/21*	124,292
70,000		1.000%, 03/15/18	98,056
50,000	EUR	Steinhoff Finance Holding, GmbH 4.500%, 03/31/18	98,400
		Tesla Motors, Inc.
100,000		1.250%, 03/01/21	92,554
60,000		0.250%, 03/01/19	56,082
100,000	EUR	Volkswagen International Finance, NV* 5.500%, 11/09/15	147,940

			692,389

		Energy (1.5%)
96,000	EUR	Technip, SA 0.500%, 01/01/16	90,471
115,000		Whiting Petroleum Corp.* 1.250%, 04/01/20	137,083

			227,554

		Financials (9.1%)
		Ares Capital Corp.
75,000		5.750%, 02/01/16	77,364
35,000		4.750%, 01/15/18	36,853
200,000		AYC Finance, Ltd. 0.500%, 05/02/19	228,264
100,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	141,760
180,000	EUR	Credit Agricole, SA 0.000%, 12/06/16	152,694
200,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	229,181
200,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	247,717
20,000		PRA Group, Inc. 3.000%, 08/01/20	21,563
110,000		Prospect Capital Corp.~ 5.375%, 10/15/17	113,247
45,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	48,977
100,000		Yamaguchi Financial Group 1.000%, 03/26/20	108,829

			1,406,449

		Health Care (5.2%)
55,000		Acorda Therapeutics, Inc. 1.750%, 06/15/21	53,587
40,000		Anthem, Inc.~ 2.750%, 10/15/42	80,797
		BioMarin Pharmaceutical, Inc.
20,000		1.500%, 10/15/20	28,105
20,000		0.750%, 10/15/18	27,403

PRINCIPAL AMOUNT			VALUE
65,000		Cepheid 1.250%, 02/01/21	$72,338
41,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	48,574
64,000	EUR	Groupe Artémis 3.250%, 01/01/16	126,427
50,000		Hologic, Inc.‡ 2.000%, 12/15/37	75,217
		Illumina, Inc.*~
50,000		0.500%, 06/15/21	58,036
50,000		0.000%, 06/15/19	55,719
30,000		Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	33,836
110,000		Molina Healthcare, Inc.* 1.625%, 08/15/44	128,467
22,000		NuVasive, Inc. 2.750%, 07/01/17	27,111

			815,617

		Industrials (3.3%)
100,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	161,944
200,000		MISUMI Group, Inc. 0.000%, 10/22/18	228,243
5,000,000	JPY	Nidec Corp. 0.000%, 09/18/15	70,292
40,000		Trinity Industries, Inc.~ 3.875%, 06/01/36	51,963

			512,442

		Information Technology (16.0%)
10,000,000	JPY	Alps Electric Company, Ltd. 0.000%, 03/25/19	138,160
130,000		AOL, Inc.* 0.750%, 09/01/19	131,497
155,000		Citrix Systems, Inc.*~ 0.500%, 04/15/19	165,664
10,000		Cornerstone OnDemand, Inc. 1.500%, 07/01/18	9,776
100,000		Epistar Corp. 0.000%, 08/07/18	103,399
43,000		Euronet Worldwide, Inc.* 1.500%, 10/01/44	46,987
50,000		Finisar Corp. 0.500%, 12/15/33	50,609
75,000		LinkedIn Corp.*~ 0.500%, 11/01/19	83,253
25,000		Mentor Graphics Corp. 4.000%, 04/01/31	31,280
100,000		Microchip Technology, Inc.* 1.625%, 02/15/25	102,241
55,000		Micron Technology, Inc. 3.000%, 11/15/43	62,403
150,000		NVIDIA Corp.~ 1.000%, 12/01/18	183,121

108	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
200,000		NXP Semiconductors, NV* 1.000%, 12/01/19	$234,054
20,000		Palo Alto Networks, Inc.* 0.000%, 07/01/19	28,668
200,000		Qihoo 360 Technology Company, Ltd.* 1.750%, 08/15/21	171,230
80,000		Red Hat, Inc.*~ 0.250%, 10/01/19	97,991
35,000		Rovi Corp.* 0.500%, 03/01/20	34,010
130,000		Salesforce.com, Inc. 0.250%, 04/01/18	162,624
145,000		SanDisk Corp.~ 0.500%, 10/15/20	150,077
85,000		ServiceNow, Inc. 0.000%, 11/01/18	102,190
70,000		SunEdison, Inc.* 0.250%, 01/15/20	78,595
40,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	46,344
50,000		Take-Two Interactive Software, Inc. 1.000%, 07/01/18	62,674
		Twitter, Inc.*~
75,000		1.000%, 09/15/21	68,210
75,000		0.250%, 09/15/19	69,419
5,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	62,034

			2,476,510

		Materials (0.7%)
100,000		Cemex, SAB de CV 3.250%, 03/15/16	116,017

		Telecommunication Services (1.4%)
200,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	213,538

		TOTAL CONVERTIBLE BONDS (Cost $6,362,423)	6,460,516

SYNTHETIC CONVERTIBLE SECURITIES (5.1%)¤
Corporate Bonds (4.4%)
		Consumer Discretionary (1.3%)
50,000		D.R. Horton, Inc. 3.750%, 03/01/19	50,719
25,000		GameStop Corp.* 5.500%, 10/01/19	25,859
75,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	76,312
50,000		Ryland Group, Inc. 6.625%, 05/01/20	54,938

			207,828

PRINCIPAL AMOUNT			VALUE

		Energy (0.2%)
25,000		Gulfport Energy Corp. 7.750%, 11/01/20	$26,453

		Health Care (0.4%)
50,000		HCA Holdings, Inc. 6.250%, 02/15/21	54,781

		Industrials (0.8%)
70,000		Icahn Enterprises, LP 4.875%, 03/15/19	71,313
50,000		United Continental Holdings, Inc. 6.375%, 06/01/18	53,469

			124,782

		Materials (1.1%)
50,000		Chemtura Corp. 5.750%, 07/15/21	51,750
100,000	EUR	Huntsman International, LLC 5.125%, 04/15/21	119,794

			171,544

		Telecommunication Services (0.6%)
38,000		Sprint Corp. 7.250%, 09/15/21	38,261
50,000		T-Mobile USA, Inc. 6.250%, 04/01/21	52,250

			90,511

		TOTAL CORPORATE BONDS	675,899

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.7%)#
		Consumer Discretionary (0.1%)
24	EUR	Daimler, AG Call, 06/19/15, Strike 88.00	8,354
16		Lennar Corp. Call, 05/15/15, Strike $45.00	2,368
11		Toyota Motor Corp. Call, 07/17/15, Strike $135.00	7,645

			18,367

		Financials (0.0%)
18		American International Group, Inc. Call, 01/15/16, Strike $57.50	5,805

		Health Care (0.2%)
3		Biogen, Inc. Call, 10/16/15, Strike $425.00	5,220
22		Mylan, NV Call, 07/17/15, Strike $62.50	26,400

			31,620

		Industrials (0.2%)
33	EUR	Airbus Group, NV Call, 06/19/15, Strike 60.00	14,154

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Global Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF CONTRACTS			VALUE
10	GBP	International Consolidated Airlines Group, SA Call, 07/17/15, Strike 5.60	$4,490
14	EUR	Siemens, AG Call, 06/19/15, Strike 96.00	7,640

			26,284

		Information Technology (0.2%)
7		Apple, Inc. Call, 01/15/16, Strike $125.71	7,648
9		Lam Research Corp. Call, 06/19/15, Strike $80.00	990
75		Taiwan Semiconductor Manufacturing Company, Ltd. Call, 07/17/15, Strike $25.00	6,750
30		Xilinx, Inc. Call, 01/15/16, Strike $45.00	7,530

			22,918

		TOTAL PURCHASED OPTIONS	104,994

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $773,976)	780,893

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.6%)
		Energy (0.6%)
1,500		Southwestern Energy Company 6.250%	88,980

		Financials (3.2%)
610		American Tower Corp. 5.250%	63,245
135		Bank of America Corp. 7.250%	156,465
655		Crown Castle International Corp. 4.500%	68,579
170		Wells Fargo & Company 7.500%	207,187

			495,476

		Health Care (1.0%)
155		Actavis, PLC 5.500%	155,102

		Industrials (1.0%)
2,625		United Technologies Corp. 7.500%	154,402

		Utilities (0.8%)
905		Exelon Corp. 6.500%	44,589

NUMBER OF SHARES		VALUE
1,405	NextEra Energy, Inc. 5.799%	$79,931

		124,520

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,031,463)	1,018,480

COMMON STOCKS (0.5%)
	Consumer Discretionary (0.5%)
4,037	MGM Resorts International# (Cost $89,196)	85,383

SHORT TERM INVESTMENT (4.4%)
691,197	Fidelity Prime Money Market Fund - Institutional Class (Cost $691,197)	691,197

TOTAL INVESTMENTS (58.3%) (Cost $8,948,255)		9,036,469

OTHER ASSETS, LESS LIABILITIES (41.7%)		6,463,239

NET ASSETS (100.0%)		$15,499,708

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $733,931.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

110	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Convertible Fund    Schedule of Investments April 30, 2015 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$7,215,017	79.9%
European Monetary Unit	1,384,532	15.3%
Japanese Yen	270,486	3.0%
British Pound Sterling	166,434	1.8%
Total Investments	$9,036,469	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	111

Total Return Bond Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (88.4%)
	Consumer Discretionary (15.8%)
1,000,000	British Telecommunications, PLC 2.350%, 02/14/19	$1,015,310
1,000,000	Carnival Corp. 3.950%, 10/15/20	1,064,555
500,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	533,437
500,000	DISH DBS Corp. 4.250%, 04/01/18	510,000
500,000	Expedia, Inc. 5.950%, 08/15/20	563,810
500,000	FCA US, LLC 8.000%, 06/15/19	523,225
700,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	818,730
500,000	GameStop Corp.* 5.500%, 10/01/19	517,188
1,000,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	1,007,390
1,000,000	Interpublic Group of Companies, Inc. 2.250%, 11/15/17	1,011,600
500,000	Lennar Corp. 4.500%, 06/15/19	519,688
1,000,000	Macy’s, Inc. 3.875%, 01/15/22	1,063,980
500,000	Mattel, Inc. 2.350%, 05/06/19	498,860
375,000	Netflix, Inc.* 5.500%, 02/15/22	395,391
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,015,255
500,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	545,312
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	502,500

		12,106,231

	Consumer Staples (3.3%)
1,000,000	Diageo, PLC 1.500%, 05/11/17	1,010,115
500,000	Smithfield Foods, Inc.* 5.250%, 08/01/18	513,125
1,000,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	1,045,670

		2,568,910

	Energy (7.8%)
1,000,000	Chevron Corp. 1.961%, 03/03/20	1,007,040
	Cimarex Energy Company
277,000	4.375%, 06/01/24	280,982
265,000	5.875%, 05/01/22	282,556

PRINCIPAL AMOUNT		VALUE
1,000,000	Exxon Mobil Corp. 2.709%, 03/06/25	$1,007,045
814,000	Frontier Oil Corp. 6.875%, 11/15/18	842,234
1,000,000	Hess Corp. 8.125%, 02/15/19	1,198,480
265,000	Rowan Companies, Inc. 7.875%, 08/01/19	298,672
500,000	SESI, LLC 7.125%, 12/15/21	527,670
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	524,865

		5,969,544

	Financials (20.4%)
1,000,000	American Tower Corp. 5.900%, 11/01/21	1,146,285
1,000,000	AON Corp. 5.000%, 09/30/20	1,122,085
1,500,000	Bank of America Corp. 4.125%, 01/22/24	1,587,832
1,000,000	Bank of New York Mellon Corp. 2.300%, 09/11/19	1,016,070
1,000,000	BB&T Corp. 2.850%, 04/01/21	1,029,690
1,000,000	Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	1,051,180
1,000,000	Fifth Third Bancorp 2.300%, 03/01/19	1,010,560
1,000,000	Franklin Resources, Inc. 2.850%, 03/30/25	993,670
1,000,000	Goldman Sachs Group, Inc. 2.625%, 01/31/19	1,019,380
	JPMorgan Chase & Company
1,500,000	3.875%, 09/10/24	1,520,558
500,000	3.875%, 02/01/24	524,790
1,000,000	Simon Property Group, LP 3.375%, 10/01/24	1,028,295
1,000,000	US Bancorp^ 3.600%, 09/11/24	1,038,740
1,500,000	Wells Fargo & Company 4.125%, 08/15/23	1,596,990

		15,686,125

	Health Care (8.6%)
1,000,000	AbbVie, Inc. 1.750%, 11/06/17	1,005,735
1,000,000	Actavis, PLC 1.875%, 10/01/17	1,003,840
1,000,000	Celgene Corp. 1.900%, 08/15/17	1,012,280
1,000,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	1,026,335
1,000,000	Express Scripts Holding Company 2.650%, 02/15/17	1,023,795

112	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	HCA, Inc. 3.750%, 03/15/19	$514,687
1,000,000	Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	1,006,885

		6,593,557

	Industrials (8.1%)
500,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust* 5.000%, 10/01/21	537,187
1,000,000	Eaton Corp. 1.500%, 11/02/17	1,006,290
500,000	Icahn Enterprises, LP 4.875%, 03/15/19	509,375
1,000,000	PACCAR Financial Corp. 1.600%, 03/15/17	1,012,865
1,000,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,119,120
1,000,000	Roper Industries, Inc. 1.850%, 11/15/17	1,008,125
500,000	Southwest Airlines Company 2.750%, 11/06/19	510,910
500,000	Verisk Analytics, Inc. 4.125%, 09/12/22	521,955

		6,225,827

	Information Technology (12.1%)
500,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	535,000
500,000	Alibaba Group Holding, Ltd.* 3.125%, 11/28/21	500,655
500,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	506,250
1,000,000	Amphenol Corp. 4.000%, 02/01/22	1,060,605
500,000	Anixter, Inc. 5.625%, 05/01/19	540,312
1,000,000	Apple, Inc. 2.150%, 02/09/22	984,110
500,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	516,250
500,000	eBay, Inc. 3.250%, 10/15/20	518,740
500,000	Equinix, Inc. 5.375%, 01/01/22	521,250
500,000	Fiserv, Inc. 3.500%, 10/01/22	514,025
1,000,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,017,895
500,000	Nuance Communications, Inc.* 5.375%, 08/15/20	507,500
1,000,000	Oracle Corp. 2.250%, 10/08/19	1,018,380

PRINCIPAL AMOUNT		VALUE
500,000	Seagate Technology, PLC 3.750%, 11/15/18	$523,153

		9,264,125

	Materials (5.6%)
355,000	Alcoa, Inc. 5.125%, 10/01/24	381,847
500,000	ArcelorMittal, SA 6.000%, 08/05/20	524,687
1,000,000	Barrick Gold Corp. 6.950%, 04/01/19	1,169,675
1,000,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	1,019,440
300,000	Huntsman International, LLC* 5.125%, 11/15/22	304,313
850,000	Newmont Mining Corp.^ 5.125%, 10/01/19	931,668

		4,331,630

	Telecommunication Services (4.1%)
1,000,000	AT&T, Inc.† 3.000%, 06/30/22	995,320
500,000	CenturyLink, Inc.^ 6.750%, 12/01/23	544,898
1,000,000	Sprint Capital Corp. 6.900%, 05/01/19	1,033,125
500,000	Verizon Communications, Inc. 5.150%, 09/15/23	565,635

		3,138,978

	Utilities (2.6%)
1,000,000	NextEra Energy, Inc. 2.700%, 09/15/19	1,024,405
1,000,000	Southern Company 2.150%, 09/01/19	1,009,425

		2,033,830

	TOTAL CORPORATE BONDS (Cost $65,586,278)	67,918,757

U.S. GOVERNMENT AND AGENCY SECURITIES (8.8%)
	Other (8.8%)
	United States Treasury Note
3,000,000	2.250%, 11/15/24	3,057,246
1,500,000	2.000%, 02/15/25	1,494,961
1,250,000	1.625%, 12/31/19	1,263,159
500,000	1.500%, 01/31/22	490,996
500,000	0.750%, 04/15/18	497,754

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,854,624)	6,804,116

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Total Return Bond Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (0.6%)
481,236	Fidelity Prime Money Market Fund - Institutional Class (Cost $481,236)	$481,236

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.5%)
	Federal Home Loan Bank Discount Notes
213,132	0.000%, 05/29/15	213,132
133,218	0.000%, 06/10/15	133,218
66,612	0.000%, 05/27/15	66,612
66,610	0.000%, 06/15/15	66,610
133,211	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	133,211
264,645	Fidelity Prime Money Market Fund - Institutional Class	264,645
121,382	Goldman Sachs Financial Square Fund	121,382
133,228	Morgan Stanley Institutional Liquidity Fund	133,228

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,132,038)	1,132,038

TOTAL INVESTMENTS (99.3%) (Cost $74,054,176)		76,336,147

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.5%)		(1,132,038)

OTHER ASSETS, LESS LIABILITIES (2.2%)		1,639,773

NET ASSETS (100.0%)		$76,843,882

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

114	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (93.1%)
	Consumer Discretionary (21.8%)
600,000	Altice, SA* 7.750%, 05/15/22	$607,500
1,060,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	1,131,550
210,000	Brunswick Corp.* 4.625%, 05/15/21	211,706
1,250,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,333,594
1,090,000	Cedar Fair, LP* 5.375%, 06/01/24	1,130,875
1,364,000	Century Communities, Inc. 6.875%, 05/15/22	1,350,360
1,080,000	DISH DBS Corp. 5.125%, 05/01/20	1,093,500
1,200,000	Dufry Finance, SCA* 5.500%, 10/15/20	1,251,750
600,000	FCA US, LLC 8.000%, 06/15/19	627,870
800,000	Fiat Chrysler Automobiles, NV* 5.250%, 04/15/23	808,000
1,350,000	GameStop Corp.* 5.500%, 10/01/19	1,396,406
1,300,000	Goodyear Tire & Rubber Company 7.000%, 05/15/22	1,425,125
1,750,000	L Brands, Inc. 5.625%, 02/15/22	1,916,250
1,050,000	Lennar Corp. 4.500%, 06/15/19	1,091,344
1,400,000	Liberty Interactive, LLC^ 8.500%, 07/15/29	1,570,625
1,375,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	1,399,062
445,000	Meritage Homes Corp. 7.000%, 04/01/22	478,931
1,000,000	Netflix, Inc. 5.375%, 02/01/21	1,048,750
1,330,000	Nexstar Broadcasting, Inc.* 6.125%, 02/15/22	1,381,538
675,000	Numericable Group, SA* 6.000%, 05/15/22	691,031
713,000	Outerwall, Inc. 6.000%, 03/15/19	703,642
1,360,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	1,421,200
515,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	541,716
858,000	Ryland Group, Inc. 6.625%, 05/01/20	942,728
1,500,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	1,556,250

PRINCIPAL AMOUNT		VALUE
1,325,000	Speedway Motorsports, Inc.* 5.125%, 02/01/23	$1,349,844
1,275,000	Time, Inc.* 5.750%, 04/15/22	1,253,484
	Toll Brothers Finance Corp.
1,200,000	4.000%, 12/31/18	1,242,750
850,000	5.625%, 01/15/24	927,031

		31,884,412

	Consumer Staples (2.8%)
430,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	429,463
850,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	916,937
634,000	Post Holdings, Inc. 7.375%, 02/15/22	659,756
975,000	Smithfield Foods, Inc. 6.625%, 08/15/22	1,051,781
990,000	WhiteWave Foods Company - Class A 5.375%, 10/01/22	1,064,869

		4,122,806

	Energy (12.1%)
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	363,294
590,000	Berry Petroleum Company, LLC 6.750%, 11/01/20	497,444
420,000	Bill Barrett Corp. 7.000%, 10/15/22	374,850
340,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	358,062
1,030,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	1,049,312
188,000	Calumet Specialty Products Partners, LP 6.500%, 04/15/21	187,530
375,000	Carrizo Oil & Gas, Inc. 6.250%, 04/15/23	382,266
1,200,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp. 6.125%, 03/01/22	1,240,500
1,655,000	Drill Rigs Holdings, Inc.*^ 6.500%, 10/01/17	1,436,747
1,557,000	Gulfmark Offshore, Inc.^ 6.375%, 03/15/22	1,230,030
	Gulfport Energy Corp.
890,000	6.625%, 05/01/23*	907,244
525,000	7.750%, 11/01/20	555,516
895,000	Laredo Petroleum, Inc. 6.250%, 03/15/23	930,240
1,260,000	Linn Energy, LLC^‡ 6.250%, 11/01/19	1,068,637
1,000,000	MarkWest Energy Partners, LP / MarkWest Energy Finance Corp. 4.875%, 12/01/24	1,042,500

See accompanying Notes to Schedule of Investments	www.calamos.com	115

High Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	Matador Resources Company* 6.875%, 04/15/23	$1,030,625
1,500,000	Oasis Petroleum, Inc. 6.875%, 01/15/23	1,530,000
600,000	Pacific Drilling, SA* 5.375%, 06/01/20	513,000
775,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/18	730,922
	Rice Energy, Inc.
231,000	6.250%, 05/01/22^	233,310
145,000	7.250%, 05/01/23*	151,072
920,000	Seventy Seven Operating ,LLC 6.625%, 11/15/19	735,425
1,686,000	W&T Offshore, Inc. 8.500%, 06/15/19	1,210,759

		17,759,285

	Financials (3.9%)
1,210,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	1,258,400
910,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	950,381
1,325,000	Iron Mountain, Inc. 6.000%, 08/15/23	1,422,719
750,000	iStar Financial, Inc. 4.875%, 07/01/18	752,344
	Jefferies Finance, LLC*
694,000	6.875%, 04/15/22	664,071
75,000	7.375%, 04/01/20	74,250
600,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 7.875%, 10/01/20	620,250

		5,742,415

	Health Care (10.2%)
1,400,000	Acadia Healthcare Company, Inc.* 5.625%, 02/15/23	1,435,000
850,000	Alere, Inc. 6.500%, 06/15/20	895,687
2,000,000	Ally Financial, Inc. 4.125%, 02/13/22	1,972,500
1,000,000	Community Health Systems, Inc. 7.125%, 07/15/20	1,071,250
785,000	Crimson Merger Sub, Inc.* 6.625%, 05/15/22	698,159
1,335,000	ExamWorks Group, Inc. 5.625%, 04/15/23	1,384,228
725,000	HCA Holdings, Inc. 6.250%, 02/15/21	794,328
1,581,000	HCA, Inc. 4.750%, 05/01/23	1,664,991
905,000	Hologic, Inc. 6.250%, 08/01/20	941,200
750,000	Omnicare, Inc. 4.750%, 12/01/22	817,969

PRINCIPAL AMOUNT		VALUE
558,000	Teleflex, Inc. 5.250%, 06/15/24	$545,794
840,000	Tenet Healthcare Corp.^ 6.750%, 02/01/20	887,775
500,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	534,062
	VPII Escrow Corp.*
450,000	6.750%, 08/15/18	477,563
290,000	7.500%, 07/15/21	315,375
	VRX Escrow Corp.*
249,000	6.125%, 04/15/25	257,715
249,000	5.875%, 05/15/23	255,381

		14,948,977

	Industrials (14.8%)
1,155,000	ACCO Brands Corp.^ 6.750%, 04/30/20	1,217,803
1,075,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust* 5.000%, 10/01/21	1,154,953
1,000,000	American Airlines Group, Inc.* 4.625%, 03/01/20	990,000
1,030,000	DigitalGlobe, Inc.* 5.250%, 02/01/21	1,041,587
1,100,000	Dycom Investments, Inc. 7.125%, 01/15/21	1,159,812
1,836,000	Edgen Murray Corp.* 8.750%, 11/01/20	2,005,830
1,012,000	Garda World Security Corp.* 7.250%, 11/15/21	1,013,265
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	661,131
	Icahn Enterprises, LP
744,000	5.875%, 02/01/22	770,505
190,000	4.875%, 03/15/19	193,563
725,000	Meritor, Inc. 6.750%, 06/15/21	760,797
	Michael Baker International, LLC*
850,000	8.250%, 10/15/18	836,719
627,000	8.875%, 04/15/19	541,179
1,430,000	Multi-Color Corp.* 6.125%, 12/01/22	1,492,562
740,000	Navistar International Corp.^ 8.250%, 11/01/21	735,375
960,000	Oshkosh Corp.* 5.375%, 03/01/25	1,002,000
1,530,000	Spirit AeroSystems Holdings, Inc. 5.250%, 03/15/22	1,609,369
1,030,000	Terex Corp. 6.000%, 05/15/21	1,046,094
825,000	Titan International, Inc. 6.875%, 10/01/20	748,172
1,200,000	United Continental Holdings, Inc. 6.375%, 06/01/18	1,283,250

116	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	United Rentals North America, Inc.
750,000	7.625%, 04/15/22	$829,688
462,000	8.250%, 02/01/21	501,559

		21,595,213

	Information Technology (9.1%)
850,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	909,500
1,185,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	1,199,813
1,160,000	Amkor Technology, Inc. 6.625%, 06/01/21	1,205,675
1,200,000	Belden, Inc.* 5.500%, 09/01/22	1,239,000
1,000,000	Cardtronics, Inc.* 5.125%, 08/01/22	995,625
1,335,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	1,378,387
1,400,000	Equinix, Inc. 5.375%, 04/01/23	1,452,500
1,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	1,118,750
1,330,000	Micron Technology, Inc.* 5.250%, 08/01/23	1,340,806
640,000	Nuance Communications, Inc.* 5.375%, 08/15/20	649,600
800,000	NXP Semiconductors, NV* 5.750%, 02/15/21	855,500
900,000	Viasystems, Inc.* 7.875%, 05/01/19	948,938

		13,294,094

	Materials (10.0%)
640,000	Alcoa, Inc. 5.125%, 10/01/24	688,400
1,529,000	ArcelorMittal, SA 6.000%, 08/05/20	1,604,494
1,363,000	Chemtura Corp. 5.750%, 07/15/21	1,410,705
1,365,000	Constellium, NV* 8.000%, 01/15/23	1,473,347
	First Quantum Minerals, Ltd.*
690,000	7.000%, 02/15/21	642,131
690,000	6.750%, 02/15/20	642,994
	FMG Resources*
518,000	8.250%, 11/01/19^	452,926
230,000	9.750%, 03/01/22	237,906
540,000	Huntsman International, LLC* 5.125%, 11/15/22	547,763
	INEOS Group Holdings, SA*^
800,000	6.125%, 08/15/18	820,500
600,000	5.875%, 02/15/19	608,625
850,000	New Gold, Inc.* 6.250%, 11/15/22	840,969

PRINCIPAL AMOUNT		VALUE
	Trinseo Materials Operating, SCA
1,337,000	8.750%, 02/01/19^	$1,419,212
1,125,000	6.750%, 05/01/22*†	1,143,281
754,000	United States Steel Corp.^ 6.875%, 04/01/21	759,655
1,355,000	Vulcan Materials Company 4.500%, 04/01/25	1,382,947

		14,675,855

	Other (0.9%)
1,350,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	1,356,750

	Telecommunication Services (6.8%)
912,000	CenturyLink, Inc. 6.750%, 12/01/23	993,893
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	760,831
145,000	6.875%, 01/15/25	140,831
1,425,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	1,426,781
	Intelsat, SA
950,000	7.750%, 06/01/21^	874,000
100,000	8.125%, 06/01/23	91,250
1,450,000	SBA Communications Corp.* 4.875%, 07/15/22	1,430,063
	Sprint Corp.
2,570,000	7.250%, 09/15/21	2,587,669
320,000	7.125%, 06/15/24	309,000
1,320,000	T-Mobile USA, Inc. 6.625%, 04/01/23	1,377,750

		9,992,068

	Utilities (0.7%)
1,000,000	Calpine Corp. 5.500%, 02/01/24	1,001,875

	TOTAL CORPORATE BONDS (Cost $135,770,867)	136,373,750

CONVERTIBLE BOND (0.8%)

	Financials (0.8%)
1,109,000	Ares Capital Corp. 5.750%, 02/01/16 (Cost $1,126,352)	1,143,956

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (2.6%)
	Energy (0.7%)
1,125	Chesapeake Energy Corp. 5.750%	990,000

	Financials (0.5%)
6,900	Crown Castle International Corp. 4.500%	722,430

See accompanying Notes to Schedule of Investments	www.calamos.com	117

High Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

	Health Care (0.5%)
750	Actavis, PLC 5.500%	$750,495

	Industrials (0.5%)
12,700	United Technologies Corp. 7.500%	747,014

	Utilities (0.4%)
12,500	Dominion Resources, Inc. 6.375%	620,625

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,188,815)	3,830,564

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.6%)
	Federal Home Loan Bank Discount Notes
2,108,552	0.000%, 05/29/15	2,108,552
1,317,948	0.000%, 06/10/15	1,317,948
659,002	0.000%, 05/27/15	659,002
658,984	0.000%, 06/15/15	658,984
1,317,885	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	1,317,885
2,618,179	Fidelity Prime Money Market Fund - Institutional Class	2,618,179
1,318,045	Morgan Stanley Institutional Liquidity Fund	1,318,045
1,200,850	Goldman Sachs Financial Square Fund	1,200,850

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $11,199,445)	11,199,445

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.8%)
4,108,271	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,108,271)	4,108,271

TOTAL INVESTMENTS (106.9%) (Cost $156,393,750)		156,655,986

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.6%)		(11,199,445)

OTHER ASSETS, LESS LIABILITIES (0.7%)		1,025,935

NET ASSETS (100.0%)		$146,482,476

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

118	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (35.1%)
	Consumer Discretionary (6.0%)
15,000,000	Ctrip.com International, Ltd. 1.250%, 10/15/18	$16,655,625
6,000,000	Iconix Brand Group, Inc.~ 1.500%, 03/15/18	6,220,500
	Jarden Corp.~
12,000,000	1.875%, 09/15/18	19,918,680
5,000,000	1.500%, 06/15/19	6,932,025
4,327,100	Liberty Interactive, LLC~^* 1.000%, 09/30/43	4,067,020
10,000,000	Live Nation Entertainment, Inc.^* 2.500%, 05/15/19	10,395,300
4,000,000	M/I Homes, Inc.^ 3.000%, 03/01/18	4,000,420
11,635,000	Meritage Homes Corp.^ 1.875%, 09/15/32	11,979,047
	Priceline Group, Inc.~
15,000,000	1.000%, 03/15/18	21,012,075
15,000,000	0.900%, 09/15/21*	14,915,100
10,000,000	Restoration Hardware Holdings, Inc.^* 0.000%, 06/15/19	9,996,200
12,000,000	Ryland Group, Inc.~ 1.625%, 05/15/18	16,748,340
14,000,000	Shutterfly, Inc. 0.250%, 05/15/18	13,848,520
6,500,000	Standard Pacific Corp.~ 1.250%, 08/01/32	7,587,385
5,250,000	TAL Education Group~^* 2.500%, 05/15/19	7,796,591
32,500,000	Tesla Motors, Inc.^ 1.250%, 03/01/21	30,079,887
9,500,000	Toll Brothers Finance Corp. 0.500%, 09/15/32	9,771,130
15,000,000	Vipshop Holdings, Ltd. 1.500%, 03/15/19	22,907,925

		234,831,770

	Consumer Staples (0.1%)
4,000,000	IGI Laboratories, Inc.* 3.750%, 12/15/19	3,385,620

	Energy (2.2%)
22,500,000	Energy XXI, Ltd.^ 3.000%, 12/15/18	8,870,400
6,850,000	Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	6,996,213
7,000,000	Newpark Resources, Inc.~ 4.000%, 10/01/17	8,267,035
11,500,000	Petroleum Development Corp.~* 3.250%, 05/15/16	16,451,210
3,000,000	Renewable Energy Group, Inc.^ 2.750%, 06/15/19	2,854,620

PRINCIPAL AMOUNT		VALUE
	SEACOR Holdings, Inc.
14,295,000	2.500%, 12/15/27~	$14,864,441
4,000,000	3.000%, 11/15/28	3,647,040
6,000,000	Stone Energy Corp.^ 1.750%, 03/01/17	5,616,420
15,000,000	Whiting Petroleum Corp.~* 1.250%, 04/01/20	17,880,375

		85,447,754

	Financials (1.8%)
4,000,000	American Residential Properties OP, LP~^* 3.250%, 11/15/18	4,168,860
	AmTrust Financial Services, Inc.
4,821,000	2.750%, 12/15/44	4,483,530
3,000,000	2.750%, 12/15/44*	2,760,000
3,500,000	Cowen Group, Inc. 3.000%, 03/15/19	4,187,785
5,000,000	DDR Corp.~^ 1.750%, 11/15/40	5,798,725
	Encore Capital Group, Inc.
5,000,000	3.000%, 11/27/17~	6,790,675
5,000,000	2.875%, 03/15/21^	4,683,725
3,000,000	Ezcorp, Inc.* 2.125%, 06/15/19	2,581,485
6,000,000	Forestar Group, Inc.^ 3.750%, 03/01/20	5,558,730
1,000,000	FXCM, Inc. 2.250%, 06/15/18	827,480
5,000,000	SL Green Operating Partnership, LP* 3.000%, 10/15/17	7,553,275
5,000,000	Starwood Property Trust, Inc. 3.750%, 10/15/17	5,188,775
	Starwood Waypoint Residential Trust*
6,000,000	3.000%, 07/01/19	5,811,900
5,000,000	4.500%, 10/15/17	5,154,200
8,000,000	Walter Investment Management Corp.^ 4.500%, 11/01/19	6,368,760

		71,917,905

	Health Care (4.7%)
8,391,000	Acorda Therapeutics, Inc. 1.750%, 06/15/21	8,175,393
5,000,000	Allscripts Healthcare Solutions, Inc. 1.250%, 07/01/20	5,145,000
10,000,000	AMAG Pharmaceuticals, Inc. 2.500%, 02/15/19	19,637,550
2,500,000	Brocade Communications Systems, Inc.* 1.375%, 01/01/20	2,591,563
9,500,000	Brookdale Senior Living, Inc.~ 2.750%, 06/15/18	12,949,355
7,500,000	Depomed, Inc. 2.500%, 09/01/21	10,317,150

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
3,500,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	$4,146,520
7,000,000	Healthways, Inc. 1.500%, 07/01/18	7,624,505
2,667,000	Horizon Pharma Investment, Ltd.* 2.500%, 03/15/22	3,314,534
3,804,000	Insulet Corp. 2.000%, 06/15/19	3,682,025
10,162,000	Integra LifeSciences Holdings Corp.~ 1.625%, 12/15/16	11,461,517
9,700,000	Jazz Investments I, Ltd.~^* 1.875%, 08/15/21	11,623,558
7,000,000	Ligand Pharmaceuticals, Inc.* 0.750%, 08/15/19	8,474,305
	Medicines Company
12,500,000	1.375%, 06/01/17	14,203,250
7,500,000	2.500%, 01/15/22*	7,788,787
	Molina Healthcare, Inc.
9,416,000	1.625%, 08/15/44*	10,996,758
5,000,000	1.125%, 01/15/20~	7,633,000
1,084,000	1.625%, 08/15/44	1,286,470
8,000,000	NuVasive, Inc. 2.750%, 07/01/17	9,858,560
5,000,000	Quidel Corp. 3.250%, 12/15/20	5,121,125
8,000,000	Spectranetics Corp. 2.625%, 06/01/34	8,697,000
10,000,000	Wright Medical Group, Inc.* 2.000%, 02/15/20	10,456,650

		185,184,575

	Industrials (1.2%)
3,750,000	CBIZ, Inc.~* 4.875%, 10/01/15	4,764,000
2,400,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	2,460,000
4,000,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	6,135,820
	Navistar International Corp.
10,000,000	4.750%, 04/15/19	9,313,700
10,000,000	4.500%, 10/15/18^	9,222,150
5,000,000	SolarCity Corp.* 1.625%, 11/01/19	4,886,575
10,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	12,990,800

		49,773,045

	Information Technology (18.1%)
8,500,000	AOL, Inc.* 0.750%, 09/01/19	8,597,878
3,000,000	Blucora, Inc. 4.250%, 04/01/19	2,833,320
7,750,000	Bottomline Technologies (de), Inc.~ 1.500%, 12/01/17	8,477,880

PRINCIPAL AMOUNT		VALUE
7,500,000	Broadsoft, Inc.~ 1.500%, 07/01/18	$7,859,588
7,000,000	Canadian Solar, Inc. 4.250%, 02/15/19	7,488,810
8,800,000	Cardtronics, Inc.^ 1.000%, 12/01/20	8,776,196
15,900,000	Ciena Corp.* 3.750%, 10/15/18	20,707,126
10,000,000	Citrix Systems, Inc.^* 0.500%, 04/15/19	10,688,000
12,000,000	Cornerstone OnDemand, Inc. 1.500%, 07/01/18	11,731,320
10,716,000	CSG Systems International, Inc.~* 3.000%, 03/01/17	14,067,536
5,000,000	Dealertrack Technologies, Inc.~ 1.500%, 03/15/17	6,034,875
30,000,000	Electronic Arts, Inc. 0.750%, 07/15/16	54,958,200
10,500,000	Electronics For Imaging, Inc.~* 0.750%, 09/01/19	10,824,083
11,900,000	Emulex Corp. 1.750%, 11/15/18	12,082,070
5,000,000	EnerNOC, Inc.* 2.250%, 08/15/19	3,694,975
5,000,000	Envestnet, Inc. 1.750%, 12/15/19	5,371,000
5,000,000	Euronet Worldwide, Inc.~* 1.500%, 10/01/44	5,463,575
12,752,000	Finisar Corp. 0.500%, 12/15/33	12,907,256
8,000,000	Homeaway, Inc.^ 0.125%, 04/01/19	7,573,000
9,500,000	Infinera Corp. 1.750%, 06/01/18	15,131,315
13,000,000	InterDigital, Inc. 2.500%, 03/15/16	14,447,290
15,000,000	JDS Uniphase Corp.^ 0.625%, 08/15/33	15,330,000
7,500,000	Lam Research Corp.~ 0.500%, 05/15/16	9,491,775
12,500,000	LinkedIn Corp.~* 0.500%, 11/01/19	13,875,500
10,000,000	Mentor Graphics Corp.~ 4.000%, 04/01/31	12,511,950
10,000,000	MercadoLibre, Inc.* 2.250%, 07/01/19	12,809,600
10,000,000	Microchip Technology, Inc.~* 1.625%, 02/15/25	10,224,050
2,500,000	NetSuite, Inc. 0.250%, 06/01/18	2,668,475
25,000,000	NVIDIA Corp.~ 1.000%, 12/01/18	30,520,250
15,000,000	NXP Semiconductors, NV* 1.000%, 12/01/19	17,554,050

120	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
25,000,000	ON Semiconductor Corp.~ 2.625%, 12/15/26	$31,191,500
10,600,000	Palo Alto Networks, Inc.* 0.000%, 07/01/19	15,194,252
5,200,000	Photronics, Inc. 3.250%, 04/01/16	5,397,236
7,500,000	Proofpoint, Inc. 1.250%, 12/15/18	11,147,587
3,000,000	PROS Holdings, Inc.* 2.000%, 12/01/19	2,969,145
29,985,000	Qihoo 360 Technology Company, Ltd.* 1.750%, 08/15/21	25,671,658
7,000,000	Rambus, Inc.~^ 1.125%, 08/15/18	8,997,065
7,500,000	Rovi Corp.* 0.500%, 03/01/20	7,287,938
18,500,000	Salesforce.com, Inc. 0.250%, 04/01/18	23,142,575
	SanDisk Corp.
30,000,000	1.500%, 08/15/17	43,038,150
5,000,000	0.500%, 10/15/20~	5,175,075
4,500,000	ServiceNow, Inc. 0.000%, 11/01/18	5,410,080
10,000,000	SINA Corp. 1.000%, 12/01/18	9,358,250
	SunEdison, Inc.
7,000,000	2.375%, 04/15/22*	8,466,045
6,250,000	2.000%, 10/01/18^	11,240,437
4,651,000	Synchronoss Technologies, Inc. 0.750%, 08/15/19	5,388,649
	Take-Two Interactive Software, Inc.~
10,000,000	1.000%, 07/01/18	12,534,750
9,000,000	1.750%, 12/01/16	11,979,225
7,000,000	TiVo, Inc.* 4.000%, 03/15/16	7,887,285
5,000,000	TTM Technologies, Inc. 1.750%, 12/15/20	5,578,050
	Twitter, Inc.*
15,000,000	1.000%, 09/15/21~	13,642,050
15,000,000	0.250%, 09/15/19	13,883,850
14,500,000	Workday, Inc.~ 0.750%, 07/15/18	18,305,597
5,000,000	Xilinx, Inc.~ 2.625%, 06/15/17	7,591,275
5,000,000	Yahoo!, Inc.~ 0.000%, 12/01/18	5,321,175
16,601,000	Yandex, NV 1.125%, 12/15/18	14,567,045
8,520,000	YY, Inc. 2.250%, 04/01/19	8,017,192

		713,084,079

	Materials (1.0%)
4,000,000	B2Gold Corp. 3.250%, 10/01/18	3,489,720

PRINCIPAL AMOUNT		VALUE
15,000,000	Cemex, SAB de CV~^ 3.750%, 03/15/18	$18,350,325
2,950,000	Horsehead Holding Corp.~ 3.800%, 07/01/17	3,464,347
	RTI International Metals, Inc.
4,000,000	3.000%, 12/01/15	4,490,040
3,600,000	1.625%, 10/15/19	4,275,774
3,750,000	United States Steel Corp.~ 2.750%, 04/01/19	4,519,163

		38,589,369

	TOTAL CONVERTIBLE BONDS (Cost $1,342,848,863)	1,382,214,117

SYNTHETIC CONVERTIBLE SECURITIES (11.9%)¤
Corporate Bonds (11.9%)
	Consumer Discretionary (3.1%)
500,000	American Honda Finance Corp.~ 1.125%, 10/07/16	502,688
6,000,000	British Telecommunications, PLC~ 1.250%, 02/14/17	6,006,330
6,820,000	D.R. Horton, Inc. 3.750%, 03/01/19	6,918,038
5,000,000	Daimler Finance North America, LLC~* 1.250%, 01/11/16	5,019,525
	DIRECTV Holdings, LLC~
5,000,000	3.500%, 03/01/16	5,103,325
5,000,000	2.400%, 03/15/17	5,092,425
10,000,000	DISH DBS Corp. 4.250%, 04/01/18	10,200,000
10,000,000	FCA US, LLC 8.000%, 06/15/19	10,464,500
	Ford Motor Credit Company, LLC~
5,000,000	1.700%, 05/09/16	5,027,400
2,000,000	1.500%, 01/17/17	2,004,450
	General Motors Company, Inc.~
3,000,000	3.250%, 05/15/18	3,075,000
2,000,000	2.750%, 05/15/16	2,030,000
500,000	2.625%, 07/10/17	506,875
4,000,000	Hyundai Capital America~* 1.625%, 10/02/15	4,015,320
	Lennar Corp.~
8,760,000	4.500%, 06/15/19	9,104,925
7,000,000	4.125%, 12/01/18	7,153,125
5,745,000	Meritage Homes Corp. 4.500%, 03/01/18	5,874,262
5,605,000	NCL Corp., Ltd. - Class C 5.000%, 02/15/18	5,748,628
2,000,000	Nissan Motor Acceptance Corp.~*‡ 0.812%, 03/03/17	2,006,150
2,000,000	Numericable Group, SA^* 4.875%, 05/15/19	2,025,000
5,333,000	Sally Holdings, LLC 6.875%, 11/15/19	5,649,647

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
2,000,000	Thomson Reuters Corp.~ 0.875%, 05/23/16	$1,999,530
2,500,000	Time Warner, Inc.~ 3.150%, 07/15/15	2,513,150
13,760,000	Toll Brothers Finance Corp. 4.000%, 12/31/18	14,250,200

		122,290,493

	Consumer Staples (0.8%)
	ConAgra Foods, Inc.~
5,000,000	1.350%, 09/10/15	5,009,675
4,500,000	1.300%, 01/25/16	4,514,063
4,000,000	Constellation Brands, Inc.~ 7.250%, 09/01/16	4,295,000
500,000	General Mills, Inc.~ 0.875%, 01/29/16	501,080
3,000,000	Kraft Foods Group, Inc.~ 1.625%, 06/04/15	3,002,655
11,347,000	Reynolds American, Inc.~ 1.050%, 10/30/15	11,352,106
1,000,000	WM Wrigley Jr. Company~* 1.400%, 10/21/16	1,004,400

		29,678,979

	Energy (1.6%)
5,000,000	Chesapeake Energy Corp.~^ 3.250%, 03/15/16	5,006,250
	CNOOC, Ltd.~
1,000,000	1.625%, 04/30/17	1,001,455
500,000	1.125%, 05/09/16	499,670
3,000,000	Enbridge, Inc.~‡ 0.924%, 10/01/16	3,012,915
3,235,000	Exterran Holdings, Inc. 7.250%, 12/01/18	3,313,853
14,110,000	Frontier Oil Corp.~ 6.875%, 11/15/18	14,599,405
8,000,000	Marathon Oil Corp.~ 0.900%, 11/01/15	8,005,040
1,500,000	Nabors Industries, Inc.~ 2.350%, 09/15/16	1,505,603
3,197,000	Oasis Petroleum, Inc.^ 7.250%, 02/01/19	3,288,914
7,000,000	Petrobras Global Finance, BV~ 2.000%, 05/20/16	6,873,125
14,866,000	SESI, LLC~ 6.375%, 05/01/19	15,235,866
1,250,000	Whiting Petroleum Corp.^ 6.500%, 10/01/18	1,269,531

		63,611,627

	Financials (1.9%)
5,000,000	ABN AMRO Bank, NV~* 1.375%, 01/22/16	5,021,525
5,000,000	Aviation Capital Group Corp.~* 3.875%, 09/27/16	5,153,300

PRINCIPAL AMOUNT		VALUE
8,000,000	Bank of America Corp.~ 1.250%, 01/11/16	$8,021,640
7,750,000	BB&T Corp.~ 1.000%, 04/03/17	7,742,095
1,000,000	Berkshire Hathaway Finance Corp.~ 0.950%, 08/15/16	1,004,605
500,000	Berkshire Hathaway, Inc.~ 0.800%, 02/11/16	501,400
5,000,000	CIT Group, Inc.^ 4.250%, 08/15/17	5,093,750
10,000,000	Citigroup, Inc.~ 1.300%, 04/01/16	10,036,800
1,850,000	Deutsche Bank, AG~ 1.400%, 02/13/17	1,853,154
7,000,000	Goldman Sachs Group, Inc.~ 1.600%, 11/23/15	7,036,575
	iStar Financial, Inc.
6,000,000	4.875%, 07/01/18	6,018,750
6,000,000	3.875%, 07/01/16	6,045,000
2,000,000	4.000%, 11/01/17	1,986,250
5,000,000	Leucadia National Corp.~ 8.125%, 09/15/15	5,128,125
6,000,000	Morgan Stanley~ 1.750%, 02/25/16	6,043,290

		76,686,259

	Health Care (1.0%)
10,000,000	AbbVie, Inc.~ 1.200%, 11/06/15	10,025,950
1,000,000	Actavis Funding SCS~ 1.300%, 06/15/17	994,470
5,000,000	Amgen, Inc.~ 2.500%, 11/15/16	5,113,575
1,000,000	ANZ New Zealand (Int’l), Ltd.~* 1.400%, 04/27/17	1,003,005
3,000,000	Baxter International, Inc.~ 0.950%, 06/01/16	3,002,970
6,000,000	Community Health Systems, Inc. 5.125%, 08/15/18	6,187,500
5,000,000	Fresenius US Finance II, Inc.* 9.000%, 07/15/15	5,071,875
2,703,000	HCA, Inc.~ 3.750%, 03/15/19	2,782,401
	Mylan, Inc.
1,000,000	1.800%, 06/24/16	1,006,520
500,000	1.350%, 11/29/16	498,790
3,050,000	Thermo Fisher Scientific, Inc. 3.200%, 05/01/15	3,050,000
1,000,000	VPII Escrow Corp.* 6.750%, 08/15/18	1,061,250

		39,798,306

	Industrials (1.5%)
12,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust~* 2.750%, 05/15/17	11,985,000

122	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
4,000,000	Air Lease Corp.~ 4.500%, 01/15/16	$4,090,340
	CNH Industrial Capital, LLC
7,675,000	3.875%, 11/01/15	7,742,156
4,800,000	3.250%, 02/01/17~^	4,827,000
5,000,000	Deluxe Corp. 6.000%, 11/15/20	5,303,125
8,000,000	Eaton Corp.~ 0.950%, 11/02/15	8,007,240
1,000,000	GATX Corp.~ 1.250%, 03/04/17	997,170
9,175,000	Icahn Enterprises, LP~ 3.500%, 03/15/17	9,243,812
500,000	John Deere Capital Corp.~ 1.050%, 10/11/16	502,468
1,000,000	PACCAR Financial Corp.~ 0.800%, 02/08/16	1,002,875
5,000,000	Penske Truck Leasing Company, LP~* 2.500%, 03/15/16	5,058,500
1,000,000	Rockwell Collins, Inc.~‡ 0.621%, 12/15/16	1,000,840

		59,760,526

	Information Technology (1.0%)
14,700,000	Alliance Data Systems Corp.* 5.250%, 12/01/17	15,306,375
5,000,000	Hewlett-Packard Company~ 3.000%, 09/15/16	5,132,825
5,000,000	Jabil Circuit, Inc.~ 7.750%, 07/15/16	5,350,000
7,000,000	Sanmina Corp.* 4.375%, 06/01/19	7,070,000
5,000,000	Seagate Technology, PLC~ 3.750%, 11/15/18	5,231,525

		38,090,725

	Materials (0.5%)
5,000,000	ArcelorMittal, SA~ 5.250%, 02/25/17	5,206,250
5,000,000	Ashland, Inc.~ 3.000%, 03/15/16	5,043,750
1,000,000	BHP Billiton Finance USA, Ltd.~‡ 0.523%, 09/30/16	1,000,025
7,625,000	Ecolab, Inc.~ 1.000%, 08/09/15	7,635,751

		18,885,776

	Telecommunication Services (0.5%)
	AT&T, Inc.~
6,155,000	0.800%, 12/01/15	6,158,908
5,000,000	0.900%, 02/12/16	5,000,400
5,875,000	Brightstar Corp.* 9.500%, 12/01/16	6,139,375

PRINCIPAL AMOUNT		VALUE
	Verizon Communications, Inc.~
500,000	1.801%, 09/15/16‡	$507,820
343,000	2.500%, 09/15/16	350,186

		18,156,689

	TOTAL CORPORATE BONDS	466,959,380

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.0%)#
	Consumer Discretionary (0.0%)
460	Cablevision Systems Corp. Call, 06/19/15, Strike $19.00	67,850
383	Kohl’s Corp. Call, 05/15/15, Strike $77.50	13,405

		81,255

	Consumer Staples (0.0%)
581	Nu Skin Enterprises, Inc. Call, 06/19/15, Strike $55.00	264,355

	Health Care (0.0%)
380	Illumina, Inc. Call, 01/15/16, Strike $210.00	480,700

	Information Technology (0.0%)
315	VMware, Inc. - Class A Call, 01/15/16, Strike $105.00	82,688

	TOTAL PURCHASED OPTIONS	908,998

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $465,572,243)	467,868,378

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (2.4%)
	Consumer Staples (0.1%)
40,000	Post Holdings, Inc. 5.250%	3,820,000

	Energy (0.9%)
600,000	Southwestern Energy Company 6.250%	35,592,000

	Financials (0.4%)
150,000	American Tower Corp. 5.500%	15,390,000

	Health Care (0.9%)
36,307	Actavis, PLC 5.500%	36,330,963

	Materials (0.1%)
3,500	Schulman A, Inc. 6.000%	3,626,875

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $88,733,310)	94,759,838

See accompanying Notes to Schedule of Investments	www.calamos.com	123

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (48.4%)
	Consumer Discretionary (6.6%)
17,393	Advance Auto Parts, Inc.	$2,487,199
38,167	Amazon.com, Inc.~#	16,098,077
2,840	AutoZone, Inc.~#	1,910,354
75,533	Brinker International, Inc.	4,182,262
81,540	Brunswick Corp.	4,080,262
23,657	CarMax, Inc.~#	1,611,278
56,777	Carnival Corp.	2,496,485
151,378	CBS Corp. - Class B~	9,405,115
54,411	Coach, Inc.~	2,079,044
318,048	Comcast Corp. - Class A~	18,370,452
33,121	D.R. Horton, Inc.~	841,273
18,925	Darden Restaurants, Inc.~	1,206,847
48,923	Delphi Automotive, PLC	4,060,609
91,791	DIRECTV#	8,325,903
23,657	Discovery Communications, Inc. - Class A~#	765,541
23,657	Discovery Communications, Inc. - Class C~#	715,151
24,604	Dollar General Corp.~	1,788,957
382,301	Ford Motor Company~	6,040,356
11,356	Fossil Group, Inc.~#	953,677
29,335	Gap, Inc.~	1,162,839
101,916	General Motors Company, Inc.	3,573,175
219,918	Home Depot, Inc.~	23,526,828
33,120	Interpublic Group of Companies, Inc.~	690,221
327,793	La Quinta Holdings, Inc.#	7,893,255
18,169	Lennar Corp. - Class A	832,140
183,486	Lowe’s Companies, Inc.	12,634,846
26,023	Macy’s, Inc.~	1,681,867
94,998	McDonald’s Corp.~	9,172,057
20,411	Michael Kors Holdings, Ltd.#	1,262,624
9,464	Mohawk Industries, Inc.~#	1,642,004
3,076	Netflix, Inc.~#	1,711,794
121,820	Nike, Inc. - Class B~	12,040,689
223,405	Norwegian Cruise Line Holdings, Ltd.#	10,837,377
119,398	Party City Holdco, Inc.#	2,482,284
6,434	Priceline Group, Inc.~#	7,964,070
87,059	PulteGroup, Inc.~	1,680,239
10,410	PVH Corp.~	1,075,874
18,925	Ross Stores, Inc.~	1,871,304
33,121	Royal Caribbean Cruises, Ltd.	2,254,215
112,230	Starbucks Corp.~	5,564,363
70,777	Time Warner Cable, Inc.~	11,007,239
83,367	Time Warner, Inc.~	7,037,008
34,824	TJX Companies, Inc.~	2,247,541
8,800	TripAdvisor, Inc.~#	708,312

NUMBER OF SHARES		VALUE
199,855	Twenty-First Century Fox, Inc.~	$6,811,058
37,190	Viacom, Inc. - Class B~	2,582,846
150,942	Vitamin Shoppe, Inc.#	6,321,451
197,112	Walt Disney Company~^	21,430,017
7,570	Whirlpool Corp.~	1,329,292
11,355	Wynn Resorts, Ltd.~	1,261,200
18,925	Yum! Brands, Inc.~	1,626,793

		261,335,664

	Consumer Staples (4.3%)
262,028	Altria Group, Inc.~	13,114,501
112,135	Archer-Daniels-Midland Company	5,481,159
354,859	Coca-Cola Company	14,393,081
71,350	Colgate-Palmolive Company~	4,800,428
37,852	ConAgra Foods, Inc.~	1,368,350
25,549	Costco Wholesale Corp.~	3,654,784
147,810	CVS Health Corp.	14,676,055
61,130	General Mills, Inc.	3,382,934
13,248	Hershey Company~	1,217,756
33,121	Kellogg Company~	2,097,553
30,566	Kimberly-Clark Corp.~	3,352,785
59,459	Kraft Foods Group, Inc.	5,039,150
61,509	Kroger Company	4,238,585
58,102	Lorillard, Inc.	4,059,006
37,757	Mead Johnson Nutrition Company~	3,621,651
198,816	Mondelez International, Inc. - Class A	7,628,570
189,447	PepsiCo, Inc.~	18,020,199
158,031	Philip Morris International, Inc.~	13,190,848
280,385	Procter & Gamble Company	22,293,411
190,109	Wal-Mart Stores, Inc.~	14,838,007
99,361	Walgreens Boots Alliance, Inc.	8,240,008
32,173	Whole Foods Market, Inc.~	1,536,583

		170,245,404

	Energy (3.9%)
44,570	Anadarko Petroleum Corp.~	4,194,037
23,184	Apache Corp.~	1,585,786
45,895	Baker Hughes, Inc.~	3,141,972
196,259	Chevron Corp.~	21,796,524
117,244	ConocoPhillips~	7,963,212
59,143	Devon Energy Corp.	4,034,144
85,922	EOG Resources, Inc.~	8,501,982
26,496	EQT Corp.~	2,383,050
444,302	Exxon Mobil Corp.	38,818,666
90,749	Halliburton Company	4,442,164
9,463	Helmerich & Payne, Inc.~	737,830
17,032	Hess Corp.~	1,309,761
137,213	Kinder Morgan, Inc.	5,893,298
56,779	Marathon Oil Corp.~	1,765,827

124	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
48,449	Marathon Petroleum Corp.	$4,775,618
12,301	Murphy Oil Corp.~	585,651
45,895	National Oilwell Varco, Inc.~	2,497,147
66,241	Noble Energy, Inc.	3,359,743
76,460	Occidental Petroleum Corp.	6,124,446
75,372	Phillips 66~	5,977,753
12,301	Pioneer Natural Resources Company~	2,125,367
132,859	Schlumberger, Ltd.	12,569,790
96,900	Spectra Energy Corp.	3,609,525
99,361	Valero Energy Corp.~	5,653,641

		153,846,934

	Financials (8.1%)
27,442	ACE, Ltd.~	2,936,020
35,013	Aflac, Inc.~	2,207,220
96,900	Allstate Corp.~	6,750,054
178,376	American Express Company	13,815,221
224,271	American International Group, Inc.	12,624,215
38,325	American Tower Corp.	3,622,862
30,566	Ameriprise Financial, Inc.~	3,829,308
11,356	AvalonBay Communities, Inc.~	1,866,245
1,040,919	Bank of America Corp.	16,581,840
203,925	Bank of New York Mellon Corp.	8,634,184
86,681	BB&T Corp.	3,319,015
203,925	Berkshire Hathaway, Inc. - Class B#	28,796,249
12,207	BlackRock, Inc.~	4,442,616
114,062	Blackstone Group, LP~	4,671,980
66,241	Capital One Financial Corp.	5,355,585
165,602	Charles Schwab Corp.~	5,050,861
18,925	Chubb Corp.~	1,861,274
28,334	CIT Group, Inc.	1,275,880
295,715	Citigroup, Inc.~	15,767,524
31,418	Crown Castle International Corp.~	2,624,346
48,261	Discover Financial Services~	2,797,690
34,634	Equity Residential~	2,558,067
104,091	Fifth Third Bancorp~	2,081,820
451,802	Fortress Investment Group, LLC - Class A	3,668,632
40,217	Franklin Resources, Inc.~	2,073,589
75,702	Genworth Financial, Inc. - Class A~#	665,421
43,814	Goldman Sachs Group, Inc.~	8,605,946
42,583	Hartford Financial Services Group, Inc.~	1,736,109
31,394	Health Care REIT, Inc.	2,260,996
184,768	Hilltop Holdings, Inc.#	3,715,684
83,273	Host Hotels & Resorts, Inc.	1,677,118
70,971	Invesco, Ltd.	2,939,619
502,290	JPMorgan Chase & Company~	31,774,865
72,391	Lincoln National Corp.	4,089,368

NUMBER OF SHARES		VALUE
14,194	Macerich Company	$1,160,501
159,204	MetLife, Inc.~	8,165,573
137,685	Morgan Stanley~	5,137,027
262,694	Navient Corp.~	5,133,041
54,648	PNC Financial Services Group, Inc.~	5,012,861
45,234	Principal Financial Group, Inc.~	2,312,362
52,046	Prologis, Inc.~	2,092,249
85,639	Prudential Financial, Inc.~	6,988,142
14,053	Public Storage~	2,640,699
179,797	Regions Financial Corp.~	1,767,404
41,826	Simon Property Group, Inc.	7,591,001
41,164	State Street Corp.~	3,174,568
56,777	SunTrust Banks, Inc.~	2,356,245
25,549	T. Rowe Price Group, Inc.~	2,074,068
26,306	Travelers Companies, Inc.~	2,659,800
243,197	US Bancorp~	10,425,855
30,754	Ventas, Inc.~	2,118,951
28,389	Vornado Realty Trust	2,937,978
481,093	Wells Fargo & Company~	26,508,224

		316,933,972

	Health Care (7.1%)
133,332	Abbott Laboratories~	6,189,271
208,752	AbbVie, Inc.~	13,497,904
48,123	Actavis, PLC#	13,612,072
56,304	Aetna, Inc.	6,017,209
223,438	Agilent Technologies, Inc.~	9,243,630
19,873	Alexion Pharmaceuticals, Inc.#	3,363,108
75,419	Amgen, Inc.	11,909,414
38,325	Anthem, Inc.	5,784,392
61,130	Baxter International, Inc.~	4,202,076
29,051	Biogen, Inc.~#	10,863,040
142,984	Bristol-Myers Squibb Company~	9,112,370
113,756	Celgene Corp.~#	12,292,473
49,680	Cerner Corp.#	3,567,521
48,261	Cigna Corp.	6,015,251
18,925	DaVita HealthCare Partners, Inc.~#	1,534,818
22,003	Edwards Lifesciences Corp.~#	2,786,680
91,791	Eli Lilly and Company~	6,597,019
99,266	Express Scripts Holding Company~^#	8,576,582
161,248	Gilead Sciences, Inc.#	16,207,037
67,729	Insulet Corp.#	2,021,711
286,205	Johnson & Johnson	28,391,536
22,712	Laboratory Corp. of America Holdings~#	2,715,447
181,767	Medtronic, PLC	13,532,553
350,883	Merck & Company, Inc.	20,898,592
42,993	Mylan, NV#	3,106,674
14,088	Perrigo Company, PLC	2,582,049

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
661,268	Pfizer, Inc.~	$22,436,823
280,319	Presbia, PLC^#**	2,204,429
14,194	Quest Diagnostics, Inc.~	1,013,736
3,785	Regeneron Pharmaceuticals, Inc.~#	1,731,486
52,283	St. Jude Medical, Inc.~	3,662,424
42,583	Stryker Corp.~	3,927,856
76,460	Thermo Fisher Scientific, Inc.~	9,609,493
86,681	UnitedHealth Group, Inc.	9,656,263

		278,862,939

	Industrials (4.3%)
51,951	3M Company	8,124,617
94,630	Boeing Company~	13,564,264
62,171	Caterpillar, Inc.~	5,401,416
94,630	CSX Corp.~	3,415,197
17,979	Cummins, Inc.~	2,485,776
61,130	Danaher Corp.~	5,005,324
68,890	Deere & Company	6,235,923
142,701	Delta Air Lines, Inc.	6,370,173
37,378	Eaton Corp., PLC	2,568,990
61,130	Emerson Electric Company~	3,596,278
29,808	Expeditors International of Washington, Inc.~	1,366,101
35,675	FedEx Corp.	6,049,410
31,228	Fluor Corp.~	1,878,052
66,241	General Dynamics Corp.	9,096,214
894,623	General Electric Company~	24,226,391
110,290	Honeywell International, Inc.~	11,130,467
40,785	Illinois Tool Works, Inc.~	3,816,660
21,883	Jacobs Engineering Group, Inc.~#	937,905
20,818	Kansas City Southern~	2,133,637
13,058	Lockheed Martin Corp.	2,436,623
66,241	Masco Corp.~	1,754,724
46,177	Norfolk Southern Corp.	4,656,950
33,121	Pentair, PLC	2,058,470
29,524	Precision Castparts Corp.	6,102,316
23,657	Robert Half International, Inc.~	1,311,781
122,688	Southwest Airlines Company~	4,976,225
81,570	Union Pacific Corp.~	8,665,181
84,125	United Parcel Service, Inc. - Class B	8,457,086
95,008	United Technologies Corp.~	10,807,160

		168,629,311

	Information Technology (10.0%)
56,115	Accenture, PLC - Class A~	5,199,055
37,852	Akamai Technologies, Inc.~#	2,792,721
37,852	Amphenol Corp. - Class A~	2,095,865
724,525	Apple, Inc.	90,674,304
151,406	Applied Materials, Inc.	2,996,325
23,657	Avago Technologies, Ltd.	2,765,030

NUMBER OF SHARES		VALUE
66,241	Broadcom Corp. - Class A~	$2,928,183
484,312	Cisco Systems, Inc.	13,962,715
71,445	Cognizant Technology Solutions Corp. - Class A#	4,182,390
108,506	eBay, Inc.#	6,321,559
284,739	EMC Corp.~	7,662,326
21,293	F5 Networks, Inc.~#	2,598,172
251,880	Facebook, Inc. - Class A~#	19,840,588
61,130	Fiserv, Inc.#	4,743,688
35,693	Google, Inc. - Class A~#	19,587,248
33,287	Google, Inc. - Class C~#	17,886,437
229,002	Hewlett-Packard Company~	7,550,196
129,201	IAC/InterActiveCorp	9,020,814
585,564	Intel Corp.~	19,060,108
99,551	International Business Machines Corp.	17,052,091
68,591	Juniper Networks, Inc.~	1,812,860
27,916	KLA-Tencor Corp.~	1,641,461
160,206	MasterCard, Inc. - Class A	14,452,183
37,852	Microchip Technology, Inc.	1,803,837
104,091	Micron Technology, Inc.~#	2,928,080
938,057	Microsoft Corp.~	45,627,092
351,263	Oracle Corp.	15,322,092
161,816	QUALCOMM, Inc.	11,003,488
18,925	Red Hat, Inc.~#	1,424,295
80,435	Symantec Corp.~	2,004,842
37,852	TE Connectivity, Ltd.	2,519,051
18,925	Teradata Corp.#	832,511
122,356	Texas Instruments, Inc.~	6,632,919
315,682	Visa, Inc. - Class A^	20,850,796
31,506	Western Digital Corp.	3,079,396
73,338	Yahoo!, Inc.#	3,121,632

		393,976,350

	Materials (1.6%)
26,496	Air Products & Chemicals, Inc.	3,800,321
6,150	Airgas, Inc.~	622,872
23,657	Allegheny Technologies, Inc.~	804,101
219,280	Berry Plastics Group, Inc.#	7,503,762
8,518	CF Industries Holdings, Inc.~	2,448,669
163,141	Dow Chemical Company~	8,320,191
99,929	E.I. du Pont de Nemours and Company	7,314,803
9,463	Eastman Chemical Company~	721,270
166,170	Freeport-McMoRan, Inc.	3,866,776
51,005	LyondellBasell Industries, NV - Class A	5,280,038
88,667	Monsanto Company	10,104,491
71,350	Mosaic Company	3,139,400
79,488	Newmont Mining Corp.~	2,105,637
16,276	PPG Industries, Inc.	3,606,111
35,675	Praxair, Inc.	4,349,853

		63,988,295

126	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

	Telecommunication Services (1.1%)
530,301	AT&T, Inc.~	$18,369,626
95,859	CenturyLink, Inc.~	3,447,090
397,630	Verizon Communications, Inc.~	20,056,457

		41,873,173

	Utilities (1.4%)
99,361	AES Corp.~	1,316,533
64,253	American Electric Power Company, Inc.~	3,654,068
52,046	CMS Energy Corp.~	1,765,921
37,852	Consolidated Edison, Inc.~	2,329,791
45,895	Dominion Resources, Inc.~	3,289,754
127,465	Duke Energy Corp.~	9,887,460
47,314	Edison International	2,883,315
22,712	Entergy Corp.~	1,752,912
18,925	Eversource Energy~	922,783
66,241	Exelon Corp.~	2,253,519
47,314	FirstEnergy Corp.~	1,699,046
77,974	NextEra Energy, Inc.	7,869,916
56,777	PG&E Corp.	3,004,639
47,314	PPL Corp.~	1,610,095
56,777	Public Service Enterprise Group, Inc.~	2,358,517
164,181	Southern Company	7,273,218
42,583	Xcel Energy, Inc.~	1,443,989

		55,315,476

	TOTAL COMMON STOCKS (Cost $1,785,129,402)	1,905,007,518

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.4%)#
	Industrials (0.0%)
750	Greenbrier Companies, Inc. Put, 01/15/16, Strike $35.00	99,375

	Other (0.4%)
500	United States Treasury Note Put, 05/22/15, Strike $109.50	54,688
	S & P 500 Index
2,000	Put, 05/29/15, Strike $2,100.00	7,700,000
1,000	Put, 05/01/15, Strike $1,990.00	10,000
1,000	Put, 05/08/15, Strike $2,075.00	1,350,000
1,000	Put, 05/08/15, Strike $1,975.00	100,000
1,000	Put, 05/29/15, Strike $2,000.00	1,000,000
1,000	Put, 06/30/15, Strike $2,075.00	4,500,000
1,000	Put, 06/30/15, Strike $2,000.00	2,435,000
500	Put, 05/08/15, Strike $2,040.00	260,000

		17,409,688

	TOTAL PURCHASED OPTIONS (Cost $16,070,011)	17,509,063

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (0.9%)
35,238,278	Fidelity Prime Money Market Fund - Institutional Class (Cost $35,238,278)	35,238,278

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.1%)
	Federal Home Loan Bank Discount Notes
22,619,683	0.000%, 05/29/15	22,619,683
14,138,410	0.000%, 06/10/15	14,138,410
7,069,511	0.000%, 05/27/15	7,069,511
7,069,317	0.000%, 06/15/15	7,069,317
14,137,731	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	14,137,731
28,086,760	Fidelity Prime Money Market Fund - Institutional Class	28,086,760
12,882,228	Goldman Sachs Financial Square Fund	12,882,228
14,139,447	Morgan Stanley Institutional Liquidity Fund	14,139,447

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $120,143,087)	120,143,087

TOTAL INVESTMENTS (102.2%) (Cost $3,853,735,194)		4,022,740,279

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)		(120,143,087)

OTHER ASSETS, LESS LIABILITIES (0.9%)		34,166,226

NET ASSETS (100.0%)		$3,936,763,418

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-22.4%)#
	Consumer Discretionary (-3.6%)
(172,336)	Cablevision Systems Corp.	(3,443,273)
(57,853)	Cheesecake Factory, Inc.	(2,900,171)
(96,050)	Ctrip.com International, Ltd.	(6,116,464)
(78,500)	HomeAway, Inc.	(2,194,075)
(42,000)	HSN, Inc.	(2,621,640)
(130,300)	Iconix Brand Group, Inc.	(3,428,193)
(477,000)	Jarden Corp.	(24,412,860)
(74,630)	Kate Spade & Company	(2,440,401)
(38,367)	Kohl’s Corp.	(2,748,996)
(24,049)	L Brands, Inc.	(2,149,019)
(130,800)	Live Nation Entertainment, Inc.	(3,277,848)

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
(60,500)	M/I Homes, Inc.	$(1,364,880)
(96,650)	Meritage Homes Corp.	(4,133,720)
(27,355)	Omnicom Group, Inc.	(2,072,415)
(14,110)	Priceline Group, Inc.	(17,465,499)
(54,000)	Restoration Hardware Holdings, Inc.	(4,653,180)
(312,500)	Ryland Group, Inc.	(12,881,250)
(98,045)	Shutterfly, Inc.	(4,388,494)
(546,400)	Standard Pacific Corp.	(4,425,840)
(167,600)	TAL Education Group	(6,159,300)
(56,200)	Tesla Motors, Inc.	(12,704,010)
(80,000)	Toll Brothers, Inc.	(2,843,200)
(505,500)	Vipshop Holdings, Ltd.	(14,300,595)
(33,733)	Zumiez, Inc.	(1,069,673)

		(144,194,996)

	Consumer Staples (-0.1%)
(90,000)	IGI Laboratories, Inc.	(457,200)
(58,700)	Post Holdings, Inc.	(2,755,378)

		(3,212,578)

	Energy (-1.7%)
(156,000)	Helix Energy Solutions Group, Inc.	(2,570,880)
(336,328)	Newpark Resources, Inc.	(3,450,725)
(228,500)	PDC Energy, Inc.	(12,965,090)
(150,000)	Renewable Energy Group, Inc.	(1,381,500)
(105,550)	SEACOR Holdings, Inc.	(7,669,263)
(1,020,000)	Southwestern Energy Company	(28,590,600)
(32,000)	Stone Energy Corp.	(546,240)
(220,000)	Whiting Petroleum Corp.	(8,340,200)

		(65,514,498)

	Financials (-1.4%)
(101,250)	American Residential Properties, Inc.	(1,899,450)
(115,000)	American Tower Corp.	(10,870,950)
(66,059)	Amtrust Financial Services, Inc.	(3,928,528)
(127,530)	Cohen & Steers, Inc.	(4,828,286)
(497,900)	Cowen Group, Inc.	(2,783,261)
(315,000)	DDR Corp.	(5,370,750)
(187,959)	Encore Capital Group, Inc.	(7,601,062)
(118,400)	Ezcorp, Inc. - Class A	(1,089,280)
(135,500)	Forestar Group, Inc.	(1,999,980)
(36,019)	NASDAQ OMX Group, Inc.	(1,751,604)
(59,000)	SL Green Realty Corp.	(7,219,240)
(40,000)	Starwood Property Trust, Inc.	(960,400)
(137,500)	Starwood Waypoint Residential Trust	(3,539,250)

		(53,842,041)

	Health Care (-4.0%)
(134,000)	Acorda Therapeutics, Inc.	(4,029,380)
(82,000)	Actavis, PLC	(23,194,520)

NUMBER OF SHARES			VALUE
(185,000)		Allscripts Healthcare Solutions, Inc.	$(2,460,500)
(355,000)		AMAG Pharmaceuticals, Inc.	(18,094,350)
(280,500)		Brookdale Senior Living, Inc.	(10,162,515)
(334,000)		Depomed, Inc.	(7,768,840)
(34,321)		DexCom, Inc.	(2,319,070)
(80,000)		Emergent Biosolutions, Inc.	(2,375,200)
(260,000)		Healthways, Inc.	(4,524,000)
(75,000)		Horizon Pharma, PLC	(2,109,000)
(15,939)		Illumina, Inc.	(2,936,761)
(49,000)		Insulet Corp.	(1,462,650)
(127,500)		Integra LifeSciences Holdings Corp.	(7,494,450)
(37,500)		Jazz Pharmaceuticals, PLC	(6,701,250)
(78,200)		Ligand Pharmaceuticals, Inc.	(6,071,448)
(470,000)		Medicines Company	(12,036,700)
(242,852)		Molina Healthcare, Inc.	(14,384,124)
(125,500)		NuVasive, Inc.	(5,613,615)
(116,973)		Quidel Corp.	(2,725,471)
(181,000)		Spectranetics Corp.	(4,642,650)
(75,741)	DKK	William Demant Holding, A/S	(6,230,733)
(210,000)		Wright Medical Group, Inc.	(5,327,700)
(35,578)		Zimmer Holdings, Inc.	(3,907,888)

			(156,572,815)

		Industrials (-0.7%)
(444,400)		CBIZ, Inc.	(4,017,376)
(79,075)		Deluxe Corp.	(5,120,106)
(42,000)		Echo Global Logistics, Inc.	(1,213,800)
(183,600)		Navistar International Corp.	(5,500,656)
(55,225)		Nielsen, NV	(2,481,812)
(15,000)		SolarCity Corp.	(900,750)
(300,000)		Trinity Industries, Inc.	(8,127,000)

			(27,361,500)

		Information Technology (-10.3%)
(80,000)		AOL, Inc.	(3,192,000)
(55,500)		Blucora, Inc.	(758,685)
(142,500)		Bottomline Technologies (de), Inc.	(3,813,300)
(98,200)		BroadSoft, Inc.	(3,107,048)
(74,176)		Brocade Communications Systems, Inc.	(838,189)
(50,000)		CalAmp Corp.	(985,500)
(85,000)		Canadian Solar, Inc.	(3,009,000)
(93,999)		Cardtronics, Inc.	(3,546,582)
(549,400)		Ciena Corp.	(11,702,220)
(52,600)		Citrix Systems, Inc.	(3,532,616)
(87,900)		Cornerstone OnDemand, Inc.	(2,516,577)
(392,600)		CSG Systems International, Inc.	(11,432,512)
(99,000)		Dealertrack Technologies, Inc.	(3,891,690)
(925,000)		Electronic Arts, Inc.	(53,733,250)

128	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
(120,000)	Electronics For Imaging, Inc.	$(5,007,600)
(637,500)	Emulex Corp.	(5,112,750)
(95,000)	EnerNOC, Inc.	(1,049,750)
(60,000)	Envestnet, Inc.	(3,075,600)
(40,200)	Euronet Worldwide, Inc.	(2,350,896)
(220,000)	Finisar Corp.	(4,472,600)
(666,750)	Infinera Corp.	(12,534,900)
(113,000)	InterDigital, Inc.	(6,183,360)
(317,800)	JDS Uniphase Corp.	(4,023,348)
(90,000)	Lam Research Corp.	(6,802,200)
(26,000)	LinkedIn Corp.	(6,555,380)
(342,900)	Mentor Graphics Corp.	(8,205,597)
(69,700)	MercadoLibre, Inc.	(9,920,401)
(156,000)	Microchip Technology, Inc.	(7,434,180)
(13,500)	NetSuite, Inc.	(1,290,195)
(781,000)	NVIDIA Corp.	(17,334,295)
(103,773)	NXP Semiconductors, NV	(9,974,661)
(1,297,000)	ON Semiconductor Corp.	(14,941,440)
(86,500)	Palo Alto Networks, Inc.	(12,777,780)
(230,575)	Photronics, Inc.	(2,022,143)
(170,400)	Proofpoint, Inc.	(9,198,192)
(58,200)	PROS Holdings, Inc.	(1,293,786)
(136,500)	Qihoo 360 Technology Company, Ltd.	(8,230,950)
(479,000)	Rambus, Inc.	(6,629,360)
(153,589)	Rovi Corp.	(2,842,932)
(174,700)	Salesforce.com, Inc.	(12,721,654)
(522,400)	SanDisk Corp.	(34,969,456)
(45,000)	ServiceNow, Inc.	(3,368,700)
(8,000)	SINA Corp.	(351,960)
(596,000)	SunEdison, Inc.	(15,090,720)
(63,500)	Synchronoss Technologies, Inc.	(2,913,380)
(776,000)	Take-Two Interactive Software, Inc.	(18,391,200)
(315,300)	TiVo, Inc.	(3,484,065)
(425,500)	TTM Technologies, Inc.	(3,978,425)
(175,000)	Twitter, Inc.	(6,818,000)
(10,425)	VMware, Inc. - Class A	(918,443)
(147,412)	Western Union Company	(2,989,515)
(113,200)	Workday, Inc. - Class A	(10,324,972)
(147,000)	Xilinx, Inc.	(6,373,920)
(51,000)	Yahoo!, Inc.	(2,170,815)
(132,900)	Yandex, NV - Class A	(2,556,996)
(34,400)	YY, Inc.	(2,186,464)

		(404,932,150)

	Materials (-0.6%)
(60,000)	A Schulman, Inc.	(2,547,000)
(403,000)	B2Gold Corp.	(624,650)
(1,262,780)	Cemex, SAB de CV	(12,147,944)

NUMBER OF SHARES		VALUE
(121,600)	Horsehead Holding Corp.	$(1,817,920)
(130,000)	RTI International Metals, Inc.	(4,894,500)
(117,000)	United States Steel Corp.	(2,810,340)

		(24,842,354)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $797,155,760)	(880,472,932)

EXCHANGE-TRADED FUNDS SOLD SHORT (-1.2%)#
	Other (-1.2%)
(117,746)	Consumer Discretionary Select Sector SPDR Fund	(8,867,451)
(71,576)	Consumer Staples Select Sector SPDR Fund	(3,462,131)
(92,490)	Health Care Select Sector SPDR Fund	(6,629,683)
(9,688)	iShares NASDAQ Biotechnology ETF	(3,232,498)
(34,995)	iShares U.S. Healthcare Providers ETF	(4,498,257)
(47,272)	iShares U.S. Industrials ETF	(5,072,758)
(34,550)	iShares U.S. Medical Devices ETF	(4,038,895)
(90,000)	iShares US Telecommunications ETF	(2,767,500)
(82,534)	PowerShares QQQ	(8,883,135)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $39,035,449)	(47,452,308)

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTIONS (-0.6%)#
	Consumer Discretionary (-0.1%)
244	Brunswick Corp. Put, 06/19/15, Strike $50.00	(42,700)
1,513	Cbs Corp. Call, 05/15/15, Strike $62.50	(223,924)
1,405	Vipshop Holdings, Ltd. Call, 01/15/16, Strike $7.00	(3,076,950)
	Vitamin Shoppe, Inc.
389	Call, 05/15/15, Strike $45.00	(17,505)
389	Call, 05/15/15, Strike $40.00	(102,113)

		(3,463,192)

	Energy (0.0%)
750	Whiting Petroleum Corp. Call, 06/19/15, Strike $37.50	(213,750)

	Financials (0.0%)
300	Walter Investment Management Corp. Call, 01/15/16, Strike $30.00	(7,500)

	Health Care (0.0%)
291	Express Scripts Holding Company Put, 05/15/15, Strike $83.50	(16,296)

See accompanying Notes to Schedule of Investments	www.calamos.com	129

Market Neutral Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF CONTRACTS		VALUE
355	Zimmer Holdings, Inc. Put, 06/19/15, Strike $110.00	$(129,575)

		(145,871)

	Industrials (0.0%)
790	Deluxe Corp. Put, 05/15/15, Strike $65.00	(118,500)
750	Greenbrier Companies, Inc. Call, 01/15/16, Strike $55.00	(532,500)
350	SolarCity Corp. Call, 01/20/17, Strike $85.00	(202,125)

		(853,125)

	Information Technology (0.0%)
2,500	Electronic Arts, Inc. Put, 01/15/16, Strike $32.00	(53,750)
2,000	SanDisk Corp. Put, 01/15/16, Strike $50.00	(293,000)

		(346,750)

	Other (-0.5%)
	S & P 500 Index
2,000	Call, 05/08/15, Strike $2,100.00	(1,900,000)
2,000	Put, 05/29/15, Strike $2,050.00	(4,000,000)
1,500	Call, 06/30/15, Strike $2,125.00	(3,300,000)
1,250	Call, 06/19/15, Strike $2,150.00	(1,218,750)
1,000	Call, 05/22/15, Strike $2,125.00	(750,000)
1,000	Put, 06/30/15, Strike $1,975.00	(1,900,000)
500	Call, 06/30/15, Strike $2,100.00	(1,692,500)
500	Call, 12/31/15, Strike $2,200.00	(2,000,000)

		(16,761,250)

	TOTAL WRITTEN OPTIONS (Premium $24,480,848)	(21,791,438)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral for written options and securities sold short. The aggregate value of such securities is $630,865,007.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

#	Non-income producing security.

**	In default status and considered illiquid and non-income producing.

FOREIGN CURRENCY ABBREVIATION
DKK	Danish Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

130	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Hedged Equity Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.0%)
	Consumer Discretionary (11.1%)
234	Amazon.com, Inc.#	$98,697
17	AutoZone, Inc.#~	11,435
145	CarMax, Inc.#~	9,876
382	Carnival Corp.	16,797
334	Coach, Inc.	12,762
1,953	Comcast Corp. - Class A~	112,805
203	D.R. Horton, Inc.	5,156
116	Darden Restaurants, Inc.	7,397
301	Delphi Automotive, PLC	24,983
564	DIRECTV#	51,158
145	Discovery Communications, Inc. - Class A#~	4,692
145	Discovery Communications, Inc. - Class C#~	4,383
152	Dollar General Corp.	11,052
2,348	Ford Motor Company	37,099
70	Fossil Group, Inc.#	5,879
180	Gap, Inc.~	7,135
626	General Motors Company, Inc.	21,948
1,352	Home Depot, Inc.	144,637
204	Interpublic Group of Companies, Inc.	4,251
112	Lennar Corp. - Class A	5,130
1,127	Lowe’s Companies, Inc.	77,605
159	Macy’s, Inc.	10,276
584	McDonald’s Corp.	56,385
126	Michael Kors Holdings, Ltd.#~	7,794
57	Mohawk Industries, Inc.#	9,890
18	Netflix, Inc.#	10,017
521	Nike, Inc. - Class B	51,496
39	Priceline Group, Inc.#	48,275
534	PulteGroup, Inc.	10,306
62	PVH Corp.	6,408
117	Ross Stores, Inc.	11,569
220	Royal Caribbean Cruises, Ltd.	14,973
690	Starbucks Corp.	34,210
125	Time Warner Cable, Inc.	19,440
513	Time Warner, Inc.	43,302
200	TJX Companies, Inc.	12,908
53	TripAdvisor, Inc.#	4,266
1,227	Twenty-First Century Fox, Inc.	41,816
215	Viacom, Inc. - Class B	14,932
1,211	Walt Disney Company~	131,660
47	Whirlpool Corp.	8,253
70	Wynn Resorts, Ltd.	7,775
115	Yum! Brands, Inc.	9,885

		1,240,713

NUMBER OF SHARES		VALUE

	Consumer Staples (9.4%)
1,610	Altria Group, Inc.~	$80,581
688	Archer-Daniels-Midland Company~	33,629
2,179	Coca-Cola Company~	88,380
438	Colgate-Palmolive Company	29,469
232	ConAgra Foods, Inc.~	8,387
157	Costco Wholesale Corp.	22,459
908	CVS Health Corp.	90,155
375	General Mills, Inc.	20,753
82	Hershey Company~	7,537
204	Kellogg Company	12,919
189	Kimberly-Clark Corp.	20,731
366	Kraft Foods Group, Inc.	31,019
378	Kroger Company	26,048
356	Lorillard, Inc.	24,870
231	Mead Johnson Nutrition Company	22,158
1,221	Mondelez International, Inc. - Class A	46,850
1,164	PepsiCo, Inc.	110,720
970	Philip Morris International, Inc.	80,966
1,722	Procter & Gamble Company	136,916
1,168	Wal-Mart Stores, Inc.~	91,162
610	Walgreens Boots Alliance, Inc.	50,587
197	Whole Foods Market, Inc.	9,409

		1,045,705

	Energy (8.5%)
274	Anadarko Petroleum Corp.~	25,784
143	Apache Corp.~	9,781
281	Baker Hughes, Inc.~	19,237
1,205	Chevron Corp.~	133,827
721	ConocoPhillips	48,970
364	Devon Energy Corp.	24,829
528	EOG Resources, Inc.	52,246
164	EQT Corp.	14,750
2,728	Exxon Mobil Corp.	238,345
557	Halliburton Company	27,265
57	Helmerich & Payne, Inc.	4,444
105	Hess Corp.~	8,075
843	Kinder Morgan, Inc.	36,207
349	Marathon Oil Corp.	10,854
297	Marathon Petroleum Corp.	29,275
76	Murphy Oil Corp.	3,618
281	National Oilwell Varco, Inc.	15,289
406	Noble Energy, Inc.	20,592
470	Occidental Petroleum Corp.	37,647
463	Phillips 66	36,721
75	Pioneer Natural Resources Company	12,959
817	Schlumberger, Ltd.	77,296

See accompanying Notes to Schedule of Investments	www.calamos.com	131

Hedged Equity Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
595	Spectra Energy Corp.	$22,164
610	Valero Energy Corp.	34,709

		944,884

	Financials (15.9%)
169	ACE, Ltd.	18,081
215	Aflac, Inc.~	13,554
559	Allstate Corp.~	38,940
1,099	American Express Company~	85,117
1,378	American International Group, Inc.~	77,568
234	American Tower Corp.~	22,120
189	Ameriprise Financial, Inc.~	23,678
70	AvalonBay Communities, Inc.~	11,504
6,392	Bank of America Corp.~	101,824
1,252	Bank of New York Mellon Corp.~	53,010
532	BB&T Corp.~	20,370
1,252	Berkshire Hathaway, Inc. - Class B#	176,795
74	BlackRock, Inc.~	26,932
406	Capital One Financial Corp.	32,825
1,017	Charles Schwab Corp.	31,018
116	Chubb Corp.	11,409
1,817	Citigroup, Inc.~	96,882
195	Crown Castle International Corp.	16,288
296	Discover Financial Services	17,159
211	Equity Residential	15,584
639	Fifth Third Bancorp	12,780
247	Franklin Resources, Inc.	12,735
435	Genworth Financial, Inc. - Class A#	3,824
269	Goldman Sachs Group, Inc.	52,837
261	Hartford Financial Services Group, Inc.	10,641
195	Health Care REIT, Inc.	14,044
529	Host Hotels & Resorts, Inc.	10,654
435	Invesco, Ltd.	18,018
2,283	JPMorgan Chase & Company	144,423
444	Lincoln National Corp.	25,082
90	Macerich Company	7,358
978	MetLife, Inc.	50,162
845	Morgan Stanley	31,527
334	PNC Financial Services Group, Inc.	30,638
277	Principal Financial Group, Inc.	14,160
320	Prologis, Inc.	12,864
526	Prudential Financial, Inc.	42,922
89	Public Storage	16,724
1,103	Regions Financial Corp.	10,842
257	Simon Property Group, Inc.	46,643
252	State Street Corp.	19,434
349	SunTrust Banks, Inc.	14,483
157	T. Rowe Price Group, Inc.	12,745

NUMBER OF SHARES		VALUE
161	Travelers Companies, Inc.	$16,279
1,488	US Bancorp~	63,791
190	Ventas, Inc.	13,091
175	Vornado Realty Trust	18,111
2,962	Wells Fargo & Company	163,206

		1,780,676

	Health Care (14.1%)
819	Abbott Laboratories~	38,018
1,282	AbbVie, Inc.~	82,894
295	Actavis, PLC#	83,444
344	Aetna, Inc.~	36,763
204	Agilent Technologies, Inc.~	8,439
123	Alexion Pharmaceuticals, Inc.#~	20,815
463	Amgen, Inc.~	73,112
233	Anthem, Inc.~	35,167
375	Baxter International, Inc.~	25,777
176	Biogen, Inc.#~	65,812
878	Bristol-Myers Squibb Company~	55,955
466	Celgene Corp.#	50,356
305	Cerner Corp.#	21,902
295	Cigna Corp.	36,769
116	DaVita HealthCare Partners, Inc.#~	9,408
134	Edwards Lifesciences Corp.#	16,971
564	Eli Lilly and Company	40,535
609	Express Scripts Holding Company#	52,618
991	Gilead Sciences, Inc.#	99,605
1,757	Johnson & Johnson	174,294
139	Laboratory Corp. of America Holdings#	16,619
673	Medtronic, PLC	50,105
2,155	Merck & Company, Inc.	128,352
266	Mylan, NV#	19,221
82	Perrigo Company, PLC	15,029
4,061	Pfizer, Inc.	137,790
87	Quest Diagnostics, Inc.	6,213
23	Regeneron Pharmaceuticals, Inc.#	10,521
321	St. Jude Medical, Inc.	22,486
258	Stryker Corp.	23,798
470	Thermo Fisher Scientific, Inc.	59,070
532	UnitedHealth Group, Inc.	59,265

		1,577,123

	Industrials (9.3%)
319	3M Company	49,888
580	Boeing Company~	83,137
382	Caterpillar, Inc.	33,188
581	CSX Corp.	20,968
110	Cummins, Inc.	15,209
375	Danaher Corp.	30,705

132	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
425	Deere & Company	$38,471
876	Delta Air Lines, Inc.	39,105
226	Eaton Corp., PLC	15,533
375	Emerson Electric Company	22,061
182	Expeditors International of Washington, Inc.~	8,341
220	FedEx Corp.	37,305
192	Fluor Corp.	11,547
406	General Dynamics Corp.	55,752
5,494	General Electric Company	148,777
678	Honeywell International, Inc.	68,424
250	Illinois Tool Works, Inc.	23,395
135	Jacobs Engineering Group, Inc.#	5,786
128	Kansas City Southern	13,119
83	Lockheed Martin Corp.	15,488
406	Masco Corp.	10,755
283	Norfolk Southern Corp.	28,541
204	Pentair, PLC	12,679
181	Precision Castparts Corp.	37,411
145	Robert Half International, Inc.	8,040
754	Southwest Airlines Company	30,582
502	Union Pacific Corp.	53,327
517	United Parcel Service, Inc. - Class B	51,974
585	United Technologies Corp.	66,544

		1,036,052

	Information Technology (20.3%)
345	Accenture, PLC - Class A	31,964
232	Akamai Technologies, Inc.#~	17,117
232	Amphenol Corp. - Class A~	12,846
4,001	Apple, Inc.	500,725
930	Applied Materials, Inc.~	18,405
145	Avago Technologies, Ltd.	16,948
406	Broadcom Corp. - Class A	17,947
2,974	Cisco Systems, Inc.	85,740
442	Cognizant Technology Solutions Corp. - Class A#	25,875
665	eBay, Inc.#	38,743
1,757	EMC Corp.	47,281
130	F5 Networks, Inc.#	15,863
1,560	Facebook, Inc. - Class A#~	122,881
375	Fiserv, Inc.#	29,100
169	Google, Inc. - Class A#~	92,742
169	Google, Inc. - Class C#	90,810
1,414	Hewlett-Packard Company	46,620
3,615	Intel Corp.~	117,668
612	International Business Machines Corp.~	104,830
419	Juniper Networks, Inc.	11,074
172	KLA-Tencor Corp.	10,114

NUMBER OF SHARES		VALUE
983	MasterCard, Inc. - Class A	$88,676
231	Microchip Technology, Inc.	11,008
639	Micron Technology, Inc.#	17,975
5,756	Microsoft Corp.	279,972
2,157	Oracle Corp.~	94,088
994	QUALCOMM, Inc.~	67,592
116	Red Hat, Inc.#~	8,730
494	Symantec Corp.	12,313
233	TE Connectivity, Ltd.	15,506
116	Teradata Corp.#	5,103
752	Texas Instruments, Inc.	40,766
1,936	Visa, Inc. - Class A~	127,873
197	Western Digital Corp.	19,255
468	Yahoo!, Inc.#	19,920

		2,264,070

	Materials (3.1%)
162	Air Products & Chemicals, Inc.~	23,236
37	Airgas, Inc.~	3,747
145	Allegheny Technologies, Inc.~	4,929
52	CF Industries Holdings, Inc.	14,948
1,002	Dow Chemical Company	51,102
614	E.I. du Pont de Nemours and Company	44,945
57	Eastman Chemical Company	4,344
1,020	Freeport-McMoRan, Inc.	23,735
314	LyondellBasell Industries, NV - Class A	32,505
545	Monsanto Company	62,108
438	Mosaic Company	19,272
487	Newmont Mining Corp.	12,901
101	PPG Industries, Inc.	22,378
220	Praxair, Inc.	26,825

		346,975

	Telecommunication Services (2.3%)
3,257	AT&T, Inc.~	112,822
590	CenturyLink, Inc.	21,216
2,442	Verizon Communications, Inc.~	123,175

		257,213

	Utilities (3.0%)
609	AES Corp.~	8,069
394	American Electric Power Company, Inc.~	22,407
320	CMS Energy Corp.~	10,858
232	Consolidated Edison, Inc.	14,280
281	Dominion Resources, Inc.	20,142
783	Duke Energy Corp.	60,737
291	Edison International	17,734
139	Entergy Corp.	10,728
116	Eversource Energy	5,656
406	Exelon Corp.	13,812

See accompanying Notes to Schedule of Investments	www.calamos.com	133

Hedged Equity Income Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
291	FirstEnergy Corp.	$10,450
478	NextEra Energy, Inc.	48,245
349	PG&E Corp.	18,469
291	PPL Corp.	9,903
349	Public Service Enterprise Group, Inc.	14,497
1,007	Southern Company	44,610
261	Xcel Energy, Inc.	8,850

		339,447

	TOTAL COMMON STOCKS (Cost $10,844,170)	10,832,858

EXCHANGE-TRADED FUND (1.8%)
	Other (1.8%)
950	SPDR S&P 500 ETF Trust (Cost $198,488)	198,094

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.4%) #
	Other (0.4%)
	S & P 500 Index
10	Put, 05/08/15, Strike $2,060.00	9,000
5	Put, 05/01/15, Strike $1,990.00	50
5	Put, 05/08/15, Strike $2,040.00	2,600
5	Put, 06/30/15, Strike $2,000.00	12,175
3	Put, 05/08/15, Strike $2,090.00	5,850
3	Put, 05/22/15, Strike $2,100.00	10,500

	TOTAL PURCHASED OPTIONS (Cost $50,287)	40,175

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (0.7%)
81,759	Fidelity Prime Money Market Fund - Institutional Class (Cost $81,759)	81,759

TOTAL INVESTMENTS (99.9%) (Cost $11,174,704)		11,152,886

OTHER ASSETS, LESS LIABILITIES (0.1%)		12,742

NET ASSETS (100.0%)		$11,165,628

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.6%)#
	Other (-0.6%)
	S & P 500 Index
13	Call, 05/08/15, Strike $2,100.00	$(12,350)
10	Call, 06/30/15, Strike $2,125.00	(22,000)
9	Call, 05/22/15, Strike $2,125.00	(6,750)
5	Call, 06/19/15, Strike $2,150.00	(4,875)
3	Call, 06/30/15, Strike $2,100.00	(10,155)
3	Call, 12/31/15, Strike $2,200.00	(12,000)

	TOTAL WRITTEN OPTIONS (Premium $111,569)	(68,130)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $2,732,591.

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

134	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Long/Short Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (68.0%)
	Consumer Discretionary (26.5%)
6,733	Advance Auto Parts, Inc.	$962,819
31,109	Brinker International, Inc.	1,722,505
41,740	Brunswick Corp.~	2,088,670
73,072	CBS Corp. - Class B~	4,539,964
138,266	La Quinta Holdings, Inc.~#	3,329,445
15,274	Nike, Inc. - Class B	1,509,682
106,214	Norwegian Cruise Line Holdings, Ltd.#	5,152,441
49,176	Party City Holdco, Inc.#	1,022,369
20,781	Time Warner Cable, Inc.	3,231,861
81,307	Vitamin Shoppe, Inc.~#	3,405,137

		26,964,893

	Financials (14.2%)
85,016	Blackstone Group, LP~	3,482,255
13,337	CIT Group, Inc.~	600,565
205,880	Fortress Investment Group, LLC - Class A~	1,671,746
87,781	Hilltop Holdings, Inc.~#	1,765,276
60,884	JPMorgan Chase & Company~	3,851,522
156,400	Navient Corp.~	3,056,056

		14,427,420

	Health Care (10.9%)
125,129	Agilent Technologies, Inc.~	5,176,587
18,068	Celgene Corp.~#	1,952,428
30,510	Insulet Corp.~#	910,723
29,387	Medtronic, PLC	2,187,862
113,781	Presbia, PLC#^**	894,774
308,561	Targeted Medical Pharma, Inc.~#**	25,302

		11,147,676

	Information Technology (12.6%)
35,009	Apple, Inc.~	4,381,376
4,151	Google, Inc. - Class A~#	2,277,945
3,679	Google, Inc. - Class C~#	1,976,874
60,873	IAC/InterActiveCorp~	4,250,153

		12,886,348

	Materials (3.8%)
112,022	Berry Plastics Group, Inc.#	3,833,393

	TOTAL COMMON STOCKS (Cost $63,589,893)	69,259,730

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.1%)#
	Consumer Discretionary (0.0%)
256	Cablevision Systems Corp. Call, 06/19/15, Strike $19.00	37,760

NUMBER OF CONTRACTS		VALUE
154	Kohl’s Corp. Call, 05/15/15, Strike $77.50	$5,390

		43,150

	Consumer Staples (0.1%)
234	Nu Skin Enterprises, Inc. Call, 06/19/15, Strike $55.00	106,470

	TOTAL PURCHASED OPTIONS (Cost $161,905)	149,620

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (30.5%)
31,114,474	Fidelity Prime Money Market Fund - Institutional Class (Cost $31,114,474)	31,114,474

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.4%)
	Federal Home Loan Bank Discount Notes
73,954	0.000%, 05/29/15	73,954
46,225	0.000%, 06/10/15	46,225
23,113	0.000%, 05/27/15	23,113
23,113	0.000%, 06/15/15	23,113
46,222	Federal Home Loan Mortgage Corp. Discount Note 0.000%, 06/01/15	46,222
91,828	Fidelity Prime Money Market Fund - Institutional Class	91,828
42,117	Goldman Sachs Financial Square Fund	42,117
46,228	Morgan Stanley Institutional Liquidity Fund	46,228

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $392,800)	392,800

TOTAL INVESTMENTS (99.0%) (Cost $95,259,072)		100,916,624

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.4%)		(392,800)

OTHER ASSETS, LESS LIABILITIES (1.4%)		1,406,823

NET ASSETS (100.0%)		$101,930,647

COMMON STOCKS SOLD SHORT (-25.5%)#
	Consumer Discretionary (-8.2%)
(96,226)	Cablevision Systems Corp.	(1,922,595)
(37,877)	Cheesecake Factory, Inc.	(1,898,774)
(30,607)	Kate Spade & Company	(1,000,849)

See accompanying Notes to Schedule of Investments	www.calamos.com	135

Long/Short Fund    Schedule of Investments April 30, 2015 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
(15,483)		Kohl’s Corp.	$(1,109,357)
(10,823)		L Brands, Inc.	(967,143)
(12,602)		Omnicom Group, Inc.	(954,728)
(15,182)		Zumiez, Inc.	(481,421)

			(8,334,867)

		Financials (-3.2%)
(54,468)		Cohen & Steers, Inc.	(2,062,158)
(23,776)		NASDAQ OMX Group, Inc.	(1,156,227)

			(3,218,385)

		Health Care (-8.5%)
(14,023)		DexCom, Inc.	(947,534)
(29,106)		Express Scripts Holding Company	(2,514,759)
(32,334)	DKK	William Demant Holding, A/S	(2,659,914)
(23,492)		Zimmer Holdings, Inc.	(2,580,361)

			(8,702,568)

		Industrials (-3.5%)
(37,270)		Deluxe Corp.	(2,413,232)
(26,006)		Nielsen, NV	(1,168,710)

			(3,581,942)

		Information Technology (-1.2%)
(59,487)		Western Union Company	(1,206,396)

		Telecommunication Services (-0.9%)
(26,443)		AT&T, Inc.	(915,986)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $23,894,838)	(25,960,144)

NUMBER OF CONTRACTS			VALUE
WRITTEN OPTIONS (-0.3%)#
		Consumer Discretionary (-0.1%)
102		Brunswick Corp. Put, 06/19/15, Strike $50.00	(17,850)
730		CBS Corp. Call, 05/15/15, Strike $62.50	(108,040)
		Vitamin Shoppe, Inc.
210		Call, 05/15/15, Strike $45.00	(9,450)
210		Call, 05/15/15, Strike $40.00	(55,125)

			(190,465)

		Health Care (-0.1%)
117		Express Scripts Holding Company Put, 05/15/15, Strike $83.50	(6,552)
234		Zimmer Holdings, Inc. Put, 06/19/15, Strike $110.00	(85,410)

			(91,962)

NUMBER OF CONTRACTS		VALUE

	Industrials (-0.1%)
370	Deluxe Corp. Put, 05/15/15, Strike $65.00	$(55,500)

	TOTAL WRITTEN OPTIONS (Premium $311,875)	(337,927)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral for written options and securities sold short. The aggregate value of such securities is $10,884,434.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

**	In default status and considered illiquid and non-income producing.

FOREIGN CURRENCY ABBREVIATION

DKK	Danish Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

136	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     April 30, 2015 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$2,474,660,099	$72,728,000	$56,736,545	$46,869,005	$31,000,852
Investment in securities, at value	$3,279,937,346	$74,672,512	$66,256,773	$50,310,765	$32,510,596
Cash with custodian (interest bearing)	—	9,715	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	36,703	25,280	7,931	15,895
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	1,408	—	1	—	—
Receivables:
Accrued interest and dividends	1,198,597	78,127	27,258	2,454	54,874
Investments sold	2,398,331	—	1,198,278	383,544	—
Fund shares sold	819,042	7,380	8,252	6,858	4,077
Prepaid expenses	209,979	40,414	36,883	21,970	23,504
Deferred offering costs	—	—	—	—	—
Other assets	850,191	103,711	96,053	37,586	9,972
Total assets	3,285,414,894	74,948,562	67,648,778	50,771,108	32,618,918
LIABILITIES
Due to custodian bank	—	—	—	—	—
Collateral for securities loaned	89,233,375	74,800	1,140,000	1,585,600	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	931,477	—	425	—	—
Payables:
Investments purchased	23,742,174	—	665,991	544,277	—
Fund shares redeemed	5,035,894	67,186	7,096	20,919	—
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	2,240,805	61,892	55,277	40,554	26,441
Distribution fees	72,130	1,048	1,105	733	384
Deferred compensation to trustees	850,191	103,711	96,053	37,586	9,972
Financial accounting fees	30,429	712	635	466	304
Trustees’ fees and officer compensation	21,828	1,901	1,649	1,543	1,498
Other accounts payable and accrued liabilities	1,308,726	27,741	23,051	17,742	11,406
Total liabilities	123,467,029	338,991	1,991,282	2,249,420	50,005
NET ASSETS	$3,161,947,865	$74,609,571	$65,657,496	$48,521,688	$32,568,913
COMPOSITION OF NET ASSETS
Paid in capital	$1,938,122,280	$66,061,261	$47,848,022	$44,184,397	$29,946,563
Undistributed net investment income (loss)	(2,257,734)	463,336	77,766	(324,060)	568,401
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	421,736,455	6,140,462	8,211,904	1,219,591	544,205
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	804,346,864	1,944,512	9,519,804	3,441,760	1,509,744
NET ASSETS	$3,161,947,865	$74,609,571	$65,657,496	$48,521,688	$32,568,913
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,584,009,971	$45,244,558	$18,793,557	$31,021,012	$24,801,773
Shares outstanding	37,102,701	3,249,174	1,064,364	2,255,814	2,342,806
Net asset value and redemption price per share	$42.69	$13.92	$17.66	$13.75	$10.59
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$44.82	$14.61	$18.54	$14.44	$11.12
CLASS B SHARES†**
Net assets applicable to shares outstanding	$26,823,334	$264,522	$420,841	$1,759,298	$—
Shares outstanding	669,384	20,515	25,719	133,507	—
Net asset value and redemption price per share	$40.07	$12.89	$16.36	$13.18	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$868,049,054	$7,277,976	$14,535,874	$2,644,069	$659,049
Shares outstanding	25,891,137	572,467	887,871	200,748	62,662
Net asset value and redemption price per share	$33.53	$12.71	$16.37	$13.17	$10.52
CLASS I SHARES†
Net assets applicable to shares outstanding	$672,967,606	$21,670,693	$31,675,440	$11,175,338	$6,997,702
Shares outstanding	13,285,519	1,519,018	1,772,731	801,040	660,030
Net asset value and redemption price per share	$50.65	$14.27	$17.87	$13.95	$10.60
CLASS R SHARES†
Net assets applicable to shares outstanding	$10,097,900	$151,822	$231,784	$1,921,971	$110,389
Shares outstanding	245,264	11,021	13,337	141,606	10,444
Net asset value and redemption price per share	$41.17	$13.78	$17.38	$13.57	$10.57

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	137

Statements of Assets and Liabilities     April 30, 2015 (Unaudited)

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$37,001,246	$654,854,003		$564,710,320	$17,569,882	$179,616,279
Investment in securities, at value	$40,157,488	$721,822,055		$612,859,783	$18,652,602	$214,864,524
Restricted cash for short positions (interest bearing)	—	—		—	—	—
Due from investment advisor	16,695	—		—	9,339	—
Restricted foreign currency for short positions (cost $-)	—	—		—	—	—
Foreign currency (cost $18,100, $127,325, $55,074, $2,617)	—	18,106		126,641	55,063	1,429
Unrealized appreciation on forward foreign currency contracts	—	28,594		65,208	1	6,946
Receivables:
Accrued interest and dividends	7,498	2,326,998		576,141	9,533	402,847
Investments sold	130,381	3,533,077		11,040,757	91,253	1,561,677
Fund shares sold	4,161	682,823		2,728,038	22,441	173,029
Prepaid expenses	24,295	85,380		66,082	30,321	49,207
Deferred offering costs	—	—		—	—	—
Other assets	10,006	106,315		61,562	8,472	69,991
Total assets	40,350,524	728,603,348		627,524,212	18,879,025	217,129,650
LIABILITIES
Due to custodian bank	—	—		—	—	—
Collateral for securities loaned	100,050	29,256,970		5,016,209	97,500	5,228,351
Securities sold short, at value (proceeds $-)	—	—		—	—	—
Options written, at value (premium $-)	—	—		—	—	—
Unrealized depreciation on forward foreign currency contracts	4,169	2,045,142		1,041,079	—	332,618
Payables:
Investments purchased	232	7,277,651		3,666,411	53,039	957,180
Fund shares redeemed	—	1,020,959		3,340,195	26,578	272,340
Dividends payable	—	—		—	—	—
Affiliates:
Investment advisory fees	34,054	472,910		545,695	16,752	143,568
Distribution fees	472	6,652		4,559	139	2,714
Deferred compensation to trustees	10,006	106,315		61,562	8,472	69,991
Financial accounting fees	391	6,530		5,751	175	2,010
Trustees’ fees and officer compensation	1,547	5,688		4,861	1,256	2,650
Other accounts payable and accrued liabilities	14,035	488,947		1,258,638	19,264	127,462
Total liabilities	164,956	40,687,764		14,944,960	223,175	7,138,884
NET ASSETS	$40,185,568	$687,915,584		$612,579,252	$18,655,850	$209,990,766
COMPOSITION OF NET ASSETS
Paid in capital	$35,691,751	$604,676,415		$572,236,710	$18,504,075	$167,092,574
Undistributed net investment income (loss)	(12,375)	1,135,233		(1,869,382)	(59,292)	166,876
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	1,354,118	17,305,282		(3,988,579)	(871,889)	7,802,924
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	3,152,074	64,798,654	*	46,200,503 *	1,082,956	34,928,392
NET ASSETS	$40,185,568	$687,915,584		$612,579,252	$18,655,850	$209,990,766
CLASS A SHARES†
Net assets applicable to shares outstanding	$30,717,981	$231,786,577		$148,809,660	$8,472,116	$76,709,050
Shares outstanding	2,574,039	12,719,567		10,723,703	847,077	5,726,780
Net asset value and redemption price per share	$11.93	$18.22		$13.88	$10.00	$13.39
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$12.52	$19.13		$14.57	$10.50	$14.06
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$1,594,069		$586,369	$—	$701,785
Shares outstanding	—	93,683		43,859	—	55,425
Net asset value and redemption price per share	$—	$17.02		$13.37	$—	$12.66
CLASS C SHARES†**
Net assets applicable to shares outstanding	$753,123	$52,938,131		$43,242,920	$322,558	$24,632,166
Shares outstanding	63,925	3,115,211		3,235,516	32,396	1,950,185
Net asset value and redemption price per share	$11.78	$16.99		$13.37	$9.96	$12.63
CLASS I SHARES†
Net assets applicable to shares outstanding	$8,595,587	$388,180,254		$418,128,591	$9,760,968	$99,895,516
Shares outstanding	717,082	20,989,927		29,963,478	974,372	7,362,050
Net asset value and redemption price per share	$11.99	$18.49		$13.95	$10.02	$13.57
CLASS R SHARES†
Net assets applicable to shares outstanding	$118,877	$13,416,553		$1,811,712	$100,208	$8,052,249
Shares outstanding	10,002	749,038		131,564	10,017	614,152
Net asset value and redemption price per share	$11.89	$17.91		$13.77	$10.00	$13.11

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $186,197 and $987,467, respectively.

138	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     April 30, 2015 (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
ASSETS
Investments in securities, at cost	$2,403,415,791	$401,526,546	$1,271,192,860	$8,948,255	$74,054,176
Investment in securities, at value	$2,855,509,347	$429,774,222	$1,344,310,503	$9,036,469	$76,336,147
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	14,348	—	—	15,636	17,422
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $2)	—	—	—	2	—
Unrealized appreciation on forward foreign currency contracts	53,397	15,625	30,378	—	—
Receivables:
Accrued interest and dividends	6,467,251	1,620,698	4,970,523	35,740	622,764
Investments sold	752,595	8,073,045	24,904,290	—	3,109,289
Fund shares sold	1,546,931	157,414	1,866,436	6,965,672	91,708
Prepaid expenses	181,313	61,985	107,035	4,253	25,555
Deferred offering costs	—	—	—	165,685	—
Other assets	436,002	170,399	229,540	403	71,963
Total assets	2,864,961,184	439,873,388	1,376,418,705	16,223,860	80,274,848
LIABILITIES
Due to custodian bank	—	2,628,642	—	—	—
Collateral for securities loaned	66,137,705	13,194,745	80,599,565	—	1,132,038
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $168,568)	—	—	179,400	—	—
Unrealized depreciation on forward foreign currency contracts	—	336,236	834,907	—	—
Payables:
Investments purchased	—	1,450,852	33,708,595	596,248	1,997,440
Fund shares redeemed	6,583,477	553,733	3,194,083	6,719	139,248
Dividends payable	—	—	—	—	16,151
Affiliates:
Investment advisory fees	1,572,522	347,759	745,467	5,802	35,307
Distribution fees	70,064	9,380	23,328	81	1,636
Deferred compensation to trustees	436,002	170,399	229,540	403	71,963
Financial accounting fees	26,723	3,998	12,095	78	738
Trustees’ fees and officer compensation	18,975	4,219	9,023	427	1,884
Other accounts payable and accrued liabilities	901,070	145,967	303,697	114,394	34,561
Total liabilities	75,746,538	18,845,930	119,839,700	724,152	3,430,966
NET ASSETS	$2,789,214,646	$421,027,458	$1,256,579,005	$15,499,708	$76,843,882
COMPOSITION OF NET ASSETS
Paid in capital	$2,227,278,142	$377,637,222	$1,097,616,050	$15,273,731	$73,889,040
Undistributed net investment income (loss)	(6,741,980)	1,115,598	(7,658,183)	49,020	(267,021)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	116,531,531	14,329,272	94,324,258	89,458	939,892
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	452,146,953	27,945,366	72,296,880	87,499	2,281,971
NET ASSETS	$2,789,214,646	$421,027,458	$1,256,579,005	$15,499,708	$76,843,882
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,194,218,454	$125,501,254	$453,719,342	$4,709,541	$45,296,314
Shares outstanding	37,445,332	14,170,295	25,568,694	452,226	4,256,351
Net asset value and redemption price per share	$31.89	$8.86	$17.75	$10.41	$10.64
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$33.48	$9.30	$18.64	$10.93	$11.05	#
CLASS B SHARES†**
Net assets applicable to shares outstanding	$13,579,539	$3,325,314	$7,772,123	$—	$1,346,517
Shares outstanding	358,572	368,822	344,900	—	126,569
Net asset value and redemption price per share	$37.87	$9.02	$22.53	$—	$10.64
CLASS C SHARES†**
Net assets applicable to shares outstanding	$943,453,988	$133,555,878	$299,592,800	$247,106	$17,031,315
Shares outstanding	29,464,971	16,471,328	17,031,109	23,785	1,601,025
Net asset value and redemption price per share	$32.02	$8.11	$17.59	$10.39	$10.64
CLASS I SHARES†
Net assets applicable to shares outstanding	$621,119,145	$157,050,210	$493,232,996	$10,439,002	$12,937,490
Shares outstanding	20,078,952	17,326,566	30,541,699	1,001,241	1,216,016
Net asset value and redemption price per share	$30.93	$9.06	$16.15	$10.43	$10.64
CLASS R SHARES†
Net assets applicable to shares outstanding	$16,843,520	$1,594,802	$2,261,744	$104,059	$232,246
Shares outstanding	531,991	182,057	127,876	10,000	21,828
Net asset value and redemption price per share	$31.66	$8.76	$17.69	$10.41	$10.64

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	139

Statements of Assets and Liabilities     April 30, 2015 (Unaudited)

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$156,393,750	$3,853,735,194	$11,174,704	$95,259,072
Investment in securities, at value	$156,655,986	$4,022,740,279	$11,152,886	$100,916,624
Restricted cash for short positions (interest bearing)	—	967,154,407	—	24,439,840
Due from investment advisor	—	—	15,117	—
Restricted foreign currency for short positions (cost $8,368,841, $3,584,702)	—	7,285,712	—	3,110,276
Foreign currency	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Accrued interest and dividends	2,178,739	12,670,537	10,116	75,674
Investments sold	389,629	18,142,866	14,893	1,569,170
Fund shares sold	303,908	8,390,209	5,108	95,913
Prepaid expenses	42,099	270,382	4,458	27,067
Deferred offering costs	—	—	165,685	—
Other assets	115,926	238,345	409	10,988
Total assets	159,686,287	5,036,892,737	11,368,672	130,245,552
LIABILITIES
Due to custodian bank	—	1,177,081	—	—
Collateral for securities loaned	11,199,445	120,143,087	—	392,800
Securities sold short, at value (proceeds $836,191,209, $23,894,838)	—	927,925,240	—	25,960,144
Options written, at value (premium $24,480,848, $111,569, $311,875)	—	21,791,438	68,130	337,927
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Investments purchased	1,332,121	18,217,931	18,506	1,277,601
Fund shares redeemed	351,501	7,194,784	—	185,770
Dividends payable	48,465	—	—	—
Affiliates:
Investment advisory fees	91,026	2,205,167	6,850	105,355
Distribution fees	2,764	34,854	86	849
Deferred compensation to trustees	115,926	238,345	409	10,988
Financial accounting fees	1,395	37,913	105	969
Trustees’ fees and officer compensation	2,404	24,806	384	2,009
Other accounts payable and accrued liabilities	58,764	1,138,673	108,574	40,493
Total liabilities	13,203,811	1,100,129,319	203,044	28,314,905
NET ASSETS	$146,482,476	$3,936,763,418	$11,165,628	$101,930,647
COMPOSITION OF NET ASSETS
Paid in capital	$148,707,530	$3,835,695,962	$11,103,384	$97,883,760
Undistributed net investment income (loss)	(285,896)	9,428,785	25,733	(571,827)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(2,201,394)	12,761,325	14,890	1,526,953
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	262,236	78,877,346	21,621	3,091,761
NET ASSETS	$146,482,476	$3,936,763,418	$11,165,628	$101,930,647
CLASS A SHARES†
Net assets applicable to shares outstanding	$93,682,617	$1,148,771,534	$5,568,756	$36,394,685
Shares outstanding	10,187,341	87,580,278	554,409	3,349,752
Net asset value and redemption price per share	$9.20	$13.12	$10.04	$10.86
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$9.66	$13.77	$10.54	$11.40
CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,289,543	$3,158,604	$—	$—
Shares outstanding	132,824	227,557	—	—
Net asset value and redemption price per share	$9.71	$13.88	$—	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$25,452,952	$339,682,967	$100,195	$6,260,114
Shares outstanding	2,649,260	25,508,247	10,000	583,841
Net asset value and redemption price per share	$9.61	$13.32	$10.02	$10.72
CLASS I SHARES†
Net assets applicable to shares outstanding	$25,897,652	$2,436,964,948	$5,396,317	$59,165,475
Shares outstanding	2,816,254	187,726,840	536,824	5,421,745
Net asset value and redemption price per share	$9.20	$12.98	$10.05	$10.91
CLASS R SHARES†
Net assets applicable to shares outstanding	$159,712	$8,185,365	$100,360	$110,373
Shares outstanding	17,394	626,361	10,000	10,199
Net asset value and redemption price per share	$9.18	$13.07	$10.04	$10.82

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

140	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2015 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$1,075,339	$—	$25,342	$—	$—
Dividends	16,552,238	1,030,402	388,585	79,681	579,958
Securities lending income	1,206,972	38,042	3,608	28,473	14,489
Dividend taxes withheld	(12,939)	—	—	(797)	—
Total investment income	18,821,610	1,068,444	417,535	107,357	594,447

EXPENSES
Investment advisory fees	13,898,922	427,992	326,889	236,304	167,644
Distribution fees
Class A	2,037,270	62,923	24,457	38,017	31,854
Class B	155,151	1,488	2,210	8,517	—
Class C	4,505,146	41,601	71,885	12,809	2,541
Class R	24,855	370	548	4,625	271
Transfer agent fees	2,357,556	41,756	23,707	13,659	7,623
Printing and mailing fees	311,971	5,350	3,585	2,023	1,771
Financial accounting fees	189,270	4,927	3,762	2,719	1,929
Accounting fees	92,515	10,950	10,189	11,293	9,899
Registration fees	76,874	33,897	27,571	30,626	24,035
Trustees’ fees and officer compensation	73,552	7,359	6,773	6,380	6,149
Audit fees	71,279	6,425	6,053	5,638	5,368
Legal fees	69,505	11,258	6,686	6,247	9,404
Custodian fees	54,243	4,555	5,462	4,730	3,320
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	—	—
Other	93,039	7,124	7,099	4,470	3,735
Total expenses	24,011,148	667,975	526,876	388,057	275,543
Less expense reductions	—	(176,400)	(133,576)	(28,708)	(56,467)
Net expenses	24,011,148	491,575	393,300	359,349	219,076
NET INVESTMENT INCOME (LOSS)	(5,189,538)	576,869	24,235	(251,992)	375,371

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	419,698,322	6,372,510	8,209,610	1,438,143	646,916
Purchased options	—	(83,311)	(37,290)	—	(31,824)
Foreign currency transactions	3,974,151	—	8,046	—	—
Written options	942,581	(6,126)	41,881	—	(75)
Short positions	—	(73,203)	—	—	(51,745)
Change in net unrealized appreciation/(depreciation) on:
Investments	(217,878,724)	(7,149,860)	(5,037,475)	1,426,855	(755,036)
Purchased options	—	—	—	—	—
Foreign currency translations	(1,013,169)	—	7,764	—	—
Written options	(41,588)	40,594	—	—	14,001
Short positions	—	—	—	—	—
NET GAIN (LOSS)	205,681,573	(899,396)	3,192,536	2,864,998	(177,763)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$200,492,035	$(322,527)	$3,216,771	$2,613,006	$197,608

See accompanying Notes to Financial Statements	www.calamos.com	141

Statements of Operations    Six Months Ended April 30, 2015 (Unaudited)

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
INVESTMENT INCOME
Interest	$—	$—		$1,153,339		$—	$5,374
Dividends	169,521	6,158,610		3,463,926		112,110	1,444,913
Securities lending income	54,989	69,402		27,683		842	9,103
Dividend taxes withheld	(710)	(624,107)		(295,466)		(12,992)	(101,591)
Total investment income	223,800	5,603,905		4,349,482		99,960	1,357,799

EXPENSES
Investment advisory fees	221,123	2,863,752		3,244,805		95,074	846,900
Distribution fees
Class A	42,270	292,847		185,471		9,507	101,233
Class B	—	9,308		2,908		—	5,195
Class C	3,637	268,240		210,943		1,513	127,720
Class R	290	35,865		3,933		236	20,167
Transfer agent fees	7,868	499,558		463,353		5,606	148,271
Printing and mailing fees	1,946	41,102		58,405		2,445	36,789
Financial accounting fees	2,544	39,792		34,212		995	12,174
Accounting fees	10,062	27,313		25,033		9,129	15,936
Registration fees	26,307	41,760		55,604		20,471	31,414
Trustees’ fees and officer compensation	6,464	19,931		19,122		7,212	9,445
Audit fees	5,560	19,731		14,138		5,273	9,474
Legal fees	6,877	39,292		16,205		4,073	7,958
Custodian fees	5,471	114,180		188,723		19,104	23,456
Dividend or interest expense on short positions	—	—		—		—	—
Offering costs and organizational fees	—	—		—		—	—
Other	3,448	26,805		29,961		4,464	14,717
Total expenses	343,867	4,339,476		4,552,816		185,102	1,410,849
Less expense reductions	(76,549)	—		—		(44,198)	—
Net expenses	267,318	4,339,476		4,552,816		140,904	1,410,849
NET INVESTMENT INCOME (LOSS)	(43,518)	1,264,429		(203,334)		(40,944)	(53,050)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,600,858	16,188,171	(a)	(8,998,015	)(a)	(576,597)	7,547,676
Purchased options	—	59,824		127,759		4,108	24,432
Foreign currency transactions	88,195	1,057,347		4,487,500		(5,917)	292,358
Written options	6,761	—		—		—	—
Short positions	—	—		—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	571,591	26,031,763	(b)	25,572,534	(b)	1,074,785	6,473,041
Purchased options	—	—		—		—	—
Foreign currency translations	(11,198)	(1,931,822)		(1,975,013)		(51)	(313,615)
Written options	—	—		—		—	—
Short positions	—	—		—		—	—
NET GAIN (LOSS)	2,256,207	41,405,283		19,214,765		496,328	14,023,892
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,212,689	$42,669,712		$19,011,431		$455,384	$13,970,842

(a)	Net of foreign capital gains tax of $208,878 and $131,189, respectively.
(b)	Net of change of $275,906 and $230,035, respectively in deferred capital gains tax.

142	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2015 (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND(a)	TOTAL RETURN BOND FUND
INVESTMENT INCOME
Interest	$16,487,276	$3,490,105	$16,259,706	$63,184	$1,500,991
Dividends	25,286,147	2,384,656	6,458,259	13,274	499
Securities lending income	110,514	36,188	237,743	—	1,911
Dividend taxes withheld	—	(122,438)	—	1	—
Total investment income	41,883,937	5,788,511	22,955,708	76,459	1,503,401

EXPENSES
Investment advisory fees	9,774,050	2,187,530	4,597,020	18,569	236,388
Distribution fees
Class A	1,551,426	164,832	587,673	2,723	66,814
Class B	79,809	19,779	44,662	—	7,897
Class C	4,853,369	687,938	1,533,276	517	87,112
Class R	45,591	4,044	6,126	168	563
Transfer agent fees	1,616,631	255,370	638,678	2,963	46,458
Printing and mailing fees	201,284	31,671	70,940	1,320	6,393
Financial accounting fees	166,492	25,179	74,818	251	4,947
Accounting fees	84,591	23,167	44,385	6,356	13,000
Registration fees	58,305	39,788	54,602	—	30,716
Trustees’ fees and officer compensation	67,095	14,564	34,568	3,000	7,021
Audit fees	58,357	14,200	26,742	2,880	6,516
Legal fees	58,324	28,643	28,209	2,040	7,226
Custodian fees	37,185	26,181	12,649	5,400	3,795
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	36,160	—
Other	73,048	21,252	32,543	2,952	11,199
Total expenses	18,725,557	3,544,138	7,786,891	85,299	536,045
Less expense reductions	—	—	—	(57,860)	(94,292)
Net expenses	18,725,557	3,544,138	7,786,891	27,439	441,753
NET INVESTMENT INCOME (LOSS)	23,158,380	2,244,373	15,168,817	49,020	1,061,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	96,971,989	11,833,727	62,576,683	16,208	1,267,352
Purchased options	3,108,166	322,124	13,936,333	69,396	—
Foreign currency transactions	2,422,433	539,678	2,803,429	3,854	—
Written options	—	—	886,356	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(62,490,286)	5,104,915	(60,456,129)	94,148	(617,599)
Purchased options	(5,055,156)	(1,008,200)	(14,460,344)	(5,934)	—
Foreign currency translations	(36,944)	(316,086)	(891,197)	(715)	—
Written options	—	—	(355,423)	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	34,920,202	16,476,158	4,039,708	176,957	649,753
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,078,582	$18,720,531	$19,208,525	$225,977	$1,711,401

(a)	Global Convertible Fund commenced operations on December 31, 2014.

See accompanying Notes to Financial Statements	www.calamos.com	143

Statements of Operations    Six Months Ended April 30, 2015 (Unaudited)

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND(a)	LONG/SHORT FUND
INVESTMENT INCOME
Interest	$4,429,903	$34,771,984	$—	$468
Dividends	90,391	21,180,800	65,468	545,251
Securities lending income	19,110	221,739	—	15,762
Dividend taxes withheld	—	—	—	—
Total investment income	4,539,404	56,174,523	65,468	561,481

EXPENSES
Investment advisory fees	559,219	13,665,331	26,186	708,496
Distribution fees
Class A	122,063	1,515,726	4,330	47,658
Class B	8,074	18,594	—	—
Class C	132,550	1,711,162	327	31,916
Class R	450	20,038	164	271
Transfer agent fees	81,634	2,366,890	2,968	43,673
Printing and mailing fees	10,627	240,867	1,440	6,207
Financial accounting fees	8,583	235,400	402	6,524
Accounting fees	15,379	151,929	6,418	11,019
Registration fees	32,651	104,026	—	31,824
Trustees’ fees and officer compensation	8,597	97,304	3,000	8,295
Audit fees	8,475	67,750	2,880	5,997
Legal fees	8,724	84,561	2,040	6,701
Custodian fees	5,401	79,830	4,320	14,004
Dividend or interest expense on short positions	—	2,821,257	—	299,087
Offering costs and organizational fees	—	—	36,160	—
Other	12,089	138,794	2,760	4,716
Total expenses	1,014,516	23,319,459	93,395	1,226,388
Less expense reductions	—	—	(53,660)	—
Net expenses	1,014,516	23,319,459	39,735	1,226,388
NET INVESTMENT INCOME (LOSS)	3,524,888	32,855,064	25,733	(664,907)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,659,078)	60,634,316	26,721	269,038
Purchased options	—	(45,362,798)	(153,073)	145,991
Foreign currency transactions	—	(22,342)	—	(6,167)
Written options	—	(31,204,567)	141,242	298,429
Short positions	—	(20,582,560)	—	1,390,046
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,230,518)	29,026,244	(11,706)	676,406
Purchased options	—	11,102,837	(10,112)	(61,950)
Foreign currency translations	—	(560,522)	—	(266,670)
Written options	—	39,180,596	43,439	(46,699)
Short positions	—	(10,938,205)	—	(592,805)
NET GAIN (LOSS)	(3,889,596)	31,272,999	36,511	1,805,619
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(364,708)	$64,128,063	$62,244	$1,140,712

(a)	Hedged Equity Income Fund commenced operations December 31, 2014.

144	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(5,189,538)	$(22,580,354)	$576,869	$1,286,323	$24,235	$(213,187)
Net realized gain (loss)	424,615,054	737,769,087	6,209,870	7,981,689	8,222,247	10,204,758
Change in unrealized appreciation/(depreciation)	(218,933,481)	(210,834,316)	(7,109,266)	(1,359,198)	(5,029,711)	(2,530,005)
Net increase (decrease) in net assets resulting from operations	200,492,035	504,354,417	(322,527)	7,908,814	3,216,771	7,461,566

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(502,337)	(694,484)	—	(29,408)
Class B	—	—	—	(1,818)	—	—
Class C	—	—	(17,709)	(65,180)	—	—
Class I	—	—	(360,195)	(250,952)	—	(92,898)
Class R	—	—	(1,193)	(929)	—	—
Net realized gains
Class A	(334,486,283)	(558,239,074)	(3,570,562)	(5,427,315)	(1,885,461)	—
Class B	(6,995,647)	(20,551,728)	(22,490)	(79,512)	(44,044)	—
Class C	(223,372,174)	(313,752,235)	(636,667)	(748,482)	(1,433,556)	—
Class I	(134,935,100)	(229,597,726)	(1,911,869)	(1,585,880)	(2,877,179)	—
Class R	(2,037,555)	(2,670,144)	(10,016)	(9,466)	(20,197)	—
Return of capital
Class A	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(701,826,759)	(1,124,810,907)	(7,033,038)	(8,864,018)	(6,260,437)	(122,306)

CAPITAL SHARE TRANSACTIONS	178,806,161	(336,219,913)	(19,056,293)	(7,595,737)	4,074,091	(8,868,607)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(322,528,563)	(956,676,403)	(26,411,858)	(8,550,941)	1,030,425	(1,529,347)

NET ASSETS
Beginning of period	$3,484,476,428	$4,441,152,831	$101,021,429	$109,572,370	$64,627,071	$66,156,418
End of period	3,161,947,865	3,484,476,428	74,609,571	101,021,429	65,657,496	64,627,071
Undistributed net investment income (loss)	$(2,257,734)	$2,931,804	$463,336	$767,901	$77,766	$53,531

See accompanying Notes to Financial Statements	www.calamos.com	145

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(251,992)	$(519,564)	$375,371	$1,368,926	$(43,518)	$(218,150)
Net realized gain (loss)	1,438,143	6,704,516	563,272	372,679	1,695,814	(304,230)
Change in unrealized appreciation/(depreciation)	1,426,855	(740,542)	(741,035)	462,096	560,393	2,351,400
Net increase (decrease) in net assets resulting from operations	2,613,006	5,444,410	197,608	2,203,701	2,212,689	1,829,020

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(362,247)	(476,475)	—	(4,021)
Class B	—	—	—	—	—	—
Class C	—	—	(4,913)	(3,693)	—	—
Class I	—	—	(114,838)	(155,141)	—	(4,014)
Class R	—	—	(1,440)	(1,592)	—	—
Net realized gains
Class A	(2,749,737)	(4,234,941)	(319,688)	(64,701)	—	(1,526)
Class B	(162,339)	(232,562)	—	—	—	—
Class C	(244,677)	(375,617)	(4,968)	(729)	—	(12)
Class I	(970,172)	(1,398,357)	(96,682)	(19,232)	—	(574)
Class R	(171,966)	(251,178)	(1,326)	(258)	—	(8)
Return of capital
Class A	—	—	—	—	—	(11)
Class I	—	—	—	—	—	(11)
Total distributions	(4,298,891)	(6,492,655)	(906,102)	(721,821)	—	(10,177)

CAPITAL SHARE TRANSACTIONS	2,632,964	863,360	(3,634,420)	1,565,128	(9,565,554)	25,159,893
TOTAL INCREASE (DECREASE) IN NET ASSETS	947,079	(184,885)	(4,342,914)	3,047,008	(7,352,865)	26,978,736

NET ASSETS
Beginning of period	$47,574,609	$47,759,494	$36,911,827	$33,864,819	$47,538,433	$20,559,697
End of period	48,521,688	47,574,609	32,568,913	36,911,827	40,185,568	47,538,433
Undistributed net investment income (loss)	$(324,060)	$(72,068)	$568,401	$676,468	$(12,375)	$31,143

146	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	PERIOD ENDED OCTOBER 31, 2014*
OPERATIONS
Net investment income (loss)	$1,264,429	$4,163,624	$(203,334)	$3,139,061	$(40,944)	$41,684
Net realized gain (loss)	17,305,342	95,194,298	(4,382,756)	12,761,694	(578,406)	(304,414)
Change in unrealized appreciation/(depreciation)	24,099,941	(90,456,725)	23,597,521	(23,918,187)	1,074,734	8,222
Net increase (decrease) in net assets resulting from operations	42,669,712	8,901,197	19,011,431	(8,017,432)	455,384	(254,508)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(1,474,327)	(307,138)	(102,330)	(41,567)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	(3,174,460)	(2,034,410)	(923,825)	(61,523)	—
Class R	—	(40,645)	—	—	(156)	—
Net realized gains
Class A	(26,448,259)	—	(3,433,350)	(1,437,516)	—	—
Class B	(242,569)	—	(13,442)	(14,719)	—	—
Class C	(6,563,935)	—	(1,003,187)	(311,938)	—	—
Class I	(43,201,700)	—	(8,919,021)	(2,656,170)	—	—
Class R	(1,648,974)	—	(32,328)	(15,858)	—	—
Return of capital
Class A	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(78,105,437)	(4,689,432)	(15,742,876)	(5,462,356)	(103,246)	—

CAPITAL SHARE TRANSACTIONS	(18,241,971)	(183,336,549)	(42,252,625)	151,229,636	2,856,483	15,701,737
TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,677,696)	(179,124,784)	(38,984,070)	137,749,848	3,208,621	15,447,229

NET ASSETS
Beginning of period	$741,593,280	$920,718,064	$651,563,322	$513,813,474	$15,447,229	$—
End of period	687,915,584	741,593,280	612,579,252	651,563,322	18,655,850	15,447,229
Undistributed net investment income (loss)	$1,135,233	$(129,196)	$(1,869,382)	$675,500	$(59,292)	$84,898

*	Emerging Market Equity commenced operations on December 31, 2013.

See accompanying Notes to Financial Statements	www.calamos.com	147

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(53,050)	$(246,342)	$23,158,380	$50,472,535	$2,244,373	$4,959,034
Net realized gain (loss)	7,864,466	59,594,689	102,502,588	330,742,423	12,695,529	82,182,781
Change in unrealized appreciation/(depreciation)	6,159,426	(38,674,942)	(67,582,386)	(72,957,107)	3,780,629	(59,103,330)
Net increase (decrease) in net assets resulting from operations	13,970,842	20,673,405	58,078,582	308,257,851	18,720,531	28,038,485

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(849,768)	(9,389,170)	(34,093,049)	(549,399)	(4,854,837)
Class B	—	—	(30,709)	(560,141)	—	(125,709)
Class C	—	—	(3,640,468)	(10,751,288)	—	(2,971,428)
Class I	—	(1,047,636)	(5,913,372)	(17,953,025)	(1,008,993)	(6,086,968)
Class R	—	(44,278)	(116,247)	(387,064)	(3,985)	(34,861)
Net realized gains
Class A	(16,689,799)	(2,386,305)	(136,678,722)	(138,834,231)	(23,384,613)	(29,539,610)
Class B	(228,886)	(51,337)	(1,585,363)	(3,497,795)	(715,924)	(1,441,922)
Class C	(5,599,563)	(613,953)	(105,660,707)	(95,532,118)	(26,044,532)	(28,499,801)
Class I	(18,756,109)	(2,063,076)	(73,482,783)	(58,434,064)	(27,529,458)	(33,164,954)
Class R	(1,686,163)	(168,513)	(1,953,757)	(1,980,893)	(278,726)	(244,791)
Return of capital
Class A	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(42,960,520)	(7,224,866)	(338,451,298)	(362,023,668)	(79,515,630)	(106,964,881)

CAPITAL SHARE TRANSACTIONS	11,185,576	(195,729,870)	17,283,141	(341,313,573)	(4,442,456)	(76,063,619)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,804,102)	(182,281,331)	(263,089,575)	(395,079,390)	(65,237,555)	(154,990,015)

NET ASSETS
Beginning of period	$227,794,868	$410,076,199	$3,052,304,221	$3,447,383,611	$486,265,013	$641,255,028
End of period	209,990,766	227,794,868	2,789,214,646	3,052,304,221	421,027,458	486,265,013
Undistributed net investment income (loss)	$166,876	$219,926	$(6,741,980)	$(10,810,394)	$1,115,598	$433,602

148	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) PERIOD ENDED APRIL 30, 2015[1]	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$15,168,817	$27,815,452	$49,020	$1,061,648	$2,963,974
Net realized gain (loss)	80,202,801	77,664,106	89,458	1,267,352	2,266,974
Change in unrealized appreciation/(depreciation)	(76,163,093)	(568,367)	87,499	(617,599)	(761,956)
Net increase (decrease) in net assets resulting from operations	19,208,525	104,911,191	225,977	1,711,401	4,468,992

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(6,053,798)	(20,564,576)	—	(798,744)	(3,992,366)
Class B	(53,466)	(178,661)	—	(17,577)	(178,947)
Class C	(2,829,961)	(8,351,790)	—	(192,617)	(954,511)
Class I	(7,974,679)	(19,867,745)	—	(210,955)	(1,623,053)
Class R	(26,470)	(100,499)	—	(3,035)	(51,821)
Net realized gains
Class A	(22,983,932)	(34,701,406)	—	(670,900)	(339,398)
Class B	(361,425)	(629,103)	—	(19,196)	(19,414)
Class C	(15,095,422)	(22,464,315)	—	(203,184)	(97,491)
Class I	(27,856,761)	(26,235,143)	—	(144,935)	(165,178)
Class R	(115,733)	(184,985)	—	(2,543)	(6,611)
Return of capital
Class A	—	—	—	—	—
Class I	—	—	—	—	—
Total distributions	(83,351,647)	(133,278,223)	—	(2,263,686)	(7,428,790)

CAPITAL SHARE TRANSACTIONS	(54,234,638)	198,930,703	15,273,731	(23,168,367)	(64,806,114)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,377,760)	170,563,671	15,499,708	(23,720,652)	(67,765,912)

NET ASSETS
Beginning of period	$1,374,956,765	$1,204,393,094	$—	$100,564,534	$168,330,446
End of period	1,256,579,005	1,374,956,765	15,499,708	76,843,882	100,564,534
Undistributed net investment income (loss)	$(7,658,183)	$(5,888,626)	$49,020	$(267,021)	$(105,741)

1	Global Convertible Fund commenced operations on December 31, 2014.

See accompanying Notes to Financial Statements	www.calamos.com	149

Statements of Changes in Net Assets

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014	(UNAUDITED) PERIOD ENDED APRIL 30, 2015[2]
OPERATIONS
Net investment income (loss)	$3,524,888	$11,488,380	$32,855,064	$47,166,282	$25,733
Net realized gain (loss)	(1,659,078)	8,261,670	(36,537,951)	55,651,180	14,890
Change in unrealized appreciation/(depreciation)	(2,230,518)	(7,253,066)	67,810,950	16,433,656	21,621
Net increase (decrease) in net assets resulting from operations	(364,708)	12,496,984	64,128,063	119,251,118	62,244

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,623,112)	(10,016,160)	(6,634,151)	(13,925,582)	—
Class B	(36,423)	(121,002)	(2,151)	(12,236)	—
Class C	(603,900)	(1,481,953)	(604,312)	(884,774)	—
Class I	(686,354)	(1,489,891)	(17,801,619)	(23,624,478)	—
Class R	(4,751)	(10,433)	(33,952)	(45,966)	—
Net realized gains
Class A	(2,495,790)	(3,754,356)	(12,913,256)	(27,945,831)	—
Class B	(45,543)	(59,311)	(39,864)	(154,437)	—
Class C	(687,431)	(619,759)	(3,594,843)	(5,789,060)	—
Class I	(615,285)	(470,722)	(27,320,322)	(32,685,336)	—
Class R	(4,908)	(3,752)	(86,045)	(106,077)	—
Return of capital
Class A	—	—	—	—	—
Class I	—	—	—	—	—
Total distributions	(7,803,497)	(18,027,339)	(69,030,515)	(105,173,777)	—

CAPITAL SHARE TRANSACTIONS	(34,086,753)	(70,303,582)	(244,130,514)	939,297,704	11,103,384
TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,254,958)	(75,833,937)	(249,032,966)	953,375,045	11,165,628

NET ASSETS
Beginning of period	$188,737,434	$264,571,371	$4,185,796,384	$3,232,421,339	$—
End of period	146,482,476	188,737,434	3,936,763,418	4,185,796,384	11,165,628
Undistributed net investment income (loss)	$(285,896)	$143,756	$9,428,785	$1,649,906	$25,733

2	Hedged Equity Income Fund commenced operations December 31, 2014.

150	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(664,907)	$(677,764)
Net realized gain (loss)	2,097,337	2,296,374
Change in unrealized appreciation/(depreciation)	(291,718)	2,569,782
Net increase (decrease) in net assets resulting from operations	1,140,712	4,188,392

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(193,717)
Class B	—	—
Class C	—	(7,374)
Class I	—	(248,363)
Class R	—	(590)
Net realized gains
Class A	(470,012)	(49,216)
Class B	—	—
Class C	(77,702)	(2,181)
Class I	(935,646)	(104,959)
Class R	(1,308)	(294)
Return of capital
Class A	—	—
Class I	—	—
Total distributions	(1,484,668)	(606,694)

CAPITAL SHARE TRANSACTIONS	(27,699,294)	80,215,423
TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,043,250)	83,797,121

NET ASSETS
Beginning of period	$129,973,897	$46,176,776
End of period	101,930,647	129,973,897
Undistributed net investment income (loss)	$(571,827)	$93,080

See accompanying Notes to Financial Statements	www.calamos.com	151

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of nineteen series, Growth Fund, Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund (commenced operations on December 31, 2014), Total Return Bond Fund, High Income Fund, Market Neutral Income Fund, Hedged Equity Income Fund (commenced operations on December 31, 2014) and Long/Short Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market

152	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day Fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

www.calamos.com	153

Notes to Financial Statements    (Unaudited)

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 – 2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, FOCUS GROWTH FUND, DIVIDEND GROWTH FUND, MID CAP GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	LONG/SHORT FUND ANNUAL RATE	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.85%	0.75%	1.25%	1.00%

Next $500 million	0.80%	0.70%	1.20%	0.90%

Over $1 billion	0.75%	0.65%	1.15%	0.80%

Pursuant to an investment advisory agreement with Calamos Advisors, Global Convertible Fund and Hedged Equity Income Fund each pay a monthly investment advisory fee based on the average daily net assets of the each Fund at the annual rate of 0.85% and 0.75%, respectively.

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

154	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Convertible Fund	1.35%	—	2.10%	1.10%	1.60%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Hedged Equity Income Fund	1.25%	—	2.00%	1.00%	1.50%
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

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Notes to Financial Statements    (Unaudited)

These agreements are binding on Calamos Advisors through March 1, 2017.

For the period ended April 30, 2015, the Funds waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$176,400
Focus Growth Fund	133,576
Discovery Growth Fund	28,708
Dividend Growth Fund	56,467
Mid Cap Growth Fund	76,549
Emerging Market Equity Fund	44,198
Global Convertible Fund	57,860
Total Return Bond Fund	94,292
Hedged Equity Income Fund	53,660

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2015, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$43,677
Opportunistic Value Fund	1,440
Focus Growth Fund	1,991
Discovery Growth Fund	1,623
Dividend Growth Fund	328
Mid Cap Growth Fund	29
International Growth Fund	5,616
Evolving World Growth Fund	9,809
Emerging Market Equity Fund	54
Global Equity Fund	4,039
Growth and Income Fund	45,325
Global Growth and Income Fund	4,381
Convertible Fund	51,292
Global Convertible Fund	1,460
Total Return Bond Fund	560
High Income Fund	2,012
Market Neutral Income Fund	23,983
Hedged Equity Income Fund	339
Long/Short Fund	2,807

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp.

156	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

As of April 30, 2015, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Discovery Growth Fund	51%
Emerging Market Equity Fund	77
Global Convertible Fund	34
Hedged Equity Fund	90

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At April 30, 2015, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$850,191
Opportunistic Value Fund	103,711
Focus Growth Fund	96,053
Discovery Growth Fund	37,586
Dividend Growth Fund	9,972
Mid Cap Growth Fund	10,006
International Growth Fund	106,315
Evolving World Growth Fund	61,562
Emerging Market Equity Fund	8,472
Global Equity Fund	69,991
Growth and Income Fund	436,002
Global Growth and Income Fund	170,399
Convertible Fund	229,540
Global Convertible Fund	403
Total Return Bond Fund	71,963
High Income Fund	115,926
Market Neutral Income Fund	238,345
Hedged Equity Income Fund	409
Long/Short Fund	10,988

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2015.

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Notes to Financial Statements    (Unaudited)

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2015 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
Fund	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$0	$959,509,455	$0	$1,572,813,210
Opportunistic Value Fund	0	81,389,939	0	107,737,445
Focus Growth Fund	0	54,779,262	0	57,743,638
Discovery Growth Fund	0	20,916,617	0	24,122,851
Dividend Growth Fund	0	24,259,687	0	30,005,869
Mid Cap Growth Fund	0	14,864,272	0	25,692,381
International Growth Fund	0	268,200,846	0	355,852,015
Evolving World Growth Fund	0	182,533,604	0	236,500,609
Emerging Market Equity Fund	0	7,757,337	0	5,191,602
Global Equity Fund	0	58,278,472	0	88,030,953
Growth and Income Fund	0	426,024,451	0	669,495,038
Global Growth and Income Fund	0	117,368,656	0	194,232,210
Convertible Fund	0	466,792,472	0	581,701,769
Global Convertible Fund	0	7,609,853	0	206,222
Total Return Bond Fund	12,935,246	16,120,430	6,085,647	47,386,559
High Income Fund	0	52,889,865	0	86,661,165
Market Neutral Income Fund	0	885,295,452	0	1,305,939,414
Hedged Equity Income Fund	0	12,317,500	0	1,301,564
Long/Short Fund	0	73,197,004	0	104,181,597

The following information is presented on a federal income tax basis as of April 30, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2015 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$2,473,380,585	$838,921,835	$(32,365,074)	$806,556,761
Opportunistic Value Fund	72,764,144	3,614,216	(1,705,848)	1,908,368
Focus Growth Fund	56,653,675	10,915,999	(1,312,901)	9,603,098
Discovery Growth Fund	47,121,033	4,757,282	(1,567,550)	3,189,732
Dividend Growth Fund	30,949,398	1,995,392	(434,194)	1,561,198
Mid Cap Growth Fund	36,977,878	4,286,317	(1,106,707)	3,179,610
International Growth Fund	654,854,003	83,040,176	(16,072,124)	66,968,052
Evolving World Growth Fund	564,358,353	78,212,449	(29,711,019)	48,501,430
Emerging Market Equity Fund	17,607,915	1,997,010	(952,323)	1,044,687
Global Equity Fund	179,544,945	38,861,905	(3,542,326)	35,319,579
Growth and Income Fund	2,405,953,952	476,837,022	(27,281,627)	449,555,395
Global Growth and Income Fund	400,306,960	42,088,393	(12,621,131)	29,467,262
Convertible Fund	1,266,800,421	105,053,578	(27,543,496)	77,510,082
Global Convertible Fund	8,935,893	259,350	(158,774)	100,576
Total Return Bond Fund	74,299,815	2,161,815	(125,483)	2,036,332
High Income Fund	156,766,463	3,248,709	(3,359,186)	(110,477)
Market Neutral Income Fund	3,831,896,584	299,153,054	(108,309,359)	190,843,695
Hedged Equity Income Fund	11,200,769	326,788	(374,671)	(47,883)
Long/Short Fund	95,404,946	7,115,443	(1,603,765)	5,511,678

158	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2015 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2014 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2014
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$79,113,077	$1,060,626,877
Opportunistic Value Fund	10,604,683	623,975
Focus Growth Fund	122,306	1,440,806
Discovery Growth Fund	6,210,626	2,324,459
Dividend Growth Fund	911,944	15,524
Mid Cap Growth Fund	10,155	—
International Growth Fund	10,696,527	9,283,676
Evolving World Growth Fund	3,764,079	4,436,201
Emerging Market Equity Fund	21,107	—
Global Equity Fund	13,254,469	10,186,933
Growth and Income Fund	98,856,736	298,279,101
Global Growth and Income Fund	17,007,473	95,810,958
Convertible Fund	79,171,467	61,609,167
Total Return Bond Fund	7,177,416	964,750
High Income Fund	14,081,921	6,259,012
Market Neutral Income Fund	38,933,008	66,724,661
Long/Short Fund	772,392	—

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$43,628,766	$1,296,154	$—	$2,957,444	$524,515
Undistributed capital gains	658,197,765	5,628,856	6,260,404	1,341,433	197,528

Total undistributed earnings	701,826,531	6,925,010	6,260,404	4,298,877	722,043
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gain/(losses)	1,023,899,163	9,056,310	14,651,320	1,796,367	2,611,514

Total accumulated earnings/(losses)	1,725,725,694	15,981,320	20,911,724	6,095,244	3,333,557
Other	(565,385)	(77,445)	(58,584)	(72,068)	(2,713)
Paid-in capital	1,759,316,119	85,117,554	43,773,931	41,551,433	33,580,983

	$3,484,476,428	$101,021,429	$64,627,071	$47,574,609	$36,911,827

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$—	$—	$2,341,411	$103,235	$—
Undistributed capital gains	—	78,105,377	13,401,023	—	42,960,381

Total undistributed earnings	—	78,105,377	15,742,434	103,235	42,960,381
Accumulated capital and other losses	(338,808)	—	—	(287,481)	—
Net unrealized gain/(losses)	2,625,391	40,698,713	22,442,880	(14,866)	28,976,815

Total accumulated earnings/(losses)	2,286,583	118,804,090	38,185,314	(199,112)	71,937,196
Other	(5,455)	(129,196)	(1,111,327)	(1,251)	(49,326)
Paid-in capital	45,257,305	622,918,386	614,489,335	15,647,592	155,906,998

	$47,538,433	$741,593,280	$651,563,322	$15,447,229	$227,794,868

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Notes to Financial Statements    (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND
Undistributed ordinary income	$8,191,179	$6,779,009	$5,337,407	$164,497	$232,689
Undistributed capital gains	314,458,504	72,736,606	66,412,935	1,040,699	3,848,878

Total undistributed earnings	322,649,683	79,515,615	71,750,342	1,205,196	4,081,567
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gain/(losses)	520,103,428	25,252,208	151,617,402	2,572,169	1,950,517

Total accumulated earnings/(losses)	842,753,111	104,767,823	223,367,744	3,777,365	6,032,084
Other	(443,891)	(582,488)	(261,667)	(270,238)	(88,933)
Paid-in capital	2,209,995,001	382,079,678	1,151,850,688	97,057,407	182,794,283

	$3,052,304,221	$486,265,013	$1,374,956,765	$100,564,534	$188,737,434

				MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
Undistributed ordinary income				$10,044,280	$1,014,924
Undistributed capital gains				38,180,824	469,652

Total undistributed earnings				48,225,104	1,484,576
Accumulated capital and other losses				—	—
Net unrealized gain/(losses)				71,917,892	2,909,702

Total accumulated earnings/(losses)				120,142,996	4,394,278
Other				(14,173,088)	(3,435)
Paid-in capital				4,079,826,476	125,583,054

				$4,185,796,384	$129,973,897

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

In addition, the funds below had post-Act capital losses as follows:

FUND	Short-Term	Long-Term
Mid Cap Growth Fund	$(330,729)	$(8,079)
Emerging Market Equity Fund	(287,481)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

160	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds’ net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of April 30, 2015, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by a Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to a Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

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Notes to Financial Statements    (Unaudited)

As of April 30, 2015, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2015, the Funds had the following transactions in options written:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	2,550	$640,838	145	$76,856
Option written	2,270	495,099	36	27,386
Options closed	(2,550)	(640,838)	(22)	(17,434)
Options exercised	—	—	(159)	(86,808)
Options expired	(2,270)	(495,099)	—	—

Options outstanding at April 30, 2015	—	$—	—	$—

	FOCUS GROWTH FUND		DIVIDEND GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—	50	$26,499
Option written	1,289	148,958	20	15,212
Options closed	(1,118)	(112,890)	(10)	(8,104)
Options exercised	—	—	(60)	(33,607)
Options expired	(171)	(36,068)	—	—

Options outstanding at April 30, 2015	—	$—	—	$—

	MID CAP GROWTH FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—	5,700	$558,341
Option written	31	6,761	2,110	603,810
Options closed	—	—	(4,500)	(714,412)
Options exercised	—	—	—	—
Options expired	(31)	(6,761)	(2,850)	(279,171)

Options outstanding at April 30, 2015	—	$—	460	$168,568

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	13,621	$15,221,159	—	$—
Option written	79,146	74,892,393	167	354,651
Options closed	(46,118)	(63,233,884)	(114)	(241,768)
Options exercised	(4,504)	(1,161,101)	—	—
Options expired	(20,369)	(1,237,719)	(10)	(1,314)

Options outstanding at April 30, 2015	21,776	$24,480,848	43	$111,569

			LONG/SHORT FUND
			NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014			1,130	$93,846
Option written			10,598	1,283,486
Options closed			(5,041)	(625,643)
Options exercised			(1,659)	(205,409)
Options expired			(3,055)	(234,405)

Options outstanding at April 30, 2015			1,973	$311,875

162	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

As of April 30, 2015, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,408	$931,477

	$1,408	$931,477

	FOCUS GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1	$425

	$1	$425

	MID CAP GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$4,169

	$—	$4,169

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$28,594	$2,045,142

	$28,594	$2,045,142

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$65,208	$1,041,079

	$65,208	$1,041,079

	EMERGING MARKET EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1	$—

	$1	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$6,946	$332,618

	$6,946	$332,618

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$53,397	$—

	$53,397	$—

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$15,625	$336,236
Purchased options(2)	2,635,809	—

	$2,651,434	$336,236

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Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$30,378	$834,907
Purchased options(2)	8,809,725	—
Written options(3)	—	179,400

	$8,840,103	$1,014,307

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased options(2)	$104,994	$—

	$104,994	$—

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Purchased options(2)	$18,418,061	$—
Written options(3)	—	21,791,438

	$18,418,061	$21,791,438

	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$40,175	$—
Written options(3)	—	68,130

	$40,175	$68,130

	LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$149,620	$—
Written options(3)	—	337,927

	$149,620	$337,927

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Barclays Bank PLC	ISDA	$—	$5,282	$—	$—	$5,282
Citibank N.A.	ISDA	1,408	—	—	1,408	—
Northern Trust Company	ISDA	—	926,195	—	—	926,195

		$1,408	$931,477	$—	$1,408	$931,477

FOCUS GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Barclays Bank PLC	ISDA	$—	$425	$—	$—	$425
Northern Trust Company	ISDA	1	—	—	1	—

		$1	$425	$—	$1	$425

164	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

MID CAP GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$—	$4,169	$—	$—	$4,169

		$—	$4,169	$—	$—	$4,169

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$—	$1,805,958	$—	$—	$1,805,958
JPMorgan Chase Bank N.A.	ISDA	28,594	234,332	—	—	205,738
Northern Trust Company	ISDA	—	4,852	—	—	4,852

		$28,594	$2,045,142	$—	$—	$2,016,548

EVOLVING WORLD GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$—	$882,195	$—	$—	$882,195
JPMorgan Chase Bank N.A.	ISDA	41,112	158,884	—	—	117,772
Northern Trust Company	ISDA	24,017	—	—	24,017	—
Other derivatives(4)		79	—	—	79	—

		$65,208	$1,041,079	$—	$24,096	$999,967

EMERGING MARKET EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Other derivatives(4)		$1	$—	$—	$1	$—

		$1	$—	$—	$1	$—

GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$—	$332,618	$—	$—	$332,618
Northern Trust Company	ISDA	6,946	—	—	6,946	—

		$6,946	$332,618	$—	$6,946	$332,618

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$53,397	$—	$—	$53,397	$—

		$53,397	$—	$—	$53,397	$—

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Notes to Financial Statements    (Unaudited)

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GLOBAL GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$—	$336,236	$—	$—	$336,236
Northern Trust Company	ISDA	15,625	—	—	15,625	—

		$15,625	$336,236	$—	$15,625	$336,236

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$—	$834,907	$—	$—	$834,907
Northern Trust Company	ISDA	30,378	—	—	30,378	—

		$30,378	$834,907	$—	$30,378	$834,907

For the period ended April 30, 2015, the volume of derivative activity for the Funds is reflected below:*

	DERIVATIVE TYPE
	FORWARD CONTRACTS FAIR VALUE(1)	OPTION PURCHASED FAIR VALUE(2)	OPTIONS WRITTEN FAIR VALUE(3)
Growth Fund	301,174,050	—	2,270
Opportunistic Value Fund	—	5,375	36
Focus Growth Fund	8,675,780	597	1,289
Dividend Growth Fund	—	2,005	20
Mid Cap Growth Fund	3,581,819	—	31
International Growth Fund	242,914,181	3,006	—
Evolving World Growth Fund	278,294,625	6,419	—
Emerging Market Equity Fund	—	206	—
Global Equity Fund	29,771,203	1,228	—
Growth and Income Fund	53,076,116	—	—
Global Growth and Income Fund	38,851,628	18,096	—
Convertible Fund	43,059,318	34,430	2,110
Global Convertible Fund	—	549	—
Market Neutral Income Fund	—	72,585	79,146
Hedged Equity Fund	—	243	167
Long/Short Fund	—	13,811	10,598

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

(4)	Other derivatives are not subject to a master netting agreement which include forward foreign currency contracts.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited

166	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

At April 30, 2015, securities were on loan for the Funds below:

Fund	Value of securities on loan to broker-dealers and banks	Amount of collateral held in short term investments and the corresponding liability
Growth Fund	$85,095,046	$89,233,375
Opportunistic Value Fund	72,996	74,800
Focus Growth Fund	1,072,100	1,140,000
Discovery Growth Fund	1,497,587	1,585,600
Dividend Growth Fund	—	—
Mid Cap Growth Fund	101,913	100,050
International Growth Fund	35,125,310	29,256,970
Evolving World Growth Fund	9,236,220	5,016,209
Emerging Market Equity Fund	90,484	97,500
Global Equity Fund	4,961,255	5,228,351
Growth and Income Fund	64,605,438	66,137,705
Global Growth and Income Fund	12,721,291	13,194,745
Convertible Fund	78,493,025	80,599,565
Global Convertible Fund	—	—
Total Return Bond Fund	1,104,160	1,132,038
High Income Fund	10,748,563	11,199,445
Market Neutral Income Fund	116,862,138	120,143,087
Hedged Equity Income Fund	—	—
Long/Short Fund	386,122	392,800

Note 8 – Fair Value Measurement

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

www.calamos.com	167

Notes to Financial Statements    (Unaudited)

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$2,935,421,376	$—	$—	$2,935,421,376
Common Stocks Foreign	—	16,779,410	—	16,779,410
Short Term Investment	238,503,185	—	—	238,503,185
Investment of Cash Collateral For Securities Loaned	40,930,458	48,302,917	—	89,233,375
Forward Foreign Currency Contracts	—	1,408	—	1,408

Total	$3,214,855,019	$65,083,735	$—	$3,279,938,754

Liabilities:
Collateral For Securities Loaned	$—	$89,233,375	$—	$89,233,375
Forward Foreign Currency Contracts	—	931,477	—	931,477

Total	$—	$90,164,852	$—	$90,164,852

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$73,786,388	$—	$—	$73,786,388
Short Term Investment	811,324	—	—	811,324
Investment of Cash Collateral For Securities Loaned	34,310	40,490	—	74,800

Total	$74,632,022	$40,490	$—	$74,672,512

Liabilities:
Collateral For Securities Loaned	$—	$74,800	$—	$74,800

Total	$—	$74,800	$—	$74,800

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$63,483,744	$—	$—	$63,483,744
Short Term Investment	1,633,029	—	—	1,633,029
Investment of Cash Collateral For Securities Loaned	522,907	617,093	—	1,140,000
Forward Foreign Currency Contracts	—	1	—	1

Total	$65,639,680	$617,094	$—	$66,256,774

Liabilities:
Collateral For Securities Loaned	$—	$1,140,000	$—	$1,140,000
Forward Foreign Currency Contracts	—	425	—	425

Total	$—	$1,140,425	$—	$1,140,425

168	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$44,070,296	$—	$—	$44,070,296
Short Term Investment	4,654,869	—	—	4,654,869
Investment of Cash Collateral For Securities Loaned	727,299	858,301	—	1,585,600

Total	$49,452,464	$858,301	$—	$50,310,765

Liabilities:
Collateral For Securities Loaned	$—	$1,585,600	$—	$1,585,600

Total	$—	$1,585,600	$—	$1,585,600

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$30,880,084	$—	$—	$30,880,084
Short Term Investment	1,630,512	—	—	1,630,512

Total	$32,510,596	$—	$—	$32,510,596

	MID CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$36,114,986	$—	$—	$36,114,986
Common Stocks Foreign	313,634	—	—	313,634
Short Term Investment	3,628,818	—	—	3,628,818
Investment of Cash Collateral For Securities Loaned	45,892	54,158	—	100,050

Total	$40,103,330	$54,158	$—	$40,157,488

Liabilities:
Collateral For Securities Loaned	$—	$100,050	$—	$100,050
Forward Foreign Currency Contracts	—	4,169	—	4,169

Total	$—	$104,219	$—	$104,219

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$42,142,026	$601,765,251	$—	$643,907,277
Common Stocks U.S.	32,448,784	—	—	32,448,784
Short Term Investment	16,209,024	—	—	16,209,024
Investment of Cash Collateral For Securities Loaned	13,419,880	15,837,090	—	29,256,970
Forward Foreign Currency Contracts	—	28,594	—	28,594

Total	$104,219,714	$617,630,935	$—	$721,850,649

Liabilities:
Collateral For Securities Loaned	$—	$29,256,970	$—	$29,256,970
Forward Foreign Currency Contracts	—	2,045,142	—	2,045,142

Total	$—	$31,302,112	$—	$31,302,112

www.calamos.com	169

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND
	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$6,550,456	$4,255,865	$4,255,865	$6,550,456

Total	$6,550,456	$4,255,865	$4,255,865	$6,550,456

*	Transfers from Level 2 to Level 1 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

**	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$106,070,254	$—	$106,070,254
Common Stocks Foreign	87,460,022	362,085,668	—	449,545,690
Common Stocks U.S.	35,861,689	—	—	35,861,689
Rights	—	4,601,585	—	4,601,585
Short Term Investment	11,764,356	—	—	11,764,356
Investment of Cash Collateral For Securities Loaned	2,300,885	2,715,324	—	5,016,209
Forward Foreign Currency Contracts	—	65,208	—	65,208

Total	$137,386,952	$475,538,039	$—	$612,924,991

Liabilities:
Collateral For Securities Loaned	$—	$5,016,209	$—	$5,016,209
Forward Foreign Currency Contracts	—	1,041,079	—	1,041,079

Total	$—	$6,057,288	$—	$6,057,288

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$14,302,481	$8,279,586	$8,279,586	$14,302,481

Total	$14,302,481	$8,279,586	$8,279,586	$14,302,481

*	Transfers from Level 2 to Level 1 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

**	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$3,205,367	$11,376,276	$—	$14,581,643
Common Stocks U.S.	3,296,184		—	3,296,184
Short Term Investment	677,275	—	—	677,275
Investment of Cash Collateral For Securities Loaned	44,722	52,778	—	97,500
Forward Foreign Currency Contracts	—	1	—	1

Total	$7,223,548	$11,429,055	$—	$18,652,603

Liabilities:
Collateral For Securities Loaned	$—	$97,500	$—	$97,500

Total	$—	$97,500	$—	$97,500

170	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	EMERGING MARKET EQUITY FUND
	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$79,569	$79,569	$—

Total	$—	$79,569	$79,569	$—

*	Transfer from Level 1 to Level 2 was due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$103,080,360	$—	$—	$103,080,360
Common Stocks Foreign	5,568,348	96,981,549	—	102,549,897
Short Term Investment	4,005,916	—	—	4,005,916
Investment of Cash Collateral For Securities Loaned	—	5,228,351	—	5,228,351
Forward Foreign Currency Contracts	—	6,946	—	6,946

Total	$112,654,624	$102,216,846	$—	$214,871,470

Liabilities:
Collateral For Securities Loaned	$—	$5,228,351	$—	$5,228,351
Forward Foreign Currency Contracts	—	332,618	—	332,618

Total	$—	$5,560,969	$—	$5,560,969

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$596,504,965	$—	$596,504,965
Corporate Bonds	—	188,522,808	—	188,522,808
Convertible Preferred Stocks	195,713,400	71,777,010	—	267,490,410
Common Stocks U.S.	1,632,817,411	—	—	1,632,817,411
Short Term Investment	104,036,048	—	—	104,036,048
Investment of Cash Collateral For Securities Loaned	30,336,705	35,801,000	—	66,137,705
Forward Foreign Currency Contracts	—	53,397	—	53,397

Total	$1,962,903,564	$892,659,180	$—	$2,855,562,744

Liabilities:
Collateral For Securities Loaned	$—	$66,137,705	$—	$66,137,705

Total	$—	$66,137,705	$—	$66,137,705

www.calamos.com	171

Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$157,595,621	$—	$157,595,621
Synthetic Convertible Securities (Corporate Bonds)	—	18,076,683	—	18,076,683
Synthetic Convertible Securities (Purchased Options)	2,635,809	—	—	2,635,809
Convertible Preferred Stocks	14,783,105	5,709,440	—	20,492,545
Common Stocks U.S.	97,482,940	—	—	97,482,940
Common Stocks Foreign	3,826,921	105,653,162	—	109,480,083
Short Term Investment	10,815,796	—	—	10,815,796
Investment of Cash Collateral For Securities Loaned	6,052,298	7,142,447	—	13,194,745
Forward Foreign Currency Contracts	—	15,625	—	15,625

Total	$135,596,869	$294,192,978	$—	$429,789,847

Liabilities:
Collateral For Securities Loaned	$—	$13,194,745	$—	$13,194,745
Forward Foreign Currency Contracts	—	336,236	—	336,236

Total	$—	$13,530,981	$—	$13,530,981

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$897,740,387	$—	$897,740,387
Synthetic Convertible Securities (Corporate Bonds)	—	33,256,266	—	33,256,266
Synthetic Convertible Securities (Purchased Options)	7,831,425	—	—	7,831,425
Convertible Preferred Stocks	251,847,635	53,750,938	—	305,598,573
Purchased Options	978,300	—	—	978,300
Short Term Investment	18,305,987	—	—	18,305,987
Investment of Cash Collateral For Securities Loaned	36,970,216	43,629,349	—	80,599,565
Forward Foreign Currency Contracts	—	30,378	—	30,378

Total	$315,933,563	$1,028,407,318	$—	$1,344,340,881

Liabilities:
Collateral for Securities Loaned	$—	$80,599,565	$—	$80,599,565
Written Option	179,400	—	—	179,400
Forward Foreign Currency Contracts	—	834,907	—	834,907

Total	$179,400	$81,434,472	$—	$81,613,872

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$6,460,516	$—	$6,460,516
Synthetic Convertible Securities (Corporate Bonds)	—	675,899	—	675,899
Synthetic Convertible Securities (Purchased Options)	104,994	—	—	104,994
Convertible Preferred Stocks	1,018,480	—	—	1,018,480
Common Stocks U.S.	85,383	—	—	85,383
Short Term Investment	691,197	—	—	691,197

Total	$1,900,054	$7,136,415	$—	$9,036,469

172	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$67,918,757	$—	$67,918,757
U.S. Government and Agency Securities	—	6,804,116	—	6,804,116
Short Term Investment	481,236	—	—	481,236
Investment of Cash Collateral For Securities Loaned	519,255	612,783	—	1,132,038

Total	$1,000,491	$75,335,656	$—	$76,336,147

Liabilities:
Collateral For Securities Loaned	$—	$1,132,038	$—	$1,132,038

Total	$—	$1,132,038	$—	$1,132,038

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$136,373,750	$—	$136,373,750
Convertible Bonds	—	1,143,956	—	1,143,956
Convertible Preferred Stocks	2,840,564	990,000	—	3,830,564
Investment of Cash Collateral For Securities Loaned	5,137,074	6,062,371	—	11,199,445
Short Term Investment	4,108,271	—	—	4,108,271

Total	$12,085,909	$144,570,077	$—	$156,655,986

Liabilities:
Collateral For Securities Loaned	$—	$11,199,445	$—	$11,199,445

Total	$—	$11,199,445	$—	$11,199,445

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,382,214,117	$—	$1,382,214,117
Synthetic Convertible Securities (Corporate Bonds)	—	466,959,380	—	466,959,380
Synthetic Convertible Securities (Purchased Options)	908,998	—	—	908,998
Convertible Preferred Stocks	87,312,963	7,446,875	—	94,759,838
Common Stocks U.S.	1,902,803,089	2,204,429	—	1,905,007,518
Purchased Options	17,509,063	—	—	17,509,063
Short Term Investment	35,238,278	—	—	35,238,278
Investment of Cash Collateral For Securities Loaned	55,108,435	65,034,652	—	120,143,087

Total	$2,098,880,826	$1,923,859,453	$—	$4,022,740,279

Liabilities:
Collateral For Securities Loaned	$—	$120,143,087	$—	$120,143,087
Common Stocks Sold Short U.S.	880,472,932	—	—	880,472,932
Common Stocks Sold Short Foreign	6,230,733	—	—	6,230,733
Exchange-Traded Funds Sold Short	41,221,575	—	—	41,221,575
Written Options	21,791,438	—	—	21,791,438

Total	$949,716,678	$120,143,087	$—	$1,069,859,765

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Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND
	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Sold Short Foreign	$(6,230,733)	$—	$—	$(6,230,733)

Total	$(6,230,733)	$—	$—	$(6,230,733)

*	Transfers from Level 2 to Level 1 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$10,832,858	$—	$—	$10,832,858
Exchange-Traded Funds	198,094	—	—	198,094
Purchased Options	40,175	—	—	40,175
Short Term Investment	81,759	—	—	81,759

Total	$11,152,886	$—	$—	$11,152,886

Liabilities:
Written Options	$68,130	$—	$—	$68,130

Total	$68,130	$—	$—	$68,130

	LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$68,364,956	$894,774	$—	$69,259,730
Purchased Options	149,620	—	—	149,620
Short Term Investment	31,114,474	—	—	31,114,474
Investment of Cash Collateral For Securities Loaned	180,173	212,627	—	392,800

Total	$99,809,223	$1,107,401	$—	$100,916,624

Liabilities:
Collateral For Securities Loaned	$—	$392,800	$—	$392,800
Common Stocks Sold Short U.S.	23,300,230	—	—	23,300,230
Common Stocks Sold Short Foreign	2,659,914	—	—	2,659,914
Written Options	337,927	—	—	337,927

Total	$26,298,071	$392,800	$—	$26,690,871

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock U.S.	$—	$25,302	$25,302	$—
Common Stock Sold Short Foreign	(2,659,914)	—	—	(2,659,914)

Total	$(2,659,914)	$25,302	$25,302	$(2,659,914)

*	Transfers from Level 2 to Level 1 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

**	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

174	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year or Period Ended April 30, 2015
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,938,810	$82,745,254	100,297	$1,417,846	144,694	$2,509,378
Shares issued as reinvestment of distributions	7,699,312	313,669,997	288,966	3,984,849	102,952	1,750,183
Less shares redeemed	(6,802,134)	(296,536,792)	(1,017,708)	(14,314,860)	(243,601)	(4,262,765)

Net increase (decrease)	2,835,988	$99,878,459	(628,445)	$(8,912,165)	4,045	$(3,204)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	13,820	$535,177	33	$424	5,005	$79,265
Shares issued as reinvestment of distributions	166,267	6,374,662	1,724	22,066	2,271	35,880
Less shares redeemed	(280,651)	(11,740,708)	(6,175)	(81,647)	(7,357)	(120,934)

Net increase (decrease)	(100,564)	$(4,830,869)	(4,418)	$(59,157)	(81)	$(5,789)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,577,995	$51,271,995	36,433	$465,661	142,420	$2,295,571
Shares issued as reinvestment of distributions	5,597,832	179,578,429	44,005	555,342	62,358	985,892
Less shares redeemed	(4,315,094)	(151,122,401)	(230,540)	(3,003,898)	(125,715)	(2,041,488)

Net increase (decrease)	2,860,733	$79,728,023	(150,102)	$(1,982,895)	79,063	$1,239,975

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,744,742	$93,459,199	302,649	$4,288,580	62,858	$1,098,000
Shares issued as reinvestment of distributions	2,364,190	114,166,718	149,268	2,106,173	166,012	2,853,725
Less shares redeemed	(4,011,406)	(205,051,155)	(1,015,520)	(14,516,176)	(63,956)	(1,146,058)

Net increase (decrease)	97,526	$2,574,762	(563,603)	$(8,121,423)	164,914	$2,805,667

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,549	$774,406	550	$8,151	1,354	$23,048
Shares issued as reinvestment of distributions	48,258	1,897,525	821	11,210	939	15,742
Less shares redeemed	(28,389)	(1,216,145)	(1)	(14)	(80)	(1,348)

Net increase (decrease)	38,418	$1,455,786	1,370	$19,347	2,213	$37,442

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	130,278	$1,747,640	211,051	$2,233,566	81,172	$935,033
Shares issued as reinvestment of distributions	208,175	2,735,426	65,271	674,912	—	—
Less shares redeemed	(246,763)	(3,381,211)	(563,794)	(5,915,026)	(773,487)	(8,976,391)

Net increase (decrease)	91,690	$1,101,855	(287,472)	$(3,006,548)	(692,315)	$(8,041,358)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	12,863	162,339	—	—	—	—
Less shares redeemed	(977)	(13,085)	—	—	—	—

Net increase (decrease)	11,886	$149,254	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,728	$61,634	26,723	$279,828	55,956	$623,198
Shares issued as reinvestment of distributions	19,388	244,677	959	9,882	—	—
Less shares redeemed	(7,210)	(92,770)	(3,920)	(42,289)	(43,847)	(503,645)

Net increase (decrease)	16,906	$213,541	23,762	$247,421	12,109	$119,553

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	193,869	$2,655,609	268,151	$2,799,682	391,103	$4,647,737
Shares issued as reinvestment of distributions	72,836	970,172	20,437	211,519	—	—
Less shares redeemed	(191,095)	(2,626,846)	(371,532)	(3,889,260)	(527,642)	(6,291,486)

Net increase (decrease)	75,610	$998,935	(82,944)	$(878,059)	(136,539)	$(1,643,749)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	13,249	171,966	268	2,766	—	—
Less shares redeemed	(199)	(2,587)	—	—	—	—

Net increase (decrease)	13,050	$169,379	268	$2,766	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

176	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,697,471	$29,632,374	1,548,274	$20,535,182	352,909	$3,398,204
Shares issued as reinvestment of distributions	1,335,539	22,316,855	284,910	3,638,296	4,508	41,566
Less shares redeemed	(3,515,019)	(62,127,470)	(3,370,086)	(44,366,186)	(55,000)	(519,474)

Net increase (decrease)	(482,009)	$(10,178,241)	(1,536,902)	$(20,192,708)	302,417	$2,920,296

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,152	$18,186	410	$5,463	—	$—
Shares issued as reinvestment of distributions	13,946	218,110	1,091	13,442	—	—
Less shares redeemed	(47,909)	(798,654)	(11,385)	(149,127)	—	—

Net increase (decrease)	(32,811)	$(562,358)	(9,884)	$(130,222)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	206,123	$3,370,042	302,793	$3,886,056	4,278	$40,947
Shares issued as reinvestment of distributions	342,126	5,344,015	74,080	913,410	—	—
Less shares redeemed	(720,239)	(11,977,238)	(506,600)	(6,432,527)	(1,335)	(12,943)

Net increase (decrease)	(171,990)	$(3,263,181)	(129,727)	$(1,633,061)	2,943	$28,004

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,622,981	$46,522,946	6,159,293	$82,061,329	10,059	$94,117
Shares issued as reinvestment of distributions	2,336,056	39,572,790	758,102	9,726,453	6,673	61,523
Less shares redeemed	(5,016,540)	(89,864,581)	(8,516,306)	(112,490,062)	(26,305)	(247,613)

Net increase (decrease)	(57,503)	$(3,768,845)	(1,598,911)	$(20,702,280)	(9,573)	$(91,973)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	116,217	$2,041,369	54,855	$718,106	—	$—
Shares issued as reinvestment of distributions	76,975	1,265,465	2,473	31,360	17	156
Less shares redeemed	(215,226)	(3,776,180)	(25,754)	(343,820)	—	—

Net increase (decrease)	(22,034)	$(469,346)	31,574	$405,646	17	$156

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	177

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	591,420	$7,727,029	1,791,145	$57,837,112	692,719	$6,110,385
Shares issued as reinvestment of distributions	1,222,600	15,074,660	4,217,060	132,985,831	2,591,794	21,822,907
Less shares redeemed	(1,702,719)	(22,662,798)	(5,945,511)	(193,026,582)	(3,435,894)	(30,765,793)

Net increase (decrease)	111,301	$138,891	62,694	$(2,203,639)	(151,381)	$(2,832,501)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,576	$19,712	7,329	$276,869	8,670	$78,842
Shares issued as reinvestment of distributions	19,094	223,214	38,074	1,425,273	74,467	640,419
Less shares redeemed	(43,126)	(548,264)	(173,481)	(6,754,270)	(190,475)	(1,767,791)

Net increase (decrease)	(22,456)	$(305,338)	(128,078)	$(5,052,128)	(107,338)	$(1,048,530)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	222,099	$2,693,978	1,301,968	$41,735,071	1,051,099	$8,267,523
Shares issued as reinvestment of distributions	368,575	4,297,586	2,724,612	86,309,740	2,710,087	20,948,975
Less shares redeemed	(561,039)	(7,071,459)	(3,115,564)	(101,281,168)	(3,194,939)	(26,260,494)

Net increase (decrease)	29,635	$(79,895)	911,016	$26,763,643	566,247	$2,956,004

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,390,860	$18,474,650	2,289,796	$71,972,158	1,405,042	$12,586,879
Shares issued as reinvestment of distributions	1,213,118	15,139,713	2,183,495	66,787,087	2,955,029	25,442,796
Less shares redeemed	(1,660,798)	(23,088,111)	(4,471,094)	(140,995,402)	(4,482,813)	(41,610,951)

Net increase (decrease)	943,180	$10,526,252	2,197	$(2,236,157)	(122,742)	$(3,581,276)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	101,594	$1,328,136	65,752	$2,139,820	19,962	$173,608
Shares issued as reinvestment of distributions	116,339	1,405,379	57,654	1,805,360	28,609	238,597
Less shares redeemed	(142,928)	(1,827,849)	(121,473)	(3,933,758)	(38,482)	(348,358)

Net increase (decrease)	75,005	$905,666	1,933	$11,422	10,089	$63,847

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

178	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND[1]		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,421,689	$79,354,260	453,017	$4,598,717	649,535	$6,887,604
Shares issued as reinvestment of distributions	1,464,348	25,635,749	—	—	132,067	1,394,315
Less shares redeemed	(6,618,779)	(118,053,407)	(791)	(8,240)	(2,813,830)	(29,888,799)

Net increase (decrease)	(732,742)	$(13,063,398)	452,226	$4,590,477	(2,032,228)	$(21,606,880)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,297	$117,532	—	$—	375	$3,957
Shares issued as reinvestment of distributions	11,794	261,695	—	—	2,789	29,409
Less shares redeemed	(96,375)	(2,178,207)	—	—	(52,286)	(556,310)

Net increase (decrease)	(79,284)	$(1,798,980)	—	$—	(49,122)	$(522,944)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,058,834	$18,635,994	23,785	$242,250	137,845	$1,464,869
Shares issued as reinvestment of distributions	764,391	13,267,429	—	—	25,045	264,096
Less shares redeemed	(2,133,345)	(37,698,410)	—	—	(227,745)	(2,419,972)

Net increase (decrease)	(310,120)	$(5,794,987)	23,785	$242,250	(64,855)	$(691,007)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,865,252	$79,116,823	1,001,439	$10,343,067	191,697	$2,037,151
Shares issued as reinvestment of distributions	1,856,932	29,604,332	—	—	31,929	337,347
Less shares redeemed	(8,710,591)	(141,696,790)	(198)	(2,063)	(255,334)	(2,721,710)

Net increase (decrease)	(1,988,407)	$(32,975,635)	1,001,241	$10,341,004	(31,708)	$(347,212)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,784	$174,364	10,000	$100,000	1,230	$13,052
Shares issued as reinvestment of distributions	6,530	113,962	—	—	527	5,562
Less shares redeemed	(49,757)	(889,964)	—	—	(1,778)	(18,938)

Net increase (decrease)	(33,443)	$(601,638)	10,000	$100,000	(21)	$(324)

1	Global Convertible Fund commenced operations on December 31, 2014

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	179

Notes to Financial Statements    (Unaudited)

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	4,159,390	$37,662,308	12,115,114	$157,916,983
Shares issued as reinvestment of distributions	538,275	4,869,796	1,461,097	18,912,192
Less shares redeemed	(8,266,906)	(76,012,306)	(28,972,807)	(378,411,536)

Net increase (decrease)	(3,569,241)	$(33,480,202)	(15,396,596)	$(201,582,361)

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	905	$8,736	666	$9,183
Shares issued as reinvestment of distributions	7,648	72,741	2,483	34,010
Less shares redeemed	(82,289)	(796,764)	(95,568)	(1,317,137)

Net increase (decrease)	(73,736)	$(715,287)	(92,419)	$(1,273,944)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	52,014	$496,901	2,125,575	$28,132,523
Shares issued as reinvestment of distributions	108,325	1,020,811	252,437	3,318,646
Less shares redeemed	(426,807)	(4,083,174)	(3,125,991)	(41,320,166)

Net increase (decrease)	(266,468)	$(2,565,462)	(747,979)	$(9,868,997)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	718,388	$6,600,809	47,500,954	$613,990,718
Shares issued as reinvestment of distributions	128,429	1,161,386	3,018,709	38,682,486
Less shares redeemed	(553,006)	(5,049,280)	(52,953,591)	(683,174,188)

Net increase (decrease)	293,811	$2,712,915	(2,433,928)	$(30,500,984)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	791	$7,496	149,421	$1,941,864
Shares issued as reinvestment of distributions	964	8,692	7,609	98,165
Less shares redeemed	(6,029)	(54,905)	(226,452)	(2,944,257)

Net increase (decrease)	(4,274)	$(38,717)	(69,422)	$(904,228)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

180	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HEDGED EQUITY INCOME FUND		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	556,976	$5,562,783	544,439	$5,870,735
Shares issued as reinvestment of distributions	—	—	43,613	468,408
Less shares redeemed	(2,567)	(25,721)	(902,182)	(9,692,933)

Net increase (decrease)	554,409	$5,537,062	(314,130)	$(3,353,790)

Class B	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	87,775	$937,661
Shares issued as reinvestment of distributions	—	—	7,310	77,702
Less shares redeemed	—	—	(115,431)	(1,232,257)

Net increase (decrease)	10,000	$100,000	(20,346)	$(216,894)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	536,824	$5,366,322	934,867	$10,116,371
Shares issued as reinvestment of distributions	—	—	86,795	935,646
Less shares redeemed	—	—	(3,292,530)	(35,181,935)

Net increase (decrease)	536,824	$5,366,322	(2,270,868)	$(24,129,918)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	—	$—
Shares issued as reinvestment of distributions	—	—	123	1,308
Less shares redeemed	—	—	—	—

Net increase (decrease)	10,000	$100,000	123	$1,308

1	Hedged Equity Income Fund commenced operations on December 31, 2014

www.calamos.com	181

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year or Period Ended October 31, 2014
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,169,402	$203,575,461	986,113	$14,768,548	1,344,082	$23,646,215
Shares issued as reinvestment of distributions	11,438,191	524,669,823	420,977	6,041,017	1,608	28,041
Less shares redeemed	(19,422,426)	(949,192,457)	(2,708,610)	(40,395,770)	(1,856,583)	(33,035,632)

Net increase (decrease)	(3,814,833)	$(220,947,173)	(1,301,520)	$(19,586,205)	(510,893)	$(9,361,376)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	35,910	$1,586,358	5,612	$78,620	3,438	$58,529
Shares issued as reinvestment of distributions	424,071	18,676,120	6,049	80,879	—	—
Less shares redeemed	(1,178,174)	(55,133,645)	(64,557)	(883,494)	(28,187)	(466,080)

Net increase (decrease)	(718,193)	$(34,871,167)	(52,896)	$(723,995)	(24,749)	$(407,551)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,918,450	$74,764,571	220,929	$3,024,995	233,266	$3,799,871
Shares issued as reinvestment of distributions	6,476,475	248,372,816	53,258	704,065	—	—
Less shares redeemed	(6,623,740)	(272,043,288)	(164,812)	(2,228,705)	(116,860)	(1,944,321)

Net increase	1,771,185	$51,094,099	109,375	$1,500,355	116,406	$1,855,550

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,106,079	$346,248,281	1,163,752	$17,678,376	164,697	$2,953,928
Shares issued as reinvestment of distributions	3,644,971	191,543,226	116,680	1,711,690	5,239	92,100
Less shares redeemed	(12,078,610)	(669,064,186)	(537,807)	(8,193,218)	(218,637)	(3,917,909)

Net increase (decrease)	(2,327,560)	$(131,272,679)	742,625	$11,196,848	(48,701)	$(871,881)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	45,853	$2,216,295	461	$6,864	1,514	$26,156
Shares issued as reinvestment of distributions	55,617	2,486,625	731	10,396	—	—
Less shares redeemed	(96,424)	(4,925,913)	—	—	(6,511)	(109,505)

Net increase (decrease)	5,046	$(222,993)	1,192	$17,260	(4,997)	$(83,349)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

182	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	877,889	$12,650,132	718,584	$7,600,725	2,580,733	$28,771,965
Shares issued as reinvestment of distributions	318,417	4,234,941	51,460	541,176	511	5,558
Less shares redeemed	(1,112,634)	(15,919,384)	(642,277)	(6,841,721)	(540,491)	(5,987,253)

Net increase (decrease)	83,672	$965,689	127,767	$1,300,180	2,040,753	$22,790,270

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	199	$2,553	—	$—	—	$—
Shares issued as reinvestment of distributions	17,986	232,562	—	—	—	—
Less shares redeemed	(9,776)	(132,908)	—	—	—	—

Net increase (decrease)	8,409	$102,207	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	21,562	$294,494	16,227	$173,846	41,247	$464,867
Shares issued as reinvestment of distributions	29,073	375,617	422	4,422	1	12
Less shares redeemed	(43,874)	(578,715)	(2,202)	(23,597)	(973)	(11,000)

Net increase (decrease)	6,761	$91,396	14,447	$154,671	40,275	$453,879

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	166,972	$2,309,779	333,638	$3,570,422	494,023	$5,550,945
Shares issued as reinvestment of distributions	104,045	1,398,357	16,571	174,373	422	4,599
Less shares redeemed	(288,515)	(4,089,606)	(339,122)	(3,636,368)	(326,803)	(3,639,808)

Net increase (decrease)	(17,498)	$(381,470)	11,087	$108,427	167,642	$1,915,736

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	19,043	251,178	176	1,850	1	8
Less shares redeemed	(12,312)	(165,640)	—	—	—	—

Net increase (decrease)	6,731	$85,538	176	$1,850	1	$8

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	183

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND[1]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,121,503	$81,370,181	7,954,449	$110,962,598	621,188	$6,213,623
Shares issued as reinvestment of distributions	68,048	1,315,376	110,950	1,517,798	—	—
Less shares redeemed	(10,161,635)	(200,761,635)	(7,563,915)	(106,962,856)	(76,528)	(775,464)

Net increase (decrease)	(5,972,084)	$(118,076,078)	501,484	$5,517,540	544,660	$5,438,159

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,632	$30,834	7,297	$98,615	—	$—
Shares issued as reinvestment of distributions	—	—	1,107	14,719	—	—
Less shares redeemed	(203,835)	(3,821,643)	(86,212)	(1,213,178)	—	—

Net increase (decrease)	(202,203)	$(3,790,809)	(77,808)	$(1,099,844)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	363,989	$6,819,007	1,429,701	$19,462,204	31,670	$318,335
Shares issued as reinvestment of distributions	—	—	21,045	279,897	—	—
Less shares redeemed	(679,512)	(12,663,987)	(589,783)	(7,970,084)	(2,217)	(20,754)

Net increase (decrease)	(315,523)	$(5,844,980)	860,963	$11,772,017	29,453	$297,581

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,889,142	$157,945,168	19,554,553	$277,940,237	1,051,043	$10,567,059
Shares issued as reinvestment of distributions	140,580	2,744,118	232,806	3,203,411	—	—
Less shares redeemed	(10,624,094)	(211,395,184)	(10,388,282)	(145,524,332)	(67,098)	(701,062)

Net increase (decrease)	(2,594,372)	$(50,705,898)	9,399,077	$135,619,316	983,945	$9,865,997

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	225,586	$4,384,413	155,991	$2,146,309	10,000	$100,000
Shares issued as reinvestment of distributions	1,538	29,377	1,166	15,858	—	—
Less shares redeemed	(485,865)	(9,332,574)	(194,657)	(2,741,560)	—	—

Net increase (decrease)	(258,741)	$(4,918,784)	(37,500)	$(579,393)	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Emerging Market Equity Fund commenced operations on December 31, 2013.

184	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,574,537	$39,112,015	3,024,499	$102,499,417	1,738,669	$18,016,612
Shares issued as reinvestment of distributions	202,247	3,011,453	4,847,970	158,770,504	3,229,249	31,618,850
Less shares redeemed	(7,320,032)	(111,411,798)	(15,525,637)	(531,027,923)	(8,517,784)	(88,661,991)

Net increase (decrease)	(4,543,248)	$(69,288,330)	(7,653,168)	$(269,758,002)	(3,549,866)	$(39,026,529)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,022	$73,105	20,650	$799,005	17,877	$180,881
Shares issued as reinvestment of distributions	3,469	49,880	89,387	3,401,594	136,244	1,361,076
Less shares redeemed	(121,895)	(1,821,588)	(836,097)	(33,056,075)	(595,597)	(6,280,338)

Net increase (decrease)	(113,404)	$(1,698,603)	(726,060)	$(28,855,476)	(441,476)	$(4,738,381)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	202,949	$2,966,357	1,292,908	$43,583,661	1,155,910	$10,881,146
Shares issued as reinvestment of distributions	32,906	472,200	2,544,234	83,644,927	2,696,480	24,672,794
Less shares redeemed	(612,180)	(9,022,346)	(5,836,550)	(199,478,339)	(4,733,883)	(45,552,842)

Net increase (decrease)	(376,325)	$(5,583,789)	(1,999,408)	$(72,249,751)	(881,493)	$(9,998,902)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,153,492	$33,387,296	5,818,571	$194,654,513	4,182,731	$43,942,902
Shares issued as reinvestment of distributions	171,983	2,578,019	1,983,416	63,324,616	3,397,387	33,914,813
Less shares redeemed	(9,997,608)	(153,601,588)	(6,774,543)	(225,229,614)	(9,536,753)	(100,435,221)

Net increase (decrease)	(7,672,133)	$(117,636,273)	1,027,444	$32,749,515	(1,956,635)	$(22,577,506)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	371,122	$5,589,530	115,758	$3,905,247	56,656	$579,617
Shares issued as reinvestment of distributions	12,709	186,563	63,698	2,071,779	26,946	261,658
Less shares redeemed	(479,931)	(7,298,968)	(272,973)	(9,176,885)	(55,016)	(563,576)

Net increase (decrease)	(96,100)	$(1,522,875)	(93,517)	$(3,199,859)	28,586	$277,699

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	185

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,987,438	$182,738,512	2,179,054	$23,249,389	4,804,505	$47,159,168
Shares issued as reinvestment of distributions	2,806,489	49,636,786	392,228	4,156,799	1,360,453	13,333,056
Less shares redeemed	(13,374,627)	(246,089,080)	(4,885,639)	(52,345,904)	(12,790,210)	(125,436,872)

Net increase (decrease)	(580,700)	$(13,713,782)	(2,314,357)	$(24,939,716)	(6,625,252)	$(64,944,648)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	14,862	$332,596	6,949	$74,076	27,920	$289,625
Shares issued as reinvestment of distributions	23,491	517,586	15,216	160,931	15,391	158,355
Less shares redeemed	(103,690)	(2,365,327)	(334,873)	(3,582,399)	(158,366)	(1,638,534)

Net increase (decrease)	(65,337)	$(1,515,145)	(312,708)	$(3,347,392)	(115,055)	$(1,190,554)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,722,931	$49,155,974	133,486	$1,416,851	252,150	$2,569,644
Shares issued as reinvestment of distributions	1,287,951	22,560,787	63,665	673,709	161,183	1,643,279
Less shares redeemed	(3,939,459)	(71,512,966)	(916,226)	(9,787,789)	(815,712)	(8,341,242)

Net increase (decrease)	71,423	$203,795	(719,075)	$(7,697,229)	(402,379)	$(4,128,319)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	20,533,223	$343,816,639	979,335	$10,449,287	857,639	$8,444,246
Shares issued as reinvestment of distributions	2,343,898	38,110,323	165,635	1,752,368	166,427	1,630,648
Less shares redeemed	(10,049,092)	(167,930,158)	(3,673,387)	(39,060,727)	(1,037,040)	(10,137,137)

Net increase (decrease)	12,828,029	$213,996,804	(2,528,417)	$(26,859,072)	(12,974)	$(62,243)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	47,121	$854,312	52,117	$564,971	4,139	$40,847
Shares issued as reinvestment of distributions	13,136	231,610	2,026	21,521	1,227	12,008
Less shares redeemed	(60,437)	(1,126,891)	(238,719)	(2,549,197)	(3,107)	(30,673)

Net increase (decrease)	(180)	$(40,969)	(184,576)	$(1,962,705)	2,259	$22,182

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

186	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	50,269,892	$654,756,366	5,153,378	$55,032,659
Shares issued as reinvestment of distributions	3,151,586	40,742,177	22,410	242,933
Less shares redeemed	(53,858,000)	(702,711,796)	(2,412,813)	(25,682,216)

Net increase (decrease)	(436,522)	$(7,213,253)	2,762,975	$29,593,376

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	12,452	$171,144	—	$—
Shares issued as reinvestment of distributions	8,923	121,669	—	—
Less shares redeemed	(361,322)	(4,970,395)	—	—

Net increase (decrease)	(339,947)	$(4,677,582)	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	8,550,550	$113,196,384	641,920	$6,825,517
Shares issued as reinvestment of distributions	392,424	5,148,225	887	9,555
Less shares redeemed	(4,456,820)	(58,996,872)	(76,000)	(789,563)

Net increase (decrease)	4,486,154	$59,347,737	566,807	$6,045,509

Class I	Shares	Dollars	Shares	Dollars
Shares sold	110,860,805	$1,431,307,473	6,679,002	$71,222,333
Shares issued as reinvestment of distributions	3,587,887	45,980,143	32,684	353,322
Less shares redeemed	(45,692,384)	(589,104,635)	(2,560,986)	(27,000,385)

Net increase (decrease)	68,756,308	$888,182,981	4,150,700	$44,575,270

Class R	Shares	Dollars	Shares	Dollars
Shares sold	482,810	$6,281,640	1,624	$17,653
Shares issued as reinvestment of distributions	9,557	123,166	82	884
Less shares redeemed	(210,950)	(2,746,985)	(1,630)	(17,269)

Net increase (decrease)	281,417	$3,657,821	76	$1,268

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	187

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$50.16		$58.75	$49.90	$51.06	$49.18		$40.60
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.20)	(0.05)	(0.22)	(0.32)		(0.16)
Net realized and unrealized gain (loss)	2.69		6.90	12.63	1.21	2.20		8.74
Total from investment operations	2.66		6.70	12.58	0.99	1.88		8.58
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Total distributions	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of period	$42.69		$50.16	$58.75	$49.90	$51.06		$49.18
Ratios and supplemental data:
Total return(b)	6.27%		13.84%	26.95%	2.26%	3.82%		21.13%
Net assets, end of period (000)	$1,584,010		$1,718,674	$2,237,328	$3,241,595	$4,232,942		$4,721,389
Ratio of net expenses to average net assets	1.30%	(c)	1.26%	1.26%	1.29%	1.26%		1.27%
Ratio of gross expenses to average net assets prior to expense reductions	1.30%	(c)	1.26%	1.26%	1.29%	1.26%		1.27%
Ratio of net investment income (loss) to average net assets	(0.16%	)(c)	(0.42% )	(0.10% )	(0.44% )	(0.60%	)	(0.37%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Portfolio turnover rate	30.3%		41.8%	67.1%	57.0%	84.7%		52.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

188	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$47.84		$57.05	$48.90	$50.44	$48.96		$40.72
Income from investment operations:
Net investment income (loss)(a)	(0.19)		(0.56)	(0.43)	(0.59)	(0.71)		(0.50)
Net realized and unrealized gain (loss)	2.55		6.64	12.31	1.20	2.19		8.74
Total from investment operations	2.36		6.08	11.88	0.61	1.48		8.24
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Total distributions	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of period	$40.07		$47.84	$57.05	$48.90	$50.44		$48.96
Ratios and supplemental data:
Total return(b)	5.89%		12.97%	26.00%	1.50%	3.02%		20.24%
Net assets, end of period (000)	$26,823		$36,835	$84,895	$171,357	$335,792		$508,828
Ratio of net expenses to average net assets	2.05%	(c)	2.00%	2.02%	2.03%	2.01%		2.02%
Ratio of gross expenses to average net assets prior to expense reductions	2.05%	(c)	2.00%	2.02%	2.03%	2.01%		2.02%
Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(1.17% )	(0.86% )	(1.18% )	(1.34%	)	(1.12%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$41.66		$51.58	$44.56	$46.16	$44.80		$37.26
Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.48)	(0.38)	(0.54)	(0.66)		(0.45)
Net realized and unrealized gain (loss)	2.16		5.85	11.13	1.09	2.02		7.99
Total from investment operations	2.00		5.37	10.75	0.55	1.36		7.54
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Total distributions	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of period	$33.53		$41.66	$51.58	$44.56	$46.16		$44.80
Ratios and supplemental data:
Total return(b)	5.90%		12.97%	26.00%	1.51%	3.04%		20.24%
Net assets, end of period (000)	$868,049		$959,445	$1,096,492	$1,272,104	$1,517,047		$1,718,714
Ratio of net expenses to average net assets	2.05%	(c)	2.01%	2.01%	2.04%	2.01%		2.02%
Ratio of gross expenses to average net assets prior to expense reductions	2.05%	(c)	2.01%	2.01%	2.04%	2.01%		2.02%
Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(1.17% )	(0.85% )	(1.19% )	(1.35%	)	(1.12%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	189

Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$57.59		$65.15	$54.81	$55.72	$53.54		$44.09
Income from investment operations:
Net investment income (loss)(a)	0.02		(0.10)	0.08	(0.10)	(0.21)		(0.05)
Net realized and unrealized gain (loss)	3.17		7.83	13.99	1.34	2.39		9.50
Total from investment operations	3.19		7.73	14.07	1.24	2.18		9.45
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Total distributions	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of period	$50.65		$57.59	$65.15	$54.81	$55.72		$53.54
Ratios and supplemental data:
Total return(b)	6.40%		14.12%	27.27%	2.53%	4.07%		21.43%
Net assets, end of period (000)	$672,968		$759,432	$1,010,805	$1,690,739	$1,628,191		$1,335,967
Ratio of net expenses to average net assets	1.05%	(c)	1.01%	1.02%	1.04%	1.01%		1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	(c)	1.01%	1.02%	1.04%	1.01%		1.02%
Ratio of net investment income (loss) to average net assets	0.09%	(c)	(0.18% )	0.15%	(0.19% )	(0.37%	)	(0.11%	)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$48.78		$57.65	$49.15	$50.44	$48.71		$40.31
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.32)	(0.18)	(0.34)	(0.46)		(0.27)
Net realized and unrealized gain (loss)	2.61		6.74	12.41	1.20	2.19		8.67
Total from investment operations	2.52		6.42	12.23	0.86	1.73		8.40
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Total distributions	(10.13)		(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of period	$41.17		$48.78	$57.65	$49.15	$50.44		$48.71
Ratios and supplemental data:
Total return(b)	6.15%		13.56%	26.62%	2.02%	3.55%		20.84%
Net assets, end of period (000)	$10,098		$10,089	$11,634	$15,879	$13,030		$9,071
Ratio of net expenses to average net assets	1.55%	(c)	1.51%	1.51%	1.54%	1.51%		1.52%
Ratio of gross expenses to average net assets prior to expense reductions	1.55%	(c)	1.51%	1.51%	1.54%	1.51%		1.52%
Ratio of net investment income (loss) to average net assets	(0.41%	)(c)	(0.67% )	(0.35% )	(0.68% )	(0.88%	)	(0.62%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

190	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.07	$15.22	$12.15	$11.25	$11.02	$10.57
Income from investment operations:
Net investment income (loss)(a)	0.09	0.18	0.18	0.10	0.01	(0.00)**
Net realized and unrealized gain (loss)	(0.11)	0.92	3.07	0.80	0.22	0.48
Total from investment operations	(0.02)	1.10	3.25	0.90	0.23	0.48
Distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.18)	—	—	(0.03)
Dividends from net realized gains	(0.99)	(1.11)	—	—	—	—
Total distributions	(1.13)	(1.25)	(0.18)	—	—	(0.03)
Net asset value, end of period	$13.92	$15.07	$15.22	$12.15	$11.25	$11.02
Ratios and supplemental data:
Total return(b)	(0.10% )	7.67%	27.12%	8.00%	2.09%	4.52%
Net assets, end of period (000)	$45,245	$58,419	$78,843	$38,992	$23,964	$31,556
Ratio of net expenses to average net assets	1.15% (c)	1.15%	1.15%	1.15%	1.52%	1.60%
Ratio of gross expenses to average net assets prior to expense reductions	1.56% (c)	1.50%	1.53%	1.72%	1.67%	1.60%
Ratio of net investment income (loss) to average net assets	1.34% (c)	1.19%	1.31%	0.84%	0.11%	0.03%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Portfolio turnover rate	95.1%	165.4%	250.3%	204.9%	27.4%	37.7%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	191

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011		2010
Net asset value, beginning of period	$13.94	$14.17	$11.24	$10.49	$10.35		$9.98
Income from investment operations:
Net investment income (loss)(a)	0.04	0.06	0.07	0.02	(0.07)		(0.07)
Net realized and unrealized gain (loss)	(0.10)	0.85	2.88	0.73	0.21		0.44
Total from investment operations	(0.06)	0.91	2.95	0.75	0.14		0.37
Distributions:
Dividends from net investment income	—	(0.03)	(0.02)	—	—		—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—		—
Total distributions	(0.99)	(1.14)	(0.02)	—	—		—
Net asset value, end of period	$12.89	$13.94	$14.17	$11.24	$10.49		$10.35
Ratios and supplemental data:
Total return(b)	(0.41% )	6.74%	26.28%	7.15%	1.35%		3.71%
Net assets, end of period (000)	$265	$348	$1,103	$1,195	$2,308		$3,903
Ratio of net expenses to average net assets	1.90% (c)	1.90%	1.90%	1.90%	2.29%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.31% (c)	2.24%	2.28%	2.47%	2.42%		2.34%
Ratio of net investment income (loss) to average net assets	0.58% (c)	0.42%	0.59%	0.20%	(0.63%	)	(0.70%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011		2010
Net asset value, beginning of period	$13.79	$14.09	$11.23	$10.48	$10.34		$9.97
Income from investment operations:
Net investment income (loss)(a)	0.04	0.06	0.08	0.02	(0.07)		(0.07)
Net realized and unrealized gain (loss)	(0.10)	0.85	2.85	0.73	0.21		0.44
Total from investment operations	(0.06)	0.91	2.93	0.75	0.14		0.37
Distributions:
Dividends from net investment income	(0.03)	(0.10)	(0.07)	—	—		—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—		—
Total distributions	(1.02)	(1.21)	(0.07)	—	—		—
Net asset value, end of period	$12.71	$13.79	$14.09	$11.23	$10.48		$10.34
Ratios and supplemental data:
Total return(b)	(0.43% )	6.82%	26.27%	7.16%	1.35%		3.71%
Net assets, end of period (000)	$7,278	$9,964	$8,641	$3,753	$3,974		$5,915
Ratio of net expenses to average net assets	1.90% (c)	1.90%	1.90%	1.90%	2.28%		2.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.31% (c)	2.25%	2.28%	2.47%	2.42%		2.35%
Ratio of net investment income (loss) to average net assets	0.60% (c)	0.44%	0.59%	0.16%	(0.63%	)	(0.71%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

192	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011		2010
Net asset value, beginning of period	$15.44	$15.57	$12.41	$11.46	$11.20		$10.74
Income from investment operations:
Net investment income (loss)(a)	0.12	0.22	0.22	0.14	0.04		0.03
Net realized and unrealized gain (loss)	(0.11)	0.94	3.14	0.81	0.22		0.48
Total from investment operations	0.01	1.16	3.36	0.95	0.26		0.51
Distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.20)	—	—		(0.05)
Dividends from net realized gains	(0.99)	(1.11)	—	—	—		—
Total distributions	(1.18)	(1.29)	(0.20)	—	—		(0.05)
Net asset value, end of period	$14.27	$15.44	$15.57	$12.41	$11.46		$11.20
Ratios and supplemental data:
Total return(b)	0.03%	7.87%	27.47%	8.29%	2.32%		4.79%
Net assets, end of period (000)	$21,671	$32,147	$20,857	$9,671	$11,227		$17,340
Ratio of net expenses to average net assets	0.90% (c)	0.90%	0.90%	0.90%	1.27%		1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.31% (c)	1.25%	1.28%	1.48%	1.42%		1.35%
Ratio of net investment income (loss) to average net assets	1.60% (c)	1.45%	1.56%	1.15%	0.37%		0.28%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011		2010
Net asset value, beginning of period	$14.91	$15.09	$12.02	$11.16	$10.96		$10.52
Income from investment operations:
Net investment income (loss)(a)	0.07	0.14	0.14	0.07	(0.01)		(0.02)
Net realized and unrealized gain (loss)	(0.09)	0.90	3.07	0.79	0.21		0.46
Total from investment operations	(0.02)	1.04	3.21	0.86	0.20		0.44
Distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.14)	—	—		(0.00)**
Dividends from net realized gains	(0.99)	(1.11)	—	—	—		—
Total distributions	(1.11)	(1.22)	(0.14)	—	—		—
Net asset value, end of period	$13.78	$14.91	$15.09	$12.02	$11.16		$10.96
Ratios and supplemental data:
Total return(b)	(0.18% )	7.28%	26.94%	7.71%	1.82%		4.21%
Net assets, end of period (000)	$152	$144	$128	$98	$91		$89
Ratio of net expenses to average net assets	1.40% (c)	1.40%	1.40%	1.40%	1.76%		1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.82% (c)	1.75%	1.78%	1.97%	1.93%		1.85%
Ratio of net investment income (loss) to average net assets	1.04% (c)	0.95%	1.08%	0.65%	(0.10%	)	(0.23% )

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	193

Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$18.59		$16.71	$13.10	$12.37	$11.93		$10.51
Income from investment operations:
Net investment income (loss)(a)	0.01		(0.04)	0.00 **	0.01	(0.03)		(0.02)
Net realized and unrealized gain (loss)	0.87		1.94	3.67	0.72	0.47		1.46
Total from investment operations	0.88		1.90	3.67	0.73	0.44		1.44
Distributions:
Dividends from net investment income	—		(0.02)	(0.06)	—	—		(0.02)
Dividends from net realized gains	(1.81)		—	—	—	—		—
Total distributions	(1.81)		(0.02)	(0.06)	—	—		(0.02)
Net asset value, end of period	$17.66		$18.59	$16.71	$13.10	$12.37		$11.93
Ratios and supplemental data:
Total return(b)	5.10%		11.37%	28.15%	5.90%	3.69%		13.72%
Net assets, end of period (000)	$18,794		$19,709	$26,249	$22,389	$22,702		$24,518
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.44%		1.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.56%	(c)	1.52%	1.63%	1.57%	1.57%		1.56%
Ratio of net investment income (loss) to average net assets	0.13%	(c)	(0.25% )	0.01%	0.06%	(0.28%	)	(0.18% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Portfolio turnover rate	85.7%		61.0%	89.0%	47.9%	73.5%		49.4%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

194	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
Net asset value, beginning of period	$17.42		$15.76		$12.39		$11.78		$11.45		$10.14
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.17)		(0.09)		(0.08)		(0.13)		(0.10)
Net realized and unrealized gain (loss)	0.80		1.83		3.46		0.69		0.46		1.41
Total from investment operations	0.75		1.66		3.37		0.61		0.33		1.31
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	(1.81)		—		—		—		—		—
Total distributions	(1.81)		—		—		—		—		—
Net asset value, end of period	$16.36		$17.42		$15.76		$12.39		$11.78		$11.45
Ratios and supplemental data:
Total return(b)	4.66%		10.53%		27.20%		5.18%		2.88%		12.92%
Net assets, end of period (000)	$421		$449		$796		$1,662		$2,893		$4,171
Ratio of net expenses to average net assets	1.90%	(c)	1.90%		1.90%		1.90%		2.20%		2.31%
Ratio of gross expenses to average net assets prior to expense reductions	2.31%	(c)	2.27%		2.39%		2.33%		2.32%		2.31%
Ratio of net investment income (loss) to average net assets	(0.62%	)(c)	(1.00%	)	(0.68%	)	(0.70%	)	(1.03%	)	(0.92%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
Net asset value, beginning of period	$17.42		$15.76		$12.39		$11.79		$11.45		$10.15
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.17)		(0.10)		(0.09)		(0.12)		(0.10)
Net realized and unrealized gain (loss)	0.81		1.83		3.47		0.69		0.46		1.40
Total from investment operations	0.76		1.66		3.37		0.60		0.34		1.30
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	(1.81)		—		—		—		—		—
Total distributions	(1.81)		—		—		—		—		—
Net asset value, end of period	$16.37		$17.42		$15.76		$12.39		$11.79		$11.45
Ratios and supplemental data:
Total return(b)	4.72%		10.53%		27.20%		5.09%		2.97%		12.81%
Net assets, end of period (000)	$14,536		$14,092		$10,914		$9,287		$10,153		$10,628
Ratio of net expenses to average net assets	1.90%	(c)	1.90%		1.90%		1.90%		2.19%		2.31%
Ratio of gross expenses to average net assets prior to expense reductions	2.31%	(c)	2.27%		2.38%		2.33%		2.32%		2.31%
Ratio of net investment income (loss) to average net assets	(0.63%	)(c)	(1.01%	)	(0.74%	)	(0.70%	)	(1.03%	)	(0.92%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	195

Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014		2013	2012		2011		2010
Net asset value, beginning of period	$18.77		$16.86		$13.23	$12.46		$11.98		$10.56
Income from investment operations:
Net investment income (loss)(a)	0.03		0.00	••	0.04	0.04		(0.00)		0.01
Net realized and unrealized gain (loss)	0.88		1.96		3.69	0.73		0.48		1.46
Total from investment operations 0.91	1.96		3.73		0.77	0.48		1.47
Distributions:
Dividends from net investment income	—		(0.05)		(0.10)	—		—		(0.05)
Dividends from net realized gains	(1.81)		—		—	—		—		—
Total distributions	(1.81)		(0.05)		(0.10)	—		—		(0.05)
Net asset value, end of period	$17.87		$18.77		$16.86	$13.23		$12.46		$11.98
Ratios and supplemental data:
Total return(b)	5.22%		11.67%		28.42%	6.18%		4.01%		13.97%
Net assets, end of period (000)	$31,675		$30,173		$27,931	$24,863		$24,547		$23,441
Ratio of net expenses to average net assets	0.90%	(c)	0.90%		0.90%	0.90%		1.18%		1.31%
Ratio of gross expenses to average net assets prior to expense reductions	1.31%	(c)	1.27%		1.38%	1.32%		1.32%		1.31%
Ratio of net investment income (loss) to average net assets	0.38%	(c)	0.00%	•••	0.27%	0.30%		(0.02%	)	0.08%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014		2013	2012		2011		2010
Net asset value, beginning of period	$18.34		$16.51		$12.97	$12.28		$11.87		$10.47
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.08)		(0.04)	(0.03)		(0.07)		(0.05)
Net realized and unrealized gain (loss)	0.86		1.91		3.63	0.72		0.48		1.45
Total from investment operations 0.85	1.83		3.59		0.69	0.41		1.40
Distributions:
Dividends from net investment income	—		—		(0.05)	—		—		—
Dividends from net realized gains	(1.81)		—		—	—		—		—
Total distributions	(1.81)		—		(0.05)	—		—		—
Net asset value, end of period	$17.38		$18.34		$16.51	$12.97		$12.28		$11.87
Ratios and supplemental data:
Total return(b)	5.00%		11.08%		27.80%	5.62%		3.45%		13.37%
Net assets, end of period (000)	$232		$204		$266	$172		$103		$99
Ratio of net expenses to average net assets	1.40%	(c)	1.40%		1.40%	1.40%		1.68%		1.81%
Ratio of gross expenses to average net assets prior to expense reductions	1.81%	(c)	1.77%		1.88%	1.82%		1.82%		1.81%
Ratio of net investment income (loss) to average net assets	(0.14%	)(c)	(0.49%	)	(0.26% )	(0.21%	)	(0.52%	)	(0.43% )

••	Amounts are less than $0.005.

•••	Amount is less than 0.005%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

196	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					June 1, 2010* through October 31,
	2015		2014	2013		2012	2011	2010
Net asset value, beginning of period	$14.33		$14.77	$11.82		$12.04	$11.64	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.15)	(0.12)		(0.13)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	0.83		1.78	3.07		(0.09)	0.55	1.68
Total from investment operations	0.76		1.63	2.95		(0.22)	0.41	1.64
Distributions:
Dividends from net investment income	—		—	—		—	(0.01)	—
Dividends from net realized gains	(1.34)		(2.07)	—		—	—	—
Total distributions	(1.34)		(2.07)	—		—	(0.01)	—
Net asset value, end of period	$13.75		$14.33	$14.77		$11.82	$12.04	$11.64
Ratios and supplemental data:
Total return(b)	5.72%		12.14%	24.96%		(1.83% )	3.55%	16.40%
Net assets, end of period (000)	$31,021		$31,009	$30,726		$21,384	$23,463	$14,557
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%		1.50%	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.62%	(c)	1.62%	1.69%		1.74%	1.84%	2.63%	(c)
Ratio of net investment income (loss) to average net assets	(1.05%	)(c)	(1.06% )	(0.88%	)	(1.10% )	(1.08% )	(0.99%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					June 1, 2010* through October 31,
	2015		2014	2013		2012	2011	2010
Portfolio turnover rate	47.1%		152.7%	248.3%		139.8%	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						June 1, 2010* through October 31,
	2015		2014	2013		2012	2011		2010*
Net asset value, beginning of period	$13.83		$14.42	$11.63		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.24)	(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	0.81		1.72	2.99		(0.08)	0.57		1.68
Total from investment operations	0.69		1.48	2.79		(0.30)	0.33		1.60
Distributions:
Dividends from net investment income	—		—	—		—	—		—
Dividends from net realized gains	(1.34)		(2.07)	—		—	—		—
Total distributions	(1.34)		(2.07)	—		—	—		—
Net asset value, end of period	$13.18		$13.83	$14.42		$11.63	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	5.40%		11.28%	23.99%		(2.51% )	2.84%		16.00%
Net assets, end of period (000)	$1,759		$1,682	$1,633		$1,338	$1,451		$1,160
Ratio of net expenses to average net assets	2.25%	(c)	2.25%	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	(c)	2.37%	2.44%		2.49%	2.61%		3.41%	(c)
Ratio of net investment income (loss) to average net assets	(1.80%	)(c)	(1.81% )	(1.60%	)	(1.84% )	(1.81%	)	(1.74%	)(c)

	Class C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						June 1, 2010* through October 31,
	2015		2014	2013		2012	2011		2010*
Net asset value, beginning of period	$13.83		$14.42	$11.64		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.24)	(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	0.80		1.72	2.98		(0.07)	0.57		1.68
Total from investment operations	0.68		1.48	2.78		(0.29)	0.33		1.60
Distributions:
Dividends from net investment income	—		—	—		—	—		—
Dividends from net realized gains	(1.34)		(2.07)	—		—	—		—
Total distributions	(1.34)		(2.07)	—		—	—		—
Net asset value, end of period	$13.17		$13.83	$14.42		$11.64	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	5.32%		11.30%	23.88%		(2.43% )	2.84%		16.00%
Net assets, end of period (000)	$2,644		$2,542	$2,553		$2,274	$2,524		$1,545
Ratio of net expenses to average net assets	2.25%	(c)	2.25%	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	(c)	2.37%	2.45%		2.49%	2.59%		3.38%	(c)
Ratio of net investment income (loss) to average net assets	(1.80%	)(c)	(1.80% )	(1.56%	)	(1.84% )	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

198	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	Class I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 1, 2010* through October 31,
	2015		2014	2013	2012	2011	2010*
Net asset value, beginning of period	$14.50		$14.89	$11.89	$12.07	$11.65	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.11)	(0.08)	(0.10)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	0.84		1.79	3.08	(0.08)	0.57	1.68
Total from investment operations	0.79		1.68	3.00	(0.18)	0.45	1.65
Distributions:
Dividends from net investment income	—		—	—	—	(0.03)	—
Dividends from net realized gains	(1.34)		(2.07)	—	—	—	—
Total distributions	(1.34)		(2.07)	—	—	(0.03)	—
Net asset value, end of period	$13.95		$14.50	$14.89	$11.89	$12.07	$11.65
Ratios and supplemental data:
Total return(b)	5.87%		12.40%	25.23%	(1.49%)	3.82%	16.50%
Net assets, end of period (000)	$11,175		$10,519	$11,062	$8,608	$7,738	$2,540
Ratio of net expenses to average net assets	1.25	%(c)	1.25%	1.25%	1.25%	1.25%	1.25	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.37	%(c)	1.37%	1.44%	1.49%	1.54%	2.40	%(c)
Ratio of net investment income (loss) to average net assets	(0.80	%)(c)	(0.81%)	(0.60%)	(0.83%)	(0.89%)	(0.74	%)(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 1, 2010* through October 31,
	2015		2014	2013	2012	2011	2010*
Net asset value, beginning of period	$14.18		$14.66	$11.77	$12.01	$11.63	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.18)	(0.14)	(0.16)	(0.17)	(0.05)
Net realized and unrealized gain (loss)	0.82		1.77	3.03	(0.08)	0.55	1.68
Total from investment operations	0.73		1.59	2.89	(0.24)	0.38	1.63
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.34)		(2.07)	—	—	—	—
Total distributions	(1.34)		(2.07)	—	—	—	—
Net asset value, end of period	$13.57		$14.18	$14.66	$11.77	$12.01	$11.63
Ratios and supplemental data:
Total return(b)	5.56%		11.93%	24.55%	(2.00%)	3.27%	16.30%
Net assets, end of period (000)	$1,922		$1,822	$1,787	$1,175	$1,201	$1,163
Ratio of net expenses to average net assets	1.75	%(c)	1.75%	1.75%	1.75%	1.75%	1.75	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.87	%(c)	1.87%	1.94%	1.99%	2.13%	2.91	%(c)
Ratio of net investment income (loss) to average net assets	(1.30	%)(c)	(1.31%)	(1.11%)	(1.34%)	(1.29%)	(1.24	%)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	August 5, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.12	0.39	0.05
Net realized and unrealized gain (loss)	(0.03)	0.24	0.31
Total from investment operations	0.09	0.63	0.36
Distributions:
Dividends from net investment income	(0.15)	(0.18)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.28)	(0.21)	—
Net asset value, end of period	$10.59	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	0.88%	6.12%	3.60%
Net assets, end of period (000)	$24,802	$28,365	$25,922
Ratio of net expenses to average net assets	1.35% (c)	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.69% (c)	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	2.20% (c)	3.68%	1.99%	(c)

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	August 5, 2013* through October 31,
	2015	2014	2013
Portfolio turnover rate	75.3%	130.0%	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	August 5, 2013* through October 31,
	2015	2014	2013*
Net asset value, beginning of period	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.07	0.31	0.03
Net realized and unrealized gain (loss)	(0.03)	0.25	0.31
Total from investment operations	0.04	0.56	0.34
Distributions:
Dividends from net investment income	(0.13)	(0.13)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.26)	(0.16)	—
Net asset value, end of period	$10.52	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	0.42%	5.40%	3.40%
Net assets, end of period (000)	$659	$418	$253
Ratio of net expenses to average net assets	2.10% (c)	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.46% (c)	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	1.29% (c)	2.90%	1.39%	(c)

	Class I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	August 5, 2013* through October 31,
	2015	2014	2013*
Net asset value, beginning of period	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13	0.42	0.05
Net realized and unrealized gain (loss)	(0.04)	0.23	0.32
Total from investment operations	0.09	0.65	0.37
Distributions:
Dividends from net investment income	(0.15)	(0.20)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.28)	(0.23)	—
Net asset value, end of period	$10.60	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	0.94%	6.33%	3.70%
Net assets, end of period (000)	$6,998	$8,020	$7,586
Ratio of net expenses to average net assets	1.10% (c)	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.44% (c)	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	2.44% (c)	3.97%	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

	Class R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	August 5, 2013* through October 31,
	2015	2014	2013*
Net asset value, beginning of period	$10.77	$10.35	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.37	0.04
Net realized and unrealized gain (loss)	(0.03)	0.24	0.31
Total from investment operations	0.07	0.61	0.35
Distributions:
Dividends from net investment income	(0.14)	(0.16)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.27)	(0.19)	—
Net asset value, end of period	$10.57	$10.77	$10.35
Ratios and supplemental data:
Total return(b)	0.72%	5.89%	3.50%
Net assets, end of period (000)	$110	$110	$104
Ratio of net expenses to average net assets	1.60% (c)	1.60%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.94% (c)	1.98%	3.22%	(c)
Ratio of net investment income (loss) to average net assets	1.90% (c)	3.44%	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 5, 2013* through October 31,
	2015		2014		2013
Net asset value, beginning of period	$11.36		$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.06)		(0.02)
Net realized and unrealized gain (loss)	0.58		0.79		0.65
Total from investment operations	0.57		0.73		0.63
Distributions:
Dividends from net investment income	—		(0.00	)**	—
Dividends from net realized gains	—		(0.00	)**	—
Return of capital	—		(0.00	)**	—
Total distributions	—		(0.00	)**	—
Net asset value, end of period	$11.93		$11.36		$10.63
Ratios and supplemental data:
Total return(b)	5.02%		6.90%		6.30%
Net assets, end of period (000)	$30,718		$37,112		$13,032
Ratio of net expenses to average net assets	1.25%	(c)	1.25%		1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	(c)	1.68%		5.58%	(c)
Ratio of net investment income (loss) to average net assets	(0.23%	)(c)	(0.58%	)	(0.72%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 5, 2013* through October 31,
	2015		2014		2013
Portfolio turnover rate	35.8%		69.2%		12.0%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Mid Cap Growth Fund    Financial Highlights

	Class C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 5, 2013* through October 31,
	2015		2014		2013*
Net asset value, beginning of period	$11.26		$10.61		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.14)		(0.04)
Net realized and unrealized gain (loss)	0.58		0.79		0.65
Total from investment operations	0.52		0.65		0.61
Distributions:
Dividends from net investment income	—		—		—
Dividends from net realized gains	—		(0.00	)**	—
Total distributions	—		(0.00	)**	—
Net asset value, end of period	$11.78		$11.26		$10.61
Ratios and supplemental data:
Total return(b)	4.62%		6.13%		6.10%
Net assets, end of period (000)	$753		$583		$122
Ratio of net expenses to average net assets	2.00%	(c)	2.00%		2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	(c)	2.41%		6.60%	(c)
Ratio of net investment income (loss) to average net assets	(1.03%	)(c)	(1.32%	)	(1.57%	)(c)

	Class I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 5, 2013* through October 31,
	2015		2014		2013*
Net asset value, beginning of period	$11.40		$10.64		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**	(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.59		0.81		0.65
Total from investment operations	0.59		0.77		0.64
Distributions:
Dividends from net investment income	—		(0.01)		—
Dividends from net realized gains	—		(0.00	)**	—
Return of capital	—		(0.00	)**	—
Total distributions	—		(0.01)		—
Net asset value, end of period	$11.99		$11.40		$10.64
Ratios and supplemental data:
Total return(b)	5.18%		7.21%		6.40%
Net assets, end of period (000)	$8,596		$9,730		$7,299
Ratio of net expenses to average net assets	1.00%	(c)	1.00%		1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.46%		5.59%	(c)
Ratio of net investment income (loss) to average net assets	0.00%	(c)***	(0.33%	)	(0.54%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

***	Amount is less than 0.005%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 5, 2013* through October 31,
	2015		2014		2013*
Net asset value, beginning of period	$11.33		$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.09)		(0.03)
Net realized and unrealized gain (loss)	0.59		0.79		0.66
Total from investment operations	0.56		0.70		0.63
Distributions:
Dividends from net investment income	—		—		—
Dividends from net realized gains	—		(0.00	)**	—
Total distributions	—		(0.00	)**	—
Net asset value, end of period	$11.89		$11.33		$10.63
Ratios and supplemental data:
Total return(b)	4.94%		6.59%		6.30%
Net assets, end of period (000)	$119		$113		$106
Ratio of net expenses to average net assets	1.50%	(c)	1.50%		1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	(c)	1.98%		6.13%	(c)
Ratio of net investment income (loss) to average net assets	(0.50%	)(c)	(0.82%	)	(1.06%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$19.27		$19.24	$17.27	$16.32	$15.46		$12.64
Income from investment operations:
Net investment income (loss)(a)	0.03		0.09	0.09	0.06	(0.04)		(0.04)
Net realized and unrealized gain (loss)	1.03		0.02	1.92	0.89	0.90		2.86
Total from investment operations	1.06		0.11	2.01	0.95	0.86		2.82
Distributions:
Dividends from net investment income	—		(0.08)	(0.04)	—	—		—
Dividends from net realized gains	(2.11)		—	—	—	—		—
Total distributions	(2.11)		(0.08)	(0.04)	—	—		—
Net asset value, end of period	$18.22		$19.27	$19.24	$17.27	$16.32		$15.46
Ratios and supplemental data:
Total return(b)	6.49%		0.57%	11.64%	5.82%	5.56%		22.31%
Net assets, end of period (000)	$231,787		$254,400	$368,964	$459,516	$238,764		$136,723
Ratio of net expenses to average net assets	1.33%	(c)	1.39%	1.40%	1.40%	1.49%		1.67%
Ratio of gross expenses to average net assets prior to expense reductions	1.33%	(c)	1.39%	1.48%	1.59%	1.58%		1.67%
Ratio of net investment income (loss) to average net assets	0.28%	(c)	0.43%	0.50%	0.36%	(0.21%	)	(0.26%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Portfolio turnover rate	39.4%		81.6%	73.4%	55.7%	59.6%		63.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
Net asset value, beginning of period	$18.20		$18.24		$16.45		$15.67		$14.96		$12.32
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.09)		(0.05)		(0.07)		(0.16)		(0.14)
Net realized and unrealized gain (loss)	0.98		0.05		1.84		0.85		0.87		2.78
Total from investment operations	0.93		(0.04)		1.79		0.78		0.71		2.64
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	(2.11)		—		—		—		—		—
Total distributions	(2.11)		—		—		—		—		—
Net asset value, end of period	$17.02		$18.20		$18.24		$16.45		$15.67		$14.96
Ratios and supplemental data:
Total return(b)	6.14%		(0.22%	)	10.88%		4.98%		4.75%		21.43%
Net assets, end of period (000)	$1,594		$2,302		$5,995		$9,542		$13,500		$16,606
Ratio of net expenses to average net assets	2.08%	(c)	2.15%		2.15%		2.15%		2.25%		2.42%
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	(c)	2.15%		2.23%		2.34%		2.32%		2.42%
Ratio of net investment income (loss) to average net assets	(0.55%	)(c)	(0.46%	)	(0.26%	)	(0.45%	)	(1.01%	)	(1.02%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
Net asset value, beginning of period	$18.18		$18.21		$16.43		$15.65		$14.94		$12.30
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.06)		(0.04)		(0.06)		(0.16)		(0.14)
Net realized and unrealized gain (loss)	0.96		0.03		1.82		0.84		0.87		2.78
Total from investment operations	0.92		(0.03)		1.78		0.78		0.71		2.64
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	(2.11)		—		—		—		—		—
Total distributions	(2.11)		—		—		—		—		—
Net asset value, end of period	$16.99		$18.18		$18.21		$16.43		$15.65		$14.94
Ratios and supplemental data:
Total return(b)	6.08%		(0.16%	)	10.83%		4.98%		4.75%		21.46%
Net assets, end of period (000)	$52,938		$59,756		$65,622		$65,621		$53,355		$48,200
Ratio of net expenses to average net assets	2.08%	(c)	2.13%		2.15%		2.15%		2.25%		2.42%
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	(c)	2.13%		2.23%		2.34%		2.32%		2.42%
Ratio of net investment income (loss) to average net assets	(0.46%	)(c)	(0.32%	)	(0.23%	)	(0.41%	)	(0.98%	)	(1.01%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$19.50		$19.48	$17.47	$16.47	$15.57		$12.72
Income from investment operations:
Net investment income (loss)(a)	0.05		0.13	0.14	0.10	0.01		0.01
Net realized and unrealized gain (loss)	1.05		0.03	1.94	0.90	0.89		2.87
Total from investment operations	1.10		0.16	2.08	1.00	0.90		2.88
Distributions:
Dividends from net investment income	—		(0.14)	(0.07)	—	—		(0.03)
Dividends from net realized gains	(2.11)		—	—	—	—		—
Total distributions	(2.11)		(0.14)	(0.07)	—	—		(0.03)
Net asset value, end of period	$18.49		$19.50	$19.48	$17.47	$16.47		$15.57
Ratios and supplemental data:
Total return(b)	6.63%		0.80%	11.97%	6.07%	5.78%		22.66%
Net assets, end of period (000)	$388,180		$410,485	$460,587	$415,463	$226,298		$96,003
Ratio of net expenses to average net assets	1.08%	(c)	1.14%	1.15%	1.15%	1.23%		1.42%
Ratio of gross expenses to average net assets prior to expense reductions	1.08%	(c)	1.14%	1.23%	1.34%	1.33%		1.42%
Ratio of net investment income (loss) to average net assets	0.55%	(c)	0.66%	0.79%	0.61%	0.07%		0.06%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$19.00		$18.98	$17.06	$16.16	$15.35		$12.58
Income from investment operations:
Net investment income (loss)(a)	0.01		0.03	0.06	0.02	(0.08)		(0.07)
Net realized and unrealized gain (loss)	1.01		0.03	1.88	0.88	0.89		2.84
Total from investment operations	1.02		0.06	1.94	0.90	0.81		2.77
Distributions:
Dividends from net investment income	—		(0.04)	(0.02)	—	—		—
Dividends from net realized gains	(2.11)		—	—	—	—		—
Total distributions	(2.11)		(0.04)	(0.02)	—	—		—
Net asset value, end of period	$17.91		$19.00	$18.98	$17.06	$16.16		$15.35
Ratios and supplemental data:
Total return(b)	6.36%		0.33%	11.36%	5.57%	5.28%		22.02%
Net assets, end of period (000)	$13,417		$14,650	$19,550	$12,016	$3,667		$1,163
Ratio of net expenses to average net assets	1.58%	(c)	1.64%	1.65%	1.65%	1.73%		1.92%
Ratio of gross expenses to average net assets prior to expense reductions	1.58%	(c)	1.64%	1.73%	1.84%	1.84%		1.92%
Ratio of net investment income (loss) to average net assets	0.06%	(c)	0.14%	0.33%	0.11%	(0.46%	)	(0.49% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.73		$13.97	$12.83	$12.47	$12.42	$10.30
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.06	0.03	0.04	0.01	0.08
Net realized and unrealized gain (loss)	0.49		(0.18)	1.11	0.32	0.08	2.11
Total from investment operations	0.48		(0.12)	1.14	0.36	0.09	2.19
Distributions:
Dividends from net investment income	(0.03)		(0.01)	—	—	(0.04)	(0.07)
Dividends from net realized gains	(0.30)		(0.11)	—	—	—	—
Total distributions	(0.33)		(0.12)	—	—	(0.04)	(0.07)
Net asset value, end of period	$13.88		$13.73	$13.97	$12.83	$12.47	$12.42
Ratios and supplemental data:
Total return(b)	3.66%		(0.84% )	8.89%	2.89%	0.68%	21.40%
Net assets, end of period (000)	$148,810		$168,332	$164,273	$138,718	$104,365	$44,895
Ratio of net expenses to average net assets	1.65%	(c)	1.61%	1.63%	1.60%	1.58%	1.67%
Ratio of gross expenses to average net assets prior to expense reductions	1.65%	(c)	1.61%	1.63%	1.60%	1.58%	1.67%
Ratio of net investment income (loss) to average net assets	(0.20%	)(c)	0.45%	0.23%	0.32%	0.08%	0.67%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Portfolio turnover rate	31.1%		99.9%	85.8%	50.1%	67.4%	48.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013		2012		2011		2010
Net asset value, beginning of period	$13.26		$13.59	$12.58		$12.32		$12.32		$10.24
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.03)	(0.07)		(0.06)		(0.09)		(0.01)
Net realized and unrealized gain (loss)	0.47		(0.19)	1.08		0.32		0.09		2.10
Total from investment operations	0.41		(0.22)	1.01		0.26		—		2.09
Distributions:
Dividends from net investment income	—		—	—		—		—		(0.01)
Dividends from net realized gains	(0.30)		(0.11)	—		—		—		—
Total distributions	(0.30)		(0.11)	—		—		—		(0.01)
Net asset value, end of period	$13.37		$13.26	$13.59		$12.58		$12.32		$12.32
Ratios and supplemental data:
Total return(b)	3.26%		(1.59% )	8.03%		2.11%		0.00%		20.42%
Net assets, end of period (000)	$586		$713	$1,788		$1,595		$1,815		$1,819
Ratio of net expenses to average net assets	2.40%	(c)	2.35%	2.38%		2.34%		2.33%		2.43%
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	(c)	2.35%	2.38%		2.34%		2.33%		2.43%
Ratio of net investment income (loss) to average net assets	(0.94%	)(c)	(0.23% )	(0.52%	)	(0.46%	)	(0.71%	)	(0.11% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013		2012		2011		2010
Net asset value, beginning of period	$13.26		$13.59	$12.57		$12.31		$12.31		$10.24
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.04)	(0.06)		(0.05)		(0.09)		(0.01)
Net realized and unrealized gain (loss)	0.47		(0.18)	1.08		0.31		0.09		2.10
Total from investment operations	0.41		(0.22)	1.02		0.26		—		2.09
Distributions:
Dividends from net investment income	—		—	—		—		(0.00	)**	(0.02)
Dividends from net realized gains	(0.30)		(0.11)	—		—		—		—
Total distributions	(0.30)		(0.11)	—		—		—		(0.02)
Net asset value, end of period	$13.37		$13.26	$13.59		$12.57		$12.31		$12.31
Ratios and supplemental data:
Total return(b)	3.26%		(1.59% )	8.11%		2.11%		0.00%		20.43%
Net assets, end of period (000)	$43,243		$44,611	$34,022		$21,527		$8,913		$3,472
Ratio of net expenses to average net assets	2.40%	(c)	2.37%	2.39%		2.35%		2.33%		2.43%
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	(c)	2.37%	2.39%		2.35%		2.33%		2.43%
Ratio of net investment income (loss) to average net assets	(0.93%	)(c)	(0.33% )	(0.50%	)	(0.41%	)	(0.66%	)	(0.07% )

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

210	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.83		$14.07	$12.92	$12.54	$12.46	$10.32
Income from investment operations:
Net investment income (loss)(a)	—		0.09	0.07	0.07	0.04	0.10
Net realized and unrealized gain (loss)	0.49		(0.18)	1.11	0.32	0.09	2.12
Total from investment operations	0.49		(0.09)	1.18	0.39	0.13	2.22
Distributions:
Dividends from net investment income	(0.07)		(0.04)	(0.03)	(0.01)	(0.05)	(0.08)
Dividends from net realized gains	(0.30)		(0.11)	—	—	—	—
Total distributions	(0.37)		(0.15)	(0.03)	(0.01)	(0.05)	(0.08)
Net asset value, end of period	$13.95		$13.83	$14.07	$12.92	$12.54	$12.46
Ratios and supplemental data:
Total return(b)	3.74%		(0.60% )	9.16%	3.11%	1.05%	21.68%
Net assets, end of period (000)	$418,129		$436,546	$311,823	$175,572	$89,205	$52,875
Ratio of net expenses to average net assets	1.40%	(c)	1.37%	1.39%	1.35%	1.33%	1.43%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	(c)	1.37%	1.39%	1.35%	1.33%	1.43%
Ratio of net investment income (loss) to average net assets	0.07%	(c)	0.65%	0.53%	0.59%	0.33%	0.92%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.62		$13.88	$12.78	$12.45	$12.39	$10.28
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.04	—	0.01	(0.03)	0.04
Net realized and unrealized gain (loss)	0.47		(0.19)	1.10	0.32	0.09	2.11
Total from investment operations	0.45		(0.15)	1.10	0.33	0.06	2.15
Distributions:
Dividends from net investment income	—		—	—	—	—	(0.04)
Dividends from net realized gains	(0.30)		(0.11)	—	—	—	—
Total distributions	(0.30)		(0.11)	—	—	—	(0.04)
Net asset value, end of period	$13.77		$13.62	$13.88	$12.78	$12.45	$12.39
Ratios and supplemental data:
Total return(b)	3.47%		(1.05% )	8.61%	2.65%	0.48%	20.99%
Net assets, end of period (000)	$1,812		$1,361	$1,908	$1,555	$1,274	$1,252
Ratio of net expenses to average net assets	1.90%	(c)	1.86%	1.88%	1.84%	1.83%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%	(c)	1.86%	1.88%	1.84%	1.83%	1.93%
Ratio of net investment income (loss) to average net assets	(0.38%	)(c)	0.28%	(0.04% )	0.05%	(0.21% )	0.38%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class A
	(Unaudited) Six Months Ended April 30,		December 31, 2013* through October 31,
	2015		2014
Net asset value, beginning of period	$9.84		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		0.02
Net realized and unrealized gain (loss)	0.24		(0.18)
Total from investment operations	0.21		(0.16)
Distributions:
Dividends from net investment income	(0.05)		—
Dividends from net realized gains	—		—
Total distributions	(0.05)		—
Net asset value, end of period	$10.00		$9.84
Ratios and supplemental data:
Total return(b)	2.15%		(1.60%	)
Net assets, end of period (000)	$8,472		$5,360
Ratio of net expenses to average net assets	1.75%	(c)	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.26%	(c)	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.58%	)(c)	0.24%	(c)

	(Unaudited) Six Months Ended April 30,		December 31, 2013* through October 31,
	2015		2014
Portfolio turnover rate	31.4%		109.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	Class C
	(Unaudited) Six Months Ended April 30,		December 31, 2013* through October 31,
	2015		2014
Net asset value, beginning of period	$9.78		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.04)
Net realized and unrealized gain (loss)	0.24		(0.18)
Total from investment operations	0.18		(0.22)
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	—		—
Total distributions	—		—
Net asset value, end of period	$9.96		$9.78
Ratios and supplemental data:
Total return(b)	1.84%		(2.20%	)
Net assets, end of period (000)	$323		$288
Ratio of net expenses to average net assets	2.50%	(c)	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.01%	(c)	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(1.35%	)(c)	(0.45%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		December 31, 2013* through October 31,
	2015		2014
Net asset value, beginning of period	$9.86		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.04
Net realized and unrealized gain (loss)	0.24		(0.18)
Total from investment operations	0.22		(0.14)
Distributions:
Dividends from net investment income	(0.06)		—
Dividends from net realized gains	—		—
Total distributions	(0.06)		—
Net asset value, end of period	$10.02		$9.86
Ratios and supplemental data:
Total return(b)	2.31%		(1.40%	)
Net assets, end of period (000)	$9,761		$9,701
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.01%	(c)	3.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.36%	)(c)	0.50%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		December 31, 2013* through October 31,
	2015		2014
Net asset value, beginning of period	$9.82		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		—
Net realized and unrealized gain (loss)	0.24		(0.18)
Total from investment operations	0.20		(0.18)
Distributions:
Dividends from net investment income	(0.02)		—
Dividends from net realized gains	—		—
Total distributions	(0.02)		—
Net asset value, end of period	$10.00		$9.82
Ratios and supplemental data:
Total return(b)	2.01%		(1.80%	)
Net assets, end of period (000)	$100		$98
Ratio of net expenses to average net assets	2.00%	(c)	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.51%	(c)	3.72%	(c)
Ratio of net investment income (loss) to average net assets	(0.85%	)(c)	(0.02%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

214	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012		2011		2010
Net asset value, beginning of period	$15.67		$14.97	$13.00	$12.14		$11.28		$9.12
Income from investment operations:
Net investment income (loss)(a)	(0.00	)*	(0.01)	0.03	(0.02)		(0.07)		(0.07)
Net realized and unrealized gain (loss)	0.82		1.08	1.96	0.88		0.93		2.23
Total from investment operations	0.82		1.07	1.99	0.86		0.86		2.16
Distributions:
Dividends from net investment income	—		(0.10)	(0.02)	—		—		—
Dividends from net realized gains	(3.10)		(0.27)	—	—		—		—
Total distributions	(3.10)		(0.37)	(0.02)	—		—		—
Net asset value, end of period	$13.39		$15.67	$14.97	$13.00		$12.14		$11.28
Ratios and supplemental data:
Total return(b)	6.92%		7.25%	15.35%	7.08%		7.62%		23.68%
Net assets, end of period (000)	$76,709		$87,989	$152,068	$113,260		$51,525		$30,212
Ratio of net expenses to average net assets	1.34%	(c)	1.40%	1.40%	1.40%		1.57%		1.88%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.40%	1.44%	1.52%		1.66%		1.88%
Ratio of net investment income (loss) to average net assets	(0.07%	)(c)	(0.10% )	0.22%	(0.14%	)	(0.60%	)	(0.71%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012		2011		2010
Portfolio turnover rate	27.9%		53.3%	75.3%	44.5%		58.8%		65.1%

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013		2012		2011		2010
Net asset value, beginning of period	$15.03		$14.38	$12.56		$11.82		$11.06		$9.02
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.12)	(0.07)		(0.11)		(0.16)		(0.15)
Net realized and unrealized gain (loss)	0.78		1.04	1.89		0.85		0.92		2.19
Total from investment operations	0.73		0.92	1.82		0.74		0.76		2.04
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.10)		(0.27)	—		—		—		—
Total distributions	(3.10)		(0.27)	—		—		—		—
Net asset value, end of period	$12.66		$15.03	$14.38		$12.56		$11.82		$11.06
Ratios and supplemental data:
Total return(b)	6.56%		6.49%	14.49%		6.26%		6.87%		22.62%
Net assets, end of period (000)	$702		$1,171	$2,751		$2,519		$2,603		$2,552
Ratio of net expenses to average net assets	2.09%	(c)	2.16%	2.15%		2.15%		2.35%		2.63%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	(c)	2.16%	2.19%		2.28%		2.42%		2.63%
Ratio of net investment income (loss) to average net assets	(0.82%	)(c)	(0.81% )	(0.53%	)	(0.90%	)	(1.37%	)	(1.46%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013		2012		2011		2010
Net asset value, beginning of period	$15.00		$14.36	$12.54		$11.80		$11.04		$9.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.12)	(0.07)		(0.11)		(0.16)		(0.15)
Net realized and unrealized gain (loss)	0.78		1.03	1.89		0.85		0.92		2.19
Total from investment operations	0.73		0.91	1.82		0.74		0.76		2.04
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.10)		(0.27)	—		—		—		—
Total distributions	(3.10)		(0.27)	—		—		—		—
Net asset value, end of period	$12.63		$15.00	$14.36		$12.54		$11.80		$11.04
Ratios and supplemental data:
Total return(b)	6.57%		6.43%	14.51%		6.27%		6.88%		22.67%
Net assets, end of period (000)	$24,632		$28,811	$32,975		$25,749		$10,359		$6,523
Ratio of net expenses to average net assets	2.09%	(c)	2.14%	2.15%		2.15%		2.32%		2.63%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	(c)	2.14%	2.19%		2.27%		2.41%		2.63%
Ratio of net investment income (loss) to average net assets	(0.83%	)(c)	(0.82% )	(0.51%	)	(0.89%	)	(1.33%	)	(1.46%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012		2011		2010
Net asset value, beginning of period	$15.81		$15.11	$13.11	$12.22		$11.31		$9.13
Income from investment operations:
Net investment income (loss)(a)	0.01		0.02	0.06	0.02		(0.04)		(0.04)
Net realized and unrealized gain (loss)	0.85		1.09	1.99	0.87		0.95		2.22
Total from investment operations	0.86		1.11	2.05	0.89		0.91		2.18
Distributions:
Dividends from net investment income	—		(0.14)	(0.05)	—		—		—
Dividends from net realized gains	(3.10)		(0.27)	—	—		—		—
Total distributions	(3.10)		(0.41)	(0.05)	—		—		—
Net asset value, end of period	$13.57		$15.81	$15.11	$13.11		$12.22		$11.31
Ratios and supplemental data:
Total return(b)	7.14%		7.48%	15.65%	7.28%		8.05%		23.88%
Net assets, end of period (000)	$99,896		$101,511	$212,913	$220,364		$63,563		$11,996
Ratio of net expenses to average net assets	1.09%	(c)	1.15%	1.15%	1.15%		1.27%		1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	1.15%	1.19%	1.27%		1.39%		1.63%
Ratio of net investment income (loss) to average net assets	0.20%	(c)	0.15%	0.46%	0.13%		(0.29%	)	(0.39%	)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012		2011		2010
Net asset value, beginning of period	$15.42		$14.75	$12.83	$12.02		$11.19		$9.07
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.04)	0.00 *	(0.06)		(0.10)		(0.10)
Net realized and unrealized gain (loss)	0.81		1.05	1.93	0.87		0.93		2.22
Total from investment operations	0.79		1.01	1.93	0.81		0.83		2.12
Distributions:
Dividends from net investment income	—		(0.07)	(0.01)	—		—		—
Dividends from net realized gains	(3.10)		(0.27)	—	—		—		—
Total distributions	(3.10)		(0.34)	(0.01)	—		—		—
Net asset value, end of period	$13.11		$15.42	$14.75	$12.83		$12.02		$11.19
Ratios and supplemental data:
Total return(b)	6.83%		6.97%	15.07%	6.74%		7.42%		23.37%
Net assets, end of period (000)	$8,052		$8,314	$9,369	$4,693		$1,709		$1,223
Ratio of net expenses to average net assets	1.59%	(c)	1.64%	1.65%	1.65%		1.83%		2.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.59%	(c)	1.64%	1.69%	1.78%		1.91%		2.13%
Ratio of net investment income (loss) to average net assets	(0.33%	)(c)	(0.29% )	0.00%	(0.45%	)	(0.85%	)	(0.96%	)

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$35.22		$35.84	$32.64	$32.12	$30.15	$27.49
Income from investment operations:
Net investment income (loss)(a)	0.29		0.60	0.64	0.52	0.51	0.64
Net realized and unrealized gain (loss)	0.39		2.78	3.70	0.66	1.89	2.70
Total from investment operations	0.68		3.38	4.34	1.18	2.40	3.34
Distributions:
Dividends from net investment income	(0.25)		(0.80)	(0.27)	(0.66)	(0.43)	(0.68)
Dividends from net realized gains	(3.76)		(3.20)	(0.87)	—	—	—
Total distributions	(4.01)		(4.00)	(1.14)	(0.66)	(0.43)	(0.68)
Net asset value, end of period	$31.89		$35.22	$35.84	$32.64	$32.12	$30.15
Ratios and supplemental data:
Total return(b)	2.10%		10.33%	13.72%	3.73%	8.04%	12.31%
Net assets, end of period (000)	$1,194,218		$1,316,498	$1,614,236	$1,974,535	$2,017,175	$1,706,548
Ratio of net expenses to average net assets	1.09%	(c)	1.09%	1.09%	1.09%	1.08%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	1.09%	1.09%	1.09%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets	1.80%	(c)	1.76%	1.92%	1.62%	1.60%	2.26%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Portfolio turnover rate	15.5%		32.8%	59.5%	42.8%	55.1%	54.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

218	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$41.04		$41.04	$37.26	$36.47	$34.22	$31.10
Income from investment operations:
Net investment income (loss)(a)	0.20		0.54	0.70	0.36	0.32	0.49
Net realized and unrealized gain (loss)	0.47		3.21	4.23	0.77	2.14	3.05
Total from investment operations	0.67		3.75	4.93	1.13	2.46	3.54
Distributions:
Dividends from net investment income	(0.08)		(0.55)	(0.28)	(0.34)	(0.21)	(0.42)
Dividends from net realized gains	(3.76)		(3.20)	(0.87)	—	—	—
Total distributions	(3.84)		(3.75)	(1.15)	(0.34)	(0.21)	(0.42)
Net asset value, end of period	$37.87		$41.04	$41.04	$37.26	$36.47	$34.22
Ratios and supplemental data:
Total return(b)	1.74%		9.88%	13.59%	3.12%	7.21%	11.46%
Net assets, end of period (000)	$13,580		$19,972	$49,769	$92,658	$184,989	$303,273
Ratio of net expenses to average net assets	1.84%	(c)	1.44%	1.18%	1.73%	1.82%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.44%	1.18%	1.73%	1.82%	1.84%
Ratio of net investment income (loss) to average net assets	1.04%	(c)	1.37%	1.85%	0.97%	0.88%	1.51%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$35.34		$35.78	$32.76	$32.23	$30.30	$27.62
Income from investment operations:
Net investment income (loss)(a)	0.17		0.35	0.39	0.28	0.27	0.43
Net realized and unrealized gain (loss)	0.40		2.77	3.71	0.67	1.91	2.72
Total from investment operations	0.57		3.12	4.10	0.95	2.18	3.15
Distributions:
Dividends from net investment income	(0.13)		(0.36)	(0.21)	(0.42)	(0.25)	(0.47)
Dividends from net realized gains	(3.76)		(3.20)	(0.87)	—	—	—
Total distributions	(3.89)		(3.56)	(1.08)	(0.42)	(0.25)	(0.47)
Net asset value, end of period	$32.02		$35.34	$35.78	$32.76	$32.23	$30.30
Ratios and supplemental data:
Total return(b)	1.74%		9.48%	12.88%	2.97%	7.23%	11.50%
Net assets, end of period (000)	$943,454		$1,009,029	$1,093,074	$1,255,629	$1,344,781	$1,291,168
Ratio of net expenses to average net assets	1.84%	(c)	1.84%	1.84%	1.84%	1.83%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.84%	1.84%	1.84%	1.83%	1.84%
Ratio of net investment income (loss) to average net assets	1.05%	(c)	1.02%	1.17%	0.87%	0.86%	1.51%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.28		$35.07	$31.91	$31.41	$29.48	$26.89
Income from investment operations:
Net investment income (loss)(a)	0.32		0.68	0.71	0.59	0.58	0.70
Net realized and unrealized gain (loss)	0.38		2.69	3.62	0.65	1.84	2.64
Total from investment operations	0.70		3.37	4.33	1.24	2.42	3.34
Distributions:
Dividends from net investment income	(0.29)		(0.96)	(0.30)	(0.74)	(0.49)	(0.75)
Dividends from net realized gains	(3.76)		(3.20)	(0.87)	—	—	—
Total distributions	(4.05)		(4.16)	(1.17)	(0.74)	(0.49)	(0.75)
Net asset value, end of period	$30.93		$34.28	$35.07	$31.91	$31.41	$29.48
Ratios and supplemental data:
Total return(b)	2.24%		10.60%	13.99%	4.01%	8.31%	12.61%
Net assets, end of period (000)	$621,119		$688,258	$668,124	$915,394	$856,632	$683,473
Ratio of net expenses to average net assets	0.84%	(c)	0.84%	0.84%	0.84%	0.83%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.84%	(c)	0.84%	0.84%	0.84%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	2.05%	(c)	2.04%	2.18%	1.87%	1.85%	2.51%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.99		$35.57	$32.46	$31.95	$30.02	$27.39
Income from investment operations:
Net investment income (loss)(a)	0.25		0.51	0.55	0.44	0.43	0.57
Net realized and unrealized gain (loss)	0.39		2.75	3.69	0.66	1.88	2.69
Total from investment operations	0.64		3.26	4.24	1.10	2.31	3.26
Distributions:
Dividends from net investment income	(0.21)		(0.64)	(0.26)	(0.59)	(0.38)	(0.63)
Dividends from net realized gains	(3.76)		(3.20)	(0.87)	—	—	—
Total distributions	(3.97)		(3.84)	(1.13)	(0.59)	(0.38)	(0.63)
Net asset value, end of period	$31.66		$34.99	$35.57	$32.46	$31.95	$30.02
Ratios and supplemental data:
Total return(b)	1.99%		10.04%	13.44%	3.49%	7.75%	12.05%
Net assets, end of period (000)	$16,844		$18,547	$22,181	$22,265	$15,486	$10,285
Ratio of net expenses to average net assets	1.34%	(c)	1.34%	1.34%	1.34%	1.33%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.34%	1.34%	1.34%	1.33%	1.34%
Ratio of net investment income (loss) to average net assets	1.55%	(c)	1.52%	1.66%	1.37%	1.34%	2.00%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

220	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.22		$11.78	$10.88	$10.77	$10.16	$9.20
Income from investment operations:
Net investment income (loss)(a)	0.05		0.11	0.10	0.11	0.11	0.17
Net realized and unrealized gain (loss)	0.34		0.36	1.13	0.21	0.50	0.98
Total from investment operations	0.39		0.47	1.23	0.32	0.61	1.15
Distributions:
Dividends from net investment income	(0.04)		(0.29)	(0.09)	(0.21)	—	(0.04)
Dividends from net realized gains	(1.71)		(1.74)	(0.24)	—	—	—
Return of capital	—		—	—	—	—	(0.15)
Total distributions	(1.75)		(2.03)	(0.33)	(0.21)	—	(0.19)
Net asset value, end of period	$8.86		$10.22	$11.78	$10.88	$10.77	$10.16
Ratios and supplemental data:
Total return(b)	4.74%		4.77%	11.60%	3.03%	6.00%	12.64%
Net assets, end of period (000)	$125,501		$146,431	$210,537	$304,914	$373,595	$318,493
Ratio of net expenses to average net assets	1.47%	(c)	1.44%	1.41%	1.32%	1.32%	1.36%
Ratio of gross expenses to average net assets prior to expense reductions	1.47%	(c)	1.44%	1.41%	1.32%	1.32%	1.36%
Ratio of net investment income (loss) to average net assets	1.17%	(c)	1.01%	0.92%	1.06%	1.01%	1.74%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Portfolio turnover rate	27.4%		72.6%	48.2%	55.1%	73.1%	62.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.37		$11.86	$10.97	$10.85	$10.32	$9.37
Income from investment operations:
Net investment income (loss)(a)	0.02		0.02	0.02	0.03	0.03	0.10
Net realized and unrealized gain (loss)	0.34		0.38	1.14	0.21	0.50	1.00
Total from investment operations	0.36		0.40	1.16	0.24	0.53	1.10
Distributions:
Dividends from net investment income	—		(0.15)	(0.03)	(0.12)	—	(0.03)
Dividends from net realized gains	(1.71)		(1.74)	(0.24)	—	—	—
Return of capital	—		—	—	—	—	(0.12)
Total distributions	(1.71)		(1.89)	(0.27)	(0.12)	—	(0.15)
Net asset value, end of period	$9.02		$10.37	$11.86	$10.97	$10.85	$10.32
Ratios and supplemental data:
Total return(b)	4.30%		4.04%	10.77%	2.25%	5.14%	11.86%
Net assets, end of period (000)	$3,325		$4,937	$10,884	$16,654	$30,770	$43,323
Ratio of net expenses to average net assets	2.22%	(c)	2.19%	2.16%	2.07%	2.07%	2.12%
Ratio of gross expenses to average net assets prior to expense reductions	2.22%	(c)	2.19%	2.16%	2.07%	2.07%	2.12%
Ratio of net investment income (loss) to average net assets	0.39%	(c)	0.22%	0.17%	0.30%	0.26%	0.99%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.50		$11.06	$10.25	$10.15	$9.65	$8.78
Income from investment operations:
Net investment income (loss)(a)	0.02		0.03	0.02	0.03	0.03	0.09
Net realized and unrealized gain (loss)	0.30		0.33	1.06	0.20	0.47	0.94
Total from investment operations	0.32		0.36	1.08	0.23	0.50	1.03
Distributions:
Dividends from net investment income	—		(0.18)	(0.03)	(0.13)	—	(0.03)
Dividends from net realized gains	(1.71)		(1.74)	(0.24)	—	—	—
Return of capital	—		—	—	—	—	(0.13)
Total distributions	(1.71)		(1.92)	(0.27)	(0.13)	—	(0.16)
Net asset value, end of period	$8.11		$9.50	$11.06	$10.25	$10.15	$9.65
Ratios and supplemental data:
Total return(b)	4.28%		3.98%	10.82%	2.29%	5.18%	11.81%
Net assets, end of period (000)	$133,556		$151,091	$185,577	$235,194	$282,801	$276,141
Ratio of net expenses to average net assets	2.22%	(c)	2.19%	2.16%	2.07%	2.07%	2.11%
Ratio of gross expenses to average net assets prior to expense reductions	2.22%	(c)	2.19%	2.16%	2.07%	2.07%	2.11%
Ratio of net investment income (loss) to average net assets	0.43%	(c)	0.27%	0.17%	0.31%	0.26%	0.99%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

222	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.43		$11.99	$11.06	$10.96	$10.32	$9.33
Income from investment operations:
Net investment income (loss)(a)	0.07		0.14	0.13	0.14	0.14	0.19
Net realized and unrealized gain (loss)	0.33		0.36	1.15	0.22	0.50	1.00
Total from investment operations	0.40		0.50	1.28	0.36	0.64	1.19
Distributions:
Dividends from net investment income	(0.06)		(0.32)	(0.11)	(0.26)	—	(0.04)
Dividends from net realized gains	(1.71)		(1.74)	(0.24)	—	—	—
Return of capital	—		—	—	—	—	(0.16)
Total distributions	(1.77)		(2.06)	(0.35)	(0.26)	—	(0.20)
Net asset value, end of period	$9.06		$10.43	$11.99	$11.06	$10.96	$10.32
Ratios and supplemental data:
Total return(b)	4.77%		4.99%	11.90%	3.32%	6.20%	12.92%
Net assets, end of period (000)	$157,050		$182,064	$232,583	$986,986	$978,511	$763,531
Ratio of net expenses to average net assets	1.22%	(c)	1.19%	1.14%	1.07%	1.07%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.22%	(c)	1.19%	1.14%	1.07%	1.07%	1.11%
Ratio of net investment income (loss) to average net assets	1.43%	(c)	1.29%	1.16%	1.31%	1.25%	1.97%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.13		$11.67	$10.79	$10.67	$10.09	$9.16
Income from investment operations:
Net investment income (loss)(a)	0.04		0.08	0.07	0.08	0.08	0.14
Net realized and unrealized gain (loss)	0.32		0.37	1.12	0.21	0.50	0.97
Total from investment operations	0.36		0.45	1.19	0.29	0.58	1.11
Distributions:
Dividends from net investment income	(0.02)		(0.25)	(0.07)	(0.17)	—	(0.04)
Dividends from net realized gains	(1.71)		(1.74)	(0.24)	—	—	—
Return of capital	—		—	—	—	—	(0.14)
Total distributions	(1.73)		(1.99)	(0.31)	(0.17)	—	(0.18)
Net asset value, end of period	$8.76		$10.13	$11.67	$10.79	$10.67	$10.09
Ratios and supplemental data:
Total return(b)	4.48%		4.62%	11.27%	2.77%	5.75%	12.26%
Net assets, end of period (000)	$1,595		$1,741	$1,674	$3,045	$1,567	$1,302
Ratio of net expenses to average net assets	1.72%	(c)	1.69%	1.66%	1.58%	1.57%	1.61%
Ratio of gross expenses to average net assets prior to expense reductions	1.72%	(c)	1.69%	1.66%	1.58%	1.57%	1.61%
Ratio of net investment income (loss) to average net assets	0.94%	(c)	0.77%	0.68%	0.75%	0.77%	1.43%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.59		$19.14	$17.70	$19.28	$19.60	$18.31
Income from investment operations:
Net investment income (loss)(a)	0.21		0.40	0.39	0.37	0.40	0.53
Net realized and unrealized gain (loss)	0.06		1.14	2.63	(0.33)	0.14	1.45
Total from investment operations	0.27		1.54	3.02	0.04	0.54	1.98
Distributions:
Dividends from net investment income	(0.23)		(0.76)	(0.02)	(0.14)	(0.25)	(0.69)
Dividends from net realized gains	(0.88)		(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.11)		(2.09)	(1.58)	(1.62)	(0.86)	(0.69)
Net asset value, end of period	$17.75		$18.59	$19.14	$17.70	$19.28	$19.60
Ratios and supplemental data:
Total return(b)	1.60%		8.74%	18.50%	0.51%	2.73%	11.06%
Net assets, end of period (000)	$453,719		$488,842	$514,593	$650,100	$1,269,501	$1,741,954
Ratio of net expenses to average net assets	1.11%	(c)	1.10%	1.11%	1.10%	1.07%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.10%	1.11%	1.10%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	2.42%	(c)	2.18%	2.18%	2.07%	2.03%	2.82%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Portfolio turnover rate	37.1%		68.1%	73.1%	56.6%	65.7%	77.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

224	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.29		$23.27	$21.31	$22.89	$23.14	$21.48
Income from investment operations:
Net investment income (loss)(a)	0.19		0.32	0.31	0.28	0.32	0.47
Net realized and unrealized gain (loss)	0.07		1.41	3.21	(0.38)	0.15	1.69
Total from investment operations	0.26		1.73	3.52	(0.10)	0.47	2.16
Distributions:
Dividends from net investment income	(0.14)		(0.38)	—	(0.00)**	(0.11)	(0.50)
Dividends from net realized gains	(0.88)		(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.02)		(1.71)	(1.56)	(1.48)	(0.72)	(0.50)
Net asset value, end of period	$22.53		$23.29	$23.27	$21.31	$22.89	$23.14
Ratios and supplemental data:
Total return(b)	1.19%		7.89%	17.63%	(0.25% )	2.01%	10.20%
Net assets, end of period (000)	$7,772		$9,879	$11,391	$14,256	$21,517	$56,141
Ratio of net expenses to average net assets	1.86%	(c)	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of net investment income (loss) to average net assets	1.65%	(c)	1.42%	1.43%	1.32%	1.36%	2.12%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.43		$18.87	$17.57	$19.15	$19.51	$18.24
Income from investment operations:
Net investment income (loss)(a)	0.15		0.26	0.25	0.23	0.25	0.38
Net realized and unrealized gain (loss)	0.05		1.11	2.61	(0.32)	0.14	1.45
Total from investment operations	0.20		1.37	2.86	(0.09)	0.39	1.83
Distributions:
Dividends from net investment income	(0.16)		(0.48)	—	(0.01)	(0.14)	(0.56)
Dividends from net realized gains	(0.88)		(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.04)		(1.81)	(1.56)	(1.49)	(0.75)	(0.56)
Net asset value, end of period	$17.59		$18.43	$18.87	$17.57	$19.15	$19.51
Ratios and supplemental data:
Total return(b)	1.23%		7.86%	17.62%	(0.24% )	1.99%	10.20%
Net assets, end of period (000)	$299,593		$319,654	$325,823	$390,649	$584,428	$706,108
Ratio of net expenses to average net assets	1.86%	(c)	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of net investment income (loss) to average net assets	1.67%	(c)	1.43%	1.43%	1.32%	1.26%	2.03%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.02		$17.74	$16.51	$18.10	$18.44	$17.27
Income from investment operations:
Net investment income (loss)(a)	0.22		0.41	0.40	0.39	0.42	0.53
Net realized and unrealized gain (loss)	0.04		1.04	2.44	(0.30)	0.14	1.38
Total from investment operations	0.26		1.45	2.84	0.09	0.56	1.91
Distributions:
Dividends from net investment income	(0.25)		(0.84)	(0.05)	(0.20)	(0.29)	(0.74)
Dividends from net realized gains	(0.88)		(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.13)		(2.17)	(1.61)	(1.68)	(0.90)	(0.74)
Net asset value, end of period	$16.15		$17.02	$17.74	$16.51	$18.10	$18.44
Ratios and supplemental data:
Total return(b)	1.71%		8.99%	18.78%	0.81%	3.00%	11.32%
Net assets, end of period (000)	$493,233		$553,594	$349,512	$475,526	$759,415	$883,151
Ratio of net expenses to average net assets	0.86%	(c)	0.85%	0.86%	0.85%	0.82%	0.82%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	(c)	0.85%	0.86%	0.85%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	2.67%	(c)	2.46%	2.43%	2.33%	2.26%	2.97%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.52		$19.03	$17.63	$19.21	$19.55	$18.28
Income from investment operations:
Net investment income (loss)(a)	0.19		0.35	0.34	0.32	0.34	0.45
Net realized and unrealized gain (loss)	0.06		1.13	2.62	(0.32)	0.14	1.48
Total from investment operations	0.25		1.48	2.96	—	0.48	1.93
Distributions:
Dividends from net investment income	(0.20)		(0.66)	(0.00)**	(0.10)	(0.21)	(0.66)
Dividends from net realized gains	(0.88)		(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.08)		(1.99)	(1.56)	(1.58)	(0.82)	(0.66)
Net asset value, end of period	$17.69		$18.52	$19.03	$17.63	$19.21	$19.55
Ratios and supplemental data:
Total return(b)	1.50%		8.44%	18.18%	0.29%	2.46%	10.78%
Net assets, end of period (000)	$2,262		$2,988	$3,074	$3,253	$4,134	$2,878
Ratio of net expenses to average net assets	1.36%	(c)	1.36%	1.36%	1.35%	1.32%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.36%	1.36%	1.35%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	2.13%	(c)	1.92%	1.93%	1.82%	1.72%	2.39%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.07
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.41
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.41
Ratios and supplemental data:
Total return(b)	4.10%
Net assets, end of period (000)	$4,710
Ratio of net expenses to average net assets	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.94%	(c)
Ratio of net investment income (loss) to average net assets	2.16%	(c)

	(Unaudited) December 31, 2014* through April 30,
	2015
Portfolio turnover rate	4.3%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	227

Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.39
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.39
Ratios and supplemental data:
Total return(b)	3.90%
Net assets, end of period (000)	$247
Ratio of net expenses to average net assets	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.61%	(c)
Ratio of net investment income (loss) to average net assets	1.40%	(c)

	CLASS I
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08
Net realized and unrealized gain (loss)	0.35
Total from investment operations	0.43
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.43
Ratios and supplemental data:
Total return(b)	4.30%
Net assets, end of period (000)	$10,439
Ratio of net expenses to average net assets	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.82%	(c)
Ratio of net investment income (loss) to average net assets	2.38%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

228	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS R
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.07
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.41
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.41
Ratios and supplemental data:
Total return(b)	4.10%
Net assets, end of period (000)	$104
Ratio of net expenses to average net assets	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.32%	(c)
Ratio of net investment income (loss) to average net assets	1.94%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	229

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.70		$10.89	$11.15	$11.14	$11.23	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.14		0.26	0.22	0.22	0.26	0.31
Net realized and unrealized gain (loss)	0.08		0.12	(0.17)	0.15	0.02	0.45
Total from investment operations	0.22		0.38	0.05	0.37	0.28	0.76
Distributions:
Dividends from net investment income	(0.16)		(0.53)	(0.26)	(0.32)	(0.28)	(0.59)
Dividends from net realized gains	(0.12)		(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.28)		(0.57)	(0.31)	(0.36)	(0.37)	(0.59)
Net asset value, end of period	$10.64		$10.70	$10.89	$11.15	$11.14	$11.23
Ratios and supplemental data:
Total return(b)	2.07%		3.71%	0.48%	3.35%	2.64%	7.12%
Net assets, end of period (000)	$45,296		$67,287	$93,691	$137,672	$115,090	$114,922
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.12%	(c)	1.05%	0.99%	0.98%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets	2.60%	(c)	2.47%	1.97%	1.98%	2.37%	2.83%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Portfolio turnover rate	34.3%		35.3%	32.5%	34.4%	41.5%	55.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

230	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.70		$10.89	$11.15	$11.14	$11.23	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.10		0.18	0.13	0.14	0.19	0.23
Net realized and unrealized gain (loss)	0.08		0.12	(0.16)	0.14	0.01	0.44
Total from investment operations	0.18		0.30	(0.03)	0.28	0.20	0.67
Distributions:
Dividends from net investment income	(0.12)		(0.45)	(0.18)	(0.23)	(0.20)	(0.50)
Dividends from net realized gains	(0.12)		(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.24)		(0.49)	(0.23)	(0.27)	(0.29)	(0.50)
Net asset value, end of period	$10.64		$10.70	$10.89	$11.15	$11.14	$11.23
Ratios and supplemental data:
Total return(b)	1.69%		2.94%	(0.27% )	2.59%	1.88%	6.33%
Net assets, end of period (000)	$1,347		$1,879	$5,319	$9,108	$14,193	$21,402
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	(c)	1.80%	1.74%	1.73%	1.72%	1.73%
Ratio of net investment income (loss) to average net assets	1.85%	(c)	1.72%	1.22%	1.25%	1.67%	2.10%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.70		$10.89	$11.15	$11.13	$11.22	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.10		0.18	0.13	0.14	0.18	0.23
Net realized and unrealized gain (loss)	0.08		0.12	(0.16)	0.15	0.02	0.43
Total from investment operations	0.18		0.30	(0.03)	0.29	0.20	0.66
Distributions:
Dividends from net investment income	(0.12)		(0.45)	(0.18)	(0.23)	(0.20)	(0.50)
Dividends from net realized gains	(0.12)		(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.24)		(0.49)	(0.23)	(0.27)	(0.29)	(0.50)
Net asset value, end of period	$10.64		$10.70	$10.89	$11.15	$11.13	$11.22
Ratios and supplemental data:
Total return(b)	1.69%		2.94%	(0.27% )	2.68%	1.88%	6.24%
Net assets, end of period (000)	$17,031		$17,818	$25,964	$43,823	$48,612	$50,793
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	(c)	1.80%	1.74%	1.73%	1.72%	1.73%
Ratio of net investment income (loss) to average net assets	1.85%	(c)	1.73%	1.23%	1.25%	1.63%	2.09%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	231

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.70		$10.89	$11.15	$11.13	$11.22	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.15		0.29	0.24	0.25	0.29	0.34
Net realized and unrealized gain (loss)	0.08		0.12	(0.16)	0.15	0.02	0.43
Total from investment operations	0.23		0.41	0.08	0.40	0.31	0.77
Distributions:
Dividends from net investment income	(0.17)		(0.56)	(0.29)	(0.34)	(0.31)	(0.61)
Dividends from net realized gains	(0.12)		(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.29)		(0.60)	(0.34)	(0.38)	(0.40)	(0.61)
Net asset value, end of period	$10.64		$10.70	$10.89	$11.15	$11.13	$11.22
Ratios and supplemental data:
Total return(b)	2.20%		3.97%	0.73%	3.70%	2.90%	7.30%
Net assets, end of period (000)	$12,937		$13,347	$41,109	$43,464	$41,639	$46,625
Ratio of net expenses to average net assets	0.65%	(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.87%	(c)	0.80%	0.74%	0.73%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets	2.84%	(c)	2.70%	2.22%	2.24%	2.64%	3.07%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.70		$10.89	$11.15	$11.14	$11.23	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.12		0.23	0.19	0.19	0.23	0.28
Net realized and unrealized gain (loss)	0.08		0.13	(0.17)	0.15	0.02	0.45
Total from investment operations	0.20		0.36	0.02	0.34	0.25	0.73
Distributions:
Dividends from net investment income	(0.14)		(0.51)	(0.23)	(0.29)	(0.25)	(0.56)
Dividends from net realized gains	(0.12)		(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.26)		(0.55)	(0.28)	(0.33)	(0.34)	(0.56)
Net asset value, end of period	$10.64		$10.70	$10.89	$11.15	$11.14	$11.23
Ratios and supplemental data:
Total return(b)	1.94%		3.45%	0.22%	3.09%	2.39%	6.86%
Net assets, end of period (000)	$232		$234	$2,248	$1,756	$1,638	$1,389
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	(c)	1.28%	1.24%	1.23%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets	2.34%	(c)	2.14%	1.72%	1.74%	2.10%	2.59%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

232	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.65	$9.90	$9.92	$9.68	$9.97	$9.52
Income from investment operations:
Net investment income (loss)(a)	0.22	0.48	0.51	0.53	0.59	0.63
Net realized and unrealized gain (loss)	(0.18)	0.01	0.18	0.35	(0.24)	0.58
Total from investment operations	0.04	0.49	0.69	0.88	0.35	1.21
Distributions:
Dividends from net investment income	(0.25)	(0.55)	(0.58)	(0.51)	(0.64)	(0.76)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.49)	(0.74)	(0.71)	(0.64)	(0.64)	(0.76)
Net asset value, end of period	$9.20	$9.65	$9.90	$9.92	$9.68	$9.97
Ratios and supplemental data:
Total return(b)	0.70%	5.11%	7.21%	9.39%	3.62%	13.26%
Net assets, end of period (000)	$93,683	$132,756	$201,791	$215,299	$182,515	$211,632
Ratio of net expenses to average net assets	1.26% (c)	1.18%	1.18%	1.19%	1.22%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.26% (c)	1.18%	1.18%	1.19%	1.22%	1.21%
Ratio of net investment income (loss) to average net assets	4.83% (c)	4.84%	5.11%	5.46%	6.01%	6.56%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Portfolio turnover rate	35.9%	51.2%	55.1%	73.9%	72.6%	57.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	233

Calamos High Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.16	$10.38	$10.36	$10.09	$10.37	$9.86
Income from investment operations:
Net investment income (loss)(a)	0.20	0.42	0.46	0.48	0.54	0.58
Net realized and unrealized gain (loss)	(0.19)	0.02	0.18	0.36	(0.26)	0.60
Total from investment operations	0.01	0.44	0.64	0.84	0.28	1.18
Distributions:
Dividends from net investment income	(0.22)	(0.47)	(0.49)	(0.44)	(0.56)	(0.67)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.46)	(0.66)	(0.62)	(0.57)	(0.56)	(0.67)
Net asset value, end of period	$9.71	$10.16	$10.38	$10.36	$10.09	$10.37
Ratios and supplemental data:
Total return(b)	0.28%	4.37%	6.40%	8.55%	2.79%	12.45%
Net assets, end of period (000)	$1,290	$2,098	$3,340	$5,973	$9,766	$17,387
Ratio of net expenses to average net assets	2.01% (c)	1.93%	1.93%	1.95%	1.96%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	2.01% (c)	1.93%	1.93%	1.95%	1.96%	1.96%
Ratio of net investment income (loss) to average net assets	4.09% (c)	4.10%	4.39%	4.73%	5.28%	5.82%

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.06	$10.29	$10.28	$10.01	$10.29	$9.80
Income from investment operations:
Net investment income (loss)(a)	0.19	0.42	0.45	0.48	0.54	0.58
Net realized and unrealized gain (loss)	(0.18)	0.01	0.19	0.36	(0.25)	0.58
Total from investment operations	0.01	0.43	0.64	0.84	0.29	1.16
Distributions:
Dividends from net investment income	(0.22)	(0.47)	(0.50)	(0.44)	(0.57)	(0.67)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.46)	(0.66)	(0.63)	(0.57)	(0.57)	(0.67)
Net asset value, end of period	$9.61	$10.06	$10.29	$10.28	$10.01	$10.29
Ratios and supplemental data:
Total return(b)	0.30%	4.32%	6.37%	8.65%	2.83%	12.34%
Net assets, end of period (000)	$25,453	$29,333	$34,146	$43,141	$39,764	$48,149
Ratio of net expenses to average net assets	2.01% (c)	1.93%	1.93%	1.94%	1.97%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	2.01% (c)	1.93%	1.93%	1.94%	1.97%	1.96%
Ratio of net investment income (loss) to average net assets	4.09% (c)	4.10%	4.37%	4.72%	5.26%	5.81%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

234	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.65	$9.90	$9.92	$9.68	$9.97	$9.52
Income from investment operations:
Net investment income (loss)(a)	0.23	0.50	0.53	0.56	0.62	0.65
Net realized and unrealized gain (loss)	(0.18)	0.02	0.19	0.34	(0.24)	0.58
Total from investment operations	0.05	0.52	0.72	0.90	0.38	1.23
Distributions:
Dividends from net investment income	(0.26)	(0.58)	(0.61)	(0.53)	(0.67)	(0.78)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.50)	(0.77)	(0.74)	(0.66)	(0.67)	(0.78)
Net asset value, end of period	$9.20	$9.65	$9.90	$9.92	$9.68	$9.97
Ratios and supplemental data:
Total return(b)	0.82%	5.37%	7.50%	9.63%	3.88%	13.58%
Net assets, end of period (000)	$25,898	$24,342	$25,103	$33,271	$21,424	$44,574
Ratio of net expenses to average net assets	1.01% (c)	0.93%	0.93%	0.94%	0.96%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.01% (c)	0.93%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	5.08% (c)	5.10%	5.37%	5.71%	6.29%	6.76%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.64	$9.89	$9.91	$9.67	$9.96	$9.52
Income from investment operations:
Net investment income (loss)(a)	0.21	0.45	0.48	0.51	0.57	0.60
Net realized and unrealized gain (loss)	(0.19)	0.02	0.18	0.34	(0.24)	0.57
Total from investment operations	0.02	0.47	0.66	0.85	0.33	1.17
Distributions:
Dividends from net investment income	(0.24)	(0.53)	(0.55)	(0.48)	(0.62)	(0.73)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.48)	(0.72)	(0.68)	(0.61)	(0.62)	(0.73)
Net asset value, end of period	$9.18	$9.64	$9.89	$9.91	$9.67	$9.96
Ratios and supplemental data:
Total return(b)	0.47%	4.87%	6.92%	9.17%	3.37%	12.88%
Net assets, end of period (000)	$160	$209	$192	$373	$272	$248
Ratio of net expenses to average net assets	1.51% (c)	1.43%	1.43%	1.44%	1.47%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.51% (c)	1.43%	1.43%	1.44%	1.47%	1.46%
Ratio of net investment income (loss) to average net assets	4.59% (c)	4.60%	4.89%	5.21%	5.74%	6.28%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	235

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.13		$13.09	$12.68	$12.11	$11.91	$11.35
Income from investment operations:
Net investment income (loss)(a)	0.10		0.15	0.17	0.21	0.22	0.23
Net realized and unrealized gain (loss)	0.10		0.27	0.42	0.51	0.18	0.46
Total from investment operations	0.20		0.42	0.59	0.72	0.40	0.69
Distributions:
Dividends from net investment income	(0.07)		(0.12)	(0.18)	(0.15)	(0.20)	(0.13)
Dividends from net realized gains	(0.14)		(0.26)	—	—	—	—
Total distributions	(0.21)		(0.38)	(0.18)	(0.15)	(0.20)	(0.13)
Net asset value, end of period	$13.12		$13.13	$13.09	$12.68	$12.11	$11.91
Ratios and supplemental data:
Total return(b)	1.54%		3.27%	4.71%	6.01%	3.40%	6.11%
Net assets, end of period (000)	$1,148,772		$1,351,641	$1,354,180	$1,155,161	$1,282,438	$1,203,750
Ratio of net expenses to average net assets	1.23%	(c)	1.20%	1.26%	1.17%	1.21%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.20%	1.26%	1.17%	1.21%	1.19%
Ratio of net investment income (loss) to average net assets	1.53%	(c)	1.17%	1.33%	1.65%	1.80%	2.00%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.09%	(c)	1.09%	1.12%	1.13%	1.14%	1.14%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Portfolio turnover rate	18.0%		70.5%	110.6%	82.8%	98.5%	87.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

236	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.87		$13.82	$13.36	$12.75	$12.51	$11.92
Income from investment operations:
Net investment income (loss)(a)	0.05		0.06	0.08	0.12	0.14	0.15
Net realized and unrealized gain (loss)	0.11		0.27	0.45	0.54	0.20	0.48
Total from investment operations	0.16		0.33	0.53	0.66	0.34	0.63
Distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.07)	(0.05)	(0.10)	(0.04)
Dividends from net realized gains	(0.14)		(0.26)	—	—	—	—
Total distributions	(0.15)		(0.28)	(0.07)	(0.05)	(0.10)	(0.04)
Net asset value, end of period	$13.88		$13.87	$13.82	$13.36	$12.75	$12.51
Ratios and supplemental data:
Total return(b)	1.14%		2.43%	3.98%	5.18%	2.70%	5.31%
Net assets, end of period (000)	$3,159		$4,436	$9,117	$12,940	$18,147	$25,349
Ratio of net expenses to average net assets	1.98%	(c)	1.95%	2.03%	1.92%	1.97%	1.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	(c)	1.95%	2.03%	1.92%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets	0.78%	(c)	0.44%	0.60%	0.91%	1.07%	1.27%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	(c)	1.84%	1.87%	1.89%	1.89%	1.88%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.32		$13.30	$12.88	$12.29	$12.08	$11.52
Income from investment operations:
Net investment income (loss)(a)	0.05		0.06	0.08	0.11	0.13	0.15
Net realized and unrealized gain (loss)	0.11		0.26	0.42	0.54	0.18	0.46
Total from investment operations	0.16		0.32	0.50	0.65	0.31	0.61
Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.08)	(0.06)	(0.10)	(0.05)
Dividends from net realized gains	(0.14)		(0.26)	—	—	—	—
Total distributions	(0.16)		(0.30)	(0.08)	(0.06)	(0.10)	(0.05)
Net asset value, end of period	$13.32		$13.32	$13.30	$12.88	$12.29	$12.08
Ratios and supplemental data:
Total return(b)	1.22%		2.40%	3.93%	5.28%	2.61%	5.31%
Net assets, end of period (000)	$339,683		$349,791	$289,520	$267,646	$299,733	$353,019
Ratio of net expenses to average net assets	1.98%	(c)	1.95%	2.02%	1.92%	1.97%	1.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	(c)	1.95%	2.02%	1.92%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets	0.76%	(c)	0.42%	0.58%	0.90%	1.06%	1.26%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	(c)	1.84%	1.87%	1.88%	1.89%	1.88%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.99		$12.97	$12.56	$12.00	$11.80	$11.25
Income from investment operations:
Net investment income (loss)(a)	0.11		0.18	0.20	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.11		0.25	0.42	0.51	0.19	0.46
Total from investment operations	0.22		0.43	0.62	0.74	0.43	0.71
Distributions:
Dividends from net investment income	(0.09)		(0.15)	(0.21)	(0.18)	(0.23)	(0.16)
Dividends from net realized gains	(0.14)		(0.26)	—	—	—	—
Total distributions	(0.23)		(0.41)	(0.21)	(0.18)	(0.23)	(0.16)
Net asset value, end of period	$12.98		$12.99	$12.97	$12.56	$12.00	$11.80
Ratios and supplemental data:
Total return(b)	1.69%		3.40%	5.01%	6.25%	3.70%	6.33%
Net assets, end of period (000)	$2,436,965		$2,470,829	$1,574,197	$1,040,722	$738,421	$521,364
Ratio of net expenses to average net assets	0.98%	(c)	0.95%	1.01%	0.92%	0.96%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.98%	(c)	0.95%	1.01%	0.92%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.76%	(c)	1.41%	1.57%	1.88%	2.04%	2.22%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.84%	(c)	0.84%	0.87%	0.88%	0.89%	0.89%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.08		$13.05	$12.64	$12.08	$11.88	$11.33
Income from investment operations:
Net investment income (loss)(a)	0.08		0.12	0.14	0.17	0.19	0.20
Net realized and unrealized gain (loss)	0.11		0.26	0.42	0.52	0.18	0.46
Total from investment operations	0.19		0.38	0.56	0.69	0.37	0.66
Distributions:
Dividends from net investment income	(0.06)		(0.09)	(0.15)	(0.13)	(0.17)	(0.11)
Dividends from net realized gains	(0.14)		(0.26)	—	—	—	—
Total distributions	(0.20)		(0.35)	(0.15)	(0.13)	(0.17)	(0.11)
Net asset value, end of period	$13.07		$13.08	$13.05	$12.64	$12.08	$11.88
Ratios and supplemental data:
Total return(b)	1.42%		2.97%	4.47%	5.72%	3.18%	5.84%
Net assets, end of period (000)	$8,185		$9,099	$5,408	$5,199	$3,114	$2,351
Ratio of net expenses to average net assets	1.48%	(c)	1.45%	1.52%	1.42%	1.46%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	(c)	1.45%	1.52%	1.42%	1.46%	1.46%
Ratio of net investment income (loss) to average net assets	1.27%	(c)	0.91%	1.08%	1.37%	1.55%	1.72%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.34%	(c)	1.34%	1.37%	1.38%	1.39%	1.39%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

238	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	0.02
Total from investment operations	0.04
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.04
Ratios and supplemental data:
Total return(b)	0.40%
Net assets, end of period (000)	$5,569
Ratio of net expenses to average net assets	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.79%	(c)
Ratio of net investment income (loss) to average net assets	0.63%	(c)

	(Unaudited) Six Months Ended April 30,
	2015
Portfolio turnover rate	15.4%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	239

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS C
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.00	)**
Net realized and unrealized gain (loss)	0.02
Total from investment operations	0.02
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.02
Ratios and supplemental data:
Total return(b)	0.20%
Net assets, end of period (000)	$100
Ratio of net expenses to average net assets	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.54%	(c)
Ratio of net investment income (loss) to average net assets	(0.13%	)(c)

	CLASS I
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	0.02
Total from investment operations	0.05
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.05
Ratios and supplemental data:
Total return(b)	0.50%
Net assets, end of period (000)	$5,396
Ratio of net expenses to average net assets	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.54%	(c)
Ratio of net investment income (loss) to average net assets	0.87%	(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

240	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS R
	(Unaudited) December 31, 2014* through April 30,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	0.03
Total from investment operations	0.04
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.04
Ratios and supplemental data:
Total return(b)	0.40%
Net assets, end of period (000)	$100
Ratio of net expenses to average net assets	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.04%	(c)
Ratio of net investment income (loss) to average net assets	0.38%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 3, 2013* through October 31,
	2015		2014	2013
Net asset value, beginning of period	$10.84		$10.28	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.22		0.76	0.34
Total from investment operations	0.15		0.65	0.28
Distributions:
Dividends from net investment income	—		(0.06)	—
Dividends from net realized gains	(0.13)		(0.03)	—
Total distributions	(0.13)		(0.09)	—
Net asset value, end of period	$10.86		$10.84	$10.28
Ratios and supplemental data:
Total return(b)	1.40%		6.33%	2.80%
Net assets, end of period (000)	$36,395		$39,722	$9,258
Ratio of net expenses to average net assets	2.27%	(c)	2.57%	2.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	(c)	2.57%	3.03%	(c)
Ratio of net investment income (loss) to average net assets	(1.27%	)(c)	(1.07% )	(1.53%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.75%	(c)	1.79%	2.00%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 3, 2013* through October 31,
	2015		2014	2013
Portfolio turnover rate	66.1%		260.4%	132.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

242	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30, 2015		Year Ended October 31, 2014	June 3, 2013* through October 31, 2013*
Net asset value, beginning of period	$10.74		$10.24	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.23)	(0.09)
Net realized and unrealized gain (loss)	0.22		0.81	0.33
Total from investment operations	0.11		0.58	0.24
Distributions:
Dividends from net investment income	—		(0.05)	—
Dividends from net realized gains	(0.13)		(0.03)	—
Total distributions	(0.13)		(0.08)	—
Net asset value, end of period	$10.72		$10.74	$10.24
Ratios and supplemental data:
Total return(b)	1.03%		5.66%	2.40%
Net assets, end of period (000)	$6,260		$6,489	$383
Ratio of net expenses to average net assets	3.01%	(c)	3.23%	3.13%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.01%	(c)	3.23%	3.52%	(c)
Ratio of net investment income (loss) to average net assets	(2.01%	)(c)	(2.22%)	(2.22%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.50%	(c)	2.51%	2.75%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 3, 2013* through October 31,
	2015		2014	2013*
Net asset value, beginning of period	$10.87		$10.29	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.23		0.73	0.34
Total from investment operations	0.17		0.68	0.29
Distributions:
Dividends from net investment income	—		(0.07)	—
Dividends from net realized gains	(0.13)		(0.03)	—
Total distributions	(0.13)		(0.10)	—
Net asset value, end of period	$10.91		$10.87	$10.29
Ratios and supplemental data:
Total return(b)	1.58%		6.56%	2.90%
Net assets, end of period (000)	$59,165		$83,654	$36,433
Ratio of net expenses to average net assets	2.02%	(c)	2.10%	2.09%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.02%	(c)	2.10%	2.34%	(c)
Ratio of net investment income (loss) to average net assets	(1.04%	)(c)	(0.43% )	(1.16%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.49%	(c)	1.55%	1.75%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	243

Calamos Long/Short Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 3, 2013* through October 31,
	2015		2014	2013*
Net asset value, beginning of period	$10.81		$10.27	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.22		0.69	0.34
Total from investment operations	0.14		0.62	0.27
Distributions:
Dividends from net investment income	—		(0.05)	—
Dividends from net realized gains	(0.13)		(0.03)	—
Total distributions	(0.13)		(0.08)	—
Net asset value, end of period	$10.82		$10.81	$10.27
Ratios and supplemental data:
Total return(b)	1.31%		6.06%	2.70%
Net assets, end of period (000)	$110		$109	$103
Ratio of net expenses to average net assets	2.52%	(c)	2.68%	2.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.52%	(c)	2.68%	3.26%	(c)
Ratio of net investment income (loss) to average net assets	(1.50%	)(c)	(0.64% )	(1.68%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.00%	(c)	2.08%	2.25%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

244	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos Dividend Growth Fund, Calamos Mid Cap Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, and Calamos Long/Short Fund (the “Funds”), as of April 30, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the six month period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year or period ended October 31, 2014 and the financial highlights for each of the periods presented; and in our report dated December 17, 2014, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois

June 17, 2015

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Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of the Global Convertible Fund and Hedged Equity Income Fund (each a “New Fund” and, collectively, the “New Funds”) oversees the New Funds’ management, and, as required by law, determines whether to approve or (annually thereafter) continue the New Funds’ management agreements with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each New Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their consideration regarding the approval of the management agreements for the New Funds, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreements, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on December 18, 2014, the Trustees determined, based on their evaluation of the information referred to at the meeting, and other information, that the overall arrangements between the Trust and Calamos Advisors with respect to the New Funds were fair and reasonable in light of the nature, extent and quality of the services to be provided by Calamos Advisors and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At the meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Funds.

The Trustees discussed the nature and quality of the advisory and other services to be provided by the Adviser to the New Funds. In connection with its consideration of the management agreements of the Trust, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services to be provided, (ii) the fees and other expenses to be paid by the New Funds as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from its relationship with the New Funds, (iv) whether economies of scale may be realized as the New Funds grow and whether potential economies may be shared, in some measure, with the New Funds’ investors; and (v) other benefits to the Adviser from its relationship with the New Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to be provided to the New Funds took into account the knowledge that may be gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: (i) the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; (ii) the consistency of investment approach; (iii) the background and experience of the Adviser’s investment personnel responsible for managing the New Funds; and (iv) the Adviser’s performance as administrator of the other Funds in the fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel expected to provide investment management services to the New Funds. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Funds were appropriate and consistent with the management agreement and that the New Funds were likely to benefit from services provided under the management agreement with the Adviser.

Investment Performance of the Fund.  Because the New Funds had not yet commenced operations, the Board did not consider the investment performance of the New Funds.

Costs of Services Provided and Profits Realized by the Adviser.  The Board evaluated the New Funds’ proposed management fee rates and estimated total expense ratios as compared to information provided by the Adviser regarding the median management fee rate and total expense ratios of each New Fund’s Morningstar Peer Group (the Funds’ “Expense Group”). The Board considered that the Global Convertible Fund’s proposed contractual management fee rate and estimated total expense ratio are above the median fee rate and total expense ratio of the Fund’s Expense Group. The Board also considered the Adviser’s assertion that the Fund’s Expense Group did not contain other global funds and that the proposed contractual management fee rate was in line with those of other global funds. The Board considered that the Hedged Equity Income Fund’s proposed contractual management fee rate and estimated total expense ratio were below the median fee rate and total expense ratio of its Expense Group. The Board noted the Adviser’s agreement to reimburse the New Funds for a portion of their expenses if the New Funds expense ratio otherwise would exceed a

246	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

certain level. In light of all the information presented, the Board concluded that it would be in the best interest of the New Funds and their shareholders to approve the management agreement.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Funds could result in the sharing of economies of scale as the New Funds’ assets increase. The Board also considered the Adviser’s agreement to reimburse the New Funds for a portion of their expenses if a New Funds’ respective expense ratios otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Funds allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability.  The Board did not consider information concerning the costs incurred and profits realized by the Adviser as the New Funds had not yet commenced operations.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Funds. The Board concluded that the Funds and the Adviser may potentially benefit from their relationship with each other in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the New Funds on their portfolio brokerage transactions to obtain research products and services benefiting the New Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust’s management agreement with the Adviser to add the New Funds was in the best interest of the New Funds and their shareholders.

www.calamos.com	247

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2015, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2015. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2014 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2015

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 19, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 19, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 19, 2015